                                   PROSPECTUS
                                  MAY 19, 2003

================================================================================
                                   Accumulator
            FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                                    Issued by
                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1
                                       and
                    CANADA LIFE INSURANCE COMPANY OF AMERICA

         Home Office                    Variable Life Service Center
6201 POWERS FERRY ROAD, N.W.                   P.O. BOX 105662
     ATLANTA, GA 30339                     ATLANTA, GA 30348-5662
      1-800-232-1335                            1-800-905-1959
================================================================================

This prospectus describes Accumulator, an individual, flexible premium variable life insurance policy (the Policy) issued by Canada Life Insurance Company of America (we, our, us, or the Company). The Policy offers lifetime insurance protection, with a life insurance benefit payable if the insured dies while the Policy is in effect.

This prospectus provides basic information that you should know before purchasing the Policy. You should consider the Policy in conjunction with other insurance you own. REPLACING ANY EXISTING LIFE INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE. IN ADDITION, IT MAY NOT BE TO YOUR ADVANTAGE TO FINANCE THE PURCHASE OR TO MAINTAIN THIS POLICY THROUGH A LOAN OR THROUGH WITHDRAWALS FROM ANOTHER POLICY.

Your Policy allows you to choose how you want to invest your net payments (that is, your payments minus the 6% payment expense charge). You have the option to choose from 30 Subaccounts and the Fixed Account. Money you put in a Subaccount is invested exclusively in a single Portfolio that is managed by a professional investment adviser. Your investments in the Portfolios through the Subaccounts are not guaranteed and involve varying degrees of investment risk. Money you direct to the Fixed Account earns interest at an annual rate guaranteed by us not to be less than 3%.

A prospectus for each of the Portfolios available through the Subaccounts of this Policy must accompany this prospectus. Please read these documents before investing and save them for future reference. The Portfolios available through this Policy are:

[ ]  THE ALGER AMERICAN FUND (CLASS O SHARES)
         Growth Portfolio
         Leveraged Allcap Portfolio
         Midcap Growth Portfolio
         Small Capitalization Portfolio

[ ]  THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
     (INITIAL SHARES)

[ ]  DREYFUS VARIABLE INVESTMENT FUND (INITIAL SHARES)
         Appreciation Portfolio
         Growth and Income Portfolio

[ ]  FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
     (INITIAL CLASS)
         Asset Manager(SM) Portfolio
         Contrafund(R)Portfolio
         Growth Opportunities Portfolio
         Growth Portfolio
         High Income Portfolio
         Index 500 Portfolio
         Investment Grade Bond Portfolio
         Money Market Portfolio
         Overseas Portfolio

[ ]  GOLDMAN SACHS VARIABLE INSURANCE TRUST
         Capital Growth Fund
         Core(SM) U.S. Equity Fund
         Growth and Income Fund

[ ]  JANUS ASPEN SERIES
         Flexible Income Portfolio (Service Shares)
         International Growth Portfolio (Institutional Shares)

[ ]  THE MONTGOMERY FUNDS III
         Emerging Markets Fund

[ ]  SELIGMAN PORTFOLIOS, INC.
         Communications and Information Portfolio (Class 1)
         Frontier Portfolio (Class 1)
         Global Technology Portfolio (Class 2)
         Small-Cap Value Portfolio (Class 2)

[ ]  VAN ECK WORLDWIDE INSURANCE TRUST
         Worldwide Absolute Return Fund
         Worldwide Emerging Markets Fund
         Worldwide Hard Assets Fund
         Worldwide Real Estate Fund

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INVESTMENT RISK - Your Policy Value will vary according to the investment performance of the Portfolio(s) in which you invest, the Policy charges we deduct from your Policy Value, the payments you make to the Subaccounts and the Fixed Account, and the effects of Policy transactions (such as partial withdrawals, loans and transfers). You bear investment risk on amounts you allocate to the Subaccounts. You may be required to make additional payments to keep the Policy in force. The Policy is not suitable for short-term investment because the surrender charge is considerable.

LOANS AND WITHDRAWALS - You may borrow against or withdraw money from this Policy, within limits. Loans and withdrawals reduce the Policy's life insurance benefit and cash surrender value, and increase your risk that the Policy will lapse without value. If your Policy lapses while loans are outstanding, you will have no Policy Value and you will likely have to pay a significant amount in additional taxes.

PLEASE NOTE THAT THE POLICY AND THE PORTFOLIOS:

-    are not guaranteed to provide any benefits;

-    are not insured by the FDIC or any other governmental agency;

- are not bank deposits or other obligations of a bank and are not bank guaranteed; and

- are subject to risks, including loss of the amount invested, tax risks and Policy lapse.

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  THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED
   THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
================================================================================

                  The date of this Prospectus is May 19, 2003.

TABLE OF CONTENTS

POLICY BENEFITS/RISKS SUMMARY.............................    1
   Policy Benefits........................................    1
      The Policy in General...............................    1
      Payments............................................    1
      No-Lapse Guarantee..................................    1
      Variable Death Benefit..............................    2
      Surrender and Partial Withdrawals...................    2
      Transfers...........................................    2
      Loans...............................................    3
      Supplemental Benefits and Riders....................    3
      Personalized Illustrations..........................    3
   Policy Risks...........................................    4
      Risk of Poor Investment Performance.................    4
      Risk of Increase in Current Fees and Expenses.......    4
      Risk of Policy Lapse................................    4
      Tax Risks...........................................    4
      Surrender and Partial Withdrawal Risks..............    5
      Loan Risks..........................................    5
      Portfolio Risks.....................................    5
FEE TABLE.................................................    6
THE POLICY................................................   13
      Purchasing a Policy.................................   13
      Applying for a Policy...............................   13
      When Insurance Coverage Takes Effect................   14
      Accounting Benefit Feature..........................   14
      Backdating..........................................   14
      Canceling a Policy (Right to Examine Period)........   14
      State Variations....................................   15
      Ownership Rights....................................   15
      Modifying the Policy................................   15
      Other Policies......................................   15
      Conversion Rights Following the Date of Issue or
      Increase in Face Amount ............................   15
PAYMENTS..................................................   16
      Flexible Payments...................................   16
      Minimum Initial Payment.............................   16
      Minimum Monthly Payments - No Lapse Guarantee.......   16
      Periodic Planned Payment Schedule...................   16
      Electronic Funds Transfer...........................   17
      Payment Limitations.................................   17
      Allocating Net Payments.............................   17
      Payments Before the Date of Acceptance..............   18
      Payments During the Right to Examine Period.........   18
VALUES UNDER THE POLICY...................................   18
      Policy Value........................................   18
      Cash Surrender Value................................   18
      Subaccount Value....................................   19
      Unit Value..........................................   19
      Fixed Account Value.................................   19
DEATH BENEFIT.............................................   20
      Death Benefit On or Before the Final Payment Date...   20
      Death Benefit After the Final Payment Date..........   20
      Base Death Benefit Options..........................   20
      Minimum Death Benefit...............................   21
      Changing Death Benefit Options......................   21
      Selecting and Changing the Face Amount and/or the
      Target Death Benefit Schedule ......................   21
      Decreasing the Face Amount and/or the Target Death
      Benefit Schedule ...................................   22
      Payment Options for the Death Benefit and on
      Surrender ..........................................   23
      Adjustable Term Insurance Rider.....................   23
      Accelerated Death Benefit Rider.....................   23
      Extended Coverage Option............................   24
      Guaranteed Death Benefit Rider......................   24
LOANS.....................................................   25
      Types of Loans......................................   25
      Loan Collateral.....................................   25
      Cost of the Loan....................................   25
      Interest Earned on the Loan Collateral..............   25
      Repayment of the Outstanding Loan Balance...........   26
      Effect of a Policy Loan on the Policy...............   26
      Paid-Up Life Insurance Rider........................   26
SURRENDERS AND PARTIAL WITHDRAWALS........................   27
      Surrenders..........................................   27
      Partial Withdrawals.................................   27
      Effects of Partial Withdrawals......................   28
      Postponement of Payments............................   28
TRANSFERS.................................................   29
TELEPHONE AND FACSIMILE REQUESTS..........................   30
POLICY LAPSE AND REINSTATEMENT............................   30
      Lapse...............................................   30
      Reinstatement.......................................   31
THE COMPANY AND THE FIXED ACCOUNT.........................   32
      Canada Life Insurance Company of America............   32
      The Fixed Account...................................   32
THE VARIABLE ACCOUNT AND THE PORTFOLIOS...................   32
      The Variable Account................................   32
      Changes to the Variable Account.....................   33
      The Portfolios......................................   33
      Addition, Deletion and Substitution of Portfolios...   36
      Voting Portfolio Shares.............................   36
CHARGES AND DEDUCTIONS....................................   36
      Payment Expense Charge..............................   37
      Monthly Deduction...................................   37
      Surrender Charge....................................   39
      Partial Withdrawal Charge...........................   40
      Transfer Charge.....................................   40
      Processing Charge...................................   41
      Loan Charge.........................................   41
      Portfolio Expenses..................................   41
FEDERAL TAX CONSIDERATIONS................................   41
      Tax Treatment of Policy Benefits....................   41
SUPPLEMENTAL BENEFITS AND RIDERS..........................   45
ILLUSTRATIONS.............................................   45
      Hypothetical Values Based on Current Insurance
      Charges ............................................   46
      Hypothetical Values Based on Guaranteed Maximum
      Charges ............................................   47
SALE OF THE POLICIES......................................   47
LEGAL PROCEEDINGS.........................................   48
FINANCIAL STATEMENTS......................................   48
APPENDIX A - DEATH BENEFIT OPTIONS 1 AND 2--GUIDELINE
 PREMIUM TEST ............................................  A-1
APPENDIX B - DEATH BENEFIT OPTION 3--CASH VALUE
 ACCUMULATION TEST .......................................  B-1
APPENDIX C - MAXIMUM MONTHLY EXPENSE CHARGES..............  C-1
APPENDIX D - CALCULATION OF MAXIMUM SURRENDER CHARGES.....  D-1
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS.....  S-1

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POLICY BENEFITS/RISKS SUMMARY

This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy's benefits and other provisions in more detail. FOR YOUR CONVENIENCE, WE HAVE PROVIDED A GLOSSARY AT THE END OF THIS PROSPECTUS THAT DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

                                 POLICY BENEFITS

THE POLICY IN GENERAL

- TAX-DEFERRED ACCUMULATION. Accumulator is a flexible premium variable life insurance policy. The Policy offers lifetime insurance protection, with a death benefit payable if the insured dies while the Policy is in effect. The Policy also provides the opportunity for tax-deferred accumulation of Policy Value. Your Policy Value will increase or decrease depending on the investment performance of the Subaccounts, the payments you make, the fees and charges we deduct, the interest we credit to the Fixed Account, and the effects of any Policy transactions (loans, withdrawals, transfers) on your Policy Value.

- FIXED ACCOUNT. You may place money in the Fixed Account where it earns at least 3% annual interest. We may declare higher rates of interest, but are not obligated to do so. Money you place in the Fixed Account will be reduced by the fees and charges we deduct. The Fixed Account is part of our general account.

- VARIABLE ACCOUNT. You may direct the money in your Policy to any of the Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the Portfolios listed on the cover of this prospectus. Money you place in each Subaccount is subject to investment risk (that is, it may increase or decline in value) and its value will vary each valuation day according to the investment performance of the Portfolio in which each Subaccount invests.

- BANDING OF FACE AMOUNT. We offer 2 bands of initial face amount under this Policy (Band One: $50,000 to $149,999, and Band Two: $150,000 and higher). Each band has its own cost of insurance rates. The cost of insurance rates for Band Two policies are lower than Band One policies.

PAYMENTS

- FLEXIBLE PAYMENTS. After you make the initial payment, you can make additional payments at any time while the insured is alive and the Policy is in force, and before the final payment date. You may make total payments up to the maximum payment limits that apply to your Policy. PLEASE CONTACT OUR VARIABLE LIFE SERVICE CENTER OR YOUR AGENT TO LEARN MORE ABOUT YOUR PAYMENT LIMITS. If you establish a schedule of planned periodic payments, we will bill you at regular intervals. Making scheduled payments will not guarantee that your Policy will stay in force, except as otherwise provided under the no-lapse guarantee of this Policy. You may also choose to have payments automatically deducted monthly from your bank account or other source under our automatic payment plan.

- RIGHT TO EXAMINE PERIOD. You have the right to examine this Policy and if not satisfied, you may return the Policy to our Variable Life Service Center or to your agent before the end of your free look period and receive a refund. Your right to examine period begins on the day you receive your Policy and generally lasts 10 days. We will mail a refund to you within 7 days after our receipt of the returned Policy. The amount of your refund will depend on whether your state requires a full refund of payments or a refund of the Policy Value.

NO-LAPSE GUARANTEE

- We guarantee that your Policy will not lapse for the length of the Minimum Payment Period (48 Policy Months from the Policy Date), so long as you meet certain conditions. For this guarantee to stay in force, we require that, on each monthly processing date, you have made total payments (MINUS any outstanding loan balance, and MINUS any partial withdrawals and partial withdrawal charges, excluding the transaction fee) that equal or exceed the sum of the minimum monthly payments (as set forth in your current Policy Details page) in effect for each month from the Policy Date up to and including the current monthly processing date. At the end of the Minimum Payment Period, you may be required to make additional payments to prevent lapse.

- WE MAY INCREASE THE AMOUNT OF YOUR MINIMUM MONTHLY PAYMENT IF YOU INCREASE YOUR FACE AMOUNT, OR IF YOU ADD OR CHANGE A RIDER.

VARIABLE DEATH BENEFIT

- DEATH BENEFIT. If the insured dies while the Policy is in force, we will pay the death benefit to the beneficiary. The amount of the death benefit depends upon the face amount of insurance you select, as well as the death benefit option and any riders in effect on the date of the insured's death. Before paying the beneficiary, we will reduce the death benefit by any outstanding loan and unpaid charges.

     - If the insured dies on or before the final payment date, the death benefit equals the base death benefit in effect on the insured's date of death, plus any additional death benefits provided by any rider(s) you selected, minus any outstanding loan balance and any unpaid monthly deduction.

     - After the final payment date, the death benefit is calculated differently.

- CHOICE AMONG THREE DEATH BENEFIT OPTIONS. You may choose one of the three death benefit options under the Base Policy when you apply for the Policy. We offer the following:

     - DEATH BENEFIT OPTIONS 1 AND 3. The base death benefit is equal to the greater of: (1) the face amount (which is the amount of insurance you select); OR (2) the minimum death benefit.

     - DEATH BENEFIT OPTION 2. The base death benefit is equal to the greater of: (1) the face amount PLUS the Policy Value on the date of the insured's death; or (2) the minimum death benefit.

     - Your choice of death benefit will affect the amount of the death benefit and the monthly deductions from the Policy, among other things. The death benefit option will also affect the amount and frequency of the payments you must make to keep the Policy in force and the maximum payments you may make under the Policy.

- CHOICE OF TAX TESTS. The Policy allows you to choose between two tax tests: the Guideline Premium Test (Death Benefit Options 1 and 2) and the Cash Value Accumulation Test (Death Benefit Option 3). Your election may affect the amount of the death benefit and the monthly deduction. There are two main differences between the two tests. First, the Guideline Premium Test limits the amount of payments you may make with your Policy, while no such limits apply under the Cash Value Accumulation Test. Second, the factors that determine the minimum death benefit under the Guideline Premium Test are different from those under the Cash Value Accumulation Test. You may not change tests. YOU SHOULD CONSULT A TAX ADVISER WHEN CHOOSING THE TAX TEST.

- EXTENDED COVERAGE OPTION. Under the Extended Coverage Option, we guarantee that, if the insured dies after the final payment date, the beneficiary will receive the greater of the Base Policy's face amount as of the final payment date or the Policy Value as of the insured's date of death (minus any unpaid charges or outstanding loan balance as of the insured's date of death). If you elect this option, all Policy Value will be transferred to the Fixed Account on the final payment date. This option may be elected only at issue. You may revoke this election at any time before the final payment date. There is no charge for selecting this option. The tax consequences associated with continuing the Policy beyond the insured's 100th birthday are unclear. YOU SHOULD CONSULT A TAX ADVISER IF YOU ELECT THE EXTENDED COVERAGE OPTION.

SURRENDER AND PARTIAL WITHDRAWALS

- Your Policy may develop net cash values that you can access at any time prior to the death of the insured.

- SURRENDER. At any time while the Policy is in force and the insured is living, you may submit a written request to surrender the Policy for its cash surrender value. Surrender charges may apply. A SURRENDER MAY HAVE ADVERSE TAX CONSEQUENCES.

- PARTIAL WITHDRAWALS. After the first Policy Year, you may submit a written request to withdraw part of the cash surrender value, subject to certain limitations. Each partial withdrawal must be at least $200. Charges may apply. PARTIAL WITHDRAWALS MAY HAVE ADVERSE TAX CONSEQUENCES AND MAY DECREASE YOUR POLICY'S FACE AMOUNT.

TRANSFERS

- TRANSFERS. Before the final payment date while the insured is still living and the Policy is in force, you may transfer amounts between the Fixed Account and the Subaccounts or among the Subaccounts, within limits. You will not be charged for the first 12 transfers in a Policy Year. We may charge up to $25 for each additional transfer during a Policy Year.

- DOLLAR COST AVERAGING AND ACCOUNT REBALANCING. We offer both services with this Policy.

LOANS

- LOANS. You may borrow up to 95% of the (Policy Value minus any surrender charges) minus any outstanding loan balance as of the date of the loan. Two types of loans are available to you:

     - STANDARD LOAN. A standard loan option is always available to you. We will charge interest daily on the amount of the loan at a current annual rate of 3.80%. This current rate of interest may change, but is guaranteed not to exceed 5.00%. However, we also will credit interest on the Policy Value securing the loan. The annual interest rate credited to the Policy Value securing a standard loan is 3.00%.

     - PREFERRED LOAN. A preferred loan option is automatically available to you unless you request otherwise. The preferred loan option is available on that part of the outstanding loan balance that is attributable to earnings on your Policy Value. We will charge interest daily on the amount of the loan at a current annual rate of 3.00%. This current rate of interest may change, but is guaranteed not to exceed 3.50%. The annual interest rate credited to the Policy Value securing a preferred loan is 3.00%.

- THERE ARE RISKS ASSOCIATED WITH POLICY LOANS. There is a risk that the Policy may lapse, if you do not repay the outstanding loan balance. LOANS MAY HAVE ADVERSE TAX CONSEQUENCES. PLEASE CONSULT A TAX ADVISER BEFORE BORROWING AGAINST YOUR POLICY VALUE.

- OPTIONAL PAID-UP LIFE INSURANCE RIDER. Under the Paid-Up Life Insurance Rider, we prevent your Policy from lapsing after the insured has reached an age of at least 75, when certain conditions are met. The Policy will automatically become paid-up life insurance when the rider is exercised. All other riders under the Policy will terminate. The rider can only be exercised when: (i) the outstanding loan balance is at least 95% of the Policy Value; (ii) the Policy has been in force for at least 15 years;
     (iii) the total amount of all partial withdrawals equals or exceeds the total payments made; and (iv) the outstanding loan balance equals or exceeds the face amount of the Policy. The tax treatment of the Paid-Up Life Insurance Rider is uncertain. ANYONE CONTEMPLATING THE PURCHASE OF THE POLICY WITH THE PAID-UP LIFE INSURANCE RIDER SHOULD CONSULT A TAX ADVISER.

SUPPLEMENTAL BENEFITS AND RIDERS

- We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We deduct any monthly charges for these options and riders from the Policy Value as part of the monthly deduction. Your agent can help you determine whether these options and riders are suitable for you. These riders may not be available in all states. Among the available riders are:

     - ACCELERATED DEATH BENEFIT RIDER. This rider provides the insured with a portion of the present value of the death benefit in a stream of payments under either the nursing home option or the terminal illness option. The death benefit provided after the insured's death will be reduced by the amount of the rider benefit. We will also reduce the Policy Value in the same proportion as the reduction in the death benefit. We do not assess an administrative charge for this rider; however, we do reduce the accelerated death benefit by a discount factor (currently 6%) at our discretion to compensate us for lost income due to the early payment of the death benefit.

     - ADJUSTABLE TERM INSURANCE RIDER. This rider provides a death benefit upon the death of the insured that is a supplement to the base death benefit under the Base Policy (the Policy without any supplemental riders). The amount of the death benefit payable under this rider can adjust over time.

     - GUARANTEED DEATH BENEFIT RIDER. Under the Guaranteed Death Benefit Rider, we guarantee that (i) your Policy will not lapse, regardless of the performance of the Subaccounts, provided certain conditions are met, and (ii) you will receive a guaranteed death benefit after the final payment date. This rider may be elected only at issue and, once terminated, may not be reinstated. In order to maintain the rider, a certain level of payments must be made. Certain transactions (for example, a preferred loan or partial withdrawal after the final payment date) will result in the termination of the rider.

PERSONALIZED ILLUSTRATIONS

- You may receive personalized illustrations from your agent or the Variable Life Service Center in connection with the purchase of this Policy that reflect your own particular circumstances (your age, gender and underwriting class). These hypothetical illustrations may help you to understand the long-term effects of the Policy's charges and deductions and different levels of investment performance on your Policy Value and death benefit under the Policy. They also may help you compare the Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns, death benefit, or cash surrender value.

                                  POLICY RISKS

RISK OF POOR INVESTMENT PERFORMANCE

If you invest your Policy Value in one or more Subaccounts, then you will be subject to the risk that investment performance of the Subaccounts will be unfavorable and that the Policy Value will decrease. You could lose everything you invest and your Policy could lapse without value, unless you make additional payments. In addition, we deduct Policy fees and charges from your Policy Value, which can significantly reduce your Policy Value in the Subaccounts and the Fixed Account. During times of declining investment performance, the deduction for charges based on the net amount at risk could accelerate and further reduce your Policy Value in the Subaccounts and the Fixed Account. If you allocate net payments to the Fixed Account, then we credit your Policy Value (in the Fixed Account) with a declared rate of interest. You assume the risk that the interest rate on the Fixed Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

RISK OF INCREASE IN CURRENT FEES AND EXPENSES

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of payments to keep the Policy in force.

RISK OF POLICY LAPSE

Your Policy will generally lapse (that is, terminate without value) if your Policy Value, minus any outstanding loan balance and surrender charges, on a monthly processing date is insufficient to pay the monthly deduction due and if the requirements of the Minimum Payment Period have not been met. If this situation occurs, your Policy will be in default and you will be given a grace period to make a specified amount of new payments to prevent your Policy from lapsing. After the final payment date, you may not make additional payments to prevent your Policy from lapsing. However, you generally may make loan repayments after the final payment date. Your Policy generally will not lapse:
(1) during the Minimum Payment Period, if you meet the payment conditions; (2) if you purchase a Guaranteed Death Benefit Rider and meet the conditions of the rider; (3) if the Paid-up Insurance Option has been exercised; or (4) if your Policy is in default and you make a timely payment which, after deduction of the payment expense charge, will cover the balance of the monthly deduction due plus an amount to keep this Policy and any riders in force for a period of 3 months. You may reinstate a lapsed Policy, subject to certain conditions. A POLICY LAPSE MAY HAVE ADVERSE TAX CONSEQUENCES.

The risk of lapse will likely be increased by the use of partial withdrawals, Policy loans, any increase in face amount, any increases in current cost of insurance rates, and any unfavorable investment performance of the Subaccounts.

You should periodically review your Policy to make sure that it is performing as expected and to determine whether you should adjust the amount or frequency of your payments, or, if applicable, reduce the outstanding loan by repaying some or all of the Policy's outstanding loan.

TAX RISKS

We anticipate that the Policy should generally qualify as a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard basis, there is some risk that your Policy will not be treated as a life insurance policy under Federal tax law, particularly if you make the full amount of payments permitted under the Policy. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be subject to Federal income tax on the Policy Value in most instances. However, if your Policy lapses while you have an outstanding loan balance, the outstanding loan balance will be treated as income, and you will likely be required to pay Federal income tax on the amount of the outstanding loan.

Death benefits payable under the Policy should be excludable from the gross income of the beneficiary. As a result, the beneficiary generally should not have to pay Federal income tax on the death benefit, although other taxes, such as estate taxes, may apply. Depending on the total amount of payments you make, the Policy may be treated as a modified endowment contract (MEC) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions (such as withdrawals) generally will be treated first as a return of your investment in the Policy and then as taxable income. Moreover, standard loans will generally not be treated as distributions, but the tax treatment of preferred loans is uncertain. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

This Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to lapse. Such a strategy can be pursued, for example, by using the Paid-Up Life Insurance Rider with a Policy that is not a MEC. Anyone contemplating the purchase of the Policy with the intention of pursuing this strategy should be aware that, among other risks, it has not been ruled on by the IRS or the courts, and it may be possible that any outstanding loan balance could be treated as a taxable distribution when the Paid-Up Life Insurance Rider takes effect. YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

SURRENDER AND PARTIAL WITHDRAWAL RISKS

If you surrender the Policy or take a partial withdrawal during the first 9 Policy Years after the Policy Date (or any increase in the face amount), we will assess a surrender charge. It is possible that you will receive no cash surrender value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy Value in the near future. We designed the Policy to meet long-term financial goals. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE.

Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse without value. This is because surrender charges decrease the cash surrender value that is a measure we use to determine whether your Policy will lapse if sufficient new payments are not made.

Partial withdrawals are not permitted during the first Policy Year. We will reduce the face amount by the amount of the partial withdrawal if Death Benefit Option 1 or Death Benefit Option 3 is in effect. If you have selected the Adjustable Term Insurance Rider, a partial withdrawal will reduce the Target Death Benefit (that is, the sum of the base death benefit under the Policy, plus the death benefit under the Adjustable Term Insurance Rider) by the amount of the withdrawal under every death benefit option. If you take a partial withdrawal after the final payment date, the Guaranteed Death Benefit Rider will terminate. A SURRENDER OR PARTIAL WITHDRAWAL MAY HAVE ADVERSE TAX CONSEQUENCES.

LOAN RISKS

A Policy loan, whether or not repaid, will affect Policy Value over time. This will occur because we subtract the amount of the loan from the Subaccounts and/or Fixed Account as collateral, and hold it in the Fixed Account. This loan collateral does not participate in the investment performance of the Subaccounts, and it will not be credited with any higher current interest rates available to the Fixed Account. We will reduce the amount of the death benefit we pay on the insured's death by the amount of any outstanding loan balance. If you surrender the Policy or allow it to lapse while a Policy loan is outstanding, you will generally have to pay a significant amount of Federal income taxes on the amount of the outstanding loan balance. If you take a preferred loan after the final payment date, the Guaranteed Death Benefit Rider will terminate. A LOAN MAY HAVE ADVERSE TAX CONSEQUENCES.

Loan interest is charged on the outstanding loan and, if not paid in cash, is added to the outstanding loan. Therefore, over time, your outstanding loan will increase, unless you make a loan repayment. In addition, your Policy will automatically go into the grace period if the cash surrender value is less than the amount needed to make a monthly deduction on a monthly processing date, even when the Monthly Payment Period is in effect. The Policy will lapse without value unless you make sufficient additional payments by the end of the grace period.

PORTFOLIO RISKS

A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio's prospectus. Please refer to the prospectuses for the Portfolios for more information. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLE

The following tables describe the fees and charges that you will pay when buying, owning, and surrendering the Policy. If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a typical policyowner with the characteristics described below. These charges may not represent the charges you will pay.

The first table describes the fees and expenses that you will pay at the time when you make payments, take cash withdrawals, surrender the Policy, increase the face amount, exercise certain riders, or transfer Policy Value among the Subaccounts and the Fixed Account.

                                TRANSACTION FEES

---------------------------------------------------------------------------------------------------------------------------------
                                                                             AMOUNT DEDUCTED-
                                                                            MAXIMUM GUARANTEED      AMOUNT DEDUCTED - CURRENT
              CHARGE                      WHEN CHARGE IS DEDUCTED               CHARGE(1)                  CHARGE(1)
---------------------------------------------------------------------------------------------------------------------------------
PAYMENT EXPENSE CHARGE                     Upon receipt of each           6.00% of each payment,        6.00% of each payment,
                                                  payment              consisting of the following:  consisting of the following:

 Front-end Sales Load                                                      3.00% of each payment         3.00% of each payment

 Premium Tax Charge                                                        2.00% of each payment         2.00% of each payment

 Deferred Acquisition Cost ("DAC                                           1.00% of each payment         1.00% of each payment
 Tax") Charge
---------------------------------------------------------------------------------------------------------------------------------
SURRENDER CHARGE(2)                      Upon surrender, decrease       Per $1,000 of face amount      Per $1,000 of face amount
                                         in face amount, or certain      surrendered or decreased      surrendered or decreased
                                            partial withdrawals
 -    Minimum Charge during first        during the first 9 Policy                $ 3.35                        $ 3.35
      Policy Year(4)                      Years or 9 Policy Years
                                            from the date of any
 -    Maximum Charge during first      increase in the face amount(3)             $54.09                        $54.09
      Policy Year(5)

 -    Charge for a Policy insuring a                                              $29.69                        $29.69
      male, 45 years old at issue in
      the preferred non-tobacco
      underwriting class during first
      Policy Year
---------------------------------------------------------------------------------------------------------------------------------
TRANSFER FEES                                   Upon transfer             First 12 transfers in a      First 12 transfers in a
                                                                        Policy Year are free, $25    Policy Year are free, $10
                                                                            for each subsequent           for each subsequent
                                                                                 transfer                     transfer
---------------------------------------------------------------------------------------------------------------------------------

------------------------------
(1) We may charge fees and rates lower than the maximum guaranteed charge. Current charges are the fees and rates currently in effect. Any changes in current charges will be prospective and will never exceed the maximum guaranteed charge.

(2) The surrender charge will vary based on the age, sex and underwriting class of the insured. The surrender charge decreases every Policy Year until it reaches zero by the beginning of the tenth Policy Year after the Policy Date or date of face amount increase. The surrender charge shown in the table may not be typical of the charges you will pay. The Policy Details page of your Policy will indicate the surrender charges that apply to your Policy. If you have elected the Accounting Benefit Feature, your surrender charge rate will be lower than the rates for a standard Policy without the Accounting Benefit Feature. For a discussion of the Accounting Benefit Feature, see "Accounting Benefit Feature" in this prospectus. You can obtain more detailed information concerning the surrender charges you would pay from our Variable Life Service Center and from a personalized illustration.

(3) If either Death Benefit Option 1 or 3 is in effect, we will assess a surrender charge on each partial withdrawal that is equal to a proportional amount of the reduction in the face amount due to the partial withdrawal. No surrender charges are assessed on a preferred partial withdrawal (that is, the portion of the withdrawal amount and the sum of the prior withdrawal amounts in the same Policy Year that do not exceed 10% of the Policy Value as of the beginning of the Policy Year).

(4) This minimum surrender charge is based on an insured with the following characteristics: Female, age 0 at issue in the youth underwriting class who chose the Accounting Benefit Feature.

(5) This maximum surrender charge is based on an insured with the following characteristics: Female, age 66 at issue in the non-tobacco underwriting class.

                                TRANSACTION FEES

---------------------------------------------------------------------------------------------------------------------------------
                                                                             AMOUNT DEDUCTED-
                                                                            MAXIMUM GUARANTEED       AMOUNT DEDUCTED - CURRENT
              CHARGE                      WHEN CHARGE IS DEDUCTED               CHARGE(1)                    CHARGE(1)
---------------------------------------------------------------------------------------------------------------------------------
PARTIAL WITHDRAWAL CHARGE                  Upon partial withdrawal         2.00% of the amount           2.00% of the amount
                                                                         withdrawn, not to exceed     withdrawn, not to exceed
                                                                        $25 plus. (In addition, if   $25 plus. (In addition, if
                                                                           either Death Benefit         either Death Benefit
                                                                           Options 1 or 3 is in         Options 1 or 3 is in
                                                                          effect, a proportional       effect, a proportional
                                                                         amount of the applicable     amount of the applicable
                                                                         surrender charge on the     surrender charge on the
                                                                            amount of the partial      amount of the partial
                                                                          withdrawal that exceeds   withdrawal that exceeds the
                                                                           the preferred partial        preferred partial
                                                                            withdrawal amount)          withdrawal amount)
---------------------------------------------------------------------------------------------------------------------------------
PROCESSING CHARGE                         Upon change of allocation              $25                           $0
                                             instructions for net
                                                   payments
---------------------------------------------------------------------------------------------------------------------------------
OPTIONAL RIDER CHARGES:
---------------------------------------------------------------------------------------------------------------------------------
GUARANTEED DEATH BENEFIT RIDER             When rider is elected                 $25                          $25
---------------------------------------------------------------------------------------------------------------------------------
PAID-UP LIFE INSURANCE RIDER               When rider is exercised        4% of Policy Value on      4% of Policy Value on rider
                                                                        rider exercise date if you   exercise date if you have
                                                                             have elected Death             elected Death
                                                                            Benefit Option 3(6)             Benefit Option 3(6)
---------------------------------------------------------------------------------------------------------------------------------

--------------------------
(6) The rider charge is 3% of Policy Value on the rider exercise date if you have selected either Death Benefit Option 1 or 2.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Portfolio fees and expenses.

------------------------------------------------------------------------------------------------------------------------------
                                  PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------
                                                                            AMOUNT DEDUCTED -
                                                                           MAXIMUM GUARANTEED           AMOUNT DEDUCTED -
              CHARGE                        WHEN CHARGE IS DEDUCTED            CHARGE (1)               CURRENT CHARGE (1)
------------------------------------------------------------------------------------------------------------------------------
THE MONTHLY DEDUCTION CONSISTS OF            On each monthly
THE FOLLOWING CHARGES (PLUS ANY              processing date
OPTIONAL RIDER CHARGES SHOWN LATER IN
THIS FEE TABLE):
------------------------------------------------------------------------------------------------------------------------------
1.  COST OF INSURANCE (7) (WITHOUT EXTRA        On each monthly
    RATINGS) (8)                           processing date until the
                                              final payment date
    -   Minimum Charge (9) (Band 2)                                     $.01 per $1000 of net          $.01 per $1000 of net
                                                                      amount at risk per month (10)   amount at risk per month

    -   Maximum Charge (11) (Band 1)                                       $83.33 per $1000 of net        $28.48 per $1000 of net
                                                                        amount at risk per month      amount at risk per month

    -   Initial Charge for a Policy                                     $.04 per $1000 of net          $.04 per $1000 of net
        insuring a male, 45 years old at                                amount at risk per month      amount at risk per month
        issue in the preferred non-
        tobacco underwriting class
        (Band 2)
------------------------------------------------------------------------------------------------------------------------------
2.  MONTHLY MORTALITY AND                       On each monthly         For first 120 months the     For first 120 months the
    EXPENSE RISK CHARGE                         processing date         Policy is in force: 0.60%    Policy is in force: 0.35%
                                                                        (annually) of your daily     (annually) of your daily
                                                                          Policy Value in each         Policy Value in each
                                                                         Subaccount; thereafter       Subaccount; thereafter
                                                                            0.30% (annually)             0.10% (annually)
------------------------------------------------------------------------------------------------------------------------------
3.  MONTHLY ADMINISTRATION FEE                  On each monthly                   $7.50                        $7.50
                                           processing date until the
                                              final payment date
------------------------------------------------------------------------------------------------------------------------------

-------------------------
(7) Cost of insurance charges are based on the insured's issue age, sex, underwriting class, Policy Year, and the net amount at risk. Your cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates on a Policy with a face amount of $150,000 and above are lower than that of a Policy with a face amount less than $150,000. The cost of insurance charges shown in the table may not be typical of the charges you will pay. The Policy Details page of your Policy will indicate the guaranteed cost of insurance charge that applies to your Policy. You can obtain more detailed information concerning your cost of insurance charges from the Variable Life Service Center and from a personalized illustration.

(8) Extra ratings are additional charges assessed on Policies insuring individuals considered to have higher mortality risks based on our underwriting standards and guidelines. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates of up to $15 monthly per $1,000 of net amount at risk or 400% of your monthly cost of insurance deduction.

(9) This minimum charge is based on an insured with the following characteristics: Female, age 26 at issue in the preferred plus underwriting class, with an initial face amount above $150,000 (Band 2). The rate will be higher for policies with a face amount below $150,000 (Band 1).

(10) The net amount at risk equals the death benefit on the monthly processing date minus the Policy Value on the monthly processing date, calculated before the monthly deduction is taken.

(11) This maximum charge is based on an insured with the following characteristics: Male, age 99 in the standard tobacco underwriting class, with an initial face amount below $150,000 (Band 1).

------------------------------------------------------------------------------------------------------------------------------
                                  PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------
                                                                            AMOUNT DEDUCTED -
                                                                           MAXIMUM GUARANTEED           AMOUNT DEDUCTED -
              CHARGE                        WHEN CHARGE IS DEDUCTED            CHARGE (1)               CURRENT CHARGE (1)
------------------------------------------------------------------------------------------------------------------------------
4.  MONTHLY EXPENSE CHARGE (12)               On monthly processing
    -   Minimum Charge (13)                 date for the first ten       $.03 per $1000 of face      $.03 per $1000 of face
                                           Policy Years after Policy        amount per month            amount per month
                                            Date or increase in face
    -   Maximum Charge (14)                         amount               $1.33 per $1000 of face     $1.33 per $1000 of face
                                                                            amount per month            amount per month

    -   Charge for a Policy insuring a                                   $.29 per $1000 of face      $.29 per $1000 of face
        male, 45 years old at issue in                                      amount per month            amount per month
        the preferred non-tobacco
        underwriting class
------------------------------------------------------------------------------------------------------------------------------
LOAN INTEREST SPREAD (15)                      Upon each Policy          Standard Loans: 2.0% on      Standard Loans: 0.8% on
                                           Anniversary for the prior      the outstanding loan         the outstanding loan
                                               Policy Year (16)          balance not attributable    balance not attributable
                                                                               to earnings                 to earnings
                                                                         Preferred Loans: 0.5% on    Preferred Loans: 0.0% on
                                                                          the outstanding loan        the outstanding loan
                                                                         balance attributable to     balance attributable to
                                                                                earnings                    earnings
------------------------------------------------------------------------------------------------------------------------------


------------------------
(12) The Monthly Expense Charge for a standard Policy is a level 10-year charge that is set based on the insured's age, gender and underwriting class on the Policy Date (or on the date of face amount increase). If you have elected the Accounting Benefit Feature, your Monthly Expense Charge rate will be different than the rates for a standard Policy without the Accounting Benefit Feature. For a discussion of the Accounting Benefit Feature, see the "Accounting Benefit Feature" in this prospectus. Because the Accounting Benefit Feature defers the monthly expense charge, you will have a lower Monthly Expense Charge rate in the first few Policy Years than Policyowners who elected a standard Policy. In the later years of the Policy, Policyowners who elected the Accounting Benefit Feature will have a higher Monthly Expense Charge rate than Policyowners who elected a standard Policy. The Monthly Expense Charge rate shown in the table may not be typical of the charges you will pay. The Policy Details page of your Policy will indicate the Monthly Expense Charge rate that applies to your Policy. You can obtain more detailed information concerning your Monthly Expense Charge from the Variable Life Service Center.

(13) This minimum charge is based on an insured with the following characteristics: Male, age 0 at issue in the youth non-tobacco underwriting class who chose the Accounting Benefit Feature I.

(14) This maximum charge is charged during the 10th Policy year and is based on an insured with the following characteristics: Male, age 65 at issue, in the tobacco underwriting class who chose Accounting Benefit Feature I.

(15) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan which is currently 3.8% annually for a standard loan (guaranteed not to exceed 5.0% annually) and the amount of interest we credit to the amount in your Loan Account, which is 3.0% annually, both current and guaranteed, on a standard loan. For that part of the outstanding loan balance that is attributable to earnings, you may elect preferred loan rates. The current preferred loan rate charged is 3.0%, guaranteed not to exceed 3.5%.

(16) While a Policy loan is outstanding, loan interest is charged in arrears on each Policy Anniversary or, if earlier, on the date of Policy lapse, surrender, or the insured's death.

--------------------------------------------------------------------------------------------------------------------------------
                                  PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
                                                                             AMOUNT DEDUCTED -
                                                                            MAXIMUM GUARANTEED           AMOUNT DEDUCTED -
              CHARGE                        WHEN CHARGE IS DEDUCTED             CHARGE (1)               CURRENT CHARGE (1)
--------------------------------------------------------------------------------------------------------------------------------
OPTIONAL RIDER CHARGES: (17)
--------------------------------------------------------------------------------------------------------------------------------
ADJUSTABLE TERM INSURANCE RIDER (18)       When the rider is elected
    -   Minimum Charge (19)                   and on each monthly       $.01 per $1,000 of rider      $.01 per $1,000 of rider
                                           processing date thereafter    face amount per month         face amount per month

    -   Maximum Charge (20)                                            $83.33 per $1,000 of rider    $25.90 per $1,000 of rider
                                                                         face amount per month         face amount per month

    -   Initial Charge for a rider                                      $.03 per $1,000 of rider      $.03 per $1,000 of rider
        insuring a male, 45 years old at                                 face amount per month         face amount per month
        issue in the preferred
        non-tobacco underwriting class
--------------------------------------------------------------------------------------------------------------------------------
DISABILITY WAIVER OF MONTHLY               When the rider is elected
DEDUCTION RIDER (21)                          and on each  monthly
                                           processing date thereafter
    -   Minimum Charge (22)                                               $.04 per $1,000 of net       $.04 per $1,000 of net
                                                                         amount at risk per month    amount at risk per month

    -   Maximum Charge (23)                                               $.22 per $1,000 of net       $.22 per $1,000 of net
                                                                         amount at risk per month    amount at risk per month

    -   Charge for a 45 year old                                          $.06 per $1,000 of net       $.06 per $1,000 of net
                                                                         amount at risk per month    amount at risk per month
--------------------------------------------------------------------------------------------------------------------------------
DISABILITY WAIVER OF MONTHLY PAYMENT       When the rider is elected
RIDER (21)                                    and on each monthly
                                           processing date thereafter
    -   Minimum Charge (22)                                               $.04 per $1,000 of net       $.04 per $1,000 of net
                                                                         amount at risk per month    amount at risk per month

    -   Maximum Charge (23)                                               $.22 per $1,000 of net       $.22 per $1,000 of net
                                                                         amount at risk per month    amount at risk per month

    -   Charge for a 45 year old                                          $.06 per $1,000 of net       $.06 per $1,000 of net
                                                                         amount at risk per month    amount at risk per month
--------------------------------------------------------------------------------------------------------------------------------

(17) Optional rider charges (except for the Guaranteed Death Benefit Rider and the Paid-Up Life Insurance Rider) are added to the monthly deduction and vary based on some or all of the following factors: the insured's issue or actual age, sex, and underwriting class, Policy Year, and rider face amount or net amount at risk. The rate of the charges may increase as the insured ages. The rider charges shown in the table may not be typical of the charges you will pay. The Policy Details page of your Policy or the specifications page(s) for the rider will indicate the rider charges that apply to your Policy. You can obtain more detailed information concerning these rider charges from our Variable Life Service Center.

(18) The charge for this rider is based on the insured's (or other insured's) age, gender and underwriting class. The rates you will pay for this rider will generally increase each year with the age of the insured (or other insured).

(19) This minimum charge is based on an insured with the following characteristics: Female, age 26 at issue in the preferred plus underwriting class.

(20) This maximum charge is based on an insured with the following characteristics: Male, age 99 in the tobacco underwriting class.

(21) The rider charges are based on the age of the insured and will increase each year with the age of the insured.

(22) This minimum charge is based on an insured with the following characteristics: age 0.

(23) This maximum charge is based on an insured with the following characteristics: age 59.

--------------------------------------------------------------------------------------------------------------------------------
                                  PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
                                                                             AMOUNT DEDUCTED -
                                                                            MAXIMUM GUARANTEED            AMOUNT DEDUCTED -
              CHARGE                        WHEN CHARGE IS DEDUCTED             CHARGE (1)                CURRENT CHARGE (1)
--------------------------------------------------------------------------------------------------------------------------------
OTHER INSURED TERM INSURANCE RIDER (18)     When rider is elected and
                                                on each monthly
                                           processing date thereafter
    -   Minimum Charge (24)                                               $.01 per $1,000 of rider     $.01 per $1,000 of rider
                                                                            face amount per month       face amount per month

    -   Maximum Charge (25)                                               $83.33 per $1,000 of rider  $40.31 per $1,000 of rider
                                                                            face amount per month       face amount per month

    -   Charge for a 45 year old, male,                                   $.06 per $1,000 of rider     $.06 per $1,000 of rider
        preferred insured                                                   face amount per month       face amount per month
-------------------------------------------------------------------------------------------------------------------------------

The following table shows the range of Portfolio fees and expenses for the fiscal year ended December 31, 2002. Expenses of the Portfolios may be higher or lower in the future. You can obtain more detailed information concerning each Portfolio's fees and expenses in the prospectus for each Portfolio.

RANGE OF ANNUAL OPERATING EXPENSES FOR THE PORTFOLIOS (1)

--------------------------------------------------------------------------------------------------------------
                                                                                    MINIMUM           MAXIMUM
--------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES (total of all expenses that are            0.29%             2.96%
deducted from Portfolio assets, including management fees, 12b-1 fees, and other expenses)
--------------------------------------------------------------------------------------------------------------

(1) The Portfolio expenses used to prepare this table were provided to us by the fund(s). We have not independently verified such information. The expenses are those incurred as of December 31, 2002. Current or future expenses may be greater or less than those shown.

The following table shows the fees and expenses charged by each Portfolio for the fiscal year ended December 31, 2002.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets):

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    GROSS
                                                                                                                    TOTAL
                                                                          MANAGEMENT       12b-1       OTHER        ANNUAL
               PORTFOLIO                                                     FEES          FEES       EXPENSES     EXPENSES
---------------------------------------------------------------------------------------------------------------------------
THE ALGER AMERICAN FUND (CLASS O SHARES)
---------------------------------------------------------------------------------------------------------------------------
     Growth Portfolio                                                        0.75%         0.00%        0.10%        0.85%
---------------------------------------------------------------------------------------------------------------------------
     Leveraged AllCap Portfolio                                              0.85%         0.00%        0.11%        0.96%
---------------------------------------------------------------------------------------------------------------------------
     MidCap Growth Portfolio                                                 0.80%         0.00%        0.13%        0.93%
---------------------------------------------------------------------------------------------------------------------------
     Small Capitalization Portfolio                                          0.85%         0.00%        0.12%        0.97%
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. (INITIAL
    SHARES)                                                                  0.75%         0.00%        0.05%        0.80%
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND
---------------------------------------------------------------------------------------------------------------------------
     Appreciation Portfolio                                                  0.75%         0.00%        0.03%        0.78%
---------------------------------------------------------------------------------------------------------------------------
     Growth and Income Portfolio                                             0.75%         0.00%        0.05%        0.80%
---------------------------------------------------------------------------------------------------------------------------

----------------------
(24) This minimum charge is based on an other insured with the following characteristics: Female, age 8 at issue in the youth underwriting class.

(25) This maximum charge is based on an other insured with the following characteristics: Male, age 99 in the tobacco underwriting class.

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    GROSS
                                                                                                                    TOTAL
                                                                          MANAGEMENT       12b-1       OTHER        ANNUAL
               PORTFOLIO                                                     FEES          FEES       EXPENSES     EXPENSES
---------------------------------------------------------------------------------------------------------------------------
FIDELITY VARIABLE INSURANCE PRODUCTS FUND (INITIAL CLASS)
---------------------------------------------------------------------------------------------------------------------------
     Asset Manager (SM) Portfolio (1)                                        0.53%         0.00%        0.10%        0.63%
---------------------------------------------------------------------------------------------------------------------------
     Contrafund (R) Portfolio (1)                                            0.58%         0.00%        0.10%        0.68%
---------------------------------------------------------------------------------------------------------------------------
     Growth Opportunities Portfolio (1)                                      0.58%         0.00%        0.12%        0.70%
---------------------------------------------------------------------------------------------------------------------------
     Growth Portfolio (1)                                                    0.58%         0.00%        0.09%        0.67%
---------------------------------------------------------------------------------------------------------------------------
     High Income Portfolio                                                   0.58%         0.00%        0.12%        0.70%
---------------------------------------------------------------------------------------------------------------------------
     Index 500 Portfolio (2)                                                 0.24%         0.00%        0.09%        0.33%
---------------------------------------------------------------------------------------------------------------------------
     Investment Grade Bond Portfolio (3)                                     0.43%         0.00%        0.11%        0.54%
---------------------------------------------------------------------------------------------------------------------------
     Money Market Portfolio                                                  0.20%         0.00%        0.09%        0.29%
---------------------------------------------------------------------------------------------------------------------------
     Overseas Portfolio (1)                                                  0.73%         0.00%        0.17%        0.90%
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VARIABLE INSURANCE TRUST (4)
---------------------------------------------------------------------------------------------------------------------------
     Capital Growth Fund                                                     0.75%         0.00%        0.85%        1.60%
---------------------------------------------------------------------------------------------------------------------------
     CORE (SM) U.S. Equity Fund                                              0.70%         0.00%        0.16%        0.86%
---------------------------------------------------------------------------------------------------------------------------
     Growth and Income Fund                                                  0.75%         0.00%        0.46%        1.21%
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES
---------------------------------------------------------------------------------------------------------------------------
     Flexible Income Portfolio (Service Shares)                              0.61%         0.25%        0.05%        0.91%
---------------------------------------------------------------------------------------------------------------------------
     International Growth Portfolio (Institutional Shares)                   0.65%         0.00%        0.09%        0.74%
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
THE MONTGOMERY FUNDS III
---------------------------------------------------------------------------------------------------------------------------
     Emerging Markets Funds                                                  1.25%         0.00%        0.43%        1.68%
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS, INC. (5)
---------------------------------------------------------------------------------------------------------------------------
     Communications and Information Portfolio (Class 1)                      0.75%         0.00%        0.23%        0.98%
---------------------------------------------------------------------------------------------------------------------------
     Frontier Portfolio (Class 1)                                            0.75%         0.00%        0.48%        1.23%
---------------------------------------------------------------------------------------------------------------------------
     Global Technology Portfolio (Class 2)                                   1.00%         0.15%        0.80%        1.95%
---------------------------------------------------------------------------------------------------------------------------
     Small Cap Value Portfolio (Class 2)                                     1.00%         0.19%        0.18%        1.37%
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
VAN ECK WORLDWIDE INSURANCE TRUST
---------------------------------------------------------------------------------------------------------------------------
     Worldwide Absolute Return Fund (6)                                      2.50%         0.00%        0.46%        2.96%
---------------------------------------------------------------------------------------------------------------------------
     Worldwide Emerging Markets Fund (7)                                     1.00%         0.00%        0.36%        1.36%
---------------------------------------------------------------------------------------------------------------------------
     Worldwide Hard Assets Fund (6)                                          1.00%         0.00%        0.23%        1.23%
---------------------------------------------------------------------------------------------------------------------------
     Worldwide Real Estate Fund (6)                                          1.00%         0.00%        0.48%        1.48%
---------------------------------------------------------------------------------------------------------------------------

(1) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the Portfolio paid was used to reduce the Portfolio's expenses. In addition, through arrangements with the Portfolio's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio's custodian expenses. After taking into account these voluntary offsets, the Net Total Annual Expenses for the Fidelity VIP Asset Manager Portfolio, Fidelity VIP Contrafund Portfolio, Fidelity VIP Growth Portfolio, Fidelity VIP Growth Opportunities Portfolio, and Fidelity VIP Overseas Portfolio during 2002 were 0.61%, 0.64 %, 0.61%, 0.66%, and 0.86%, respectively. These offsets may be discontinued at any time.

(2) The Fidelity VIP Index 500 Portfolio's manager has voluntarily agreed to reimburse the class to the extent that Net Total Annual Expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses) exceed 0.28% of the average daily net assets. This arrangement can be discontinued by the manager at any time.

(3) Through arrangements with the Portfolio's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio's custodian expenses. After taking into account these voluntary offsets, the Net Total Annual Expenses for the Fidelity VIP Investment Grade Bond Portfolio during 2002 were 0.53%. These offsets may be discontinued at any time.

(4) Goldman Sachs Asset Management, L.P., the investment adviser to the funds, has voluntarily agreed to reduce or limit certain "Other Expenses" of such funds (excluding management fees, transfer agent fees, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to the extent such expenses exceed a certain percentage of the fund's average daily net assets. After taking into account these voluntary arrangements, the Net Total Annual Expenses for the Goldman Sachs VIT Capital Growth Fund and the Goldman Sachs VIT Growth and Income Fund during 2002 were each 1.04%. For the calendar year ended

December 31, 2002, there were no expense reductions and limitations for the Goldman Sachs VIT CORE(SM) U.S. Equity Fund. In no event would the Net Total Annual Expenses for the Goldman Sachs VIT CORE(SM) U.S. Equity Fund exceed 0.94%. These expense reductions and limitations may be discontinued or modified by the investment adviser at its discretion at any time.

(5) The fund manager has voluntarily agreed to reimburse the Seligman Portfolios, Inc. Communications and Information Portfolio, Seligman Portfolios, Inc. Frontier Portfolio, Seligman Portfolios, Inc. Global Technology Portfolio, and Seligman Portfolios, Inc. Small-Cap Value Portfolio to the extent that "Other Expenses" exceed 0.40%, 0.75%, 0.40%, and 0.20% of the average daily net assets, respectively. After taking into account these voluntary arrangements, the Net Total Annual Expenses for the Seligman Portfolios, Inc. Global Technology Portfolio during 2002 were 1.55%.

(6) The adviser for the Van Eck Worldwide Insurance Trust Worldwide Absolute Return Fund, Van Eck Worldwide Insurance Trust Worldwide Hard Assets Fund, and Van Eck Worldwide Insurance Trust Worldwide Real Estate Fund have voluntarily agreed to reduce or limit the "Other Expenses" for the funds. After taking into account these voluntary arrangements, the Net Total Annual Expenses for Van Eck Worldwide Insurance Trust Worldwide Absolute Return Fund, Van Eck Worldwide Insurance Trust Worldwide Hard Assets Fund, and Van Eck Worldwide Insurance Trust Worldwide Real Estate Fund during 2002 were 2.50%, 1.20%, and 1.46%, respectively.

(7) The adviser for the Van Eck Worldwide Insurance Trust Worldwide Emerging Markets Fund has voluntarily agreed to reduce or limit the "Other Expenses" for the fund. The net effect of the expense reimbursement by the fund's adviser was 0.03% to the average daily net assets. After taking into account these voluntary arrangements, Net Total Annual Expenses for the fund during 2002 were 1.30%.

THE POLICY

PURCHASING A POLICY

To purchase a Policy, you must submit a completed application to us through one of our licensed insurance agents who is also a registered representative of Canada Life of America Financial Services, Inc. (CLAFS), the principal underwriter for the Policy, or through one of our agents who has a selling arrangement with CLAFS.

The minimum initial amount of insurance coverage (or face amount) is $50,000. You may increase or decrease the face amount by written request before the final payment date within certain limits.

Generally, the Policy is available for insureds between issue ages 0-85.

REPLACING EXISTING INSURANCE. It may not be in your best interest to exchange your existing life insurance policy or annuity contracts in order to purchase this Policy. Before making an exchange, you should compare both insurance policies carefully. Remember that if you exchange another life insurance policy for this Policy, you may have to pay a surrender charge on your old policy, other charges may be higher (or lower) and the benefits may be different. Talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If, for example, you surrender your existing policy for cash and then buy the Policy, you may have to pay Federal income tax, possibly including a 10% penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial payment, the issuance of the Policy may be delayed. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person generally earns a commission if you buy this Policy through an exchange or otherwise.)

APPLYING FOR A POLICY

On your application, you must select a death benefit option and a tax test. (See "Death Benefit"). You may also select Accounting Benefit Feature I or II (as described below).

After receiving your completed application, we will begin the underwriting process to decide the insurability of the proposed insured. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We may require medical examinations and other information before deciding insurability. We will issue a Policy only after underwriting has been completed. We reserve the right to modify our minimum face amount and underwriting requirements at any time, and to reject an application for any reason permitted by law.

In most cases, if you make an initial payment with your application of at least one minimum monthly payment, we will provide initial conditional insurance during underwriting. The initial conditional insurance will be the insurance applied for, up to a maximum of $500,000, depending on the age and underwriting class of the proposed insured. This coverage will continue for no more than 90 days from the date of the application and, if required, the completed medical exam. If death is by suicide during this coverage, we will return only the payments made to us.

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

If you have made payments before we issue the Policy, even if no initial conditional insurance is in effect, we will allocate those net payments to a non-interest bearing account. If the Policy is not issued and accepted, we will return payments to you without interest.

WHEN INSURANCE COVERAGE TAKES EFFECT

We will issue the Policy only if the underwriting process has been completed, the application has been approved (or we receive your written consent to any changes to the application, if necessary), the proposed insured is alive on the Date of Issue and in the same condition of health as described in the application, and the minimum initial payment also has been made. Full insurance coverage under the Policy will take effect on the Policy Date. The Policy Date may be different from the Date of Issue. The Policy Date is printed on the Policy Details page of your Policy. We use the Policy Date to measure monthly processing dates, Policy Years and Policy Anniversaries. We begin to charge the monthly deduction from your Policy Value on the Policy Date (if your Policy is backdated, we begin to charge monthly deductions as of the backdated Policy Date.)

ACCOUNTING BENEFIT FEATURE

At the time of application only, you may elect the Accounting Benefit Feature I or II. The Accounting Benefit Feature will enhance cash values during the early Policy Years by lowering the surrender charge and deferring the monthly expense charge until the later Policy Years. However, during the later Policy Years, Policy Values are less than they would be than if you did not select the Accounting Benefit Feature because you must pay the deferred monthly expense charge. If you elect this feature, we apply a different monthly expense charge schedule and a different surrender charge schedule to your Policy. For tables showing the maximum monthly expense charges under the Accounting Benefit Feature, see Appendix C of this prospectus and call the Variable Life Service Center for a free copy of the Statement of Additional Information. For tables showing the maximum surrender charges under the Accounting Benefit Feature, call the Variable Life Service Center for a free copy of the Statement of Additional Information.

BACKDATING

We may sometimes backdate a Policy, at your request, by assigning a Policy Date earlier than the Date of Issue so that you can obtain lower minimum monthly payments and cost of insurance rates, based on a younger insurance age. We will backdate the Policy Date no more than six months before the Date of Issue.

When deciding whether or not backdating is appropriate for you, please take into consideration what the consequences of an earlier Policy Date may be. Backdating will cause the Policy to reach its final payment date sooner. On the first monthly processing date after the Date of Issue, you will have to pay all of the monthly deductions for the backdated period. However, all net payments received before the Date of Issue will be credited with interest at the current Fixed Account rate for the backdated period. We will also use the Policy Date to determine the amount of minimum monthly payments necessary to guarantee that the Policy will not lapse during the Minimum Payment Period. As a result, you will not receive the benefits of protection from lapse for as long a period as someone who has purchased a Policy that is not backdated. However, you will also be subject to a shorter surrender charge period and a shorter monthly expense charge period than someone who has not backdated the Policy.

CANCELING A POLICY (RIGHT TO EXAMINE PERIOD)

INITIAL RIGHT TO EXAMINE PERIOD. You have the right to examine and cancel your Policy by returning the Policy to our Variable Life Service Center (or one of our representatives) on or before 10 days after you receive the Policy. There may be longer periods in some jurisdictions. See the "Right to Examine" provision of your Policy. If you decide to cancel the Policy during the right to examine period, we will treat the Policy as if it were never issued. We will refund monies owed within 7 days after we receive the returned Policy at our Variable Life Service Center.

If you live in a state that requires us to return a full refund of payment, we will refund the greater of:

-    your entire payment(s) as of the date we receive the returned Policy; or

- the Policy Value as of the date we receive the returned Policy, plus deductions under the Policy for taxes, charges or fees. (Surrender charges will not be assessed.)

If you live in a state that requires us to return Policy Value, we will refund:

-    your Policy Value as of the date we receive the returned Policy, plus

- any deductions under the Policy for taxes, charges or fees. (Surrender charges will not be assessed).

We may postpone payment of the refund under certain conditions.

RIGHT TO EXAMINE PERIOD FOR AN INCREASE IN FACE AMOUNT. Similarly, after an increase in face amount, we will mail or deliver to you a right to examine notice for the increase. You will have the right to cancel the increase on or before 10 days after you receive the notice. If you cancel the increase, you will receive a credit to your Policy Value of the charges deducted for the increase. We will waive any surrender charge computed for the increase.

STATE VARIATIONS

Any state variations in the Policy, any endorsements and any riders are described in a special form for use in that state. This prospectus provides a general description of the Policy. Your actual Policy and any endorsements and riders are the controlling documents. If you would like to receive a replacement copy of your Policy and any of its endorsements and riders, contact the Variable Life Service Center.

OWNERSHIP RIGHTS

The Policy belongs to the person named as owner in the application (you), unless later changed. You are the insured unless you specify a different person in the application as the insured or the Policyowner is changed thereafter. While the insured is living, you may exercise all of the rights and options granted in the Policy, with the consent of any irrevocable beneficiary and subject to the terms of any assignment of the Policy. Your principal rights as Policyowner are as follows:

-    to appoint or change beneficiaries;

-    to receive amounts payable before the death of the insured;

- to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);

-    to change the Policyowner of this Policy; and

-    to change the face amount or Target Death Benefit Schedule of this Policy.

No appointment or change in appointment of a Policyowner will take effect unless you send (and we receive) a written request to the Variable Life Service Center. When we receive it, the request will take effect as of the date you signed it, subject to payment or other action taken by us before it was received.

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president, secretary or chief actuary. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

- to make the Policy or the Variable Account comply with any law (or regulation issued by a governmental agency) to which we are subject;

- to assure continued qualification of the Policy as a life insurance contract under the Code or other Federal or state laws relating to variable life policies;

-    to reflect a change in the operation of the Variable Account; or

-    to provide additional Variable Account and/or fixed accumulation options.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of any governmental agency to which we are subject, we reserve the right to amend the provision to conform to these laws.

OTHER POLICIES

We offer other variable life insurance policies and variable annuity policies that may invest in the same Portfolios of the Funds. We also offer a full line of traditional life insurance and annuity policies through our affiliated company, The Canada Life Assurance Company. For more information about these policies, please contact our Home Office or one of our representatives.

CONVERSION RIGHTS FOLLOWING THE DATE OF ISSUE OR INCREASE IN FACE AMOUNT

Within 24 months of the Date of Issue or of an increase in the face amount, you may convert your Policy into a fixed policy by transferring all Policy Value in the Subaccounts to the Fixed Account. The conversion will take effect as of the end of the valuation period in which we receive your written notice of conversion that is satisfactory to us. There is no charge for this conversion. We will allocate all future payments to the Fixed Account. We will not assess any transfer or other charges in connection with this conversion, and this transfer will not count toward the 12 "free" transfers permitted each Policy Year. SUCH AN EXCHANGE MAY HAVE TAX CONSEQUENCES.

PAYMENTS

FLEXIBLE PAYMENTS

You have the flexibility to determine the frequency and the amount of the payments you make. Unlike conventional insurance policies, you do not have to make your payments according to a rigid and inflexible schedule. You may make additional payments at any time while the insured is alive and the Policy is in force, before the final payment date, and subject to any applicable maximum payment limitations. You may send your payment by mail to our Variable Life Service Center. We will not begin processing any payment until we receive it at our Variable Life Service Center.

If you have an outstanding Policy loan, YOU MUST ASK US TO APPLY THE PAYMENT AS A LOAN REPAYMENT OR WE WILL ALLOCATE THE NET PAYMENT TO THE SUBACCOUNTS AND/OR THE FIXED ACCOUNT. You also may choose to have payments automatically deducted periodically from your bank account or other source under an electronic funds transfer plan (described below).

You may stop making payments at any time and your Policy will continue in force until the date when either: (i) the insured dies; (ii) the Policy lapses without a sufficient payment; or (iii) we receive your written request to surrender the Policy.

MINIMUM INITIAL PAYMENT

You must make the minimum initial payment for full insurance coverage to begin. The minimum initial payment will vary based upon your Policy's face amount, and the insured's age, underwriting class and gender. This amount is the only payment you are required to make under this Policy. However, you greatly increase your risk of lapse if you do not regularly make payments according to the Minimum Payment Period schedule.

MINIMUM MONTHLY PAYMENTS - NO LAPSE GUARANTEE

The minimum monthly payment is the monthly payment amount you must make in order for us to guarantee that your Policy will not lapse during the Minimum Payment Period. The length of the Minimum Payment Period is 48 Policy Months after the Policy Date.

MINIMUM PAYMENT PERIOD REQUIREMENT. If, on each monthly processing date, the sum of all payments you have made, less the outstanding loan balance, partial withdrawals, and partial withdrawal charges (excluding the transaction fee), equals or exceeds the cumulative sum of minimum monthly payments in effect for each month from the Policy Date up to and including the current monthly processing date, then we guarantee that your Policy will not lapse during the Minimum Payment Period.

To guarantee that your Policy will not lapse, the minimum monthly payments that you would have to make could be significant.

If, during the Minimum Payment Period, you change the face amount, or if you change, add or delete a benefit rider, we will recalculate the minimum monthly payment and notify you of the new amount you must pay to provide you with a guarantee against lapse. The new minimum monthly payment will apply from the date of the change.

Your Policy Details page will show a Minimum Payment Period and minimum monthly payment for your Policy, which is based on the insured's issue age, sex, underwriting class, face amount, and riders.

After the end of the Minimum Payment Period, the Policy will be kept in force only as long as the cash surrender value is sufficient to cover the amount of each monthly deduction when due. Payment of only the minimum monthly payment during the Minimum Payment Period may result in a cash surrender value that is not sufficient to meet future monthly deductions beyond the Minimum Payment Period. YOU MAY BE REQUIRED TO MAKE ADDITIONAL PAYMENTS IN ORDER TO KEEP YOUR POLICY IN FORCE.

PERIODIC PLANNED PAYMENT SCHEDULE

If you decide to establish a schedule of periodic planned payments, we will bill you at regular intervals. You may request that we send you a signed receipt of the payment. You may change the planned payment schedule; you may make unscheduled payments; and you may skip planned payments. You may not make any payments after the Policy's final payment date. MAKING PERIODIC PLANNED PAYMENTS DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE. The Policy will not necessarily lapse if you fail to make periodic planned payments.

ELECTRONIC FUNDS TRANSFER

You may choose to have monthly or periodic planned payments automatically collected from your checking or savings account pursuant to an electronic funds transfer (EFT) agreement. You may terminate the EFT method of payment after 30 days by written request, and we may terminate the EFT method of payment at any time if a payment has not been made by your bank. The EFT method of payment is not available on the 29th, 30th or 31st day of each month. There is no charge for this feature.

PAYMENT LIMITATIONS

No payments may be made after the final payment date.

TAX LIMITATIONS. There are no limits on the total amount of payments you may make if you have selected Death Benefit Option 3 that applies the Cash Value Accumulation Tax test. Even so, we will not accept a payment that will cause the Policy to become a modified endowment contract without your consent (as described below).

IF YOUR DEATH BENEFIT OPTION IS EITHER 1 OR 2, WE MAY LIMIT OR REFUND ANY PAYMENT OR PORTION OF A PAYMENT IF:

- the payment would disqualify the Policy as a life insurance contract under or the Code;

- the payment would increase the base death benefit by more than the amount of such payment (unless you provide us with satisfactory evidence of insurability).

We have established procedures to monitor whether aggregate payments made under a Policy exceed the current maximum payment limitations that qualify the Policy as life insurance according to Federal tax laws. We will not allow you to make any payments that would cause the total amount of the payments you have made to exceed those limits. If you make a payment that would cause your total payments to be greater than the maximum payment limitations, we will accept only that portion of the payment that would make total payments equal the maximum amount that may be made under the Policy. We will apply any excess first to repay any outstanding loan balance; if there are remaining excess payments, we will return the excess to you. However, we will accept payment needed to prevent Policy lapse during a Policy Year. For more information on the available death benefit options, see "Base Death Benefit Options" in this prospectus.

REFUND OF EXCESS PAYMENT FOR MODIFIED ENDOWMENT CONTRACTS (MECS). We will refund the amount of any payment received which would cause the Policy to become a MEC unless you provide us with written notice stating it is acceptable to you that your Policy becomes a MEC. You should consult a tax adviser to discuss the potential tax effects of allowing this Policy to become a MEC particularly if you have an outstanding loan balance.

TAX-FREE EXCHANGES (1035 EXCHANGES). We may accept as part of your initial payment, money from another life insurance contract that qualified for a tax-free exchange under Section 1035 of the Code. You should consult a tax adviser to discuss the potential tax effects of such a transaction.

ALLOCATING NET PAYMENTS

Each net payment we receive after the Date of Issue (or the Right to Examine period as described below) will be allocated as of the valuation day it is received at the Variable Life Service Center to the Fixed Account and/or Subaccounts in accordance with your payment allocation instructions then in effect.

When you apply for a Policy, you must instruct us in the application to allocate your net payment to one or more Subaccounts and/or to the Fixed Account according to the following rules:

- Allocation percentages must be in whole numbers, with the total allocation to all selected accounts equaling 100%.

- We will allocate the net payment as of the valuation day we receive it at our Variable Life Service Center according to your current payment allocation instructions, unless otherwise specified.

- We process net payments allocated to a Subaccount based on the Subaccount's unit value next determined at the end of the valuation day (usually 4:00 p.m. Eastern Time) on which we receive them. Net payments received after the end of the valuation day are processed using unit values determined at the end of the next valuation day.

- You may change the allocation instructions for additional net payments by written request or by telephone request. Any change in allocation instructions will be effective on the date we record the change. No charge is currently imposed for changing payment allocation instructions. We may impose a processing charge of up to $25 in the future.

- You may make a different allocation for one net payment per Policy Year without submitting new payment allocation instructions to us. You must specify that you do not wish to change the payment allocation instructions that we have on file.

Investment returns from amounts allocated to the Subaccounts will vary with the investment performance of these Subaccounts and will be reduced by Policy charges and partial withdrawals. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS. You should periodically review your allocation schedule in light of market conditions and your overall financial objectives.

PAYMENTS BEFORE THE DATE OF ACCEPTANCE

If you make a payment with your application for the Policy, or at any time before the date of Acceptance, we will hold the net payment in a non-interest bearing account. If you have backdated your Policy, we will credit the net payments with interest at the current Fixed Account rate for the backdated period. If the Policy is not issued and accepted, we will refund all payments made by you without interest.

PAYMENTS DURING THE RIGHT TO EXAMINE PERIOD

If your Policy provides for a refund of Policy Value under the Right to Examine provision, we will allocate your initial net payments on the date of Acceptance in accordance with the allocation instructions in the application or in a subsequent written request.

If your Policy provides for a full refund of payments under the Right to Examine provision, we will allocate to the Fidelity VIP Money Market Subaccount any initial and subsequent net payments you request to be allocated to the Subaccounts that we receive at the Variable Life Service Center within 14 days from the date of Acceptance. However, we will allocate such net payments to the Fidelity VIP Money Market Subaccount for:

- 24 days from the date of Acceptance, if this Policy is issued in states with a 20-day right to examine; or

- 34 days from the date of Acceptance, for California citizens age 60 and older who have a 30-day right to examine.

Immediately after this period, the Policy Value in the Fidelity VIP Money Market Subaccount will be reallocated in accordance with your allocation instructions in the application or in a subsequent written request.

VALUES UNDER THE POLICY

POLICY VALUE

The Policy Value serves as the starting point for calculating values under a Policy.

POLICY VALUE:                     -        equals the sum of all values in the
                                           Fixed Account, including any
                                           outstanding loan balance, and in the
                                           Variable Account;

                                  -        is determined first on the Date of
                                           Issue and then on each valuation day;
                                           and

                                  - has no guaranteed minimum amount and may be more or less than payments made.

Policy Value varies from day to day, depending on such factors as the investment performance of the Subaccounts you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM POLICY VALUE.

CASH SURRENDER VALUE

The cash surrender value is the amount we pay to you when you surrender your Policy. We determine the cash surrender value at the end of the valuation day on which we receive your Policy and a written request to surrender at the Variable Life Service Center. If we receive your written surrender request after the close of a valuation day, usually 4:00 p.m. Eastern Time, we will determine the cash surrender value as of the end of the next valuation day.

CASH SURRENDER VALUE AT THE       -        the Policy Value as of such date;
END OF ANY VALUATION DAY                   minus
EQUALS:
                                  -        any surrender charge as of such date;
                                           minus

                                  -        any outstanding loan balance as of
                                           such date.

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

SUBACCOUNT VALUE

At the end of any valuation period, the Subaccount Value is equal to the number of units in the Subaccount multiplied by the unit value of that Subaccount.

THE NUMBER OF UNITS IN ANY        -        the initial units purchased at unit
SUBACCOUNT AT THE END OF ANY               value on the Date of Issue; plus
VALUATION DAY EQUALS:
                                  -        units purchased with any additional
                                           net payments; plus

                                  - units purchased when Policy Value is transferred from another Subaccount or the Fixed Account; minus

                                  -        units redeemed to pay a pro-rata
                                           share of the monthly deduction
                                           allocated to the Subaccount; minus

                                  -        units redeemed to pay a pro-rata
                                           share of partial withdrawals (and any
                                           applicable partial withdrawal
                                           charge); minus

                                  -        units redeemed as part of transfers
                                           to another Subaccount and/or the
                                           Fixed Account (and any applicable
                                           transfer charges); minus

                                  -        units redeemed to pay a pro-rata
                                           share of transaction charges
                                           allocated to the Subaccount for
                                           changes in face amount of the Policy.

Every time you allocate or transfer money to or from a Subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the transaction by the unit value for that Subaccount that is next determined at the end of the valuation day on which we receive your payment or transaction request.

Certain events will reduce the number of units of a Subaccount credited to a Policy. Partial withdrawals or transfers of Subaccount Value will result in the redemption of the appropriate number of units of that Subaccount, as will surrender of the Policy, payment of death benefit proceeds, transfer of loan collateral, and the deduction of a monthly deduction. Units are redeemed as of the end of the valuation period in which we receive written notice of the event.

UNIT VALUE

The value (or price) of each Subaccount will reflect the investment performance of the Portfolios in which the Subaccount invests. Unit values will vary among Subaccounts. The unit value may increase or decrease from one valuation period to the next.

THE UNIT VALUE OF ANY             -        the unit value of the Subaccount on
SUBACCOUNT AT THE END OF ANY               the immediately preceding valuation
VALUATION DAY EQUALS:                      day; multiplied by

                                  -        the net investment factor for that
                                           Subaccount on that valuation day.

THE NET INVESTMENT FACTOR:        -        measures the investment performance
                                           of a Subaccount from one valuation
                                           period to the next;

                                  -        increases to reflect investment
                                           income and capital gains (realized
                                           and unrealized) for the shares of the
                                           underlying Portfolio; and

                                  -        decreases to reflect any capital
                                           losses (realized and unrealized) for
                                           the shares of the underlying
                                           Portfolio, as well as the insurance
                                           charge.

FIXED ACCOUNT VALUE

On the date of Acceptance, the Fixed Account Value is equal to the net payments allocated to the Fixed Account, minus the portion of the first monthly deduction taken from the Fixed Account.

THE FIXED ACCOUNT VALUE           -        the net payment(s) allocated to the
AT THE END OF ANY VALUATION                Fixed Account; plus
DAY IS EQUAL TO:
                                  -        any amounts transferred to the Fixed
                                           Account (including any outstanding
                                           loan balance); plus

                                  -        interest credited to the Fixed
                                           Account; minus

                                  -        amounts withdrawn from the Fixed
                                           Account (including any applicable
                                           withdrawal charges); minus

                                  -        amounts transferred from the Fixed
                                           Account (including any outstanding
                                           loan balance) to a Subaccount
                                           including any applicable transfer
                                           fees; minus

                                  -        any other transaction charges
                                           allocated to the Fixed Account; minus

                                  -        amounts deducted to pay for monthly
                                           deductions.

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

DEATH BENEFIT

If the insured dies while the Policy is in force, we will pay the death benefit to the beneficiary once we receive at our Variable Life Service Center satisfactory proof of the insured's death. We may require that the Policy is returned to us.

We will generally pay interest on the death benefit from the date of the insured's death to the date the death benefit is paid. You may choose for the death benefit to be paid out either as a lump sum or under one of the payment options provided by the Policy. If the death benefit is paid in a lump sum, we will credit interest at the greater of (i) 3.00% annually, or (ii) any higher rate required by applicable law. For more information on payment of death benefit proceeds, call the Variable Life Service Center for a free copy of the Statement of Additional Information.

DEATH BENEFIT ON OR BEFORE THE FINAL PAYMENT DATE

IF THE ADJUSTABLE TERM            -        the base death benefit (described
INSURANCE RIDER IS NOT IN                  below) in effect on the insured's
EFFECT ON THE INSURED'S DATE               date of death; MINUS
OF DEATH, THE DEATH BENEFIT
EQUALS:                           -        any monthly deductions due and unpaid
                                           through the month that the insured
                                           dies; and MINUS

                                  -        any outstanding loan balance on the
                                           insured's date of death.

IF THE ADJUSTABLE TERM            -        the Target Death Benefit Schedule
INSURANCE RIDER IS IN EFFECT               amount (described below) as of the
ON THE INSURED'S DATE OF                   insured's date of death; MINUS
DEATH, THE DEATH BENEFIT
EQUALS:                           -        any monthly deductions due and unpaid
                                           through the month that the insured
                                           dies; and MINUS

                                  -        any outstanding loan balance on the
                                           insured's date of death.

DEATH BENEFIT AFTER THE FINAL PAYMENT DATE

IF THE EXTENDED COVERAGE          -        the Policy Value on the insured's
OPTION IS NOT IN EFFECT, THE               date of death; MINUS
DEATH BENEFIT EQUALS:
                                  -        any mortality and expense risk
                                           charges due and unpaid through the
                                           month that the insured dies; and
                                           MINUS

                                  -        any outstanding loan balance as of
                                           the insured's date of death.

IF THE EXTENDED COVERAGE          -        the face amount in effect on the
OPTION IS IN EFFECT AS OF THE              final payment date; MINUS any
FINAL PAYMENT DATE, THE DEATH              outstanding loan balance on the date
BENEFIT WILL BE THE GREATER OF:            of death, and any partial withdrawals
                                           and partial withdrawal charges after
                                           the final payment date; or

                                  -        the Policy Value on the insured's
                                           date of death; MINUS any outstanding
                                           loan balance on the insured's date of
                                           death.

IF THE GUARANTEED DEATH           -        the Policy Value on the insured's
BENEFIT RIDER IS IN EFFECT,                date of death; MINUS any outstanding
THE DEATH BENEFIT EQUALS THE               loan balance on the date of death;
GREATER OF:                                MINUS any mortality and expense risk
                                           charges due and unpaid through the
                                           month that the insured dies; or

                                  -        the face amount in effect on the
                                           final payment date; MINUS any
                                           outstanding loan balance on the
                                           insured's date of death; and MINUS
                                           any mortality and expense risk
                                           charges due and unpaid through the
                                           month that the insured dies.

BASE DEATH BENEFIT OPTIONS

In the application for the Base Policy, you may choose between three death benefit options: Option 1--Level Guideline Premium Test; Option 2--Adjustable Guideline Premium Test; and Option 3--Level Cash Value Accumulation Test. We will not issue a Policy to you unless you have selected a death benefit option. We calculate the amount available under each death benefit option as of the date of the insured's death.

If you have selected Death Benefit Option 1 or 3, a partial withdrawal will reduce the face amount by the amount of the withdrawal.

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

THE BASE DEATH BENEFIT UNDER      -        the face amount; OR
OPTION 1 AND OPTION 3 IS THE
GREATER OF:                       -        the minimum death benefit equal to
                                           the Policy Value (determined on the
                                           valuation day on or next following
                                           the date of the insured's death)
                                           multiplied by the applicable factor
                                           for the insured's age (see Appendix A
                                           for Option 1 and Appendix B for
                                           Option 3).

THE BASE DEATH BENEFIT UNDER      -        the face amount plus the Policy Value
OPTION 2 IS THE GREATER OF:                on the date of the insured's death;
                                           or

                                  -        the minimum death benefit equal to
                                           the Policy Value (determined on the
                                           valuation day on or next following
                                           the date of the insured's death
                                           multiplied by the applicable
                                           Guideline Premium factor for the
                                           insured's age (see Appendix A)).

WHICH DEATH BENEFIT OPTION TO CHOOSE. If you prefer to have net payments and any favorable investment performance reflected partly in the form of an increasing death benefit, you should consider choosing Option 2. If you are satisfied with the amount of the insured's existing insurance coverage and prefer to have net payments and any favorable investment performance reflected to the maximum extent in the Policy Value (thus potentially reducing cost of insurance charges), you should consider choosing Options 1 or 3.

- Under Options 1 and 3, the base death benefit will generally be level and will vary with the Policy Value only when the Policy Value multiplied by the applicable factor for the insured's age is greater than the face amount.

-    Under Option 2, the base death benefit will always vary with the Policy
     Value.

Your choice of death benefit will affect the amount of the death benefit and the monthly deductions from the Policy. The death benefit option will also affect the amount and frequency of the payments you must make to keep the Policy in force and the maximum payments you may make under the Policy.

MINIMUM DEATH BENEFIT

To qualify as "life insurance" under the Federal tax laws, this Policy must provide a minimum death benefit. The minimum death benefit will be determined as of the date of death of the insured. Under current Federal tax law, either the "Guideline Premium/Cash Value Corridor" test or the "Cash Value Accumulation" test may be used to determine whether the Policy qualifies as "life insurance" under the Code.

You must elect one of the tax tests at the time of application for the Policy. You may not change tests. If you select the "Guideline Premium/Cash Value Corridor" test, you must elect either Death Benefit Option 1 or Death Benefit Option 2. If you elect the "Cash Value Accumulation" test, Death Benefit Option 3 must apply. YOU SHOULD CONSULT A QUALIFIED TAX ADVISER IN CHOOSING BETWEEN THE "GUIDELINE PREMIUM/CASH VALUE CORRIDOR" AND THE "CASH VALUE ACCUMULATION" TESTS AND IN CHOOSING A DEATH BENEFIT OPTION. For more information, call the Variable Life Service Center for a free copy of the Statement of Additional Information.

CHANGING DEATH BENEFIT OPTIONS

After the first Policy Year and before the final payment date, you may change death benefit options once a year by sending a written request to the Variable Life Service Center. We reserve the right to require evidence of insurability. If you are in Death Benefit Options 1 or 2, you may not change to Death Benefit Option 3. If you are in Death Benefit Option 3, you may not change death benefit options. The change in the base death benefit will take effect on or following the monthly processing date the date we approve your request.

Changing the death benefit option may result in a change in face amount. For more information, call the Variable Life Service Center for a free copy of the Statement of Additional Information.

Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. YOU SHOULD CONSULT A TAX ADVISER BEFORE CHANGING DEATH BENEFIT OPTIONS.

SELECTING AND CHANGING THE FACE AMOUNT AND/OR THE TARGET DEATH BENEFIT SCHEDULE

You select the face amount when you apply for the Policy. If you purchase the Adjustable Term Insurance Rider, you select the Target Death Benefit Schedule when you apply for the rider.

The face amount of life insurance you select at the time of application for the Base Policy determines your Policy's band of the cost of insurance rates. Policies with initial face amounts at $150,000 and above will be placed in Band 2 and will be charged a lower cost of insurance rate than Policies with initial face amounts below $150,000 that are placed in Band 1. Neither a face amount increase nor a face amount decrease will cause a change in your cost of insurance band.

You may change the face amount and the Target Death Benefit Schedule by sending a written request to the Variable Life Service Center. We may require you to return your Policy to make the change. We will not permit any change that would result in your Policy being disqualified as a life insurance contract under
Section 7702 of the Code. HOWEVER, CHANGING THE FACE AMOUNT AND/OR THE TARGET DEATH BENEFIT SCHEDULE MAY HAVE TAX CONSEQUENCES AND YOU SHOULD CONSULT A TAX ADVISER BEFORE DOING SO.

INCREASING THE FACE AMOUNT AND/OR THE TARGET DEATH BENEFIT SCHEDULE

After the first Policy Year, you may increase the face amount and/or Target Death Benefit Schedule of your Policy, subject to the following:

CONDITIONS FOR INCREASING THE     -        You must send a written application
FACE AMOUNT:                               and provide evidence of insurability
                                           satisfactory to us at our Variable
                                           Life Service Center.

                                  - The age of the insured must be lower than age 86.

                                  - We must approve the insured under our underwriting standards in effect at the time of the increase.

                                  - You must pay the amount necessary to keep the Policy in force for three months if the Policy Value, after the change, is insufficient to maintain coverage for the three-month period.

                                  -        You must increase both the face
                                           amount and/or the Target Death
                                           Benefit Schedule by a minimum of
                                           $10,000.

                                  -        If the Adjustable Term Insurance
                                           Rider is in effect, an increase in
                                           the face amount of the Base Policy
                                           will also apply to all future years
                                           of the Target Death Benefit Schedule.

The increased face amount and/or the Target Death Benefit Schedule will take effect on or following the first monthly processing date on or following the date that all of the above requirements are met. We will provide you with new Policy details pages.

An increase in face amount will be accompanied by: (i) an additional cost of insurance charge for the increase, which will be based on the age and underwriting class of the insured at the time of the increase; (ii) a new minimum monthly payment, if the increase is within the first 48 Policy Months;
(iii) a new monthly expense charge; (iv) a new guideline premium, if applicable;
(v) a new surrender charge rate and period for the Policy; and (vi) a new guaranteed death minimum payment, if applicable.

An increase in the Target Death Benefit Schedule will be accompanied by a new Target Death Benefit Schedule.

After increasing the face amount, you will have the right to cancel this increase during the right to examine period. See "Canceling the Policy (Right to Examine Period)."

DECREASING THE FACE AMOUNT AND/OR THE TARGET DEATH BENEFIT SCHEDULE

You may decrease the face amount and/or Target Death Benefit Schedule of your Policy at any time prior to the final payment date provided that the insured is living, the Base Policy is in force and the following conditions are met:

CONDITIONS FOR DECREASING THE     -        The face amount and/or Target Death
FACE AMOUNT:                               Benefit Schedule will be decreased or
                                           eliminated in the following order:
                                           (i) the most recent increase;
                                           (ii) the next most recent increases,
                                           successively; and (iii) the initial
                                           face amount and/or Target Death
                                           Benefit Schedule.

                                  -        The minimum face amount decrease we
                                           permit is $10,000.

                                  - You may not decrease the face amount or Target Death Benefit Schedule to below $50,000.

                                  -        If the decrease occurs while a
                                           surrender charge is applicable, we
                                           will deduct a proportional amount of
                                           the surrender charge from the Policy
                                           Value on the effective date of the
                                           decrease.

                                  - A different surrender charge rate may apply to a decrease of the initial face amount and each subsequent face amount increase.

                                  - The surrender charge will be based on the amount of the decrease of the Base Policy's face amount. You may choose the Subaccount(s) from which this charge will be deducted. If you do not make an election, we will allocate the charges pro-rata. There is

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

                                           no surrender charge for a decrease in
                                           the term portion of an Adjustable
                                           Term Insurance Rider benefit amount.

                                  -        If the Adjustable Term Insurance
                                           Rider is in effect, a decrease in the
                                           face amount of the Base Policy will
                                           also apply to all future years of the
                                           Target Death Benefit Schedule.

The decrease will take effect on or following the first monthly processing date after we receive your written request.

A decrease in face amount will be accompanied by: (i) a new cost of insurance charge, (ii) a new guideline premium, if applicable, (iii) a new monthly minimum payment, if the decrease is within the first 48 Policy Months, and (iv) a new guaranteed death benefit minimum payment, if applicable.

A decrease in the Target Death Benefit Schedule will be accompanied by a new cost of insurance charge and a new Target Death Benefit Schedule.

PAYMENT OPTIONS FOR THE DEATH BENEFIT AND ON SURRENDER

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy other than in a lump sum. If you make no election, the beneficiary may elect a payment option when the proceeds become payable. None of these options vary with the investment performance of the Variable Account. For more information, call the Variable Life Service Center for a free copy of the Statement of Additional Information.

ADJUSTABLE TERM INSURANCE RIDER

Under the Adjustable Term Insurance Rider, you may supplement your base death benefit with adjustable term insurance so that the death benefit payable under the Policy will equal the Target Death Benefit shown in the Target Death Benefit Schedule you select (that is, the sum of the base death benefit under the Policy, plus the death benefit under the Adjustable Term Insurance Rider). The amount of term insurance provided by the rider is recalculated daily and equals the difference between the Target Death Benefit and the base death benefit. In the event that the base death benefit equals or exceeds the Target Death Benefit, the term insurance benefit will not be less than zero. You may add this rider at any time.

After the first Policy Year, you may request an increase or decrease in the Target Death Benefit Schedule once per Policy Year. A request for an increase must be made before the insured reaches age 86. If we approve an increase in the Target Death Benefit Schedule, we will automatically increase the face amount of the Base Policy (and the amount of your minimum monthly payment if the increase is in the first 48 Policy Months) unless you specifically request that the increase apply only to the term rider.

The Adjustable Term Insurance Rider terminates on the earlier of:

- the monthly processing date on, or next following, our receipt of your signed written request to cancel this rider;

- the date the Policy lapses, is surrendered, or otherwise is no longer in force; or

-    the final payment date.

We do not assess a surrender charge upon termination of this rider.

If this rider is terminated or canceled, you may reinstate the rider at anytime before the final payment date of the Policy and according to the reinstatement provisions of the Policy.

There is a charge for this rider that is assessed as part of the monthly deduction and is based on the benefit amount of the rider and the cost of insurance rate for the rider. The cost of insurance rate for this rider is based on the insured's age, gender, underwriting class. The rates for this rider will generally increase each year with the age of the insured.

ACCELERATED DEATH BENEFIT RIDER

Under the Accelerated Death Benefit Rider, we provide the insured with a portion of the present value of the death benefit in a stream of payments under either the terminal illness option or the nursing home option. To receive this benefit while the Policy is in force, you must: (a) provide written consent from any collateral assignee, irrevocable beneficiary and the insured (if the Policyowner is not the insured); and (b) provide satisfactory proof to us that the insured qualifies for either the terminal illness option or the nursing home option. If the insured dies before all of the accelerated death benefit has been paid, we will pay the beneficiary in one lump sum the present value of the remaining payments due under the rider reduced by the interest rate we use to determine those payments. You may elect this rider at any time. The tax consequences associated with requesting a payment under this rider are unclear. See "Federal Tax Considerations."

Exercising the Accelerated Death Benefit Rider will have the following effect on your Policy:

- We will reduce the death benefit by any rider benefit as of the monthly processing date following the date of the written request.

- We will reduce your Policy Value the same proportion as the reduction in the death benefit.

- We will also decrease or eliminate the face amount by any rider benefit in the following order: (a) first, the most recent increase; (b) second, the next most recent increases successively; and (c) last, the initial face amount.

- We will waive any surrender charge due to the exercise of this rider equaling: (a) the surrender charge applicable to any increased face amount, which is eliminated in the order set forth above; plus (b) a pro-rata share of the surrender charge applicable to a partial reduction in an increase or in the initial Face Amount.

EXTENDED COVERAGE OPTION

If you elect the Extended Coverage Option (this option is available only at the time of application), and the Option is in effect on the final payment date, we will pay a minimum base death benefit on the death of the insured after the final payment date. Under the Extended Coverage Option, the death benefit will equal the greater of:

-    the Base Policy's face amount as of the final payment date; or

-    the Policy Value as of the insured's date of death.

(minus any unpaid charges or outstanding loan balance on the insured's date of death)

You may revoke this option at any time prior to the final payment date by providing written notice to us. We must receive written notice of the revocation before the final payment date. The effective date of this change will be the date we receive your written notice. Once revoked, this option may not be re-elected. There is no charge for this option.

If the Extended Coverage is in effect on the final payment date, the following will occur:

- we will transfer all of the Policy Value invested in any Subaccounts to the Fixed Account;

-    no further investment in, or transfers to, a Subaccount will be permitted;

- we will no longer assess the monthly deduction (you will continue to be charged interest on any outstanding loan balance and assessed any applicable partial withdrawal charges);

- if Death Benefit Option 2 is in effect, the Policy will be converted to Death Benefit Option 1; and

-    you will no longer be permitted to change your death benefit option.

GUARANTEED DEATH BENEFIT RIDER

If you elect the Guaranteed Death Benefit Rider and meet the conditions of the rider, we guarantee:

- that your Policy will not lapse, regardless of the investment performance of the Subaccounts; and

- that you will receive a minimum death benefit if the insured dies after the final payment date.

We will deduct from your Policy Value a one-time administrative charge of $25 when you elect the rider.

If the rider is in effect after the final payment date, the death benefit will be the greater of: (a) the face amount in effect on the final payment date minus any outstanding loan balance on the insured's date of death minus any mortality and expense risk charges due and unpaid through the month that the insured dies; or (b) the Policy Value on the insured's date of death minus any outstanding loan balance on the insured's date of death minus any mortality and expense risk charges due and unpaid through the month that the insured dies.

This rider does not protect against lapse if the outstanding loan balance exceeds your Policy Value.

GUARANTEED DEATH BENEFIT MINIMUM PAYMENT TEST. On each Policy Anniversary, your Policy must meet the Guaranteed Death Benefit Minimum Payment Test or the rider will terminate. The Guaranteed Death Benefit Minimum Payment Test is met if the Minimum Payment Period requirement for your base Policy is met and if (a) is greater than (b) where:

(a) is your total payments, less any partial withdrawals, partial withdrawal charges (excluding the transaction fee) and less any outstanding loan balance which is classified as a preferred loan; and

(b) is the sum of the minimum Guaranteed Death Benefit Minimum Payments in effect from the Policy Date to that Policy Anniversary. The Guaranteed Death Benefit Minimum Payment amount is shown on your latest Policy Details pages.

The Guaranteed Death Benefit Rider will terminate if:

- The cash surrender value, due to the outstanding loan balance, is insufficient to cover the monthly deduction due;

- You fail to meet the requirements of the Guaranteed Death Benefit Minimum Payment Test;

-    You make a Policy change that causes a negative guideline level premium;

- You change from Death Benefit Option 2 to Death Benefit Option 1 within 5 years of the final payment date; or

- You request a partial withdrawal or preferred loan after the final payment date.

You may cancel the rider at any time. You may not reinstate this rider once it is terminated or canceled.

LOANS

At any time while the insured is living and your Policy is in force, you may, by written request, borrow money secured by your Policy Value. You must sign the written loan agreement, and you must make a satisfactory assignment of the Policy to us.

The maximum amount you may borrow including any outstanding loan balance is the loan value. The loan value is 95% of the (Policy Value MINUS any surrender charge) minus any outstanding loan balance as of the date of the loan. The minimum loan amount you may borrow is $200. We normally pay the amount of any loan request within 7 days after we receive your written request. At any time, the amount of the outstanding loan balance under a Policy equals the sum of all loans (including due and unpaid charged interest added to the loan balance) minus any loan repayments. We may postpone payment of loans under certain conditions.

TYPES OF LOANS

While the Policy is in force, you may submit a request to borrow money from us using two types of loans:

- A standard loan option is always available to you. We will charge interest on the amount of the loan at a current annual rate of 3.8%. This current rate of interest may change, but is guaranteed not to exceed 5.0%. However, we also will credit interest on the Policy Value securing the loan. The annual interest rate credited to the Policy Value securing a standard loan is 3.0%.

- A preferred loan option is automatically available to you. You may revoke this option at any time. The preferred loan option is available on that part of the outstanding loan balance that is attributable to earnings. We will charge interest on that amount of the loan at a current annual rate of 3.0%. This current rate of interest may change, but is guaranteed not to exceed 3.5 %. The annual interest rate credited to the earnings securing a preferred loan is 3.0%. A request for a preferred loan after the final payment date will terminate the Guaranteed Death Benefit Rider. THERE IS SOME UNCERTAINTY AS TO THE TAX TREATMENT OF PREFERRED LOANS. YOU SHOULD CONSULT A QUALIFIED TAX ADVISER.

LOAN COLLATERAL

To secure the loan, we transfer an amount as collateral to the Fixed Account. This amount is equal to the amount of the loan adjusted by the earned interest rate and the charged interest rates. We will transfer the loan amount and any unpaid loan interest accrued by the Policy Anniversary from the Subaccounts according to your instructions. We will transfer the outstanding loan balance to the Fixed Accounts. If you do not provide allocation instructions, we will make a pro-rata allocation of Policy Value from the Subaccounts to the Fixed Account. We will not count this transfer as a transfer subject to a transfer charge.

COST OF THE LOAN

We charge interest on the outstanding loan. Interest is charged in arrears from the date of the loan, and is due at the end of each Policy Year during which a loan is made and compounded annually thereafter until the loan is repaid. Unpaid interest becomes part of the outstanding loan balance and accrues interest at the same rate as the loan. If the Policyowner does not pay such loan interest when due, the amount of the interest is added to the outstanding loan balance (on which interest is assessed in the ensuing year). Unpaid interest is transferred based on your written instructions. If there are no such instructions or the Policy Value in the specified Subaccounts is insufficient to allow the collateral for the unpaid interest to be transferred, the interest is transferred based on the proportion that the sum of the value in the Fixed Account and the value in the Subaccounts bear to the total unloaned Policy Value.

INTEREST EARNED ON THE LOAN COLLATERAL

We credit the portion of the Policy Value securing the outstanding loan balance with interest at an effective annual rate, currently 3.0% for both standard and preferred loans. On each Policy Anniversary, you may request that interest earned on the outstanding loan since the preceding Policy Anniversary be transferred to the Subaccounts and to the Fixed Account. Unless you specify otherwise, we will allocate such transfers on a pro rata basis.

REPAYMENT OF THE OUTSTANDING LOAN BALANCE

You may repay any of the outstanding loan balance while the insured is still living and the Policy is in force, provided the Paid-Up Life Insurance Rider has not been exercised. When you repay any of the outstanding loan balance, we will transfer all or part of the outstanding loan balance in an amount equal to the repayment to the Subaccounts and Fixed Account. We will make this transfer according to your allocation instructions. If you do not tell us how to allocate loan repayments, we will allocate them according to your most recent payment allocation instructions. You must identify any loan repayment made to us as a loan repayment; otherwise, we will treat such payment as an additional payment.

EFFECT OF A POLICY LOAN ON THE POLICY

A loan, whether or not repaid, affects the Policy Value, the cash surrender value, and the death benefit. We will deduct any outstanding loan balance from the proceeds payable on a surrender or on the death of the insured. Repaying a loan causes the death benefit and cash surrender value to increase by the amount of the repayment.

If you request a preferred loan after the final payment date or allow the Policy to lapse, the Guaranteed Death Benefit Rider will terminate.

RISK OF POLICY LAPSE. There are risks involved in taking a loan, including the potential for the Policy to lapse if projected earnings, taking into account outstanding loan balances, are not achieved. See "Policy Lapse and Reinstatement."

EFFECTS OF A LOAN ON INVESTMENT PERFORMANCE. As long as a loan is outstanding, we hold an amount as collateral for the loan in the Fixed Account. This amount is not affected by the investment performance of the Subaccounts and may not be credited with the excess interest rates accruing on the Fixed Account. Amounts transferred from the Subaccounts to the Fixed Account to secure the loan will affect the Policy Value, even if the loan is repaid, because we credit these amounts with an interest rate we declare rather than with a rate of return that reflects the investment performance of the Subaccounts.

The effect of a Policy loan on the Policy Value and death benefit could be favorable or unfavorable, depending on whether the investment performance of the Subaccounts and the interest credited to the Fixed Account is less than or greater than the interest being credited on the outstanding loan balance in the Fixed Account. Compared to a Policy under which no loan is made, values under a Policy with an outstanding loan balance will be lower when the earned interest rate is less than the investment performance of assets held in the Subaccounts and interest credited to Policy Value in the Fixed Account (other than outstanding loan amount). The longer a loan is outstanding, the greater the effect of a Policy loan is likely to be on the Policy Value.

TAX RISKS. There are tax risks involved in taking a loan. A loan may also produce significant adverse Federal income tax consequences if a Policy lapses or is surrendered with loans outstanding. Any amount of outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. If your Policy has a large amount of indebtedness when it lapses or is surrendered, you might owe taxes that are greater than the cash surrender value. If the Policy is a MEC, then a loan will be treated as a partial withdrawal for Federal income tax purposes. See "Policy Lapse and Reinstatement" and "Federal Tax Considerations." THE TAX TREATMENT OF PREFERRED LOANS FROM A POLICY THAT IS NOT A MEC IS UNCERTAIN.

In addition, if a loan is taken from a Policy that is part of a plan subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), the loan will be treated as a "prohibited transaction" subject to certain penalties unless additional ERISA requirements are satisfied. The owner of such a Policy should seek tax advice before requesting a Policy loan.

PAID-UP LIFE INSURANCE RIDER

Under this rider, once the insured has reached age 75 and the Policy has been in force for 15 years, the Policy will automatically become paid-up life insurance, provided certain conditions are met. Once the rider is automatically exercised, the Policy will never lapse and the beneficiary will receive a minimum death benefit on the death of the insured. On the exercise date, the paid-up life insurance amount will be the value of (a) times (b) where:

(a) equals the Policy Value as of the exercise date minus the 3% rider charge (4% if you have selected Death Benefit Option 3), and

(b) equals the minimum death benefit factor for the insured's age as of the exercise date shown in your Policy Details Pages.

WHEN ALL OF THE FOLLOWING OCCUR,  -        The insured is at least age 75
THE PAID-UP LIFE INSURANCE
RIDER WILL BE EXERCISED           -        The outstanding loan balance is at
AUTOMATICALLY ON OR THE NEXT               least 95% of the Policy Value
FOLLOWING MONTHLY PROCESSING
DATE:                             -        The outstanding loan balance equals
                                           or exceeds the face amount of the
                                           Policy

                                  -        The Policy has been in force for a
                                           least 15 Policy Years; and

                                  -        The total amount of partial
                                           withdrawals equals or exceeds the
                                           total payments made.

WHEN THE RIDER IS EXERCISED, THE  -        Any Policy Value invested in a
FOLLOWING WILL OCCUR:                      Subaccount will be transferred to the
                                           Fixed Account

                                  -        You will no longer be allowed to
                                           invest in, or transfer amounts, to
                                           the Subaccounts;

                                  -        If Death Benefit Option 2 is in
                                           effect, we will convert your Policy
                                           to Death Benefit Option 1. You will
                                           not be allowed to make any further
                                           changes to the death benefit option.

                                  - You will no longer be allowed to make any loan payments.

                                  - The outstanding loan balance remains in effect and we will continue to assess a loan interest charge on the balance.

                                  -        You may not take any more loans.

                                  -        No further monthly deductions will be
                                           made.

                                  -        You may not make any payments or
                                           partial withdrawals.

                                  -        You may not make any Policy changes.

                                  -        All riders will be terminated.

                                  - The death benefit will be the greater of: the paid-up life insurance amount (minus the outstanding loan balance); or the Policy Value (minus the outstanding loan balance) on the insured's date of death multiplied by the minimum death benefit factor for the insured's age as of the insured's date of death.

                                  -        The remaining outstanding loan
                                           balance will be deducted from the
                                           death benefit.

TAX RISKS. Anyone contemplating the purchase of the Policy with the Paid-Up Life Insurance Rider should be aware that the tax consequences of the Paid-Up Life Insurance Rider have not been ruled on by the IRS or the courts, and it is possible that any outstanding loan balance could be treated as a taxable distribution when the Paid-Up Life Insurance Rider takes effect. YOU SHOULD CONSULT A TAX ADVISER AS TO THE TAX RISKS ASSOCIATED WITH THE PAID-UP LIFE INSURANCE RIDER.

SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDERS

You may surrender your Policy and receive its cash surrender value as calculated as of the end of the valuation day when we receive your written request at the Variable Life Service Center, subject to the following conditions:

- The insured must be alive and the Policy must be in force when we receive the written request. We may require that you return the Policy.

- You will incur a surrender charge if you surrender your Policy on or before the last day of the 9th Policy Year from the Policy Date or the effective date of any increase in the face amount.

- Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.

- We generally will pay the cash surrender value to you in a lump sum or other payment option that we offer at the time within 7 days after we receive your written request at our Variable Life Service Center. We may postpone payment of benefits under certain conditions.

The cash surrender value equals the Policy Value minus any outstanding loan balance and surrender charges. A SURRENDER MAY HAVE TAX CONSEQUENCES. PLEASE CONSULT YOUR TAX ADVISER BEFORE SURRENDERING YOUR POLICY.

PARTIAL WITHDRAWALS

After the first Policy Year, you may make a written request to withdraw part of the cash surrender value of your Policy. We will process each partial withdrawal at unit values next determined after we received your written request at the Variable Life Service Center. We generally will pay a request for a partial withdrawal within 7 days after we receive the request. We may postpone payment of partial withdrawals under certain conditions.

PARTIAL WITHDRAWAL           -     The insured must be alive and the Policy must
PROVISIONS:                        be in force when you make your written
                                   request.

                             - You must request at least $200. The maximum partial withdrawal amount is your cash surrender value minus the greater of $500 or 3 monthly deductions.

                             - You may allocate the amount withdrawn among the Subaccounts and the Fixed Account. If you do not provide allocation instructions, we will deduct the amount requested for withdrawal plus any fee from the Subaccounts and the Fixed Account based on the proportion that your value in each Subaccount and value in the Fixed Account bears to your unloaned Policy Value.

                             - A partial withdrawal will reduce the face amount under Death Benefit Option 1 and Death Benefit Option 3 by the dollar amount of the withdrawal.

                             - You may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the face amount under either Death Benefit Option 1 or Death Benefit Option 3 below $40,000.

                             - If Death Benefit Option 1 or Death Benefit Option 3 is in effect, we will assess a surrender charge on each partial withdrawal, unless all surrender charge periods have expired. The surrender charge is assessed on the reduction in the face amount caused by the partial withdrawal, and is a charge per $1000 of the amount of the face amount reduction.

                             - No surrender charge will be assessed for the reduction in face amount that is equal to the amount of any preferred partial withdrawal. A partial withdrawal is considered a preferred partial withdrawal when the withdrawal amount and the sum of the prior withdrawal amounts in the same Policy Year do not exceed 10% of the Policy Value as of the beginning of the Policy Year.

                             - On a partial withdrawal, we will redeem the number of units of a designated Subaccount and the Fixed Account equal to the amount withdrawn. The amount withdrawn is the amount you request plus the partial withdrawal charge (and surrender charge, if applicable). For each partial withdrawal (including those classified as a preferred partial withdrawal), we deduct a partial withdrawal charge equal to 2.00% of the amount withdrawn, not to exceed $25.

EFFECTS OF PARTIAL WITHDRAWALS

If you make a partial withdrawal, the following could occur to your Policy:

- A partial withdrawal can affect the face amount, death benefit, and net amount at risk (which is used to calculate the cost of insurance charge).

- Partial withdrawals will reduce the face amount under Death Benefit Option 1 and Death Benefit Option 3 by the amount of the withdrawal. The face amount reductions will be made in the following order: (i) against the most recent increase in the face amount; (ii) against the next most recent increases in the face amount in succession; and (iii) against the initial face amount.

- If you have elected the Adjustable Term Insurance Rider, partial withdrawals will reduce the base face amount and therefore, the Target Death Benefit Schedule for the current year and all future years, by the amount of the withdrawal under Death Benefit Options 1, 2 and 3.

- Partial withdrawals taken after the final payment date will terminate the Guaranteed Death Benefit Rider.

PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES. PLEASE CONSULT YOUR TAX ADVISER BEFORE WITHDRAWING ANY OF YOUR POLICY VALUE.

POSTPONEMENT OF PAYMENTS

We usually pay the amount of any surrender, partial withdrawal, death benefit, or settlement option within seven days after receipt of all applicable written requests and/or after we receive due proof of the insured's death. We may postpone payment of any amount due from the Variable Account for a surrender, partial withdrawal, transfer, Policy loan or on the death of the insured whenever:

- trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC, or the NYSE is closed for days other than weekends and holidays, or

- the SEC, by order, has permitted such postponement for the protection of Policyowners, or

- the SEC has determined that an emergency exists that would make disposal of portfolio securities or valuation of assets not reasonably practical.

We may delay any payment derived from amounts you made by check until the check has cleared your bank.

We also may postpone any transfer from the Fixed Account or payment of any portion of the amount payable on surrender, partial withdrawal or Policy loan from the Fixed Account for not more than six months from the day we receive your written request and, if required, your Policy.

If we postpone payment for 30 days or more, the amount of the postponed payment will earn interest during that period of not less than 3.00% per year, or such higher rate as required by law.

If mandated under applicable law, we may be required to reject a payment and/or otherwise block access to your account, and thereby refuse to pay any request for transfers, partial withdrawals, surrenders, or death benefits. We may also be required to provide additional information about your account to governmental regulators. Once blocked, Policy Value would be held in that account until instructions are received from the appropriate regulator.

TRANSFERS

You may transfer amounts between the Fixed Account and the Subaccounts, or among the Subaccounts, upon request. We determine the amount you have available for transfers at the end of the valuation period when we receive your request. The first 12 transfers in a Policy Year are free. Transfers under the Policy are subject to the following conditions:

- We reserve the right to limit the minimum and maximum amounts that you may transfer and the number of transfers you may make in a single Policy Year. We reserve the right to set other reasonable rules controlling transfers.

- Transfers from the Fixed Account may not exceed the lesser of $100,000 or 25% of the Policy Value per transfer.

- You may make only one transfer from the Fixed Account each Policy Year. This transfer must be made within the first 30 days following your Policy Anniversary. This restriction does not apply to any transfer made as part of any automated service program we may offer.

- If the Extended Coverage Option is in effect on the final payment date or the Paid-up Life Insurance Rider has been exercised, no transfers from the Fixed Account to the Subaccounts will be permitted.

- You may make 12 free transfers each Policy Year. We currently charge $10 for each transfer after the 12th in a single Policy Year. We reserve the right to deduct up to $25 for each transfer after the 12th in a single Policy Year. Transfers resulting from dollar cost averaging, account rebalancing, or loans do not count as transfers for the purpose of assessing the transfer charge.

- We consider each telephone, fax, or written request to be a single transfer, regardless of the number of Subaccounts (or Fixed Account) involved.

- We process transfers based on unit values determined at the end of the valuation day when we receive your transfer request at the Variable Life Service Center. The corresponding Portfolio of any Subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the New York Stock Exchange (usually 4:00 p.m., Eastern Time), which coincides with the end of each valuation period. Therefore, we will process any transfer request we receive after the close of the regular business session of the New York Stock Exchange, using the net asset value for the Subaccount next determined as of the close of the next valuation period.

We cannot guarantee that a Subaccount or shares of an underlying Portfolio will always be available. If you request that an amount in a Subaccount or in the Fixed Account be transferred to a Subaccount at a time when the Subaccount or the underlying Portfolio is unavailable, we will not process your transfer request. This request will not be counted as a transfer for purposes of determining the number of free transfers executed in a year.

Excessive trading (including short-term "market timing" trading) may adversely affect the performance of the Subaccounts. If a pattern of excessive trading by a Policyowner or the Policyowner's agent develops, we reserve the right not to process the transfer request. If your transfer request is not processed, it will not be counted as a transfer for purposes of determining the number of free transfers executed. We may impose other restrictions on transfers, or even prohibit them for any Policyowner who, in our view, has abused, or appears likely to abuse, the transfer privilege.

If your transfer request is not processed for any reason, we will notify you in a timely manner.

DOLLAR COST AVERAGING. You may elect to participate in a dollar cost averaging ("DCA") program in the application or by completing an election form that we receive by the beginning of the month. DCA is an investment strategy designed to reduce the investment risks associated with market fluctuations. For more information, call the Variable Life Service Center for a free copy of the Statement of Additional Information.

ACCOUNT REBALANCING. You may elect to participate in an account rebalancing program in the application or by completing an election form. Under the account rebalancing program, we will periodically transfer your Policy Value in the Subaccounts to maintain a particular percentage allocation among the Subaccounts. (Policy Value in the Fixed Account is not available for this program.) For more information, call the Variable Life Service Center for a free copy of the Statement of Additional Information.

TELEPHONE AND FACSIMILE REQUESTS

In addition to written requests, we may accept telephone and facsimile instructions from you or an authorized third party regarding transfers, dollar cost averaging, account rebalancing, exercise of the conversion privilege, and partial withdrawals (facsimile only), subject to the following conditions:

- You must complete and sign our form authorizing telephone or facsimile transactions and send it to us at our Variable Life Service Center. You also may complete and sign this authorization in the application. The authorization will remain effective until we receive written revocation or we discontinue the privilege.

- We accept instructions provided to us via telephone at 1 (800) 905-1959. We accept instructions provided to us via facsimile at 1 (888) 670-4836. Any instructions sent to another number will not be considered received in our Variable Life Service Center.

-    We cannot accept or process transfer requests left on our voicemail system.

- You may designate in the request form a third party to act on your behalf in making telephone or facsimile requests.

- We will employ reasonable procedures to confirm that instructions conveyed by telephone and facsimile requests are genuine. These procedures may include requiring forms of personal identification prior to acting upon instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

- If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss. If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

- We reserve the right to no longer accept or process telephone or facsimile instructions at any time for any class of Policies for any reason.

If you are provided a personal identification number ("PIN") in order to execute electronic transactions, you should protect your PIN because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person providing instructions using a PIN is authorized by you.

Telephone and facsimile service may not always be available. Any telephone, facsimile or computer system, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Variable Life Service Center.

POLICY LAPSE AND REINSTATEMENT

LAPSE

A 62-day grace period, during which this Policy will remain in force, will apply to your Policy any time the Policy Value is insufficient to meet certain Policy charges (described below). If your Policy enters a grace period (i.e., is in default), we will mail a notice to you or the person you name to receive this notice, and to any assignee of record. We will send such notice to your last known address of record and to the address of record of anyone else designated to receive this notice at least 31 days before the date on which your Policy will lapse. The notice will indicate the amount of payment due and the final date by which we must receive the specified payment to keep the Policy from lapsing. After the final payment date, you may not make a payment to prevent the Policy from lapsing, but you generally may make a loan repayment. If you have an outstanding loan, you must label a payment as a loan repayment.

If we do not receive the specified payment by the end of the grace period, all coverage under the Policy will terminate and you will receive no benefits. If the insured dies during the grace period, we will pay the death benefit proceeds after deducting any monthly deduction due and payable through the Policy Month in which the insured dies, as well as any outstanding loan balance, and any other overdue charges under the Policy.

LAPSE DURING THE MINIMUM                The Policy WILL ENTER INTO A 62-DAY GRACE PERIOD if both:
PAYMENT PERIOD                          -     the Minimum Payment Period requirement is not met; and
                                        -     the cash surrender value is insufficient to cover the monthly deduction due on the monthly processing date.

                                        To prevent your Policy from lapsing, you must make sufficient payments before the end of the grace period so that the Policy Value either:
                                        -     meets the Minimum Payment Period requirement; or
                                        -     covers the balance of the monthly deduction due plus an amount to keep this Policy and any riders in force for a period of 3 months.

LAPSE AFTER THE MINIMUM                 The Policy WILL ENTER INTO A 62-DAY GRACE PERIOD when:
PAYMENT PERIOD                          -     the cash surrender value is insufficient to cover the monthly deduction due on the monthly processing date.

                                        To prevent your Policy from lapsing before the final payment date, you must make sufficient payments before the end of the grace period so that the Policy Value:
                                        -     covers the balance of the monthly deduction due plus an amount to keep this Policy and any riders in force for a period of 3 months.

                                        To prevent your Policy from lapsing after the final payment date, you may make loan repayments.

PROTECTION FROM LAPSE                   Your Policy generally will NOT lapse:
                                        -     during the Minimum Payment Period if the Minimum Payment Period requirement is met;
                                        -     if the cash surrender value is sufficient to cover the amount of the monthly deduction due on the monthly processing date;
                                        -     after the Paid-Up Life Insurance Rider has been exercised;
                                        -     if you purchase a Guaranteed Death Benefit Rider and meet its conditions; or
                                        -     if before the end of the grace period, you make a payment, which, after payment expense charge, will cover the lesser of the Minimum Payment Period requirement or an amount to keep the Policy and any riders in force for 3 Policy Months.

REINSTATEMENT

If your Policy has lapsed and has not been surrendered, you may reinstate the Policy within 3 years after the date of Policy lapse. We will reinstate the Policy on the monthly processing date following the day we receive each of the following at our Variable Life Service Center:

-    a written application requesting reinstatement;

-    evidence of insurability that is satisfactory to us;

- payment of amount sufficient to cover all monthly deductions due and unpaid during the grace period; and

-    sufficient payment to keep the Policy in force for at least 3 months.

If you request reinstatement during the Minimum Payment Period, you must pay the lesser of 3 minimum monthly payments or 3 monthly deductions. If you request reinstatement after the Minimum Payment Period, you must pay 3 monthly deductions.

We will allocate your net reinstatement payment to a non-interest-bearing account until we approve your application. Once we have approved your application, we will transfer the reinstatement payment plus accrued interest according to your latest allocation instructions.

The reinstated Policy will have the same Policy Date as it had before the lapse. The Policy Value on the reinstatement date is:

-    the net payment to reinstate the Policy; plus

-    the Policy Value on the date of lapse; minus

-    the monthly deduction due on the reinstatement date.

The amount of the surrender charge and the surrender charge period remaining on the reinstatement date are those that were in effect on the date of lapse.

You may reinstate any outstanding loan existing on the date of lapse. The amount of the loan balance to be repaid or reinstated will be equal to: (a) the loan balance on the date of the lapse; plus (b) interest charged on such loan balance at the Policy loan interest rate.

If the insured commits suicide within 2 years of the reinstatement date of the Policy, we will only pay the beneficiary an amount equal to the sum of all payments (without interest and minus any outstanding loan balance and partial withdrawals). For more information, contact the Variable Life Service Center for a free copy of the Statement of Additional Information.

THE COMPANY AND THE FIXED ACCOUNT

CANADA LIFE INSURANCE COMPANY OF AMERICA

We are a stock life insurance company subject to regulation and supervision by the Michigan Insurance Bureau. Our Home Office is located at 6201 Powers Ferry Road, NW, Atlanta, Georgia 30339. We are principally engaged in issuing annuity and life insurance policies. We are obligated to pay all benefits under the Policy.

PROPOSED MERGER. On May 5, 2003, Canada Life Financial Corporation ("CLFC"), the ultimate corporate parent of Canada Life Insurance Company of America, will submit to the registered holders of its Common Shares a proposal, which, if adopted, will result in a change of control of CLFC. The CLFC Board of Directors has unanimously endorsed approval of the proposed transactions by the CLFC shareholders. Subject to all necessary approvals, including approval of various regulatory authorities, this transaction is expected to occur on July 10, 2003. For more information concerning this proposed transaction, see the Management Proxy Circular at www.canadalife.com.

THE FIXED ACCOUNT

You may allocate some or all of your net payments and/or make transfers from the Subaccounts to the Fixed Account. The Fixed Account is part of our general account. We own the assets in the general account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These Fixed Account assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Fixed Account's assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account.

We guarantee that the amounts allocated to the Fixed Account will be credited interest at a net effective annual interest rate of at least 3.00%. When we declare current interest rates, we will guarantee those rates until the next Policy Anniversary. The Fixed Account is not affected by the investment performance of the Subaccounts. Policy Value in the Fixed Account will be reduced by the Policy fees and charges we deduct and the effects of any Policy transactions (loans, withdrawals, and transfers) on your Policy Value in the Fixed Account.

We have not registered the Fixed Account with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. However, certain disclosures may be subject to generally applicable provisions of the federal securities laws regarding the accuracy of statements made in a registration statement.

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

THE VARIABLE ACCOUNT

The Variable Account is a separate account of Canada Life Insurance Company of America, established under Michigan law. We own the assets in the Variable Account, and may use the Variable Account to support other variable life insurance policies we issue. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, and qualifies as a "separate account" within the meaning of the Federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Variable Account by the SEC.

We have divided the Variable Account into Subaccounts, each of which invests in shares of one of the Portfolios. The Subaccounts buy and sell Portfolio shares at net asset value. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio.

Income, gains, and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account without regard to our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Subaccount reflect the Subaccount's own investment performance and not the investment performance of our other assets. The Variable Account assets are held separate from our other assets and are not part of our general account. We may not use the Variable Account's assets to pay any of our liabilities other than those arising from the Policies. If the Variable Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. The Variable Account may include other Subaccounts that are not available under the Policies and are not discussed in this prospectus.

CHANGES TO THE VARIABLE ACCOUNT

Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:

- Remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;

- Substitute shares of another registered open-end management company, which may have different fees and expenses, for shares of a Subaccount at our discretion;

- Close Subaccounts to allocations of new net payments by existing or new Policyowners at any time in our discretion;

- Transfer assets supporting the Policies from one Subaccount to another or from the Variable Account to another variable account;

- Combine the Variable Account with other variable accounts, and/or create new variable accounts;

- Deregister the Variable Account under the 1940 Act, or operate the Variable Account as a management investment company under the 1940 Act, or as any other form permitted by law; and

-    Modify the provisions of the Policy to comply with applicable law.

The Portfolios, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.

We reserve the right to make other structural and operational changes affecting the Variable Account. WE DO NOT GUARANTEE THE INVESTMENT PERFORMANCE OF ANY MONEY YOU PLACE IN THE SUBACCOUNTS. THE VALUE OF EACH SUBACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

THE PORTFOLIOS

The Variable Account invests in shares of certain Portfolios. Each Portfolio is part of a mutual fund that is registered with the SEC as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the Portfolios or mutual funds by the SEC.

Each Portfolio's assets are held separate from the assets of the other Portfolios, and each Portfolio has investment objectives and policies that are different from those of the other Portfolios. Thus, each Portfolio operates as a separate investment fund, and the income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

The Portfolios offered for investment under the Policy are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. The investment performance of the Portfolios available under the Policy may be lower or higher than the investment performance of these other (publicly available) portfolios. THERE CAN BE NO ASSURANCE, AND WE MAKE NO REPRESENTATION, THAT THE INVESTMENT PERFORMANCE OF ANY OF THE PORTFOLIOS AVAILABLE UNDER THE POLICY WILL BE COMPARABLE TO THE INVESTMENT PERFORMANCE OF ANY OTHER PORTFOLIO, EVEN IF THE OTHER PORTFOLIO HAS THE SAME INVESTMENT ADVISER OR MANAGER, THE SAME INVESTMENT OBJECTIVES AND POLICIES, AND A VERY SIMILAR NAME.

The following table summarizes each Portfolio's investment objective(s) and identifies its investment adviser (and subadviser, if applicable). THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). For example, during extended periods of low interest rates, the yields of the Money Market Subaccount may become extremely low and possibly negative. YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS AND EXPENSES, IN THE PROSPECTUSES FOR THE PORTFOLIOS THAT ACCOMPANY THIS PROSPECTUS. You should read these prospectuses carefully and keep them for future reference.

------------------------------------------------------------------------------------------------------------------------------------
             PORTFOLIO                                        INVESTMENT OBJECTIVE AND INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------------
ALGER AMERICAN GROWTH PORTFOLIO               Seeks long-term capital appreciation. The investment adviser is Fred Alger
(CLASS O SHARES)                              Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO     Seeks long-term capital appreciation. The investment adviser is Fred Alger
(CLASS O SHARES)                              Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO        Seeks long-term capital appreciation. The investment adviser is Fred Alger
(CLASS O SHARES)                              Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
ALGER AMERICAN SMALL CAPITALIZATION           Seeks long-term capital appreciation. The investment adviser is Fred Alger
PORTFOLIO (CLASS O SHARES)                    Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH       Seeks to provide capital growth; current income is a secondary goal. The
FUND, INC. (INITIAL SHARES)                   investment adviser is The Dreyfus Corporation.
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS VIF-APPRECIATION PORTFOLIO            Seeks long-term capital growth consistent with the preservation of capital; current
(INITIAL SHARES)                              income is a secondary goal. The investment adviser is The Dreyfus Corporation.
------------------------------------------------------------------------------------------------------------------------------------
DREYFUS VIF-GROWTH AND INCOME PORTFOLIO,      Seeks long-term capital growth, current income and growth of income, consistent
INC. (INITIAL SHARES)                         with reasonable investment risk. The investment adviser is The Dreyfus Corporation.
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP ASSET MANAGER(SM) PORTFOLIO      Seeks high total return with reduced risk over the long-term by allocating its
(INITIAL CLASS)                               assets among stocks, bonds, and short-term instruments. The investment adviser is Fidelity Management & Research Company, Boston, MA and the investment sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc.,
                                              Fidelity Management & Research (Far East) Inc., Fidelity Investments Money
                                              Management, Inc. and Fidelity Investments Japan Limited.
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND(R) PORTFOLIO          Seeks long-term capital appreciation. The investment adviser is Fidelity
(INITIAL CLASS)                               Management & Research Company, Boston, MA and the investment sub-advisers are
                                              FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management &
                                              Research (Far East) Inc. and Fidelity Investments Japan Limited.
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH OPPORTUNITIES             Seeks to provide capital growth. The investment adviser is Fidelity Management
PORTFOLIO (INITIAL CLASS)                     & Research Company, Boston, MA and the investment sub-advisers are FMR Co.,
                                              Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research
                                              (Far East) Inc. and Fidelity Investments Japan Limited.
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH PORTFOLIO                 Seeks to achieve capital appreciation. The investment adviser is Fidelity
(INITIAL CLASS)                               Management & Research Company, Boston, MA and the investment sub-adviser is FMR
                                              Co., Inc.
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP HIGH INCOME PORTFOLIO            Seeks high level of current income while also considering growth of capital.
(INITIAL CLASS)                               The investment adviser is Fidelity Management & Research Company, Boston, MA and
                                              the investment sub-advisers are FMR Co., Inc., Fidelity Management & Research
                                              (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity
                                              Investments Japan Limited.
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP INDEX 500 PORTFOLIO              Seeks investment results that correspond to the total return of common stocks
(INITIAL CLASS)                               publicly traded in the United States, as represented by the Standard & Poor's
                                              500 Index. The investment adviser is Fidelity Management & Research Company,
                                              Boston, MA and the investment sub-adviser is FMR Co., Inc.
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP INVESTMENT GRADE BOND            Seeks as high a level of current income as is consistent with the preservation
PORTFOLIO (INITIAL CLASS)                     of capital. The investment adviser is Fidelity Management & Research Company,
                                              Boston, MA and the investment sub-advisers are FMR Co., Inc. and Fidelity
                                              Investments Money Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP MONEY MARKET PORTFOLIO           Seeks as high a level of current income as is consistent with preservation of
(INITIAL CLASS)                               capital and liquidity. The investment adviser is Fidelity Management & Research
                                              Company, Boston, MA and the investment sub-advisers are FMR Co., Inc. and
                                              Fidelity Investments Money Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP OVERSEAS PORTFOLIO               Seeks long-term growth of capital. The investment adviser is Fidelity
(INITIAL CLASS)                               Management & Research Company, Boston, MA and the investment sub-advisers are
                                              FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management &
                                              Research (Far East) Inc., Fidelity International Investment Advisors, Fidelity
                                              International Investment Advisors (U.K.) Limited and Fidelity Investments Japan
                                              Limited.
------------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT CAPITAL GROWTH FUND         Seeks long-term growth of capital. The investment adviser Goldman Sachs Asset
                                              Management, L.P.
------------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT CORE(SM) U.S. EQUITY FUND   Seeks long-term growth of capital and growth of income. The investment adviser is Goldman Sachs Asset Management, L.P.
------------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT GROWTH AND INCOME FUND      Seeks long-term growth of capital and dividend income. The investment adviser is
                                              Goldman Sachs Asset Management, L.P.
------------------------------------------------------------------------------------------------------------------------------------
JANUS FLEXIBLE INCOME PORTFOLIO (SERVICE      Seeks to obtain maximum total return, consistent preservation of capital. The
SHARES)                                       investment adviser is Janus Capital Management LLC.
------------------------------------------------------------------------------------------------------------------------------------
JANUS INTERNATIONAL GROWTH PORTFOLIO          Seeks long-term growth of capital. The investment adviser is Janus Capital
(INSTITUTIONAL SHARES)                        Management LLC.
------------------------------------------------------------------------------------------------------------------------------------
MONTGOMERY VARIABLE SERIES: WORLDWIDE         Seeks long-term capital appreciation. The investment adviser is Montgomery
EMERGING MARKETS FUND                         Asset Management, LLC.
------------------------------------------------------------------------------------------------------------------------------------
SELIGMAN COMMUNICATIONS AND INFORMATION       Seeks to produce capital gain. The investment adviser is J. & W. Seligman & Co.
PORTFOLIO (CLASS 1)                           Incorporated.
------------------------------------------------------------------------------------------------------------------------------------
SELIGMAN FRONTIER PORTFOLIO (CLASS 1)         Seeks growth of capital; income may be considered, but will be incidental to the
                                              Portfolio's investment objective. The investment adviser is J. & W. Seligman &
                                              Co. Incorporated.
------------------------------------------------------------------------------------------------------------------------------------
SELIGMAN GLOBAL TECHNOLOGY PORTFOLIO          Seeks long-term capital appreciation. The investment adviser is J. & W.
(CLASS 2)                                     Seligman & Co. Incorporated.
------------------------------------------------------------------------------------------------------------------------------------
SELIGMAN SMALL CAP VALUE PORTFOLIO            Seeks long-term capital appreciation. The investment adviser is J. & W.
(CLASS 2)                                     Seligman & Co. Incorporated.
------------------------------------------------------------------------------------------------------------------------------------
VAN ECK WORLDWIDE ABSOLUTE RETURN FUND        Seeks to achieve consistent absolute (positive) returns in various market cycles. The investment adviser is Van Eck Associates Corporation.
------------------------------------------------------------------------------------------------------------------------------------
VAN ECK WORLDWIDE EMERGING MARKETS FUND       Seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The investment adviser is Van Eck Associates
                                              Corporation.
------------------------------------------------------------------------------------------------------------------------------------
VAN ECK WORLDWIDE HARD ASSETS FUND            Seeks long-term capital appreciation by investing primarily in "hard asset securities." Income is a secondary consideration. The investment adviser is Van Eck
                                              Associates Corporation.
------------------------------------------------------------------------------------------------------------------------------------
VAN ECK WORLDWIDE REAL ESTATE FUND            Seeks to maximize return by investing in equity securities of domestic and foreign companies that own significant real estate assets or that principally are engaged in the real estate industry. The investment adviser is Van Eck Associates Corporation.
------------------------------------------------------------------------------------------------------------------------------------

We (and our affiliates) may receive compensation from certain investment advisers, administrators, and/or distributors (and/or an affiliate thereof) of the Portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. Such compensation may range up to 0.35% and is based on the value of Portfolio shares held for the Policy. We may also receive a portion of the 12b-1 fees and service fees deducted from

Portfolio assets as reimbursement for administrative or other services we render to the Portfolios. Some advisers, administrators, distributors, or Portfolios may pay us more than others.

ADDITION, DELETION AND SUBSTITUTION OF PORTFOLIOS

We do not guarantee that each Portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new Portfolios or Portfolio classes, close existing Portfolios or classes, or substitute Portfolio shares that are held by any Subaccount for shares of a different portfolio. New and substituted funds or Portfolios may have different fees and expenses and their availability may be limited. No addition, deletion or substitution will be made without notice to you and without obtaining any necessary approvals of the SEC. Furthermore, we may close a Subaccount to allocations of new net payments at any time in our sole discretion.

VOTING PORTFOLIO SHARES

Even though we are the legal owner of the Portfolio shares held in the Subaccounts and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as our Policyowners instruct, so long as such action is required by law.

Before a vote of a Portfolio's shareholders occurs, we will provide each person with a voting interest in a Portfolio with proxy materials and voting instructions. We will ask each such Policyowner to instruct us on how to vote and to return the proxy to us in a timely manner. Each such Policyowner will have the right to instruct us on the number of Portfolio shares that corresponds to the amount of Policy Value that Policyowner has in the Portfolio (as of a date set by the Portfolio).

We will vote shares for which no timely instructions are received in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations, or interpretations change, we may elect to vote Portfolio shares in our own right. We may, when required by state insurance officials or when permitted under Federal regulation, disregard certain Policyowner voting instructions. If we ever disregard voting instructions, we will send you a summary of the reasons for that action in the next annual report to Policyowners.

CHARGES AND DEDUCTIONS

We deduct certain charges under the Policy. These charges compensate us for: (i) services and benefits we provide; (ii) costs and expenses we incur; and (iii) risks we assume. The fees and charges we deduct under the Policy may result in a profit to us.

SERVICES AND BENEFITS WE PROVIDE:   -      the death benefit

                                    -      a Policyowner's ability to make
                                           transfers, partial withdrawals, and
                                           surrenders under the Policy

                                    -      loan privileges under the Policy

                                    -      investment options, including payment
                                           allocations

                                    -      administration of elective options
                                           such as supplemental benefits and
                                           riders under the Policy

                                    -      the distribution of reports to owners

COSTS AND EXPENSES WE INCUR:        -      costs associated with processing and
                                           underwriting applications, and with
                                           issuing and administering the Policy
                                           (including any riders)

                                    -      overhead and other expenses for
                                           providing services and benefits

                                    -      sales and marketing expenses

                                    -      other costs of doing business, such
                                           as collecting payments, maintaining
                                           records, processing claims, effecting
                                           transactions, and paying Federal,
                                           state, and local payment and other
                                           taxes and fees

RISKS WE ASSUME:                    -      that the cost of insurance charges we
                                           may deduct are insufficient to meet
                                           our actual claims because insureds
                                           die sooner than we estimate

                                    -      that the costs of providing the
                                           services and benefits under the
                                           Policies exceed the charges we deduct

                                    -      investment risk associated with the
                                           Fixed Account

Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated under the Policy.

PAYMENT EXPENSE CHARGE

Before we allocate your payments, we deduct a payment expense charge of 6.00% from each payment. This charge compensates us for sales and marketing expenses and certain taxes we incur. We credit the net payment to your Policy Value according to your allocation instructions. The payment expense charge consists of:

A. FRONT-END SALES LOAD CHARGE. We deduct a 3.00% front-end sales load from each payment to partially compensate us for Policy sales expenses. We may pay some or all of this amount to Canada Life of America Financial Services, Inc., the principal underwriter for and general distributor of the Policy. The 3.00% front-end sales load charge will not change, even if sales expenses change.

B. PREMIUM TAX CHARGE. We deduct a premium tax charge of 2.00% of each payment to compensate us for state and local premium taxes. Premium taxes vary from state to state, and range from 0% to 4.00%. We deduct a premium tax charge regardless of the amount of any state or local premium tax or whether any state or local premium tax applies. The premium tax charge may be more than less than the actual premium tax charges assessed by your state.

C. DEFERRED ACQUISITION COST ("DAC TAX") CHARGE. This 1.00% deduction from each payment approximately reimburses us for expenses incurred from Federal taxes for deferred acquisition costs. We reserve the right to increase or decrease the premium tax charge or the DAC Tax charge to reflect changes in our expenses for premium taxes or DAC taxes.

MONTHLY DEDUCTION

Starting on the Policy Date and on each monthly processing date before the final payment date, we will assess a monthly deduction from the Policy Value to compensate us for administrative expenses and for the insurance coverage provided under the Policy. After the final payment date, only the mortality and expense risk charge will be deducted on each monthly processing date.

We deduct this charge from each Subaccount and the Fixed Account in accordance with the payment allocation instructions you provide at the time of application, or as later changed by written request. If you do not give us allocation instructions, we will make deductions on a pro-rata basis (i.e., in the same proportion that the value in each Subaccount and the Fixed Account bears to the unloaned Policy Value on the monthly processing date for all monthly deductions except the mortality and expense risk charge which is deducted pro-rata solely from the Subaccounts). If the Subaccount(s) and/or the Fixed Account you choose do not have sufficient Policy Value to cover the monthly deduction, we will deduct the full and remaining value in such Subaccount and/or the Fixed Account to pay the monthly deduction allocated to such account to the extent possible. We will deduct the unpaid balance of the monthly deduction on a pro-rata basis of the Subaccount(s) and/or the Fixed Account that have value remaining (except that we will not deduct that portion of the monthly deduction that is the mortality and expense risk charge from the Fixed Account).

We will deduct charges allocated to the Fixed Account on a last-in, first-out basis. Because portions of the monthly deduction (such as the cost of insurance) can vary from month to month, the monthly deduction also may vary from month to month.

THE MONTHLY DEDUCTION HAS    1.  the monthly cost of insurance charge;
5 COMPONENTS:
                             2.  the monthly mortality and expense risk charge;

                             3.  the monthly administration fee;

                             4.  the monthly expense charge; and

                             5.  charges for riders you choose.

1. THE MONTHLY COST OF INSURANCE CHARGE. We assess a monthly cost of insurance charge to compensate us for underwriting the death benefit. The cost of insurance rate (or rates) depends on a number of factors specific to each individual insured (including age, sex and underwriting class), as well as the Policy Value and the number of months since the Policy Date, that cause it to vary from policy to policy and from month to month. The monthly cost of insurance charge is guaranteed not to exceed the charge shown in your Policy Details page.

The COST OF INSURANCE CHARGE is equal to:

- the cost of insurance rate that applies to the insured's attained age on the specific monthly processing date; MULTIPLIED BY

-    the net amount at risk.

The NET AMOUNT AT RISK is equal to:

-    the base death benefit on the monthly processing date, MINUS

-    the Policy Value on the monthly processing date.

NET AMOUNT AT RISK. The net amount at risk is equal to the difference between the base death benefit and the Policy Value. The net amount at risk will increase and decrease, depending on the investment performance of the Portfolios in which you invest, your payments, the fees and charges deducted under the Policy, the death benefit option you chose, any Policy transactions (such as partial withdrawals, loans, and changes in face amount), as well as the application of any tax-based minimum death benefit factors. We calculate the net amount at risk separately for the initial face amount and for any increase in face amount.

COST OF INSURANCE RATES. Actual cost of insurance rates may vary each month, and we will determine the actual monthly cost of insurance rates based on our expectations as to future mortality experience. The actual cost of insurance rates will never be greater than the guaranteed cost of insurance rates stated in your Policy. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Sex/Smoker Distinct Mortality Tables. We currently use cost of insurance rates that are lower than the annual guaranteed cost of insurance rates.

BANDED COST OF INSURANCE RATES. The cost of insurance rates vary by the band of face amount in which your Policy is placed. Cost of insurance rates are banded into two segments. Cost of insurance rates for Policies with initial face amounts at $150,000 and above (Band 2) will be priced an average of 9% lower than Policies with initial face amounts below $150,000 (Band 1). Neither changes in face amount nor partial withdrawals will cause a change in bands. We reserve the right to change the bands.

Cost of insurance rates generally increase with the age of the insured.

The underwriting class of the insured also will affect the cost of insurance rate. Cost of insurance rates may be increased if the insured has been assigned extra ratings. Extra ratings are additional charges assessed on Policies insuring individuals considered to have higher mortality risks based on our underwriting standards and guidelines.

We calculate the cost of insurance charge separately for the initial face amount and for any increase in face amount. If we approve an increase in face amount, then a different underwriting class (and a different cost of insurance rate) may apply to the increase, based on the insured's circumstances at the time of the increase.

We deduct the cost of insurance charge on each monthly processing date starting with the Policy Date of your Policy. We will not deduct cost of insurance charges on or after the final payment date.

2. MONTHLY MORTALITY AND EXPENSE RISK CHARGE. On each monthly processing date during the first 120 months following the Policy Date, we assess a monthly charge equal to 1/12 of an annual rate of 0.35% of the daily net asset values of your Policy Value in the Subaccounts. Thereafter, we will assess a monthly charge equal to 1/12 of an annual rate of 0.10% of the daily net asset values of your Policy Value in the Subaccounts. We reserve the right to increase this charge, but guarantee that this charge will never exceed a monthly amount equal to 1/12 of an annual rate of 0.60% of the daily net asset values of your Policy Value in the Subaccounts during the first 120 months following the Policy Date and, thereafter, 1/12 of an annual rate of 0.30% of the daily net asset values of your Policy Value in the Subaccounts. We assess this charge on any Policy in force unless the Extended Coverage Option or Paid-Up Life Insurance Rider is effective.

We assess this charge to compensate us for the mortality and expense risks we assume. The mortality risk we assume is that insureds may live for a shorter period of time than anticipated. If this happens, we must pay more death benefits than anticipated. The expense risk we assume is that the expenses incurred in issuing and administering the Policies will exceed the administrative charge limits we set in the Policies. If the charge for the mortality and expense risks does not cover our actual mortality experience and expenses, we will absorb the losses. If the charge exceeds actual mortality and expense risk expenses, the difference will be a profit to us. If the charge provides us with a profit, that profit will be available for our use to pay sales, marketing and other expenses.

3. THE MONTHLY ADMINISTRATION FEE. We will deduct a $7.50 monthly administration fee each month through the final payment date.

4. THE MONTHLY EXPENSE CHARGE. We will deduct a monthly expense charge for the first 120 Policy Months after the Policy Date. The initial charge for each $1,000 of face amount is based on the issue age, sex and underwriting class of the insured on the Policy Date. This charge generally increases with the age of the insured.

We will also deduct a new monthly expense charge for the first 120 Policy Months following each increase in face amount. If you increase the face amount, we will set a new monthly expense charge rate attributable to the increase, based on the age, sex and underwriting class of the insured at the time of the increase.

If you elect the Accounting Benefit Feature I or II, we assess a different monthly expense charge schedule. The monthly expense charge for Policyowners who elect Accounting Benefit Option I or II will be lower in the early Policy Years than if you had a standard Policy. In the later Policy Years, however, the monthly expense charge will be higher if you elected the Accounting Benefit Feature than if you had a standard Policy. See Appendix C for a table of monthly expense charges we assess under a standard Policy. For tables showing the maximum monthly expense charges under the Accounting Benefit Feature, see Appendix C of this prospectus and call the Variable Life Service Center for a free copy of the Statement of Additional Information.

5. MONTHLY RIDER CHARGES. The monthly deduction includes charges for any supplemental insurance benefits you add to your Policy by Rider. The rider charges are summarized in the Fee Table in this prospectus. Any rider charges applicable to your Policy will be indicated on the Policy Details page of your rider. The following riders are available under the Policy:

     - ADJUSTABLE TERM INSURANCE RIDER: There is a charge for this rider that is assessed as part of the monthly deduction and is calculated based on the rider's face amount of term insurance. The charge for this rider is based on the insured's age, gender and underwriting class at the time you elected the rider. The rates you are charged for this rider will generally increase with the age of the insured. The cost of insurance rates for the rider could be different from the cost of insurance rates for the Policy.

     - DISABILITY WAIVER OF MONTHLY DEDUCTION RIDER: There is a charge for this rider that is assessed as part of the monthly deduction and is calculated based upon the net amount at risk per month and the age of the insured. The rider charges may increase each year with the age of the insured.

     - DISABILITY WAIVER OF MONTHLY PAYMENT RIDER: There is a charge for this rider that is assessed as part of the monthly deduction and is calculated based upon the net amount at risk per month and the age of the insured. The rider charges may increase each year with the age of the insured.

     - ACCELERATED DEATH BENEFIT RIDER: We do not assess an administrative charge for this rider; however, we do reduce the accelerated death benefit by a discount factor (currently 6%) to compensate us for lost income due to the early payment of the death benefit. We will set the discount factor at our discretion at the time the rider is exercised. You should ask the Variable Life Service Center to calculate the amount of the deduction before you exercise the rider because the deduction could be substantial.

     - GUARANTEED DEATH BENEFIT RIDER: We deduct from your Policy Value a one-time administrative charge of $25 when you elect the rider.

     - PAID-UP LIFE INSURANCE RIDER: When the rider is exercised, we deduct a charge equal to 3% of the Policy Value at the time of exercise (4% if you have selected Death Benefit Option 3).

     - OTHER INSURED TERM INSURANCE RIDER: There is a charge for this rider that is assessed as part of the monthly deduction and is calculated based on the rider's face amount of term insurance. The charge for this rider is based on the other insured's age, gender and underwriting class on the date the rider is exercised. The rates you are charged for this rider will generally increase with the age of the other insured. The cost of insurance rates for the rider could be different from the cost of insurance rates for the Policy.

SURRENDER CHARGE

We generally will assess a surrender charge if, before the beginning of the 10th Policy Year from the Policy Date (or the date of any increase in face amount) you:

-    surrender the Policy,

-    decrease the face amount of the Policy, or

- make a partial withdrawal for more than the preferred partial withdrawal amount, while Death Benefit Option 1 or 3 is in effect.

The surrender charge is equal to a specific dollar amount charge for each $1000 of face amount being surrendered or decreased. The specific dollar amount charged is based on the age, gender, and underwriting class of the insured on the Policy Date or date of increase in face amount.

If you elect the Accounting Benefit Feature I or II, we assess a different surrender charge schedule. The surrender charge for Policyowners who elect Accounting Benefit Option I or II will be lower than if you had elected a standard Policy.

A different surrender charge period and rate per $1000 of face amount will apply to each face amount increase, and will be based on the insured's age, gender and underwriting class at the time of the increase. See Appendix D for a table of the maximum surrender charges we assess, based on the insured's age, gender and underwriting class. For more tables on the maximum surrender charges we assess, call the Variable Life Service Center for a free copy of the Statement of Additional Information.

The amount of the surrender charge decreases annually, and grades to zero by the beginning of the 10th Policy Year after the Policy Date or increase in face amount.

The surrender charge will not apply to the amount of the partial withdrawal that constitutes the preferred partial withdrawal. The preferred partial withdrawal amount is the amount of withdrawals in the same Policy Year that does not exceed 10% of the Policy Value as of the beginning of the Policy Year.

                 SURRENDER CHARGES FOR POLICY YEARS 2 THROUGH 10
               FOLLOWING THE POLICY DATE AND FACE AMOUNT INCREASES

To determine the surrender charge for the Policy Years 2 through 10 following the Policy Date and any face amount increase, multiply the surrender charge derived from Appendix D by the factor listed below.

 POLICY YEAR AFTER                 POLICY YEAR AFTER                 POLICY YEAR AFTER
   POLICY DATE OR                    POLICY DATE OR                    POLICY DATE OR
FACE AMOUNT INCREASE     RATE     FACE AMOUNT INCREASE     RATE     FACE AMOUNT INCREASE     RATE
         2              88.89%             5              55.56%              8             22.22%
         3              77.78%             6              44.44%              9             11.11%
         4              66.67%             7              33.33%             10              0.00%

If more than one surrender charge is in effect because of one or more increases in face amount, we will apply surrender and partial withdrawal charges in the following order:

-    first, against the most recent increase;

-    next, against the next most recent increase(s), successively; and

-    finally, against the initial face amount.

We will deduct any applicable surrender charge on a decrease in the face amount or a partial withdrawal that results in a decrease in face amount (see "Surrenders and Partial Withdrawals"). Such a surrender charge is a fraction of the charge that would apply to a full surrender--the fraction being the ratio of the decrease in face amount caused by the transaction to the total face amount immediately prior to the increase.

THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD CALCULATE THESE CHARGES CAREFULLY BEFORE REQUESTING A SURRENDER OR DECREASE IN FACE AMOUNT. Under certain circumstances, the level of surrender charges may result in no cash surrender value available under your Policy.

PARTIAL WITHDRAWAL CHARGE

After the first Policy Year, you may withdraw a portion of your cash surrender value upon written request. For each partial withdrawal, we will deduct a transaction fee of 2.00% of the amount withdrawn, not to exceed $25. If the Policy has Death Benefit Option 1 or 3 in effect, we will also deduct a proportional amount of the full surrender charge based on the decrease in face amount resulting from the partial withdrawal.

We do not assess a proportional surrender charge against that portion of the partial withdrawal that is the preferred partial withdrawal.

TRANSFER CHARGE

We allow you to make 12 transfers among the Subaccounts or the Fixed Account each Policy Year at no charge.

- We currently deduct $10 from the account(s) where the transfer is made for the 13th and each additional transfer made during a Policy Year to compensate us for the costs of processing these transfers. We reserve the right to deduct up to $25 for each additional transfer after the 12th per Policy Year.

- For purposes of assessing the transfer charge, we consider each telephone, facsimile, or written request to be one transfer, regardless of the number of Subaccounts (or Fixed Account) affected by the transfer.

- We deduct the transfer charge pro-rata from the account(s) from which the transfer is being made unless you have specified the account(s) from which the charge should be deducted.

- Transfers resulting from dollar cost averaging, account rebalancing, loans, and a conversion during the first 24 months from the Date of Issue or an increase in face amount do not count as transfers for the purpose of assessing this charge.

PROCESSING CHARGE

A processing charge of up to $25 may be made for changing the payment allocation to compensate us for costs of processing your request.

LOAN CHARGE

Loan interest is charged in arrears on the outstanding loan balance. Loan interest that is unpaid when due will be added to the outstanding loan balance on each Policy Anniversary and will bear interest at the same rate of the loan. We currently charge an annual interest rate of 3.8% on standard loans, and 3.0% on preferred loans. We guarantee that the annual loan interest charges will never be more than 5.0% on standard loans and 3.5% on preferred loans.

After offsetting the 3.0% interest we guarantee we will credit to the portion of the fixed account securing the loan, the maximum guaranteed net cost of loans is 2.0% annually for standard loans and 0.5% annually for preferred loans. However, after offsetting the 3.0% interest we currently credit to the portion of the fixed account securing the loan, the current cost of the loans will be 0.8% for standard loans and 0% for preferred loans.

PORTFOLIO EXPENSES

The value of the net assets of each Subaccount reflects the management fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests; some Portfolios also deduct 12b-1 fees from Portfolio assets. You pay these fees and expenses indirectly. For further information, consult the Portfolios' prospectuses and the Fee Table in this prospectus.

FEDERAL TAX CONSIDERATIONS

The following summarizes some of the basic Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. PLEASE CONSULT COUNSEL OR OTHER QUALIFIED TAX ADVISERS FOR MORE COMPLETE INFORMATION. We base this discussion on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). Federal income tax laws and the current interpretations by the IRS may change.

TAX STATUS OF THE POLICY. In order to qualify as a life insurance contract for Federal income tax purposes and receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance, however, with respect to a Policy issued on a substandard basis (i.e., an underwriting class involving higher than standard mortality risk.) It is not clear whether such a Policy will in all cases satisfy the applicable requirements, particularly if you make the full amount of payments permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with these requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of the Variable Account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policy owners have been currently taxed on income and gains attributable to the Variable Account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility to allocate net payments and Policy Values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give you investment control over Variable Account assets, we reserve the right to modify the Policy as necessary to prevent you from being treated as the owner of the Variable Account assets supporting the Policy.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order to treat the Policy as a life insurance contract for Federal income tax purposes. We intend that the Variable Account, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. We believe that the death benefit under a Policy should be excludible from the beneficiary's gross income. Federal, state, and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. YOU SHOULD CONSULT A TAX ADVISER ON THESE CONSEQUENCES.

Generally, you will not be deemed to be in constructive receipt of the Policy Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a MEC.

MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts classified as "Modified Endowment Contracts" will have less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to payments and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general a Policy will be classified as a MEC if the amount of payments made into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven years (for example, as a result of a partial surrender), the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, the Policy may have to be retested as if it were a newly issued Policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary payment. Unnecessary payments are payments made into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit payments or to limit reductions in benefits. A current or prospective Policyowner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC. IF YOU DO NOT WANT YOUR POLICY TO BE CLASSIFIED AS A MEC, YOU SHOULD CONSULT A TAX ADVISER TO DETERMINE THE CIRCUMSTANCES, IF ANY, UNDER WHICH YOUR POLICY WOULD OR WOULD NOT BE CLASSIFIED AS A MEC.

DISTRIBUTIONS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:

- All distributions other than death benefits from a MEC, including distributions upon surrender and partial withdrawals, will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Policy value immediately before the distribution plus prior distributions over the owner's total investment in the Policy at that time. They will be treated as tax-free recovery of the owner's investment in the Policy only after all such excess has been distributed. "Total investment in the Policy" means the aggregate amount of any payments or other considerations paid for a Policy, plus any previously taxed distributions.

- Loans taken from such a Policy (or secured by such a Policy, e.g., by assignment) are treated as distributions and taxed accordingly.

- A 10% additional income tax penalty is imposed on the amount included - in income except where the distribution or loan is made when you have reached age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within 2 years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

DISTRIBUTIONS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a policy that is not a MEC are generally treated first as a recovery of your investment in the policy, and as taxable income after the recovery of all investment in the policy. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for Federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

Standard loans from or secured by a policy that is not a MEC are generally not treated as distributions. HOWEVER, THE TAX CONSEQUENCES OF PREFERRED LOANS FROM A POLICY THAT IS NOT A MEC ARE UNCERTAIN AND YOU SHOULD CONSULT A TAX ADVISER CONCERNING THOSE CONSEQUENCES.

Finally, neither distributions from nor loans from (or secured by) a policy that is not a MEC are subject to the 10% additional tax.

POLICY LOANS. If a loan is outstanding when the policy is cancelled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In general, loan interest will not be deductible. Before taking out a loan, you should consult a tax adviser as to the tax consequences. IF YOUR POLICY HAS A LARGE AMOUNT OF INDEBTEDNESS WHEN IT LAPSES OR IS SURRENDERED, YOU MIGHT OWE TAXES THAT ARE MUCH MORE THAN THE CASH SURRENDER VALUE.

This Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to lapse. The aim of this strategy is to continue borrowing from the policy until the Policy Value is just high enough to pay off the outstanding loan balance. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, this strategy will fail to achieve its goal if the Policy is a MEC or becomes a MEC after the periodic borrowing begins. Second, this strategy has not been ruled on by the IRS or the courts and it may be subject to challenge by the IRS, since it is possible that the loans will be treated as taxable distributions. Finally, there is a significant risk that poor investment performance, together with ongoing deductions for insurance charges, will lead to a substantial decline in the Policy Value that could result in the policy lapsing. In that event, assuming loans have not already been subject to tax as distributions, a significant tax liability could arise when the lapse occurs. Anyone considering using the Policy as a source of tax-free income by taking out policy loans should consult a competent tax adviser before purchasing the Policy about the tax risks inherent in such a strategy.

MULTIPLE POLICIES. All MECs that we issue (and that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

PAID-UP LIFE INSURANCE RIDER. Anyone contemplating the purchase of the Policy with the Paid-Up Life Insurance Rider should be aware that the tax consequences of the Paid-Up Life Insurance Rider have not been ruled on by the IRS or the courts and it is possible that any outstanding loan balance could be treated as a taxable distribution when the Paid-Up Life Insurance Rider takes effect. You should consult a tax adviser as to the tax risks associated with the Paid-Up Life Insurance Rider.

BUSINESS USES OF THE POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, and retiree medical benefit plans, and others. The tax consequences of these plans may vary depending on the particular facts and circumstances of each individual arrangement. The IRS has also recently issued new guidance on split dollar insurance plans. THEREFORE, IF YOU ARE CONTEMPLATING USING THE POLICY IN ANY ARRANGEMENT THE VALUE OF WHICH DEPENDS IN PART ON ITS TAX CONSEQUENCES, YOU SHOULD BE SURE TO CONSULT A TAX ADVISER AS TO TAX ATTRIBUTES OF THE ARRANGEMENT. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

CONTINUATION OF POLICY BEYOND AGE 100. The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.

ACCELERATED DEATH BENEFIT RIDER. The tax consequences associated with electing to receive benefits under the Accelerated Death Benefit Rider are unclear. A tax adviser should be consulted about the tax consequences of requesting payment under the rider.

OTHER POLICYOWNER TAX MATTERS. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under Federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of the Policy proceeds will be treated for purposes of Federal, state, and local estate, inheritance, generation-skipping, and other taxes.

POSSIBLE TAX LAW CHANGES. While the likelihood of legislative or other changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). YOU SHOULD CONSULT A TAX ADVISER WITH RESPECT TO LEGISLATIVE DEVELOPMENTS AND THEIR EFFECT ON THE POLICY.

TAX SHELTER REGULATIONS. Owners that are corporations should consult a tax adviser about the treatment of the Policy under the Treasury Regulations applicable to tax shelters.

ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

SPECIAL RULES FOR PENSION AND PROFIT-SHARING PLANS. If a Policy is purchased by a pension or profit-sharing plan, or similar deferred compensation arrangement, the Federal, state and estate tax consequences could differ. A competent tax adviser should be consulted in connection with such a purchase.

The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Policy Value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

SPECIAL RULES FOR 403(b) ARRANGEMENTS. If a Policy is purchased in connection with a Section 403(b) tax-sheltered annuity program, the "Special Rules for Pension and Profit-Sharing Plans" discussed above may be applicable. In addition, payments, distributions and other transactions with respect to the Policy must be administered, in coordination with the Section 403(b) annuity, to comply with the requirements of Section 403(b) of the Code. A COMPETENT TAX ADVISER SHOULD BE CONSULTED.

SPLIT DOLLAR ARRANGEMENTS. You may enter into a split dollar arrangement with another person(s) whereby the payments and the right to receive benefits under the Policy are split between the parties. There are different ways of allocating these rights. For example, an employer and employee might agree that under a Policy on the life of an employee, the employer will make the payments and will have the right to receive the cash surrender value. The employee may designate the beneficiary to receive any settlement in excess of the cash surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the settlement the amount that he or she would have been entitled to receive upon surrender of the Policy and the employee's beneficiary would receive the balance of the settlement.

NEW GUIDANCE ON SPLIT DOLLAR ARRANGEMENTS. On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. ANY AFFECTED BUSINESS CONTEMPLATING MAKING A PAYMENT ON AN EXISTING POLICY, OR THE PURCHASE OF A NEW POLICY, IN CONNECTION WITH A SPLIT-DOLLAR LIFE INSURANCE ARRANGEMENT SHOULD CONSULT LEGAL COUNSEL.

In addition, the IRS and Treasury Department have recently issued guidance that substantially affects the tax treatment of split-dollar arrangements. The parties who elect to enter into a split dollar arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement, and before entering into or paying additional payments with respect to such arrangements.

FOREIGN TAX CREDITS. To the extent that any underlying eligible Portfolio makes the appropriate election, certain foreign taxes paid by the Portfolio will be treated as being paid by us, and we may deduct or claim a tax credit for such taxes. The benefits of any such deduction or credit will not be passed through to Policyowners.

SUPPLEMENTAL BENEFITS AND RIDERS. Contact our Variable Life Service Center for further discussion of the tax consequences associated with particular supplemental benefits and riders available under the Policy.

SUPPLEMENTAL BENEFITS AND RIDERS

The following riders offering supplemental benefits are available under the Policy. Most of these riders are subject to age and underwriting requirements, and may be added or cancelled at any time. We generally deduct any monthly charges for these riders from Policy Value as part of the monthly deduction. The charges associated with certain of the riders may be reset annually. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details. The SAI contains a full description of each rider.

We currently offer the following riders and options under the Policy.

-    Accelerated Death Benefit Rider

-    Adjustable Term Insurance Rider

-    Disability Waiver of Monthly Deduction Rider

-    Disability Waiver of Monthly Payment Rider

-    Guaranteed Death Benefit Rider

-    Paid-Up Life Insurance Rider

-    Other Insured Term Insurance Rider

ILLUSTRATIONS

We have prepared the following illustrations to help show how the Policy Value, cash surrender value, and death benefit under a hypothetical Policy with different hypothetical rates of investment performance will vary over an extended period of time. Illustrated values are shown for each Policy Year until the insured reaches age 110. The numbers shown in the illustrated tables are based on the following:

- an assumed, uniform, gross, after-tax, annual rate of return for each Portfolio of 0%, 6%, and 12% for each Policy Year; and

- the deduction of all Portfolio, separate account, and Policy fees and charges that apply to a hypothetical Policyowner who purchased a Policy with a specific face amount and made an annual payment on the first day of each Policy Year.

VALUES UNDER THE ILLUSTRATIONS. Zero values in the illustrations indicate the Policy would lapse unless the requirements of either the Minimum Payment Period or the Guaranteed Death Benefit Rider have been fulfilled, or additional payments have been made. The death benefits illustrated in the illustrations may reflect the minimum required death benefit increase in certain Policy Years, reflecting current Code requirements.

HYPOTHETICAL POLICYOWNER. The illustrations are based on the assumption that the hypothetical Policy belongs to a representative Policyowner with the sex, age, and underwriting classification as shown in the fee table, that is, a male age 45 at issue in the preferred non-tobacco underwriting class. The payment amount used in the table represents the typical payment amount that we expect a Policyowner to make. We expect that the hypothetical Policyowner will buy a Policy with a face amount of $250,000 and make annual payments of $3,750 on the first day of each Policy Year.

PORTFOLIO CHARGES AND EXPENSES. The Policy Values, cash surrender values and death benefits shown in the tables reflect the deduction of Portfolio charges and expenses for each Subaccount. We have assumed that the values are allocated across all Subaccounts equally. Thus, the hypothetical Policy would be subject to Portfolio charges of 1.04% of the Portfolios' average daily net assets, which equals the arithmetic average of each Portfolio's gross total average annual expenses for the last fiscal year. Voluntary waivers and reimbursements of Portfolio expenses are not reflected in the illustrated tables. For more information on Portfolio expenses, see the Portfolio expense table in the Fee Table section.

VARIABLE ACCOUNT AND POLICY FEES AND EXPENSES. The Policy Values, cash surrender values and death benefits shown in the tables also reflect the deduction of Variable Account and Policy fees and expenses assessed under the Policy and the timing of those charges. The tables show the charges at both their current rate and at their guaranteed maximum rate for the hypothetical Policyowner. The illustrations take into account the payment expense charge, the cost of insurance charge, the monthly administrative fee, the monthly expense charge, and the mortality and expense risk charge. Additionally, the tables illustrating the cash surrender value take surrender charges into account. Since certain of these charges vary by factors such as issue age, sex and underwriting class and other characteristics of the insured, the charges for your Policy are likely to differ significantly from the charges reflected in these illustrations. The illustrations assume that the Policyowner has taken no loans, transfers, partial withdrawals, or changed the allocation of payments. The illustrations assume no charges for supplemental riders. The illustrations also do not take into account whether the Policyowner has selected the Accounting Benefit Feature.

NET ANNUAL HYPOTHETICAL RATES OF RETURN. Taking into consideration the assumed annual average Portfolio expenses of 1.04% and the annual Separate Account and Policy fees and expenses, the gross annual hypothetical rates of return of 0%, 6% and 12% correspond to approximate net annual hypothetical rates of return of -1.04%, 4.96% and 10.96%.

The tables illustrating Policy Values are based on the assumptions that the Policyowner makes the payments indicated, does not change the principal sum, and does not make any withdrawals or take any Policy loans. The values under an actual Policy may be significantly different from those shown even if the Portfolio returns average 0%, 6% or 12% but fluctuate over and under those averages throughout the years shown.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE PROVIDED ONLY TO ILLUSTRATE THE MECHANICS OF A HYPOTHETICAL POLICY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RATES OF RETURN. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return. The actual return on your Policy Value will depend on factors such as the amounts you allocate to particular Portfolios, the amounts deducted for the Policy's monthly charges, the Portfolios' expense ratios, and your loan and withdrawal history in addition to the actual investment experience of the Portfolios.

Depending on the timing and degree of fluctuation in actual investment returns, the actual Policy Values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless you make more than the stated payment.

PERSONALIZED ILLUSTRATIONS. Since the cost of insurance and other charges differ significantly based on issue age, sex, underwriting class and other factors, the values under your Policy are likely to differ significantly from the values in the hypothetical illustrations shown in the tables below. Upon request to your agent or the Variable Life Service Center, we will furnish comparable illustrations based upon the proposed insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those reflected in the following illustrations.

HYPOTHETICAL VALUES BASED ON CURRENT INSURANCE CHARGES

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
      MALE AT ISSUE AGE 45 IN THE PREFERRED NON-TOBACCO UNDERWRITING CLASS
                          $250,000 INITIAL FACE AMOUNT
                             DEATH BENEFIT OPTION 1

-------------------------------------------------------------------------------------------------------------------------------
                      0% HYPOTHETICAL GROSS RATE OF      6% HYPOTHETICAL GROSS RATE OF        12% HYPOTHETICAL GROSS RATE OF
                      INVESTMENT RETURN (NET -1.04%)     INVESTMENT RETURN (NET 4.96%)        INVESTMENT RETURN (NET 10.96%)
  END                 ------------------------------   ---------------------------------   ------------------------------------
  OF         ANNUAL     CASH                              CASH                               CASH
POLICY       PLANNED  SURRENDER   POLICY     DEATH     SURRENDER    POLICY       DEATH     SURRENDER      POLICY       DEATH
 YEAR   AGE  PAYMENT    VALUE     VALUE     BENEFIT      VALUE      VALUE       BENEFIT      VALUE        VALUE       BENEFIT
------  ---  -------  ---------   ------   ---------   ---------   ---------   ---------   ----------   ----------   ----------
  1      46   3,750          0     2,420    250,000            0       2,596     250,000            0        2,773      250,000
  2      47   3,750          0     4,758    250,000            0       5,263     250,000            0        5,790      250,000
  3      48   3,750      1,241     7,014    250,000        2,227       8,001     250,000        3,299        9,072      250,000
  4      49   3,750      4,254     9,203    250,000        5,878      10,827     250,000        7,716       12,665      250,000
  5      50   3,750      7,206    11,330    250,000        9,628      13,752     250,000       12,482       16,606      250,000
  6      51   3,750     10,101    13,400    250,000       13,486      16,785     250,000       17,640       20,939      250,000
  7      52   3,750     12,942    15,416    250,000       17,459      19,933     250,000       23,233       25,707      250,000
  8      53   3,750     15,727    17,376    250,000       21,549      23,199     250,000       29,306       30,955      250,000
  9      54   3,750     18,452    19,277    250,000       25,759      26,584     250,000       35,907       36,732      250,000
  10     55   3,750     21,109    21,109    250,000       30,086      30,086     250,000       43,086       43,086      250,000
  15     60   3,750     33,407    33,407    250,000       54,653      54,653     250,000       92,397       92,397      250,000
  20     65   3,750     42,463    42,463    250,000       83,550      83,550     250,000      174,044      174,044      250,000
  25     70   3,750     47,628    47,628    250,000      118,165     118,165     250,000      312,091      312,091      362,025
  30     75   3,750     47,000    47,000    250,000      160,488     160,488     250,000      541,752      541,752      579,675
  35     80   3,750     37,073    37,073    250,000      215,088     215,088     250,000      924,869      924,869      971,113
  40     85   3,750     10,640    10,640    250,000      289,094     289,094     303,548    1,556,898    1,556,898    1,634,743
  45     90   3,750          0         0          0      380,831     380,831     399,872    2,591,679    2,591,679    2,721,263
  50     95   3,750          0         0          0      496,612     496,612     501,578    4,308,770    4,308,770    4,351,787
  55    100   3,750          0         0          0      649,312     649,312     649,312    7,234,863    7,234,863    7,234,863
  60    105       0          0         0          0      827,128     827,128     827,128   12,169,215   12,169,215   12,169,215
  65    110       0          0         0          0    1,053,639   1,053,639   1,053,639   20,468,914   20,468,914   20,468,914
-------------------------------------------------------------------------------------------------------------------------------

HYPOTHETICAL VALUES BASED ON GUARANTEED MAXIMUM CHARGES

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
      MALE AT ISSUE AGE 45 IN THE PREFERRED NON-TOBACCO UNDERWRITING CLASS
                          $250,000 INITIAL FACE AMOUNT
                             DEATH BENEFIT OPTION 1

----------------------------------------------------------------------------------------------------------------
                         0% HYPOTHETICAL GROSS RATE    6% HYPOTHETICAL GROSS RATE    12% HYPOTHETICAL GROSS RATE
                            OF INVESTMENT RETURN          OF INVESTMENT RETURN           OF INVESTMENT RETURN
                                   (NET-1.04%)                (NET 4.96%)                    (NET 10.96%)
 END                     --------------------------    --------------------------    ---------------------------
 OF            ANNUAL        CASH                          CASH                        CASH
POLICY         PLANNED     SURRENDER      DEATH           SURRENDER      DEATH        SURRENDER         DEATH
 YEAR    AGE   PAYMENT       VALUE        BENEFIT           VALUE       BENEFIT         VALUE          BENEFIT
------   ---   -------     ---------      -------         ---------     -------       ----------      ----------
   1      46    3,750            0        250,000               0       250,000                0         250,000
   2      47    3,750            0        250,000               0       250,000                0         250,000
   3      48    3,750        1,241        250,000           2,227       250,000            3,299         250,000
   4      49    3,750        4,254        250,000           5,878       250,000            7,716         250,000
   5      50    3,750        7,206        250,000           9,628       250,000           12,482         250,000
   6      51    3,750        9,244        250,000          12,612       250,000           16,752         250,000
   7      52    3,750       11,167        250,000          15,600       250,000           21,298         250,000
   8      53    3,750       12,960        250,000          18,578       250,000           26,137         250,000
   9      54    3,750       14,612        250,000          21,534       250,000           31,293         250,000
  10      55    3,750       16,104        250,000          24,449       250,000           36,789         250,000
  15      60    3,750       21,087        250,000          39,206       250,000           73,175         250,000
  20      65    3,750       19,057        250,000          51,709       250,000          131,046         250,000
  25      70    3,750        4,266        250,000          56,846       250,000          230,357         267,214
  30      75    3,750            0              0          43,289       250,000          399,930         427,925
  35      80    3,750            0              0               0             0          680,283         714,297
  40      85    3,750            0              0               0             0        1,127,665       1,184,048
  45      90    3,750            0              0               0             0        1,819,598       1,910,578
  50      95    3,750            0              0               0             0        2,942,376       2,971,800
  55     100    3,750            0              0               0             0        4,948,136       4,948,136
  60     105        0            0              0               0             0        8,322,884       8,322,884
  65     110        0            0              0               0             0       13,999,292      13,999,292
---------------------------------------------------------------------------------------------------------------

SALE OF THE POLICIES

Canada Life of America Financial Services, Inc. ("CLAFS") acts as the principal underwriter for and general distributor of the Policies. CLAFS was organized under the laws of Georgia on January 18, 1988, and is a wholly-owned subsidiary of Canada Life Insurance Company of America and an affiliate of the Company. CLAFS, located at 6201 Powers Ferry Road, NW, Atlanta, Georgia, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). More information about CLAFS and its registered representatives is available at http://www.nasdr.com or by calling (800) 289-9999. You also can obtain an investor brochure from NASD Regulation that includes information describing its Public Disclosure Program.

The Policy will be sold by individuals who are licensed as our life insurance agents and appointed by us and who are also registered representatives of CLAFS, by registered representatives of a broker-dealer having a selling agreement with CLAFS, or by registered representatives of a broker-dealer having a selling agreement with these broker-dealers. Such registered representatives will be licensed insurance agents appointed with our Company and authorized by applicable law to sell variable life insurance policies. CLAFS will pay distribution compensation to selling broker-dealers in varying amounts that, under normal circumstances, is not expected to exceed 90% of the target premium under the Policies and 4.0% of payment in excess of the target premium in the first year. The commission is not expected to exceed 4.0% of target premium and excess payment in years two through ten, and 3.0% after year two. In certain circumstances, we will pay a selling broker-dealer an additional marketing allowance of 20% of the target premium under the Policies.

Under our distribution agreement with CLAFS, we may pay the following sales expenses: general agent and agency manager's compensation; agents' training allowances; deferred compensation and insurance benefits of agents, general agents, and agency managers; advertising expenses; and all other expenses of distributing the Policies. We also pay for CLAFS' operating and other expenses. We pay sales commissions to broker-dealers having a selling agreement with CLAFS, and/or to broker-dealers having a selling agreement with these broker-dealers, for the sale of the Policies by their registered persons. We pay commissions to such broker-dealers on behalf of their registered representatives; these broker-dealers may retain a portion of the commissions.

We may pay additional compensation to these broker-dealers pursuant to promotional contracts and/or reimburse them for portions of Policy sales expenses. Their registered representatives may receive a portion of the expense reimbursement allowance paid to these broker-dealers.

Because registered representatives who sell the Policies are also our life insurance agents, they may be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that we offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services. In some circumstances and to the extent permitted by applicable regulatory requirements, CLAFS may also reimburse certain sales and marketing expenses, pay promotional agent fees for providing marketing support for the distribution of the Policies, or pay other forms of special compensation to selling broker-dealers.

The Policies will be offered to the public on a continuous basis, and we do not anticipate discontinuing the offering of the Policies. However, we reserve the right to discontinue this offering at any time.

LEGAL PROCEEDINGS

Canada Life Insurance Company of America and its subsidiaries, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Variable Account, the principal underwriter, CLAFS, or the Company.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Variable Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the financial statements of the Variable Account, and you should consider our financial statements as bearing only upon our ability to meet our obligations under the Policies. For a free copy of these financial statements contained in the Statement of Additional Information, please call or write to us at our Variable Life Service Center.

GLOSSARY

APPLICATION

The application you must complete to purchase a Policy plus all forms required by us or applicable law.

ACCEPTANCE

The Date of Issue if the application is approved with no changes requiring your consent; otherwise, the date we receive your written consent to any changes and sufficient payment at our Variable Life Service Center.

AGE

How old the insured is on the birthday nearest to the most recent Policy Anniversary.

ASSIGNEE

The person to whom you have transferred your ownership of this Policy.

BASE DEATH BENEFIT

The amount payable under the base policy upon the death of the insured, before deductions for any outstanding loan balance and any unpaid monthly deductions or addition of rider benefits. The base death benefit depends on the death benefit option you select.

BASE POLICY

The Base Policy is the Policy without any attached supplemental benefit riders.

BENEFICIARY

The person you name to receive the death benefit when the insured dies. The owner may designate primary, contingent and irrevocable beneficiaries.

CASH SURRENDER VALUE

The amount payable on a full surrender of the Policy. It is the Policy Value less any outstanding loan balance and surrender charges.

CODE

The Internal Revenue Code of 1986, as amended.

COMPANY (WE, US, OUR)

Canada Life Insurance Company of America.

DATE OF ISSUE

The date we produce the Policy.

DEATH BENEFIT

The amount we pay to the beneficiary if the insured dies while this Policy is in force. "Death Benefit" has the same meaning as the term "Net Death Benefit" in your Policy.

DUE PROOF OF DEATH

Proof of death that is satisfactory to us. Such proof may consist of: (i) a certified copy of the death certificate; or (ii) a certified copy of the decree of a court of competent jurisdiction as to the finding of death.

EARNINGS

The amount by which the Policy Value exceeds the sum of the payments made, minus all withdrawals and withdrawal charges. Earnings are calculated at least once each month.

EVIDENCE OF INSURABILITY

Information, including medical information, that we use to determine the insured's underwriting class.

FACE AMOUNT

The amount of insurance coverage in effect under the Base Policy, including any additional increases or decreases. The initial face amount is shown on the Policy Details pages.

FINAL PAYMENT DATE

The Policy Anniversary nearest the insured's 100th birthday. After this date, which is shown on the Policy Details pages, no further payments may be made, not including full or partial loan repayments. There will be no further monthly deductions taken on or after the final payment date except for the monthly mortality and expense risk charges.

FIXED ACCOUNT

Part of our general account that provides a fixed interest rate. This account is not part of and does not depend on the investment performance of the Variable Account.

FUNDS

Investment companies that are registered with the SEC.

GENERAL ACCOUNT

All our assets other than those held in a variable account.

GRACE PERIOD

A 62-day period after which a Policy will lapse if you do not make a sufficient payment.

HOME OFFICE

Our office located at 6201 Powers Ferry Road, N.W., Atlanta, GA 30339.

INDEBTEDNESS

The total amount of all outstanding Policy loans, including both principal and interest due.

INITIAL FACE AMOUNT

The face amount on the Policy Date.

ISSUE AGE

The insured's age on the insured's birthday nearest the Policy Date.

LAPSE

What happens if your Policy terminates without value after a grace period. You may reinstate a lapsed Policy, subject to certain conditions.

LOAN VALUE

The maximum amount you may borrow under the Policy.

MINIMUM PAYMENT PERIOD

A guarantee that the Policy will not lapse during the first 48 Policy Months after the Policy Date if the requirements are met. The Minimum Payment Period requirement is met if, on each monthly processing date, the sum of all payments you have made, less any outstanding loan balance, partial withdrawals, and partial withdrawal charges (excluding the transaction fee) equals or exceeds the cumulative total of the minimum monthly payments in effect from the Policy Date to the monthly processing date.

MINIMUM INITIAL PAYMENT

An amount equal to the minimum annual payment (as set forth in your Policy) divided by the following factor (reflecting the frequency of your planned payments): annual 1.0; semi-annual 2.0; quarterly 4.0; monthly 12.0.

MONTHLY DEDUCTION

Consists of the charges taken on each monthly processing date up to the final payment date, including the cost of insurance charge, monthly expense charge, monthly administration fee, and any monthly rider charges. This charge also includes the monthly mortality and expense risk charge that will continue to be assessed after the final payment date.

MONTHLY PROCESSING DATE

The date on which the monthly deduction is taken each month. This date is shown on the Policy Details pages. This is the same day as the Policy Date in each successive month. If there is no day in a calendar month that coincides with the Policy Date, or if that day falls on a day that is not a valuation day, then the monthly processing day is the next valuation day. On each monthly processing day, we determine Policy charges and deduct them from the Policy Value.

NET AMOUNT AT RISK

The net amount at risk on the monthly processing date is the base death benefit minus the Policy Value prior to the monthly deduction. On any other day the net amount at risk is the base death benefit minus the Policy Value. The net amount at risk can be determined on the monthly processing date or any other day.

NET PAYMENT

Your payment minus the payment expense charge shown on the Policy Details pages.

OUTSTANDING LOAN BALANCE

All Policy loans taken plus interest due or accrued, minus any loan repayments made and interest earned.

PERIODIC PLANNED PAYMENT

The payment selected by the Policyowner at issue as the intended periodic payment to be made to this Policy.

POLICY ANNIVERSARY

The same date in each Policy Year as the Policy Date.

POLICY CHANGE

Any change in the face amount or the Target Death Benefit Schedule, or the addition or deletion of a rider, underwriting classification, or change from Death Benefit Option 1 to Death Benefit Option 2, and vice versa.

POLICY DATE

We measure the monthly processing date, Policy Months, Policy Years and Policy Anniversaries from this date. Insurance coverage begins on this date.

POLICY DETAILS

Information specific to your Policy, located on the pages following the table of contents in your Policy.

POLICYOWNER (YOU OR YOUR)

The person who may exercise all rights under the Policy, with the consent of any irrevocable beneficiary.

POLICY VALUE

The sum of the Variable Account Value and the Fixed Account Value.

POLICY YEAR

A year that starts on the Policy Date or on a Policy Anniversary.

PORTFOLIOS

The investment portfolios of the Funds in which the Subaccounts invest.

PREFERRED PARTIAL WITHDRAWAL

A partial withdrawal when the withdrawal amount and the sum of the prior withdrawal amounts in the same Policy Year do not exceed 10% of the Policy Value as of the beginning of the Policy Year.

PRO-RATA ALLOCATION

An allocation among the Fixed Account and the Subaccounts in the same proportion that, on the date of allocation, the unloaned Policy Value in the Fixed Account and in each Subaccount bear to the total unloaned Policy Value.

RIDER

A supplementary insurance contract that provides an optional benefit, which may be added to your Policy for an additional charge.

RIGHT TO EXAMINE PERIOD

The period described on the cover page of your Policy during which the Policyowner may cancel the Policy for a refund by returning it to the Company.

SUBACCOUNT

A subdivision of the Variable Account investing exclusively in the shares of a single Portfolio.

TARGET DEATH BENEFIT

If this Policy is issued with an Adjustable Term Insurance Benefit Rider, a Target Death Benefit Schedule is attached to your Policy. If you elect the Adjustable Term Insurance Rider, your base death benefit will be supplemented by an amount of term insurance provided by the rider to equal the Target Death Benefit. The insurance provided by the adjustable term insurance rider is recalculated daily to equal the difference between the amount shown on the Target Death Benefit Schedule and the base death benefit.

UNDERWRITING CLASS

The insurance risk classification that we assign to the insured based on the information in the application and any other evidence of insurability that we consider. The insured's underwriting class affects the monthly deduction and the payment required to keep the Policy in force. It is shown on the Policy Details pages.

UNIT

A measurement used in the determination of the Policy's Variable Account value.

VALUATION DAY

A valuation day is each day that each Subaccount is valued. A valuation day is each day that the New York Stock Exchange ("NYSE") is open for regular trading. A valuation day ends when regular trading on the NYSE closes (usually 4:00 p.m. Eastern Time).

VALUATION PERIOD

The period beginning at the close of business on one valuation day and continuing to the close of business on the next valuation day. The close of business is the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time).

VARIABLE ACCOUNT

Canada Life of America Variable Life Account 1.

VARIABLE LIFE SERVICE CENTER

Our Variable Life Service Center as shown on the cover page of the Policy is located at P.O. Box 105662, Atlanta, Georgia, 30348-5662 telephone: (800) 905-1959. You may reach us between the hours of 8 a.m. and 7 p.m. Eastern Time, Monday through Friday.

WRITTEN NOTICE OR WRITTEN REQUEST

The written notice or request you must complete, sign, and send to us at our Variable Life Service Center to request or exercise your rights as Policyowner. To be complete, each written notice or written request must: (i) be in a form we accept; (ii) contain the information and documentation that we determine in our sole discretion is necessary for us to take the action you request or for you to exercise the right under the Policy you specify; and (iii) be received at our Variable Life Service Center.

                                                                      APPENDIX A

              DEATH BENEFIT OPTIONS 1 AND 2--GUIDELINE PREMIUM TEST

                          MINIMUM DEATH BENEFIT FACTORS

--------------------------------------------------------------------------------------------------------------------
 AGE              PERCENTAGE                                                         AGE                PERCENTAGE
--------------------------------------------------------------------------------------------------------------------
0-40                 250%                                                             60                   130%
--------------------------------------------------------------------------------------------------------------------
 41                  243%                                                             61                   128%
--------------------------------------------------------------------------------------------------------------------
 42                  236%                                                             62                   126%
--------------------------------------------------------------------------------------------------------------------
 43                  229%                                                             63                   124%
--------------------------------------------------------------------------------------------------------------------
 44                  222%                                                             64                   122%
--------------------------------------------------------------------------------------------------------------------
 45                  215%                                                             65                   120%
--------------------------------------------------------------------------------------------------------------------
 46                  209%                                                             66                   119%
--------------------------------------------------------------------------------------------------------------------
 47                  203%                                                             67                   118%
--------------------------------------------------------------------------------------------------------------------
 48                  197%                                                             68                   117%
--------------------------------------------------------------------------------------------------------------------
 49                  191%                                                             69                   116%
--------------------------------------------------------------------------------------------------------------------
 50                  185%                                                             70                   115%
--------------------------------------------------------------------------------------------------------------------
 51                  178%                                                             71                   113%
--------------------------------------------------------------------------------------------------------------------
 52                  171%                                                             72                   111%
--------------------------------------------------------------------------------------------------------------------
 53                  164%                                                             73                   109%
--------------------------------------------------------------------------------------------------------------------
 54                  157%                                                             74                   107%
--------------------------------------------------------------------------------------------------------------------
 55                  150%                                                           75-90                  105%
--------------------------------------------------------------------------------------------------------------------
 56                  146%                                                             91                   104%
--------------------------------------------------------------------------------------------------------------------
 57                  142%                                                             92                   103%
--------------------------------------------------------------------------------------------------------------------
 58                  138%                                                             93                   102%
--------------------------------------------------------------------------------------------------------------------
 59                  134%                                                             94                   101%
--------------------------------------------------------------------------------------------------------------------
                                                                                    95-100                 100%
--------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX B

              DEATH BENEFIT OPTION 3--CASH VALUE ACCUMULATION TEST

                          MINIMUM DEATH BENEFIT FACTORS
                  FOR A REPRESENTATIVE POLICYOWNER AND INSURED

-----------------------------------------------------------------------------------------------------------------
AGE                 PERCENTAGE                                                    AGE                PERCENTAGE
-----------------------------------------------------------------------------------------------------------------
 45                    319%                                                        73                   144%
-----------------------------------------------------------------------------------------------------------------
 46                    307%                                                        74                   141%
-----------------------------------------------------------------------------------------------------------------
 47                    295%                                                        75                   138%
-----------------------------------------------------------------------------------------------------------------
 48                    285%                                                        76                   136%
-----------------------------------------------------------------------------------------------------------------
 49                    274%                                                        77                   134%
-----------------------------------------------------------------------------------------------------------------
 50                    264%                                                        78                   132%
-----------------------------------------------------------------------------------------------------------------
 51                    256%                                                        79                   130%
-----------------------------------------------------------------------------------------------------------------
 52                    248%                                                        80                   128%
-----------------------------------------------------------------------------------------------------------------
 53                    241%                                                        81                   126%
-----------------------------------------------------------------------------------------------------------------
 54                    233%                                                        82                   124%
-----------------------------------------------------------------------------------------------------------------
 55                    226%                                                        83                   123%
-----------------------------------------------------------------------------------------------------------------
 56                    220%                                                        84                   121%
-----------------------------------------------------------------------------------------------------------------
 57                    213%                                                        85                   120%
-----------------------------------------------------------------------------------------------------------------
 58                    207%                                                        86                   119%
-----------------------------------------------------------------------------------------------------------------
 59                    202%                                                        87                   117%
-----------------------------------------------------------------------------------------------------------------
 60                    196%                                                        88                   116%
-----------------------------------------------------------------------------------------------------------------
 61                    191%                                                        89                   115%
-----------------------------------------------------------------------------------------------------------------
 62                    186%                                                        90                   114%
-----------------------------------------------------------------------------------------------------------------
 63                    181%                                                        91                   113%
-----------------------------------------------------------------------------------------------------------------
 64                    176%                                                        92                   112%
-----------------------------------------------------------------------------------------------------------------
 65                    172%                                                        93                   111%
-----------------------------------------------------------------------------------------------------------------
 66                    168%                                                        94                   110%
-----------------------------------------------------------------------------------------------------------------
 67                    164%                                                        95                   109%
-----------------------------------------------------------------------------------------------------------------
 68                    160%                                                        96                   108%
-----------------------------------------------------------------------------------------------------------------
 69                    156%                                                        97                   106%
-----------------------------------------------------------------------------------------------------------------
 70                    153%                                                        98                   105%
-----------------------------------------------------------------------------------------------------------------
 71                    150%                                                        99                   104%
-----------------------------------------------------------------------------------------------------------------
 72                    147%
-----------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX C

                         MAXIMUM MONTHLY EXPENSE CHARGES

We compute a Monthly Expense Charge on the Policy Date and on each increase in face amount. The Monthly Expense Charge for a standard Policy is a level 10-year charge that is set based on the age, gender and underwriting class on the Policy Date (or on the date of any face amount increase). Table 1 below shows the Monthly Expense Charge rates for a standard Policy per $1000 of face amount.

If you elect either Accounting Benefit Feature I or II, your Monthly Expense Charge rates will be different than the rates for a standard Policy and will increase each Policy year. Table 2 below shows the Monthly Expense Charge rates for a male insured in the non-tobacco underwriting class who chose Accounting Benefit Feature I. Table 3 below shows the Monthly Expense Charge rates for a male insured in the tobacco underwriting class who chose Accounting Benefit Feature I.

Tables showing all other Monthly Expense Charge rates assessed under the Policy are contained in the Statement of Additional Information. For a free copy of the Statement of Additional Information, please call or write to us at the Variable Life Service Center.

                    TABLE 1: MAXIMUM MONTHLY EXPENSE CHARGES
                 PER $1,000 OF FACE AMOUNT FOR A STANDARD POLICY

---------------------------------------------------------------------------------------------------------------------------
                     MALE                                 FEMALE                               UNISEX
                   STANDARD,                             STANDARD,                            STANDARD,
                PREFERRED-PLUS                        PREFERRED-PLUS                       PREFERRED-PLUS
                 AND PREFERRED                         AND PREFERRED                        AND PREFERRED
ISSUE AGE         NON-TOBACCO       MALE TOBACCO        NON-TOBACCO      FEMALE TOBACCO      NON-TOBACCO     UNISEX TOBACCO
---------------------------------------------------------------------------------------------------------------------------
    0                0.06               0.09               0.06               0.06              0.06              0.09
---------------------------------------------------------------------------------------------------------------------------
    1                0.07               0.10               0.06               0.07              0.07              0.09
---------------------------------------------------------------------------------------------------------------------------
    2                0.07               0.10               0.06               0.07              0.07              0.09
---------------------------------------------------------------------------------------------------------------------------
    3                0.07               0.10               0.07               0.07              0.07              0.09
---------------------------------------------------------------------------------------------------------------------------
    4                0.07               0.10               0.07               0.07              0.07              0.10
---------------------------------------------------------------------------------------------------------------------------
    5                0.07               0.10               0.07               0.07              0.07              0.10
---------------------------------------------------------------------------------------------------------------------------
    6                0.08               0.11               0.07               0.08              0.07              0.10
---------------------------------------------------------------------------------------------------------------------------
    7                0.08               0.11               0.07               0.08              0.08              0.10
---------------------------------------------------------------------------------------------------------------------------
    8                0.08               0.11               0.07               0.08              0.08              0.10
---------------------------------------------------------------------------------------------------------------------------
    9                0.08               0.11               0.08               0.08              0.08              0.11
---------------------------------------------------------------------------------------------------------------------------
   10                0.08               0.12               0.08               0.08              0.08              0.11
---------------------------------------------------------------------------------------------------------------------------
   11                0.09               0.12               0.08               0.09              0.08              0.11
---------------------------------------------------------------------------------------------------------------------------
   12                0.09               0.12               0.08               0.09              0.09              0.11
---------------------------------------------------------------------------------------------------------------------------
   13                0.09               0.12               0.08               0.09              0.09              0.12
---------------------------------------------------------------------------------------------------------------------------
   14                0.09               0.13               0.08               0.09              0.09              0.12
---------------------------------------------------------------------------------------------------------------------------
   15                0.10               0.13               0.09               0.10              0.09              0.12
---------------------------------------------------------------------------------------------------------------------------
   16                0.10               0.13               0.09               0.10              0.10              0.13
---------------------------------------------------------------------------------------------------------------------------
   17                0.10               0.13               0.09               0.10              0.10              0.13
---------------------------------------------------------------------------------------------------------------------------
   18                0.10               0.14               0.09               0.10              0.10              0.13
---------------------------------------------------------------------------------------------------------------------------
   19                0.11               0.14               0.09               0.11              0.10              0.13
---------------------------------------------------------------------------------------------------------------------------
   20                0.11               0.14               0.10               0.11              0.11              0.14
---------------------------------------------------------------------------------------------------------------------------
   21                0.11               0.15               0.10               0.11              0.11              0.14
---------------------------------------------------------------------------------------------------------------------------
   22                0.12               0.15               0.10               0.12              0.11              0.14
---------------------------------------------------------------------------------------------------------------------------
   23                0.12               0.15               0.10               0.12              0.12              0.15
---------------------------------------------------------------------------------------------------------------------------
   24                0.12               0.16               0.11               0.12              0.12              0.15
---------------------------------------------------------------------------------------------------------------------------
   25                0.13               0.16               0.11               0.13              0.12              0.15
---------------------------------------------------------------------------------------------------------------------------
   26                0.13               0.16               0.11               0.13              0.13              0.16
---------------------------------------------------------------------------------------------------------------------------
   27                0.13               0.17               0.11               0.13              0.13              0.16
---------------------------------------------------------------------------------------------------------------------------
   28                0.14               0.17               0.12               0.14              0.13              0.16
---------------------------------------------------------------------------------------------------------------------------
   29                0.14               0.17               0.12               0.14              0.14              0.17
---------------------------------------------------------------------------------------------------------------------------
   30                0.14               0.18               0.12               0.14              0.14              0.17
---------------------------------------------------------------------------------------------------------------------------
   31                0.15               0.18               0.12               0.15              0.14              0.17
---------------------------------------------------------------------------------------------------------------------------

                    TABLE 1: MAXIMUM MONTHLY EXPENSE CHARGES
                 PER $1,000 OF FACE AMOUNT FOR A STANDARD POLICY

---------------------------------------------------------------------------------------------------------------------------
                     MALE                                 FEMALE                               UNISEX
                   STANDARD,                             STANDARD,                            STANDARD,
                PREFERRED-PLUS                        PREFERRED-PLUS                       PREFERRED-PLUS
                 AND PREFERRED                         AND PREFERRED                        AND PREFERRED
ISSUE AGE         NON-TOBACCO       MALE TOBACCO        NON-TOBACCO      FEMALE TOBACCO      NON-TOBACCO     UNISEX TOBACCO
---------------------------------------------------------------------------------------------------------------------------
   32                0.15               0.18               0.13               0.15              0.14              0.18
---------------------------------------------------------------------------------------------------------------------------
   33                0.15               0.19               0.13               0.15              0.15              0.18
---------------------------------------------------------------------------------------------------------------------------
   34                0.16               0.19               0.13               0.16              0.15              0.18
---------------------------------------------------------------------------------------------------------------------------
   35                0.16               0.19               0.13               0.16              0.15              0.19
---------------------------------------------------------------------------------------------------------------------------
   36                0.17               0.21               0.15               0.17              0.17              0.20
---------------------------------------------------------------------------------------------------------------------------
   37                0.18               0.23               0.16               0.18              0.18              0.22
---------------------------------------------------------------------------------------------------------------------------
   38                0.20               0.24               0.17               0.20              0.19              0.23
---------------------------------------------------------------------------------------------------------------------------
   39                0.21               0.26               0.18               0.21              0.20              0.25
---------------------------------------------------------------------------------------------------------------------------
   40                0.22               0.27               0.19               0.22              0.22              0.26
---------------------------------------------------------------------------------------------------------------------------
   41                0.24               0.29               0.20               0.24              0.23              0.28
---------------------------------------------------------------------------------------------------------------------------
   42                0.25               0.30               0.21               0.25              0.24              0.29
---------------------------------------------------------------------------------------------------------------------------
   43                0.26               0.32               0.22               0.26              0.25              0.31
---------------------------------------------------------------------------------------------------------------------------
   44                0.27               0.34               0.23               0.27              0.26              0.32
---------------------------------------------------------------------------------------------------------------------------
   45                0.29               0.35               0.24               0.29              0.28              0.34
---------------------------------------------------------------------------------------------------------------------------
   46                0.30               0.37               0.26               0.30              0.29              0.36
---------------------------------------------------------------------------------------------------------------------------
   47                0.32               0.39               0.27               0.31              0.31              0.37
---------------------------------------------------------------------------------------------------------------------------
   48                0.33               0.40               0.28               0.33              0.32              0.39
---------------------------------------------------------------------------------------------------------------------------
   49                0.35               0.42               0.29               0.34              0.33              0.40
---------------------------------------------------------------------------------------------------------------------------
   50                0.36               0.44               0.30               0.35              0.35              0.42
---------------------------------------------------------------------------------------------------------------------------
   51                0.37               0.45               0.31               0.36              0.36              0.43
---------------------------------------------------------------------------------------------------------------------------
   52                0.38               0.47               0.32               0.38              0.37              0.45
---------------------------------------------------------------------------------------------------------------------------
   53                0.40               0.48               0.33               0.39              0.38              0.46
---------------------------------------------------------------------------------------------------------------------------
   54                0.41               0.50               0.34               0.40              0.40              0.48
---------------------------------------------------------------------------------------------------------------------------
   55                0.42               0.51               0.35               0.41              0.41              0.49
---------------------------------------------------------------------------------------------------------------------------
   56                0.45               0.54               0.37               0.44              0.43              0.52
---------------------------------------------------------------------------------------------------------------------------
   57                0.47               0.58               0.40               0.46              0.46              0.55
---------------------------------------------------------------------------------------------------------------------------
   58                0.50               0.61               0.42               0.49              0.48              0.58
---------------------------------------------------------------------------------------------------------------------------
   59                0.53               0.64               0.44               0.51              0.51              0.61
---------------------------------------------------------------------------------------------------------------------------
   60                0.55               0.67               0.46               0.54              0.54              0.65
---------------------------------------------------------------------------------------------------------------------------
   61                0.59               0.69               0.49               0.57              0.57              0.66
---------------------------------------------------------------------------------------------------------------------------
   62                0.62               0.70               0.51               0.59              0.60              0.68
---------------------------------------------------------------------------------------------------------------------------
   63                0.66               0.71               0.54               0.62              0.63              0.69
---------------------------------------------------------------------------------------------------------------------------
   64                0.69               0.73               0.56               0.65              0.66              0.71
---------------------------------------------------------------------------------------------------------------------------
   65                0.72               0.74               0.59               0.68              0.70              0.73
---------------------------------------------------------------------------------------------------------------------------
   66                0.72               0.74               0.58               0.68              0.69              0.72
---------------------------------------------------------------------------------------------------------------------------
   67                0.72               0.73               0.58               0.67              0.69              0.72
---------------------------------------------------------------------------------------------------------------------------
   68                0.72               0.73               0.58               0.67              0.69              0.72
---------------------------------------------------------------------------------------------------------------------------
   69                0.72               0.73               0.57               0.66              0.69              0.71
---------------------------------------------------------------------------------------------------------------------------
   70                0.71               0.72               0.57               0.66              0.69              0.71
---------------------------------------------------------------------------------------------------------------------------
   71                0.71               0.72               0.57               0.66              0.69              0.71
---------------------------------------------------------------------------------------------------------------------------
   72                0.71               0.72               0.57               0.66              0.69              0.71
---------------------------------------------------------------------------------------------------------------------------
   73                0.71               0.72               0.57               0.66              0.69              0.71
---------------------------------------------------------------------------------------------------------------------------
   74                0.71               0.72               0.57               0.66              0.69              0.71
---------------------------------------------------------------------------------------------------------------------------
   75                0.71               0.72               0.57               0.66              0.69              0.71
---------------------------------------------------------------------------------------------------------------------------
   76                0.71               0.72               0.57               0.66              0.69              0.71
---------------------------------------------------------------------------------------------------------------------------
   77                0.71               0.72               0.57               0.66              0.69              0.71
---------------------------------------------------------------------------------------------------------------------------
   78                0.71               0.72               0.57               0.66              0.69              0.71
---------------------------------------------------------------------------------------------------------------------------
   79                0.71               0.72               0.57               0.66              0.69              0.71
---------------------------------------------------------------------------------------------------------------------------

                    TABLE 1: MAXIMUM MONTHLY EXPENSE CHARGES
                 PER $1,000 OF FACE AMOUNT FOR A STANDARD POLICY

---------------------------------------------------------------------------------------------------------------------------
                     MALE                                 FEMALE                               UNISEX
                   STANDARD,                             STANDARD,                            STANDARD,
                PREFERRED-PLUS                        PREFERRED-PLUS                       PREFERRED-PLUS
                 AND PREFERRED                         AND PREFERRED                        AND PREFERRED
ISSUE AGE         NON-TOBACCO       MALE TOBACCO        NON-TOBACCO      FEMALE TOBACCO      NON-TOBACCO     UNISEX TOBACCO
---------------------------------------------------------------------------------------------------------------------------
   80                0.71               0.72               0.57               0.66              0.69              0.71
---------------------------------------------------------------------------------------------------------------------------
   81                0.71               0.72               0.57               0.66              0.69              0.71
---------------------------------------------------------------------------------------------------------------------------
   82                0.71               0.72               0.57               0.66              0.69              0.71
---------------------------------------------------------------------------------------------------------------------------
   83                0.71               0.72               0.57               0.66              0.69              0.71
---------------------------------------------------------------------------------------------------------------------------
   84                0.71               0.72               0.57               0.66              0.69              0.71
---------------------------------------------------------------------------------------------------------------------------
   85                0.71               0.72               0.57               0.66              0.69              0.71
---------------------------------------------------------------------------------------------------------------------------

           TABLE 2: MAXIMUM MONTHLY EXPENSE CHARGES PER $1000 OF FACE
                  AMOUNT FOR A MALE INSURED IN THE NON-TOBACCO
          UNDERWRITING CLASS WHO SELECTED ACCOUNTING BENEFIT FEATURE I

-------------------------------------------------------------------------------------------------------------------
                                                   POLICY YEAR
ISSUE        ------------------------------------------------------------------------------------------------------
 AGE           1          2          3          4          5          6          7          8         9         10
-------------------------------------------------------------------------------------------------------------------
   0         0.03       0.04       0.05       0.06       0.07       0.08       0.08       0.09       0.10      0.11
-------------------------------------------------------------------------------------------------------------------
   1         0.03       0.04       0.05       0.06       0.07       0.08       0.08       0.09       0.10      0.11
-------------------------------------------------------------------------------------------------------------------
   2         0.03       0.04       0.05       0.06       0.07       0.08       0.08       0.09       0.10      0.11
-------------------------------------------------------------------------------------------------------------------
   3         0.03       0.04       0.05       0.06       0.07       0.08       0.08       0.09       0.10      0.11
-------------------------------------------------------------------------------------------------------------------
   4         0.03       0.04       0.05       0.06       0.07       0.08       0.08       0.09       0.10      0.11
-------------------------------------------------------------------------------------------------------------------
   5         0.03       0.04       0.05       0.06       0.07       0.08       0.08       0.09       0.10      0.11
-------------------------------------------------------------------------------------------------------------------
   6         0.04       0.05       0.06       0.08       0.09       0.10       0.11       0.12       0.14      0.15
-------------------------------------------------------------------------------------------------------------------
   7         0.04       0.05       0.06       0.08       0.09       0.10       0.11       0.12       0.14      0.15
-------------------------------------------------------------------------------------------------------------------
   8         0.04       0.05       0.06       0.08       0.09       0.10       0.11       0.12       0.14      0.15
-------------------------------------------------------------------------------------------------------------------
   9         0.04       0.05       0.06       0.08       0.09       0.10       0.11       0.12       0.14      0.15
-------------------------------------------------------------------------------------------------------------------
  10         0.04       0.05       0.06       0.08       0.09       0.10       0.11       0.12       0.14      0.15
-------------------------------------------------------------------------------------------------------------------
  11         0.04       0.05       0.06       0.08       0.09       0.10       0.11       0.12       0.14      0.15
-------------------------------------------------------------------------------------------------------------------
  12         0.04       0.05       0.06       0.08       0.09       0.10       0.11       0.12       0.14      0.15
-------------------------------------------------------------------------------------------------------------------
  13         0.04       0.05       0.06       0.08       0.09       0.10       0.11       0.12       0.14      0.15
-------------------------------------------------------------------------------------------------------------------
  14         0.04       0.05       0.06       0.08       0.09       0.10       0.11       0.12       0.14      0.15
-------------------------------------------------------------------------------------------------------------------
  15         0.05       0.07       0.08       0.10       0.11       0.13       0.14       0.16       0.17      0.19
-------------------------------------------------------------------------------------------------------------------
  16         0.05       0.07       0.08       0.10       0.11       0.13       0.14       0.16       0.17      0.19
-------------------------------------------------------------------------------------------------------------------
  17         0.05       0.07       0.08       0.10       0.11       0.13       0.14       0.16       0.17      0.19
-------------------------------------------------------------------------------------------------------------------
  18         0.05       0.07       0.08       0.10       0.11       0.13       0.14       0.16       0.17      0.19
-------------------------------------------------------------------------------------------------------------------
  19         0.05       0.07       0.08       0.10       0.11       0.13       0.14       0.16       0.17      0.19
-------------------------------------------------------------------------------------------------------------------
  20         0.05       0.07       0.08       0.10       0.11       0.13       0.14       0.16       0.17      0.19
-------------------------------------------------------------------------------------------------------------------
  21         0.05       0.07       0.08       0.10       0.11       0.13       0.14       0.16       0.17      0.19
-------------------------------------------------------------------------------------------------------------------
  22         0.06       0.08       0.10       0.11       0.13       0.15       0.17       0.19       0.20      0.22
-------------------------------------------------------------------------------------------------------------------
  23         0.06       0.08       0.10       0.11       0.13       0.15       0.17       0.19       0.20      0.22
-------------------------------------------------------------------------------------------------------------------
  24         0.06       0.08       0.10       0.11       0.13       0.15       0.17       0.19       0.20      0.22
-------------------------------------------------------------------------------------------------------------------
  25         0.06       0.08       0.10       0.11       0.13       0.15       0.17       0.19       0.20      0.22
-------------------------------------------------------------------------------------------------------------------
  26         0.06       0.08       0.10       0.11       0.13       0.15       0.17       0.19       0.20      0.22
-------------------------------------------------------------------------------------------------------------------
  27         0.06       0.08       0.10       0.11       0.13       0.15       0.17       0.19       0.20      0.22
-------------------------------------------------------------------------------------------------------------------
  28         0.07       0.09       0.11       0.13       0.15       0.18       0.20       0.22       0.24      0.26
-------------------------------------------------------------------------------------------------------------------
  29         0.07       0.09       0.11       0.13       0.15       0.18       0.20       0.22       0.24      0.26
-------------------------------------------------------------------------------------------------------------------
  30         0.07       0.09       0.11       0.13       0.15       0.18       0.20       0.22       0.24      0.26
-------------------------------------------------------------------------------------------------------------------
  31         0.07       0.09       0.11       0.13       0.15       0.18       0.20       0.22       0.24      0.26
-------------------------------------------------------------------------------------------------------------------
  32         0.07       0.09       0.11       0.13       0.15       0.18       0.20       0.22       0.24      0.26
-------------------------------------------------------------------------------------------------------------------
  33         0.07       0.09       0.11       0.13       0.15       0.18       0.20       0.22       0.24      0.26
-------------------------------------------------------------------------------------------------------------------

           TABLE 2: MAXIMUM MONTHLY EXPENSE CHARGES PER $1000 OF FACE
                  AMOUNT FOR A MALE INSURED IN THE NON-TOBACCO
          UNDERWRITING CLASS WHO SELECTED ACCOUNTING BENEFIT FEATURE I

-------------------------------------------------------------------------------------------------------------------
                                                   POLICY YEAR
ISSUE        ------------------------------------------------------------------------------------------------------
 AGE           1          2          3          4          5          6          7          8         9         10
-------------------------------------------------------------------------------------------------------------------
  34         0.08       0.10       0.13       0.15       0.18       0.20       0.22       0.25       0.27      0.30
-------------------------------------------------------------------------------------------------------------------
  35         0.08       0.10       0.13       0.15       0.18       0.20       0.22       0.25       0.27      0.30
-------------------------------------------------------------------------------------------------------------------
  36         0.08       0.10       0.13       0.15       0.18       0.20       0.22       0.25       0.27      0.30
-------------------------------------------------------------------------------------------------------------------
  37         0.09       0.12       0.14       0.17       0.20       0.23       0.25       0.28       0.31      0.33
-------------------------------------------------------------------------------------------------------------------
  38         0.10       0.13       0.16       0.19       0.22       0.25       0.28       0.31       0.34      0.37
-------------------------------------------------------------------------------------------------------------------
  39         0.10       0.13       0.16       0.19       0.22       0.25       0.28       0.31       0.34      0.37
-------------------------------------------------------------------------------------------------------------------
  40         0.11       0.14       0.18       0.21       0.24       0.28       0.31       0.34       0.37      0.41
-------------------------------------------------------------------------------------------------------------------
  41         0.12       0.16       0.19       0.23       0.26       0.30       0.34       0.37       0.41      0.44
-------------------------------------------------------------------------------------------------------------------
  42         0.12       0.16       0.19       0.23       0.26       0.30       0.34       0.37       0.41      0.44
-------------------------------------------------------------------------------------------------------------------
  43         0.13       0.17       0.21       0.25       0.29       0.33       0.36       0.40       0.44      0.48
-------------------------------------------------------------------------------------------------------------------
  44         0.13       0.17       0.21       0.25       0.29       0.33       0.36       0.40       0.44      0.48
-------------------------------------------------------------------------------------------------------------------
  45         0.14       0.18       0.22       0.27       0.31       0.35       0.39       0.43       0.48      0.52
-------------------------------------------------------------------------------------------------------------------
  46         0.15       0.20       0.24       0.29       0.33       0.38       0.42       0.47       0.51      0.56
-------------------------------------------------------------------------------------------------------------------
  47         0.16       0.21       0.26       0.30       0.35       0.40       0.45       0.50       0.54      0.59
-------------------------------------------------------------------------------------------------------------------
  48         0.16       0.21       0.26       0.30       0.35       0.40       0.45       0.50       0.54      0.59
-------------------------------------------------------------------------------------------------------------------
  49         0.17       0.22       0.27       0.32       0.37       0.43       0.48       0.53       0.58      0.63
-------------------------------------------------------------------------------------------------------------------
  50         0.18       0.23       0.29       0.34       0.40       0.45       0.50       0.56       0.61      0.67
-------------------------------------------------------------------------------------------------------------------
  51         0.18       0.23       0.29       0.34       0.40       0.45       0.50       0.56       0.61      0.67
-------------------------------------------------------------------------------------------------------------------
  52         0.18       0.23       0.29       0.34       0.40       0.45       0.50       0.56       0.61      0.67
-------------------------------------------------------------------------------------------------------------------
  53         0.19       0.25       0.30       0.36       0.42       0.48       0.53       0.59       0.65      0.70
-------------------------------------------------------------------------------------------------------------------
  54         0.20       0.26       0.32       0.38       0.44       0.50       0.56       0.62       0.68      0.74
-------------------------------------------------------------------------------------------------------------------
  55         0.20       0.26       0.32       0.38       0.44       0.50       0.56       0.62       0.68      0.74
-------------------------------------------------------------------------------------------------------------------
  56         0.22       0.29       0.35       0.42       0.48       0.55       0.62       0.68       0.75      0.82
-------------------------------------------------------------------------------------------------------------------
  57         0.23       0.30       0.37       0.44       0.51       0.58       0.65       0.71       0.78      0.85
-------------------------------------------------------------------------------------------------------------------
  58         0.24       0.31       0.38       0.46       0.53       0.60       0.67       0.75       0.82      0.89
-------------------------------------------------------------------------------------------------------------------
  59         0.26       0.34       0.42       0.50       0.57       0.65       0.73       0.81       0.89      0.96
-------------------------------------------------------------------------------------------------------------------
  60         0.27       0.35       0.43       0.51       0.59       0.68       0.76       0.84       0.92      1.00
-------------------------------------------------------------------------------------------------------------------
  61         0.29       0.38       0.46       0.55       0.64       0.73       0.81       0.90       0.99      1.08
-------------------------------------------------------------------------------------------------------------------
  62         0.30       0.39       0.48       0.57       0.66       0.75       0.84       0.93       1.02      1.11
-------------------------------------------------------------------------------------------------------------------
  63         0.32       0.42       0.51       0.61       0.70       0.80       0.90       0.99       1.09      1.19
-------------------------------------------------------------------------------------------------------------------
  64         0.34       0.44       0.54       0.65       0.75       0.85       0.95       1.06       1.16      1.26
-------------------------------------------------------------------------------------------------------------------
  65         0.35       0.46       0.56       0.67       0.77       0.88       0.98       1.09       1.19      1.30
-------------------------------------------------------------------------------------------------------------------
  66         0.35       0.46       0.56       0.67       0.77       0.88       0.98       1.09       1.19      1.30
-------------------------------------------------------------------------------------------------------------------
  67         0.35       0.46       0.56       0.67       0.77       0.88       0.98       1.09       1.19      1.30
-------------------------------------------------------------------------------------------------------------------
  68         0.35       0.46       0.56       0.67       0.77       0.88       0.98       1.09       1.19      1.30
-------------------------------------------------------------------------------------------------------------------
  69         0.35       0.46       0.56       0.67       0.77       0.88       0.98       1.09       1.19      1.30
-------------------------------------------------------------------------------------------------------------------
  70         0.35       0.46       0.56       0.67       0.77       0.88       0.98       1.09       1.19      1.30
-------------------------------------------------------------------------------------------------------------------
  71         0.35       0.46       0.56       0.67       0.77       0.88       0.98       1.09       1.19      1.30
-------------------------------------------------------------------------------------------------------------------
  72         0.35       0.46       0.56       0.67       0.77       0.88       0.98       1.09       1.19      1.30
-------------------------------------------------------------------------------------------------------------------
  73         0.35       0.46       0.56       0.67       0.77       0.88       0.98       1.09       1.19      1.30
-------------------------------------------------------------------------------------------------------------------
  74         0.35       0.46       0.56       0.67       0.77       0.88       0.98       1.09       1.19      1.30
-------------------------------------------------------------------------------------------------------------------
  75         0.35       0.46       0.56       0.67       0.77       0.88       0.98       1.09       1.19      1.30
-------------------------------------------------------------------------------------------------------------------
  76         0.35       0.46       0.56       0.67       0.77       0.88       0.98       1.09       1.19      1.30
-------------------------------------------------------------------------------------------------------------------
  77         0.35       0.46       0.56       0.67       0.77       0.88       0.98       1.09       1.19      1.30
-------------------------------------------------------------------------------------------------------------------
  78         0.35       0.46       0.56       0.67       0.77       0.88       0.98       1.09       1.19      1.30
-------------------------------------------------------------------------------------------------------------------
  79         0.35       0.46       0.56       0.67       0.77       0.88       0.98       1.09       1.19      1.30
-------------------------------------------------------------------------------------------------------------------
  80         0.35       0.46       0.56       0.67       0.77       0.88       0.98       1.09       1.19      1.30
-------------------------------------------------------------------------------------------------------------------
  81         0.35       0.46       0.56       0.67       0.77       0.88       0.98       1.09       1.19      1.30
-------------------------------------------------------------------------------------------------------------------

           TABLE 2: MAXIMUM MONTHLY EXPENSE CHARGES PER $1000 OF FACE
                  AMOUNT FOR A MALE INSURED IN THE NON-TOBACCO
          UNDERWRITING CLASS WHO SELECTED ACCOUNTING BENEFIT FEATURE I

-------------------------------------------------------------------------------------------------------------------
                                                   POLICY YEAR
ISSUE        ------------------------------------------------------------------------------------------------------
 AGE           1          2          3          4          5          6          7          8         9         10
-------------------------------------------------------------------------------------------------------------------
  82         0.35       0.46       0.56       0.67       0.77       0.88       0.98       1.09       1.19      1.30
-------------------------------------------------------------------------------------------------------------------
  83         0.35       0.46       0.56       0.67       0.77       0.88       0.98       1.09       1.19      1.30
-------------------------------------------------------------------------------------------------------------------
  84         0.35       0.46       0.56       0.67       0.77       0.88       0.98       1.09       1.19      1.30
-------------------------------------------------------------------------------------------------------------------
  85         0.35       0.46       0.56       0.67       0.77       0.88       0.98       1.09       1.19      1.30
-------------------------------------------------------------------------------------------------------------------

           TABLE 3: MAXIMUM MONTHLY EXPENSE CHARGES PER $1000 OF FACE
              AMOUNT FOR A MALE INSURED IN THE TOBACCO UNDERWRITING
                CLASS WHO SELECTED ACCOUNTING BENEFIT FEATURE I

------------------------------------------------------------------------------------------------------------------
                                                    POLICY YEAR
ISSUE   ----------------------------------------------------------------------------------------------------------
 AGE         1          2          3          4          5          6          7         8           9         10
------------------------------------------------------------------------------------------------------------------
   0        0.04       0.05       0.06       0.08       0.09       0.10       0.11      0.12        0.14      0.15
------------------------------------------------------------------------------------------------------------------
   1        0.05       0.07       0.08       0.10       0.11       0.13       0.14      0.16        0.17      0.19
------------------------------------------------------------------------------------------------------------------
   2        0.05       0.07       0.08       0.10       0.11       0.13       0.14      0.16        0.17      0.19
------------------------------------------------------------------------------------------------------------------
   3        0.05       0.07       0.08       0.10       0.11       0.13       0.14      0.16        0.17      0.19
------------------------------------------------------------------------------------------------------------------
   4        0.05       0.07       0.08       0.10       0.11       0.13       0.14      0.16        0.17      0.19
------------------------------------------------------------------------------------------------------------------
   5        0.05       0.07       0.08       0.10       0.11       0.13       0.14      0.16        0.17      0.19
------------------------------------------------------------------------------------------------------------------
   6        0.05       0.07       0.08       0.10       0.11       0.13       0.14      0.16        0.17      0.19
------------------------------------------------------------------------------------------------------------------
   7        0.05       0.07       0.08       0.10       0.11       0.13       0.14      0.16        0.17      0.19
------------------------------------------------------------------------------------------------------------------
   8        0.05       0.07       0.08       0.10       0.11       0.13       0.14      0.16        0.17      0.19
------------------------------------------------------------------------------------------------------------------
   9        0.05       0.07       0.08       0.10       0.11       0.13       0.14      0.16        0.17      0.19
------------------------------------------------------------------------------------------------------------------
  10        0.06       0.08       0.10       0.11       0.13       0.15       0.17      0.19        0.20      0.22
------------------------------------------------------------------------------------------------------------------
  11        0.06       0.08       0.10       0.11       0.13       0.15       0.17      0.19        0.20      0.22
------------------------------------------------------------------------------------------------------------------
  12        0.06       0.08       0.10       0.11       0.13       0.15       0.17      0.19        0.20      0.22
------------------------------------------------------------------------------------------------------------------
  13        0.06       0.08       0.10       0.11       0.13       0.15       0.17      0.19        0.20      0.22
------------------------------------------------------------------------------------------------------------------
  14        0.06       0.08       0.10       0.11       0.13       0.15       0.17      0.19        0.20      0.22
------------------------------------------------------------------------------------------------------------------
  15        0.06       0.08       0.10       0.11       0.13       0.15       0.17      0.19        0.20      0.22
------------------------------------------------------------------------------------------------------------------
  16        0.06       0.08       0.10       0.11       0.13       0.15       0.17      0.19        0.20      0.22
------------------------------------------------------------------------------------------------------------------
  17        0.06       0.08       0.10       0.11       0.13       0.15       0.17      0.19        0.20      0.22
------------------------------------------------------------------------------------------------------------------
  18        0.07       0.09       0.11       0.13       0.15       0.18       0.20      0.22        0.24      0.26
------------------------------------------------------------------------------------------------------------------
  19        0.07       0.09       0.11       0.13       0.15       0.18       0.20      0.22        0.24      0.26
------------------------------------------------------------------------------------------------------------------
  20        0.07       0.09       0.11       0.13       0.15       0.18       0.20      0.22        0.24      0.26
------------------------------------------------------------------------------------------------------------------
  21        0.07       0.09       0.11       0.13       0.15       0.18       0.20      0.22        0.24      0.26
------------------------------------------------------------------------------------------------------------------
  22        0.07       0.09       0.11       0.13       0.15       0.18       0.20      0.22        0.24      0.26
------------------------------------------------------------------------------------------------------------------
  23        0.07       0.09       0.11       0.13       0.15       0.18       0.20      0.22        0.24      0.26
------------------------------------------------------------------------------------------------------------------
  24        0.08       0.10       0.13       0.15       0.18       0.20       0.22      0.25        0.27      0.30
------------------------------------------------------------------------------------------------------------------
  25        0.08       0.10       0.13       0.15       0.18       0.20       0.22      0.25        0.27      0.30
------------------------------------------------------------------------------------------------------------------
  26        0.08       0.10       0.13       0.15       0.18       0.20       0.22      0.25        0.27      0.30
------------------------------------------------------------------------------------------------------------------
  27        0.08       0.10       0.13       0.15       0.18       0.20       0.22      0.25        0.27      0.30
------------------------------------------------------------------------------------------------------------------
  28        0.08       0.10       0.13       0.15       0.18       0.20       0.22      0.25        0.27      0.30
------------------------------------------------------------------------------------------------------------------
  29        0.08       0.10       0.13       0.15       0.18       0.20       0.22      0.25        0.27      0.30
------------------------------------------------------------------------------------------------------------------
  30        0.09       0.12       0.14       0.17       0.20       0.23       0.25      0.28        0.31      0.33
------------------------------------------------------------------------------------------------------------------
  31        0.09       0.12       0.14       0.17       0.20       0.23       0.25      0.28        0.31      0.33
------------------------------------------------------------------------------------------------------------------
  32        0.09       0.12       0.14       0.17       0.20       0.23       0.25      0.28        0.31      0.33
------------------------------------------------------------------------------------------------------------------
  33        0.09       0.12       0.14       0.17       0.20       0.23       0.25      0.28        0.31      0.33
------------------------------------------------------------------------------------------------------------------
  34        0.09       0.12       0.14       0.17       0.20       0.23       0.25      0.28        0.31      0.33
------------------------------------------------------------------------------------------------------------------
  35        0.09       0.12       0.14       0.17       0.20       0.23       0.25      0.28        0.31      0.33
------------------------------------------------------------------------------------------------------------------

           TABLE 3: MAXIMUM MONTHLY EXPENSE CHARGES PER $1000 OF FACE
              AMOUNT FOR A MALE INSURED IN THE TOBACCO UNDERWRITING
                CLASS WHO SELECTED ACCOUNTING BENEFIT FEATURE I

------------------------------------------------------------------------------------------------------------------
                                                     POLICY YEAR
ISSUE   ----------------------------------------------------------------------------------------------------------
 AGE         1          2          3          4          5          6          7         8           9         10
------------------------------------------------------------------------------------------------------------------
  36        0.10       0.13       0.16       0.19       0.22       0.25       0.28      0.31        0.34      0.37
------------------------------------------------------------------------------------------------------------------
  37        0.11       0.14       0.18       0.21       0.24       0.28       0.31      0.34        0.37      0.41
------------------------------------------------------------------------------------------------------------------
  38        0.12       0.16       0.19       0.23       0.26       0.30       0.34      0.37        0.41      0.44
------------------------------------------------------------------------------------------------------------------
  39        0.13       0.17       0.21       0.25       0.29       0.33       0.36      0.40        0.44      0.48
------------------------------------------------------------------------------------------------------------------
  40        0.13       0.17       0.21       0.25       0.29       0.33       0.36      0.40        0.44      0.48
------------------------------------------------------------------------------------------------------------------
  41        0.14       0.18       0.22       0.27       0.31       0.35       0.39      0.43        0.48      0.52
------------------------------------------------------------------------------------------------------------------
  42        0.15       0.20       0.24       0.29       0.33       0.38       0.42      0.47        0.51      0.56
------------------------------------------------------------------------------------------------------------------
  43        0.16       0.21       0.26       0.30       0.35       0.40       0.45      0.50        0.54      0.59
------------------------------------------------------------------------------------------------------------------
  44        0.17       0.22       0.27       0.32       0.37       0.43       0.48      0.53        0.58      0.63
------------------------------------------------------------------------------------------------------------------
  45        0.17       0.22       0.27       0.32       0.37       0.43       0.48      0.53        0.58      0.63
------------------------------------------------------------------------------------------------------------------
  46        0.18       0.23       0.29       0.34       0.40       0.45       0.50      0.56        0.61      0.67
------------------------------------------------------------------------------------------------------------------
  47        0.19       0.25       0.30       0.36       0.42       0.48       0.53      0.59        0.65      0.70
------------------------------------------------------------------------------------------------------------------
  48        0.19       0.25       0.30       0.36       0.42       0.48       0.53      0.59        0.65      0.70
------------------------------------------------------------------------------------------------------------------
  49        0.20       0.26       0.32       0.38       0.44       0.50       0.56      0.62        0.68      0.74
------------------------------------------------------------------------------------------------------------------
  50        0.21       0.27       0.34       0.40       0.46       0.53       0.59      0.65        0.72      0.78
------------------------------------------------------------------------------------------------------------------
  51        0.22       0.29       0.35       0.42       0.48       0.55       0.62      0.68        0.75      0.82
------------------------------------------------------------------------------------------------------------------
  52        0.23       0.30       0.37       0.44       0.51       0.58       0.65      0.71        0.78      0.85
------------------------------------------------------------------------------------------------------------------
  53        0.23       0.30       0.37       0.44       0.51       0.58       0.65      0.71        0.78      0.85
------------------------------------------------------------------------------------------------------------------
  54        0.24       0.31       0.38       0.46       0.53       0.60       0.67      0.75        0.82      0.89
------------------------------------------------------------------------------------------------------------------
  55        0.25       0.33       0.40       0.48       0.55       0.63       0.70      0.78        0.85      0.93
------------------------------------------------------------------------------------------------------------------
  56        0.26       0.34       0.42       0.50       0.57       0.65       0.73      0.81        0.89      0.96
------------------------------------------------------------------------------------------------------------------
  57        0.28       0.36       0.45       0.53       0.62       0.70       0.79      0.87        0.95      1.04
------------------------------------------------------------------------------------------------------------------
  58        0.30       0.39       0.48       0.57       0.66       0.75       0.84      0.93        1.02      1.11
------------------------------------------------------------------------------------------------------------------
  59        0.31       0.40       0.50       0.59       0.68       0.78       0.87      0.96        1.06      1.15
------------------------------------------------------------------------------------------------------------------
  60        0.33       0.43       0.53       0.63       0.73       0.83       0.93      1.02        1.12      1.22
------------------------------------------------------------------------------------------------------------------
  61        0.34       0.44       0.54       0.65       0.75       0.85       0.95      1.06        1.16      1.26
------------------------------------------------------------------------------------------------------------------
  62        0.34       0.44       0.54       0.65       0.75       0.85       0.95      1.06        1.16      1.26
------------------------------------------------------------------------------------------------------------------
  63        0.35       0.46       0.56       0.67       0.77       0.88       0.98      1.09        1.19      1.30
------------------------------------------------------------------------------------------------------------------
  64        0.35       0.46       0.56       0.67       0.77       0.88       0.98      1.09        1.19      1.30
------------------------------------------------------------------------------------------------------------------
  65        0.36       0.47       0.58       0.69       0.79       0.90       1.01      1.12        1.23      1.33
------------------------------------------------------------------------------------------------------------------
  66        0.36       0.47       0.58       0.69       0.79       0.90       1.01      1.12        1.23      1.33
------------------------------------------------------------------------------------------------------------------
  67        0.35       0.46       0.56       0.67       0.77       0.88       0.98      1.09        1.19      1.30
------------------------------------------------------------------------------------------------------------------
  68        0.35       0.46       0.56       0.67       0.77       0.88       0.98      1.09        1.19      1.30
------------------------------------------------------------------------------------------------------------------
  69        0.35       0.46       0.56       0.67       0.77       0.88       0.98      1.09        1.19      1.30
------------------------------------------------------------------------------------------------------------------
  70        0.35       0.46       0.56       0.67       0.77       0.88       0.98      1.09        1.19      1.30
------------------------------------------------------------------------------------------------------------------
  71        0.35       0.46       0.56       0.67       0.77       0.88       0.98      1.09        1.19      1.30
------------------------------------------------------------------------------------------------------------------
  72        0.35       0.46       0.56       0.67       0.77       0.88       0.98      1.09        1.19      1.30
------------------------------------------------------------------------------------------------------------------
  73        0.35       0.46       0.56       0.67       0.77       0.88       0.98      1.09        1.19      1.30
------------------------------------------------------------------------------------------------------------------
  74        0.35       0.46       0.56       0.67       0.77       0.88       0.98      1.09        1.19      1.30
------------------------------------------------------------------------------------------------------------------
  75        0.35       0.46       0.56       0.67       0.77       0.88       0.98      1.09        1.19      1.30
------------------------------------------------------------------------------------------------------------------
  76        0.35       0.46       0.56       0.67       0.77       0.88       0.98      1.09        1.19      1.30
------------------------------------------------------------------------------------------------------------------
  77        0.35       0.46       0.56       0.67       0.77       0.88       0.98      1.09        1.19      1.30
------------------------------------------------------------------------------------------------------------------
  78        0.35       0.46       0.56       0.67       0.77       0.88       0.98      1.09        1.19      1.30
------------------------------------------------------------------------------------------------------------------
  79        0.35       0.46       0.56       0.67       0.77       0.88       0.98      1.09        1.19      1.30
------------------------------------------------------------------------------------------------------------------
  80        0.35       0.46       0.56       0.67       0.77       0.88       0.98      1.09        1.19      1.30
------------------------------------------------------------------------------------------------------------------
  81        0.35       0.46       0.56       0.67       0.77       0.88       0.98      1.09        1.19      1.30
------------------------------------------------------------------------------------------------------------------

           TABLE 3: MAXIMUM MONTHLY EXPENSE CHARGES PER $1000 OF FACE
              AMOUNT FOR A MALE INSURED IN THE TOBACCO UNDERWRITING
                CLASS WHO SELECTED ACCOUNTING BENEFIT FEATURE I

------------------------------------------------------------------------------------------------------------------
                                                     POLICY YEAR
ISSUE   ----------------------------------------------------------------------------------------------------------
 AGE         1          2          3          4          5          6          7          8          9         10
------------------------------------------------------------------------------------------------------------------
 82         0.35       0.46       0.56       0.67       0.77       0.88       0.98       1.09       1.19      1.30
------------------------------------------------------------------------------------------------------------------
 83         0.35       0.46       0.56       0.67       0.77       0.88       0.98       1.09       1.19      1.30
------------------------------------------------------------------------------------------------------------------
 84         0.35       0.46       0.56       0.67       0.77       0.88       0.98       1.09       1.19      1.30
------------------------------------------------------------------------------------------------------------------
 85         0.35       0.46       0.56       0.67       0.77       0.88       0.98       1.09       1.19      1.30
------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX D

                    CALCULATION OF MAXIMUM SURRENDER CHARGES

We compute a separate surrender charge on the Policy Date and at the time of each increase in face amount. The maximum surrender charges are based on the age (on the Policy Date and on the date of any increase in face amount), sex and underwriting class of the insured, as indicated in the table below.

               MAXIMUM SURRENDER CHARGE PER $1,000 OF FACE AMOUNT

------------------------------------------------------------------------------------------------------------------------------------
             MALE       MALE       MALE             FEMALE     FEMALE     FEMALE             UNISEX      UNISEX    UNISEX
           REFERRED-  PREFERRED  STANDARD-         PREFERRED  PREFERRED  STANDARD-          PREFERRED-  PREFERRED STANDARD-
           PLUS NON-    NON-       NON-     MALE   PLUS NON-    NON-       NON-     FEMALE  PLUS NON-     NON-      NON-     UNISEX
ISSUE AGE  TOBACCO    TOBACCO    TOBACCO   TOBACCO  TOBACCO    TOBACCO   TOBACCO    TOBACCO  TOBACCO     TOBACCO   TOBACCO   TOBACCO
------------------------------------------------------------------------------------------------------------------------------------
     0       13.45      13.46      13.49    14.26    12.90      12.91      12.92     13.39    13.35       13.36     13.38     14.10
------------------------------------------------------------------------------------------------------------------------------------
     1       13.54      13.55      13.56    14.35    12.99      12.99      13.00     13.47    13.44       13.44     13.46     14.19
------------------------------------------------------------------------------------------------------------------------------------
     2       13.65      13.66      13.67    14.50    13.09      13.10      13.10     13.58    13.55       13.55     13.56     14.33
------------------------------------------------------------------------------------------------------------------------------------
     3       13.78      13.79      13.80    14.66    13.20      13.20      13.21     13.71    13.67       13.68     13.69     14.49
------------------------------------------------------------------------------------------------------------------------------------
     4       13.92      13.92      13.93    14.84    13.31      13.32      13.32     13.84    13.80       13.81     13.82     14.66
------------------------------------------------------------------------------------------------------------------------------------
     5       14.06      14.07      14.07    15.03    13.43      13.44      13.44     13.98    13.94       13.95     13.96     14.84
------------------------------------------------------------------------------------------------------------------------------------
     6       14.22      14.22      14.23    15.24    13.56      13.56      13.57     14.13    14.09       14.10     14.10     15.04
------------------------------------------------------------------------------------------------------------------------------------
     7       14.37      14.38      14.39    15.46    13.69      13.70      13.70     14.29    14.25       14.25     14.26     15.24
------------------------------------------------------------------------------------------------------------------------------------
     8       14.54      14.54      14.55    15.68    13.83      13.84      13.84     14.45    14.41       14.41     14.42     15.46
------------------------------------------------------------------------------------------------------------------------------------
     9       14.71      14.71      14.72    15.91    13.98      13.98      13.99     14.63    14.57       14.57     14.58     15.68
------------------------------------------------------------------------------------------------------------------------------------
    10       14.88      14.88      14.89    16.16    14.13      14.13      14.14     14.81    14.74       14.74     14.75     15.91
------------------------------------------------------------------------------------------------------------------------------------
    11       15.05      15.06      15.07    16.40    14.28      14.29      14.30     15.00    14.91       14.91     14.93     16.15
------------------------------------------------------------------------------------------------------------------------------------
    12       15.23      15.24      15.26    16.65    14.45      14.45      14.46     15.19    15.09       15.09     15.11     16.39
------------------------------------------------------------------------------------------------------------------------------------
    13       15.42      15.43      15.46    16.92    14.61      14.62      14.63     15.40    15.27       15.28     15.30     16.64
------------------------------------------------------------------------------------------------------------------------------------
    14       15.61      15.63      15.66    17.19    14.79      14.79      14.81     15.60    15.46       15.47     15.50     16.90
------------------------------------------------------------------------------------------------------------------------------------
    15       15.81      15.83      15.86    17.48    14.97      14.98      14.99     15.82    15.66       15.67     15.70     17.18
------------------------------------------------------------------------------------------------------------------------------------
    16       16.02      16.04      16.08    17.77    15.16      15.16      15.18     16.04    15.86       15.88     15.91     17.45
------------------------------------------------------------------------------------------------------------------------------------
    17       16.23      16.25      16.30    18.05    15.36      15.36      15.38     16.27    16.07       16.09     16.12     17.73
------------------------------------------------------------------------------------------------------------------------------------
    18       16.45      16.47      16.51    18.33    15.56      15.57      15.58     16.51    16.29       16.30     16.34     18.00
------------------------------------------------------------------------------------------------------------------------------------
    19       16.68      16.70      16.74    18.62    15.78      15.78      15.80     16.76    16.51       16.53     16.56     18.28
------------------------------------------------------------------------------------------------------------------------------------
    20       16.92      16.94      16.97    18.92    16.00      16.01      16.02     17.03    16.75       16.76     16.80     18.58
------------------------------------------------------------------------------------------------------------------------------------
    21       17.17      17.19      17.22    19.24    16.24      16.25      16.26     17.30    17.00       17.01     17.04     18.89
------------------------------------------------------------------------------------------------------------------------------------
    22       17.44      17.46      17.48    19.58    16.49      16.49      16.51     17.59    17.27       17.28     17.30     19.22
------------------------------------------------------------------------------------------------------------------------------------
    23       17.74      17.75      17.78    19.97    16.75      16.75      16.77     17.90    17.55       17.57     17.59     19.60
------------------------------------------------------------------------------------------------------------------------------------
    24       18.05      18.06      18.09    20.37    17.02      17.03      17.04     18.22    17.86       17.87     17.89     19.99
------------------------------------------------------------------------------------------------------------------------------------
    25       18.37      18.39      18.41    20.81    17.31      17.31      17.33     18.55    18.18       18.19     18.21     20.40
------------------------------------------------------------------------------------------------------------------------------------
    26       18.72      18.73      18.76    21.26    17.61      17.61      17.63     18.90    18.52       18.53     18.55     20.84
------------------------------------------------------------------------------------------------------------------------------------
    27       19.08      19.10      19.12    21.75    17.92      17.93      17.95     19.28    18.87       18.88     18.91     21.30
------------------------------------------------------------------------------------------------------------------------------------
    28       19.47      19.48      19.51    22.26    18.26      18.26      18.28     19.67    19.25       19.26     19.28     21.79
------------------------------------------------------------------------------------------------------------------------------------
    29       19.88      19.89      19.92    22.80    18.61      18.61      18.63     20.08    19.65       19.66     19.68     22.31
------------------------------------------------------------------------------------------------------------------------------------
    30       20.31      20.32      20.35    23.37    18.97      18.98      19.00     20.51    20.06       20.07     20.10     22.86
------------------------------------------------------------------------------------------------------------------------------------
    31       20.76      20.77      20.80    23.98    19.36      19.37      19.39     20.97    20.50       20.52     20.54     23.44
------------------------------------------------------------------------------------------------------------------------------------
    32       21.24      21.25      21.28    24.61    19.77      19.78      19.80     21.45    20.97       20.98     21.01     24.04
------------------------------------------------------------------------------------------------------------------------------------
    33       21.74      21.75      21.78    25.28    20.19      20.20      20.22     21.95    21.45       21.47     21.50     24.68
------------------------------------------------------------------------------------------------------------------------------------
    34       22.26      22.28      22.31    25.98    20.63      20.64      20.67     22.46    21.96       21.98     22.01     25.34
------------------------------------------------------------------------------------------------------------------------------------
    35       22.82      22.83      22.87    26.71    21.09      21.11      21.13     23.00    22.50       22.52     22.55     26.04
------------------------------------------------------------------------------------------------------------------------------------

               MAXIMUM SURRENDER CHARGE PER $1,000 OF FACE AMOUNT

------------------------------------------------------------------------------------------------------------------------------------
             MALE       MALE       MALE             FEMALE     FEMALE     FEMALE              UNISEX     UNISEX     UNISEX
           REFERRED-  PREFERRED  STANDARD-         PREFERRED  PREFERRED  STANDARD-          PREFERRED-  PREFERRED  STANDARD-
           PLUS NON-    NON-       NON-     MALE   PLUS NON-    NON-       NON-     FEMALE   PLUS NON-    NON-       NON-    UNISEX
ISSUE AGE  TOBACCO     TOBACCO    TOBACCO  TOBACCO  TOBACCO    TOBACCO   TOBACCO    TOBACCO  TOBACCO     TOBACCO    TOBACCO  TOBACCO
------------------------------------------------------------------------------------------------------------------------------------
    36       23.34      23.36      23.40    27.40    21.53      21.54      21.57     23.51    23.01       23.02      23.06    26.70
------------------------------------------------------------------------------------------------------------------------------------
    37       23.90      23.92      23.96    28.14    21.98      21.99      22.02     24.04    23.54       23.56      23.60    27.40
------------------------------------------------------------------------------------------------------------------------------------
    38       24.48      24.50      24.55    28.90    22.46      22.47      22.51     24.60    24.11       24.13      24.17    28.12
------------------------------------------------------------------------------------------------------------------------------------
    39       25.10      25.12      25.17    29.71    22.96      22.98      23.01     25.18    24.71       24.73      24.77    28.89
------------------------------------------------------------------------------------------------------------------------------------
    40       25.76      25.78      25.84    30.56    23.49      23.51      23.55     25.79    25.34       25.36      25.41    29.70
------------------------------------------------------------------------------------------------------------------------------------
    41       26.45      26.48      26.54    31.46    24.05      24.07      24.11     26.43    26.01       26.03      26.09    30.54
------------------------------------------------------------------------------------------------------------------------------------
    42       27.19      27.22      27.28    32.40    24.64      24.66      24.71     27.10    26.71       26.74      26.80    31.44
------------------------------------------------------------------------------------------------------------------------------------
    43       27.96      27.99      28.07    33.40    25.26      25.28      25.33     27.80    27.46       27.49      27.56    32.38
------------------------------------------------------------------------------------------------------------------------------------
    44       28.78      28.82      28.90    34.45    25.91      25.93      25.99     28.53    28.25       28.28      28.36    33.37
------------------------------------------------------------------------------------------------------------------------------------
    45       29.65      29.69      29.78    35.55    26.59      26.62      26.68     29.29    29.08       29.12      29.20    34.41
------------------------------------------------------------------------------------------------------------------------------------
    46       30.55      30.60      30.70    36.71    27.31      27.34      27.40     30.09    29.95       29.99      30.08    35.49
------------------------------------------------------------------------------------------------------------------------------------
    47       31.51      31.56      31.67    37.92    28.07      28.10      28.17     30.92    30.87       30.91      31.01    36.64
------------------------------------------------------------------------------------------------------------------------------------
    48       32.51      32.56      32.68    39.16    28.86      28.89      28.97     31.79    31.83       31.88      31.98    37.81
------------------------------------------------------------------------------------------------------------------------------------
    49       33.56      33.62      33.74    40.46    29.70      29.73      29.81     32.71    32.84       32.89      33.01    39.03
------------------------------------------------------------------------------------------------------------------------------------
    50       34.67      34.73      34.86    41.80    30.58      30.62      30.70     33.66    33.90       33.96      34.08    40.30
------------------------------------------------------------------------------------------------------------------------------------
    51       35.86      35.92      36.06    43.20    31.52      31.56      31.65     34.68    35.04       35.10      35.23    41.63
------------------------------------------------------------------------------------------------------------------------------------
    52       37.11      37.17      37.32    44.66    32.52      32.56      32.65     35.74    36.24       36.30      36.44    43.01
------------------------------------------------------------------------------------------------------------------------------------
    53       38.44      38.51      38.67    46.24    33.57      33.62      33.72     36.88    37.52       37.59      37.74    44.50
------------------------------------------------------------------------------------------------------------------------------------
    54       39.84      39.93      40.10    47.89    34.69      34.74      34.85     38.08    38.87       38.94      39.11    46.07
------------------------------------------------------------------------------------------------------------------------------------
    55       41.33      41.42      41.61    49.63    35.88      35.93      36.05     39.36    40.29       40.38      40.56    47.72
------------------------------------------------------------------------------------------------------------------------------------
    56       42.79      42.89      43.11    51.35    37.07      37.13      37.26     40.64    41.71       41.80      42.00    49.35
------------------------------------------------------------------------------------------------------------------------------------
    57       44.34      44.45      44.70    53.15    38.34      38.40      38.54     41.99    43.20       43.30      43.53    51.07
------------------------------------------------------------------------------------------------------------------------------------
    58       45.97      46.09      46.36    53.98    39.69      39.76      39.91     43.44    44.78       44.89      45.13    52.86
------------------------------------------------------------------------------------------------------------------------------------
    59       47.68      47.82      48.11    53.68    41.12      41.19      41.36     44.97    46.43       46.56      46.82    53.95
------------------------------------------------------------------------------------------------------------------------------------
    60       49.47      49.62      49.95    53.39    42.62      42.71      42.89     46.57    48.17       48.30      48.60    53.66
------------------------------------------------------------------------------------------------------------------------------------
    61       51.30      51.47      51.82    53.20    44.19      44.28      44.48     48.22    49.95       50.10      50.42    53.46
------------------------------------------------------------------------------------------------------------------------------------
    62       53.23      53.41      53.80    53.01    45.84      45.94      46.16     49.96    51.82       51.98      52.34    53.26
------------------------------------------------------------------------------------------------------------------------------------
    63       53.57      53.57      53.58    52.83    47.58      47.69      47.92     51.76    53.79       53.79      53.80    53.06
------------------------------------------------------------------------------------------------------------------------------------
    64       53.26      53.26      53.27    52.64    49.43      49.55      49.79     53.68    53.49       53.49      53.50    52.85
------------------------------------------------------------------------------------------------------------------------------------
    65       52.94      52.94      52.95    52.44    51.41      51.53      51.79     53.47    53.18       53.18      53.20    52.64
------------------------------------------------------------------------------------------------------------------------------------
    66       52.83      52.83      52.84    52.34    53.69      53.82      54.09     53.39    53.07       53.08      53.09    52.55
------------------------------------------------------------------------------------------------------------------------------------
    67       52.71      52.72      52.73    52.24    53.98      53.99      54.00     53.30    52.96       52.97      52.98    52.45
------------------------------------------------------------------------------------------------------------------------------------
    68       52.59      52.60      52.61    52.13    53.88      53.89      53.90     53.21    52.85       52.85      52.86    52.34
------------------------------------------------------------------------------------------------------------------------------------
    69       52.47      52.47      52.49    52.03    53.77      53.78      53.79     53.12    52.73       52.73      52.74    52.24
------------------------------------------------------------------------------------------------------------------------------------
    70       52.34      52.35      52.36    51.92    53.66      53.66      53.67     53.02    52.60       52.61      52.62    52.13
------------------------------------------------------------------------------------------------------------------------------------
    71       52.20      52.21      52.22    51.79    53.51      53.52      53.53     52.88    52.46       52.47      52.48    52.01
------------------------------------------------------------------------------------------------------------------------------------
    72       52.06      52.07      52.08    51.66    53.37      53.37      53.39     52.74    52.32       52.32      52.34    51.87
------------------------------------------------------------------------------------------------------------------------------------
    73       51.91      51.92      51.93    51.53    53.22      53.22      53.24     52.60    52.17       52.18      52.19    51.74
------------------------------------------------------------------------------------------------------------------------------------
    74       51.76      51.77      51.78    51.40    53.06      53.06      53.08     52.45    52.02       52.03      52.04    51.61
------------------------------------------------------------------------------------------------------------------------------------
    75       51.61      51.61      51.63    51.27    52.89      52.90      52.92     52.30    51.86       51.87      51.88    51.47
------------------------------------------------------------------------------------------------------------------------------------
    76       51.45      51.45      51.47    51.13    52.72      52.73      52.75     52.14    51.70       51.71      51.72    51.33
------------------------------------------------------------------------------------------------------------------------------------
    77       51.28      51.29      51.31    50.99    52.54      52.55      52.57     51.98    51.53       51.54      51.56    51.18
------------------------------------------------------------------------------------------------------------------------------------

               MAXIMUM SURRENDER CHARGE PER $1,000 OF FACE AMOUNT

------------------------------------------------------------------------------------------------------------------------------------
             MALE       MALE       MALE             FEMALE     FEMALE     FEMALE              UNISEX     UNISEX     UNISEX
           REFERRED-  PREFERRED  STANDARD-         PREFERRED  PREFERRED  STANDARD-          PREFERRED-  PREFERRED  STANDARD-
           PLUS NON-    NON-       NON-     MALE   PLUS NON-    NON-       NON-     FEMALE   PLUS NON-    NON-       NON-    UNISEX
ISSUE AGE  TOBACCO     TOBACCO    TOBACCO  TOBACCO  TOBACCO    TOBACCO   TOBACCO    TOBACCO  TOBACCO     TOBACCO    TOBACCO  TOBACCO
------------------------------------------------------------------------------------------------------------------------------------
    78       51.12      51.13      51.14    50.85    52.36      52.37      52.39     51.81    51.36       51.37      51.39    51.04
------------------------------------------------------------------------------------------------------------------------------------
    79       50.95      50.96      50.97    50.71    52.17      52.18      52.21     51.64    51.20       51.20      51.22    50.90
------------------------------------------------------------------------------------------------------------------------------------
    80       50.79      50.80      50.81    50.58    51.99      52.00      52.02     51.47    51.03       51.04      51.05    50.76
------------------------------------------------------------------------------------------------------------------------------------
    81       50.62      50.63      50.68    50.49    51.81      51.82      51.80     51.26    50.85       50.86      50.91    50.64
------------------------------------------------------------------------------------------------------------------------------------
    82       50.46      50.46      50.56    50.40    51.63      51.64      51.61     51.09    50.69       50.70      50.77    50.54
------------------------------------------------------------------------------------------------------------------------------------
    83       50.30      50.30      50.45    50.31    51.44      51.46      51.42     50.92    50.52       50.53      50.64    50.44
------------------------------------------------------------------------------------------------------------------------------------
    84       50.14      50.14      50.33    50.22    51.25      51.28      51.22     50.74    50.36       50.37      50.51    50.33
------------------------------------------------------------------------------------------------------------------------------------
    85       49.97      49.97      50.17    50.08    51.06      51.09      50.98     50.47    50.19       50.20      50.34    50.17
------------------------------------------------------------------------------------------------------------------------------------

             STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

THE POLICY......................................................................     1
   The Policy...................................................................     1
   Non-Participation............................................................     1
   Our Right to Contest the Policy..............................................     1
   Misstatement of Age or Sex...................................................     1
   Suicide Exclusion............................................................     1
   Policyowner..................................................................     1
   Beneficiary..................................................................     1
   Assignment...................................................................     2
   Notification of Death........................................................     2
   Policy Termination...........................................................     2
   Reports to Owners............................................................     2

DEATH BENEFIT...................................................................     3
   Minimum Death Benefit........................................................     3
   Changing Death Benefit Options...............................................     3
   Payment Options for the Death Benefit and on Surrender.......................     3

LAPSE AND REINSTATEMENT.........................................................     4
   Risk of Policy Lapse.........................................................     4

TRANSFERS.......................................................................     4
   Dollar Cost Averaging........................................................     4
   Account Rebalancing..........................................................     5

THE VARIABLE ACCOUNT AND THE PORTFOLIOS.........................................     5
   Change in Subaccount Investment Policy.......................................     5
   Potential Conflicts of Interest..............................................     5

CHARGES AND DEDUCTIONS..........................................................     6
   Cost of Insurance Rates......................................................     6
   Charge Discounts for Sales to Groups and Affiliates..........................     6

SUPPLEMENTAL BENEFITS AND RIDERS................................................     6
   Adjustable Term Insurance Rider..............................................     6
   Accelerated Death Benefit Rider..............................................     7
   Disability Waiver of Monthly Deduction Rider.................................     8
   Disability Waiver of Monthly Payment Rider...................................     9
   Guaranteed Death Benefit Rider...............................................    11
   Other Insured Term Insurance Rider...........................................    11
   Paid-Up Life Insurance Rider.................................................    12

PERFORMANCE DATA................................................................    13
   Hypothetical Illustrations...................................................    13
   Yields and Total Returns.....................................................    13
   Money Market Subaccount Yields...............................................    14
   Total Returns................................................................    14

THE COMPANY AND THE FIXED ACCOUNT...............................................    15
   Information about the Company................................................    15
   Information about the Variable Account.......................................    15
   Safekeeping of Account Assets................................................    15
   Experts......................................................................    15
   Other Information............................................................    16
   Financial Statements.........................................................    16

ADDITIONAL INFORMATION..........................................................    16
   IMSA.........................................................................    16
   Policies Issued in Conjunction with Employee Benefit Plans...................    16
   Records......................................................................    16
   Services and Third Party Administration Agreements...........................    16
   Principal Underwriter........................................................    16
   Legal Matters................................................................    17

APPENDIX A - MAXIMUM MONTHLY EXPENSE CHARGES....................................   A-1

APPENDIX B - MAXIMUM SURRENDER CHARGES..........................................   B-1

INDEX TO FINANCIAL STATEMENTS...................................................   F-1

[OUTSIDE BACK COVER PAGE]

To learn more about the Policy, you should read the Statement of Additional Information (SAI). The table of contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, please call us toll-free at 1-800-905-1959 between the hours of 8 a.m. and 7 p.m. Eastern Time Monday through Friday, or write to us at our Variable Life Service Center at P.O. Box 105662, Atlanta, GA 30348-5662. We will send you a copy of the SAI within 3 days of receipt of your request.

You may also call us toll-free or write to us at the Variable Life Service Center if you wish to receive a copy of personalized illustrations of your Policy's death benefits, cash surrender values, and Policy Values, to request additional information about the Policy, and to ask questions about your Policy.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet e-mail (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.

                                   ACCUMULATOR

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1
                                  (REGISTRANT)
                                       OF
                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                                   (DEPOSITOR)

                                   HOME OFFICE
                          6201 POWERS FERRY ROAD, N.W.
                                ATLANTA, GA 30339

                          VARIABLE LIFE SERVICE CENTER
                                 P.O. BOX 105662
                           ATLANTA, GEORGIA 30348-5662
                       PHONE: 1 (800) 905-1959 (TOLL-FREE)
                        FAX: 1 (888) 670-4836 (TOLL-FREE)

                       STATEMENT OF ADDITIONAL INFORMATION
            FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

This Statement of Additional Information ("SAI") contains additional information regarding the individual flexible premium variable universal life insurance policy (the "Policy") offered by Canada Life Insurance Company of America (we, our, us, or the Company). This SAI is not a prospectus. It should be read together with the prospectus for the Policy dated May 19, 2003, and the prospectuses from the 30 Portfolios in which you may invest in the Policy.

You may obtain a free copy of the prospectus by writing or calling us at our address or toll-free phone number shown above. Terms in this SAI have the same meanings as in the prospectus for the Policy.

The date of this Statement of Additional Information is May 19, 2003.

TABLE OF CONTENTS

THE POLICY.............................................................................       1
   The Policy..........................................................................       1
   Non-Participation...................................................................       1
   Our Right to Contest the Policy.....................................................       1
   Misstatement of Age or Sex..........................................................       1
   Suicide Exclusion...................................................................       1
   Policyowner.........................................................................       1
   Beneficiary.........................................................................       1
   Assignment..........................................................................       2
   Notification of Death...............................................................       2
   Policy Termination..................................................................       2
   Reports to Owners...................................................................       2

DEATH BENEFIT..........................................................................       3
   Minimum Death Benefit...............................................................       3
   Changing Death Benefit Options......................................................       3
   Payment Options for the Death Benefit and on Surrender..............................       3

LAPSE AND REINSTATEMENT................................................................       4
   Risk of Policy Lapse................................................................       4

TRANSFERS..............................................................................       4
   Dollar Cost Averaging...............................................................       4
   Account Rebalancing.................................................................       5

THE VARIABLE ACCOUNT AND THE PORTFOLIOS................................................       5
   Change in Subaccount Investment Policy..............................................       5
   Potential Conflicts of Interest.....................................................       5

CHARGES AND DEDUCTIONS.................................................................       6
   Cost of Insurance Rates.............................................................       6
   Charge Discounts for Sales to Groups and Affiliates.................................       6

SUPPLEMENTAL BENEFITS AND RIDERS.......................................................       6
   Adjustable Term Insurance Rider.....................................................       6
   Accelerated Death Benefit Rider.....................................................       7
   Disability Waiver of Monthly Deduction Rider........................................       8
   Disability Waiver of Monthly Payment Rider..........................................       9
   Guaranteed Death Benefit Rider......................................................      11
   Other Insured Term Insurance Rider..................................................      11
   Paid-Up Life Insurance Rider........................................................      12

PERFORMANCE DATA.......................................................................      13
   Hypothetical Illustrations..........................................................      13
   Yields and Total Returns............................................................      13
   Money Market Subaccount Yields......................................................      14
   Total Returns.......................................................................      14

THE COMPANY AND THE FIXED ACCOUNT......................................................      15
   Information about the Company.......................................................      15
   Information about the Variable Account..............................................      15
   Safekeeping of Account Assets.......................................................      15
   Experts.............................................................................      15
   Other Information...................................................................      16
   Financial Statements................................................................      16

ADDITIONAL INFORMATION.................................................................      16
   IMSA................................................................................      16
   Policies Issued in Conjunction with Employee Benefit Plans..........................      16
   Records.............................................................................      16
   Services and Third Party Administration Agreements..................................      16
   Principal Underwriter...............................................................      16
   Legal Matters.......................................................................      17

APPENDIX A- MAXIMUM MONTHLY EXPENSE CHARGES............................................     A-1
APPENDIX B- MAXIMUM SURRENDER CHARGES..................................................     B-1
INDEX TO FINANCIAL STATEMENTS..........................................................     F-1

THE POLICY

THE POLICY

The entire contract is made up of the Policy, the application for the Policy, the application(s) to increase the face amount, to increase the Target Death Benefit Schedule, or to change the underwriting class, Policy Details page(s), any application for reinstatement of the Policy, any supplemental pages issued, and any riders or endorsements. We assume that the information you and the insured provide in any application is accurate and complete to the best of your knowledge. In the absence of fraud, all statements made in any application are deemed representations and not warranties. No statement will be used to contest this Policy or deny a claim unless it is contained in an application. Our representatives are not permitted to change this Policy or extend the time for making payments. Only an authorized officer of ours may change the provisions of this Policy, and then only in writing.

NON-PARTICIPATION

The Policy is not eligible for dividends and will not participate in our divisible surplus.

OUR RIGHT TO CONTEST THE POLICY

We will not contest this Policy after it has been in force during the insured's lifetime for two years from the Date of Issue or, if reinstated, for two years from the effective date of reinstatement. We will not contest any increase in the face amount or any increase to the Target Death Benefit Schedule once the increase has been in force during the insured's lifetime for two years following the effective date of the increase. Any contest that we make after a reinstatement or an increase in the face amount or Target Death Benefit Schedule will be limited to material statements made in the application for such reinstatement or increase.

MISSTATEMENT OF AGE OR SEX

If either the insured's date of birth or sex has been misstated, the proceeds payable under the Policy will be the amount that the most recent cost of insurance charge deducted would have purchased for the correct age and sex. We will not reduce the base death benefit to less than the minimum death benefit required by Federal law. No adjustment will be made if: (a) the insured dies after the final payment date; or (b) the last monthly cost of insurance charge was sufficient, using the correct age and sex, to purchase the net amount at risk in effect at the time such charge was taken.

SUICIDE EXCLUSION

If the insured commits suicide, while sane or insane, within two years of the Date of Issue, we will pay the beneficiary an amount equal to the sum of all payments, without interest, less any outstanding loan balance and partial withdrawals. Insurance coverage under this Policy and all riders will then terminate. If this Policy is reinstated, a new two-year exclusion period will begin on the effective date of the reinstatement unless prohibited by applicable state law.

If the insured commits suicide, while sane or insane, within two years of the effective date of an increase in the face amount or an increase to the Target Death Benefit Schedule, we will not recognize the increase. We will pay the beneficiary any death benefit amount not subject to a suicide exclusion period, plus an amount equal to the monthly expense charges and the cost of insurance charges associated with the increase. Insurance coverage under this Policy and all riders will then terminate.

POLICYOWNER

The insured is the Policyowner unless another person or entity (which could include a trust, corporation, partnership, etc.) is named as Policyowner in the application. You can exercise all rights under this Policy subject to the rights of any assignee and any irrevocable beneficiary. You may change the ownership of this Policy by sending a written request to us. When we receive the request the effective date of the change will be the date you sign the request. The change will not affect any payment made or action taken by us before we receive your request.

BENEFICIARY

The beneficiary is the person or persons to whom the death benefit is payable on the insured's death. Unless otherwise stated in the Policy, the beneficiary has no rights in the Policy before the insured dies. The beneficiary's interest will be affected by any assignment you make. If you assign this Policy as collateral, all or a portion of the death benefit will first be paid to the assignee; any money left over from the amount due the assignee will go to those otherwise entitled to it.

Your choice of beneficiary, as stated in the application, may be revocable or irrevocable. You may change a revocable beneficiary by written request; but an irrevocable beneficiary must agree to any change in writing. You will also need an irrevocable beneficiary's permission to exercise other rights and options granted by this Policy. Unless you have asked otherwise, this Policy's beneficiary will be revocable.

Any change of the beneficiary must be requested before the date of death of the insured and while the Policy is in force. When we receive your request the change will take place on the date the request is signed. Any rights created by the change will be subject to any payments made, or actions taken, before we receive the written request.

If more than one beneficiary is alive when the insured dies, we will pay each beneficiary in equal shares, unless you have designated otherwise.

If a beneficiary dies before the insured, his or her interest in this Policy will pass to any surviving beneficiaries in proportion to their share in the death benefit, unless you have designated otherwise. If all beneficiaries die before the insured, the death benefit will pass to you or your estate.

ASSIGNMENT

You may change the ownership of this Policy by sending a written request to us at the Variable Life Service Center at any time while the insured is living and the Policy is in force. An absolute assignment will transfer ownership of the Policy from you to another person called the assignee. You may also assign this Policy as collateral to an assignee. The limitations on your ownership rights while a collateral assignment is in effect are specified in the assignment.

We are not bound by an assignment or release thereof, unless it is in writing and recorded at the Variable Life Service Center. When recorded, the assignment will take effect on the date the written request was signed. Any rights the assignment creates will be subject to any payments we made or actions we took before the assignment is recorded. We are not responsible for determining the validity of any assignment or release. AN ASSIGNMENT MAY HAVE TAX CONSEQUENCES.

NOTIFICATION OF DEATH

The death of the insured and/or the Policyowner(s) must be filed with us immediately, and we will require due proof of death satisfactory to us. We will compute the death benefit as of the date of death of the insured.

POLICY TERMINATION

Your Policy will terminate on the earliest of:

-    the end of a 62-day grace period without a sufficient payment;

-    the date the insured dies; or

-    the date you surrender your Policy.

REPORTS TO OWNERS

We will mail a report to you at your last known address at least once a year without charge. This report will provide the following information.

-    the period covered by the report;

-    your current death benefit;

-    your current net payment allocations;

-    your Policy Values in each Subaccount and in the Fixed Account;

-    your Policy Value if you surrender the Policy;

- any payments and withdrawals made by you and the monthly deductions by us since the last report;

-    any outstanding loan balance amount;

-    your cash surrender value; and

-    any other information required by law.

We will also send you confirmation of each financial transaction including:

-    payments;

-    transfers;

-    loans and loan repayments

-    partial withdrawals;

-    surrenders; and

-    any other transactions requiring confirmation under applicable law.

We will send you a semi-annual report containing the financial statements of each Portfolio in which you are invested.

DEATH BENEFIT

MINIMUM DEATH BENEFIT

To qualify as "life insurance" under the Federal tax laws, this Policy must provide a minimum death benefit. The minimum death benefit will be determined as of the date of death of the insured. Under current Federal tax law, either the "Guideline Premium/Cash Value Corridor" test or the "Cash Value Accumulation" test may be used to determine whether the Policy qualifies as "life insurance" under the Code.

The "Guideline Premium/Cash Value Corridor" test limits the dollar amount of payments you may make under a policy; no such limits apply under the "Cash Value Accumulation" test. The factors used to determine the minimum death benefit applicable to a given Policy Value are different under the two tests.

You must elect one of the tax tests at the time of application for the Policy. You may not change tests. If you select the "Guideline Premium/Cash Value Corridor" test, you may elect either Death Benefit Option 1 or Death Benefit Option 2. If you elect the "Cash Value Accumulation" test, Death Benefit Option 3 must apply. YOU SHOULD CONSULT A QUALIFIED TAX ADVISER IN CHOOSING BETWEEN THE "GUIDELINE PREMIUM/CASH VALUE CORRIDOR" AND THE "CASH VALUE ACCUMULATION" TESTS AND IN CHOOSING A DEATH BENEFIT OPTION.

If Death Benefit Option 1 or Death Benefit Option 2 is in effect, the minimum death benefit is computed by multiplying the Policy Value as of the date of the insured's death by a percentage factor for the insured's age, as set forth in Appendix A of the prospectus. (The factors set forth in Appendix A of the prospectus reflect the requirements of the "Guideline Premium/Cash Value Corridor Death Benefit" test set forth in the Federal tax laws.) If Death Benefit Option 3 is in effect, the minimum death benefit is computed by multiplying the Policy Value as of the date of the insured's death by a percentage for the insured's age, sex and underwriting class, as set forth in Appendix B of the prospectus. (The factors set forth in Appendix B of the prospectus reflect the requirements of the "Cash Value Accumulation" test set forth in Federal tax laws.) The minimum death benefit factors will be adjusted to conform to any changes in Federal tax laws.

CHANGING DEATH BENEFIT OPTIONS

Changing the death benefit option may result in a change in face amount. If you change from Death Benefit Option 1 to Death Benefit Option 2, the face amount following the change will be equal to the face amount immediately prior to the change minus the Policy Value as of the date of the change. If you change from Death Benefit Option 2 to Death Benefit Option 1, the face amount following the change will be equal to the face amount immediately prior to the change plus the Policy Value as of the date of the change. You may not change your death benefit option if the change would reduce the face amount to less than $50,000.

Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. YOU SHOULD CONSULT A TAX ADVISER BEFORE CHANGING DEATH BENEFIT OPTIONS.

PAYMENT OPTIONS FOR THE DEATH BENEFIT AND ON SURRENDER

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy other than in a lump sum. If you make no election, the beneficiary may elect a payment option when the proceeds become payable. None of these options vary with the investment performance of the Variable Account.

Even if the death benefit under the Policy is excludible from income, proceeds received under the payment options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and proceeds under the payment options generally include such earnings. YOU SHOULD CONSULT A TAX ADVISER AS TO THE TAX TREATMENT OF PAYMENTS UNDER THE PAYMENT OPTIONS.

The amount paid under any one option for any one payee must be at least $5000, or the proceeds will be paid in one lump sum. The periodic proceeds for one payee must be at least $50.

OPTION 1: LIFE         -   Proceeds will be paid in equal amounts each month,
INCOME                     in advance, during the payee's lifetime. The amount
                           of each payment will be determined from the Table of Payments (located in your Policy) on the basis of $1000 net proceeds, using the payee's age on the nearest birthday at the due date of the first payment.

OPTION 2: MUTUAL       -   Proceeds will be paid according to terms agreed to
AGREEMENT                  by the beneficiary and us.

You must notify us in writing of an election of an option and any revocation or change of that option at our Variable Life Service Center. You may change the payment option at any time before the death benefit becomes payable. For more detailed information concerning these payment options, please call our Variable Life Service Center.

LAPSE AND REINSTATEMENT

RISK OF POLICY LAPSE

During the Minimum Payment Period, if both your Minimum Payment Period requirement is not met and if your Policy Value, less any surrender charge and any outstanding loan balance, on a monthly processing day is less than the monthly deduction due, your Policy will enter a 62-day grace period.

After the Minimum Monthly Period, if your Policy Value, less any surrender charge and any outstanding loan balance, on a monthly processing day is less than the monthly deduction due, your Policy will enter a 62-day grace period. We will mail a notice of termination to the last known address of you and any assignee. If you do not make sufficient payment within the 62-day grace period after this notice is mailed, the Policy will terminate with no value. After the final payment date, you may not make a payment to prevent lapse. To prevent lapse, you may only submit a loan repayment. You may reinstate the Policy, provided certain conditions are met.

TRANSFERS

DOLLAR COST AVERAGING

You may elect to participate in a dollar cost averaging ("DCA") program at no charge. DCA is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your net payments into the Subaccounts over a period of time by systematically and automatically transferring, on a monthly or other periodic basis, specified dollar amounts of at least $100 from any selected Subaccount or the Fixed Account (either, a "source account") to any other Subaccount(s) or the Fixed Account. This allows you to potentially reduce the risk of investing most of your net payments into the Subaccounts at a time when prices are high.

We do not assure the success of this strategy, and we cannot guarantee that DCA will result in a profit to you or will protect you against loss.

To initiate DCA, we must receive your written request either in the application or on a form required by us. Once you have elected DCA, we will process transfers until one of the following occurs:

-    the balance of the source account is less than the specified DCA amount;

-    we receive your written revocation of DCA; or

-    we discontinue the service.

This option is not available on the 29th, 30th or 31st of each month.

We may modify, suspend, or discontinue the DCA program at any time upon 30 days' written notice to you. You can obtain more detailed information concerning our DCA program from our Variable Life Service Center.

ACCOUNT REBALANCING

You may elect to participate in the account rebalancing program in the application or by later completing a form required by us. Under the account rebalancing program, we will periodically transfer your Policy Value in the Subaccounts to maintain a particular percentage allocation among the Subaccounts. (Policy Value in the Fixed Account is not available for this program.) Policy Value allocated to each Subaccount will grow or decline in value at different rates. The account rebalancing program automatically reallocates the Policy Value in the Subaccounts at the end of each (monthly, quarterly, semi-annual, or annual) period to match your Policy's currently effective payment allocation schedule.

The account rebalancing program will transfer Policy Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). Over time, this method of investing may help you buy low and sell high. The account rebalancing program does not guarantee gains, nor does it assure that you will not have losses or that you will meet your financial goals.

You may cancel account rebalancing upon written request. We may modify, suspend, or discontinue the account rebalancing program at any time and for any reason, upon 30 days written notice to you. You can obtain more detailed information concerning our account rebalancing program from our Variable Life Service Center.

There is no charge for this feature.

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

CHANGE IN SUBACCOUNT INVESTMENT POLICY

If the investment policy of a Subaccount is materially changed, you may transfer the portion of the Policy Value in that Subaccount to another Subaccount or to the Fixed Account without a transfer charge and without having the transfer count toward the 12 transfers permitted without charge during a Policy Year.

POTENTIAL CONFLICTS OF INTEREST

In addition to the Variable Account, the Portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Portfolios simultaneously. Although neither we nor the Portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each Portfolio's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (1) changes in state insurance laws; (2) changes in Federal income tax laws; or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

If a Portfolio's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined Portfolio.

The Portfolios may also sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners of this Policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Portfolio as an investment option under the Policies or replacing the Portfolio with another portfolio.

CHARGES AND DEDUCTIONS

COST OF INSURANCE RATES

The underwriting class of the insured will affect the cost of insurance rate. We place insureds into one of the following underwriting classes: youth, preferred plus non-tobacco, preferred non-tobacco, standard non-tobacco, and tobacco. Insureds in the youth underwriting class have the lowest cost of insurance rate, followed by insureds in the preferred plus non-tobacco underwriting class, preferred non-tobacco underwriting class, standard non-tobacco class, and tobacco underwriting class. In addition, the cost of insurance rates for the standard non-tobacco and the tobacco underwriting classes may be increased if the insured has been assigned extra ratings.

Extra ratings are additional charges that we assess on Policies insuring individuals considered to have higher mortality risks based on our underwriting standards and guidelines. We may assess a flat extra premium for each $1000 of the base Policy face amount and the rider face amount if the insured has a hazardous occupation or avocation, or certain physical impairments of a temporary nature. We may assess a substandard table extra if the insured is physically impaired.

CHARGE DISCOUNTS FOR SALES TO GROUPS AND AFFILIATES

The amount of surrender charges may be reduced or waived when the Policies are to be sold to an individual or a group of individuals in such a manner that results in savings of sales and/or administrative expenses. Such charge also may be waived when a Policy is issued to an officer, director, employee, registered representative or relative thereof of: the Company; the Canada Life Assurance Company; any selling broker-dealer; or any of their affiliates.

Generally, we reduce or waive charges based on a number of factors, including:

-    the number of insureds;

-    the size of the group of purchasers;

-    the total payments expected to be paid;

-    the total assets under management for the Policyowner;

-    the nature of the relationship among individual insureds;

-    the purpose for which the Policies are being purchased;

-    the expected persistency of individual Policies; and

- any other circumstances rationally related to the expected reduction in expenses.

In no event will we permit a reduction or waiver of the surrender charge if such reduction or waiver will be discriminatory to any person.

SUPPLEMENTAL BENEFITS AND RIDERS

ADJUSTABLE TERM INSURANCE RIDER

Under the Adjustable Term Insurance Rider, you may supplement your base death benefit with adjustable term insurance so that the death benefit payable under the Policy will equal the Target Death Benefit shown in the Target Death Benefit Schedule you select (that is, the sum of the base death benefit amount under the Policy, plus the death benefit under the Adjustable Term Insurance Rider). The amount of term insurance provided by the rider is recalculated daily and equals the difference between the Target Death Benefit and the base death benefit. In the event that the base death benefit equals or exceeds the Target Death Benefit, the term insurance benefit will not be less than zero. You may add this rider at any time.

The rider has its own cost of insurance rate and is deducted from the Policy Value as part of the monthly deduction. The rider charge is calculated by multiplying (a) times (b) where

(a) equals the term rider death benefit on each monthly processing date, divided by 1,000; and

(b) equals the monthly cost of insurance rate for the rider.

FEATURES OF THE ADJUSTABLE TERM  -  The insured and beneficiary under this
INSURANCE RIDER                     rider are the same insured and beneficiary
                                    named under the Policy.

                                 -  We do not assess a surrender charge on
                                    this Policy.

                                 -  This rider has no cash or loan value

CONDITIONS FOR CHANGING THE      -  After the first Policy Year, you may
TARGET DEATH BENEFIT SCHEDULE       request an increase or decrease in the
                                    Target Death Benefit once per Policy Year.

                                 - The insured must be alive and the Policy must be in force

                                 - Your request must be made in writing and is subject to our general underwriting rules and limits at the time of the change

                                 -  A request for an increase must be made
                                    before the insured reaches age 86.

                                 - A request requires satisfactory evidence of insurability

                                 -  If we approve an increase in the Target
                                    Death Benefit Schedule, we will
                                    automatically increase the face amount of the Base Policy (and the amount of your minimum monthly payment if the increase is in the first 48 Policy Months) unless you specifically request that the increase apply only to the term rider

                                 - Any application for the increase will be made a part of the Policy

                                 -  Any increase or decrease will become
                                    effective as of the monthly processing date on or next following the date we approve the request.

                                 -  We will provide you will a new Target
                                    Death Benefit Schedule reflecting the
                                    change.

EFFECT OF A CHANGE IN FACE       -  If you decrease the face amount of the
AMOUNT ON THE TARGET DEATH          Policy, we will decrease the scheduled
BENEFIT SCHEDULE:                   Target Death Benefit amount in the year of
                                    the decrease and for all years thereafter by the same amount

                                 -  The term amount will be the same,
                                    immediately before and after the decrease in the Policy's face amount.

                                 -  If you increase the face amount of the
                                    Policy, we will automatically increase the scheduled Target Death Benefit amount in the year of the increase and for all years after by the same amount unless you request otherwise

                                 -  If you request that the Target Death
                                    Benefit amount not be increased, we will decrease the benefit amount by the amount of the increase in the face amount of the Policy.

                                 -  We will provide you with a new Target
                                    Death Benefit schedule reflecting any
                                    change.

The Adjustable Term Insurance Rider terminates on the earlier of:

- the monthly processing date on, or next following, our receipt of your signed written request to cancel this rider;

- the date the Policy lapses, is surrendered, or otherwise is no longer in force; or

-    the final payment date.

If this rider is terminated or canceled, you may reinstate the rider at anytime before the final payment date of the Policy and according to the reinstatement provisions of the Policy.

ACCELERATED DEATH BENEFIT RIDER

Under the Accelerated Death Benefit Rider, we provide the insured with a portion of the present value of the death benefit in a stream of payments under either the terminal illness option or the nursing home option. To receive this benefit while the Policy is in force, you must: (a) provide written consent from any collateral assignee, irrevocable beneficiary and the insured (if the Policyowner is not the insured); and (b) provide satisfactory proof to us that the insured qualifies for either the terminal illness option or the nursing home option (described below). If the insured dies before all of the accelerated death benefit has been paid, we will pay the beneficiary in one lump sum the present value of the remaining payments due under the rider reduced by the interest rate we use to determine those payments. You may elect this rider at any time. The tax consequences associated with requesting a payment under this rider are unclear. See "Federal Tax Considerations" in the prospectus.

If you elect to receive an accelerated death benefit under the terminal illness option:

- You must provide proof of claim satisfactory to us that the insured's life expectancy is 12 months or less;

- You may elect to receive equal monthly payments for 12 months (you may also choose to receive an amount equal to the accelerated death benefit in a lump sum); and

- We guarantee that each payment (under the 12 month payment plan) will be at least $85.21 for each $1,000 of accelerated death benefit provided (assuming an annual interest rate of 5%).

If you elect to receive an accelerated death benefit under the nursing home option:

- You must provide proof satisfactory to us that (1) the insured is confined to an eligible nursing home and has been confined there continuously for the preceding six months; and (2) the insured is expected to remain in the nursing home until death.

- You may elect level monthly payments for a specified number of years shown in the rider (or another longer period acceptable to us).

- For each $1,000 of accelerated death benefit, each payment will be at least the minimum amount shown in the rider, which assumes an annual interest rate of 5%.

- If you elect a longer payment period, we will reduce monthly payments so that the present value of the monthly payments for the longer payment period is equal to the present value of the payments for the period shown in the table, calculated at an interest rate of at least 5%.

Exercising the Accelerated Death Benefit Rider will have the following effect on your Policy:

- We will reduce the death benefit by any rider benefit as of the monthly processing date following the date of the written request.

- We will reduce your Policy Value the same proportion as the reduction in the death benefit.

- We will also decrease or eliminate the face amount by any rider benefit in the following order: (a) first, the

- most recent increase; (b) second, the next most recent increases successively; and (c) last, the initial face amount.

- We will waive any surrender charge due to the exercise of this rider equaling: (a) the surrender charge applicable to any increased face amount, which is eliminated in the order set forth above; plus (b) a pro-rata share of the surrender charge applicable to a partial reduction in an increase or in the initial face amount.

DISABILITY WAIVER OF MONTHLY DEDUCTION RIDER

Under the Disability Waiver of Monthly Deduction Rider, we will waive the monthly deduction due under the Policy during periods of total disability if certain conditions are met. To exercise the rider, you must provide written notice of claim of the insured's total disability and evidence that the total disability:

-    began while this rider was in force,

-    began before the Policy Anniversary nearest the insured's age 65, and

-    that the disability has continued for at least four months.

The rider will not be exercised if the total disability results, indirectly or directly, from:

- (a) an act of war, whether such war is declared or undeclared, and the insured is a member of the armed forces of a country or combination of countries; or

- (b) any bodily injury occurring or disease first manifesting itself prior to the effective date of this rider.

However, we will not deny a claim for total disability commencing after two years from the effective date on the ground that the disease or impairment not excluded from coverage by name or specific description existed prior to the effective date of this rider.

WRITTEN NOTICE OF CLAIM. You must send any written notice of claim to our Variable Life Service Center during the lifetime of the insured, while the insured is totally disabled, and not later than 12 months after this rider terminates. Proof of claim must be sent to the Variable Life Service Center no later than 6 months after the written notice of claim. If you fail to give notice and proof of claim within the required time period, we will not void or reduce any claim if you can show that you gave notice and proof as soon as reasonably possible.

TERMINATION. This rider also will terminate on the first of the following to occur:

-    the Policy lapses or terminates;

- the day before the Policy Anniversary nearest age 65, except as provided in the benefit provision;

-    you fail to provide proof of total disability at our request; or

-    end of the Policy Month following a request for termination.

CHARGES. Charges for this rider are paid as a part of the monthly deduction charges due under the Policy. The monthly charge is the waiver charge shown in the cost of insurance charge table in the rider multiplied by the lesser of: (a) the monthly deduction due under the Policy, including charges for any attached riders; or (b) the maximum monthly deduction waiver amount shown on the maximum monthly waiver of payment benefit table in the rider.

AN INSURED HAS A TOTAL           -  Occupation means either
DISABILITY IF THE INSURED IS
UNABLE TO ENGAGE IN AN              -  attendance at school if the insured is
OCCUPATION AS A RESULT OF              not old enough to legally end his or her
DISEASE OR BODILY INJURY AS            formal education; or
FOLLOWS:
                                    -  otherwise during the first 60 months of
                                       disability, the occupation of the insured when such disability began; and thereafter, any occupation for which the insured is or becomes reasonably fitted by training, education

                                 - Total loss of the following as a result of disease or bodily injury shall be deemed total disability:

                                    -  hearing in both ears;

                                    -  the sight of both eyes;

                                    -  the use of both hands;

                                    -  the use of both feet; or

                                    -  the use of one hand and one foot.

CONDITIONS FOR ACCEPTING THE     -  The benefit will begin with the Policy
BENEFIT                             Month following the date total disability
                                    begins.

                                 -  We will not provide a benefit for any
                                    period more than one year prior to the date we receive written notice of claim.

                                 - If the insured's total disability occurs before the Policy Anniversary nearest age 60, the benefit will end when the total disability ends.

                                 - If the total disability occurs on or after the Policy Anniversary nearest age 60, the benefit will continue during total disability, but will not continue beyond the Policy Anniversary nearest age 65 or two years, whichever is longer.

                                 - The benefit will cease on the next monthly processing date following the end of a period of total disability.

                                 -  The monthly deduction amount waived may
                                    not exceed the amount shown in the maximum monthly deduction benefit table shown in the rider.

DISABILITY WAIVER OF MONTHLY PAYMENT RIDER

This rider provides that, during periods of total disability, we will credit to the Policy Value on each monthly processing date the monthly waiver of payment benefit amount shown in the Policy Details pages. To exercise the rider, you must provide written notice of claim of the insured's total disability and evidence that the total disability:

-    began while this rider was in force,

-    began before the Policy Anniversary nearest the insured's age 65, and

-    that the disability has continued for at least four months.

The rider will not be exercised if the total disability results, indirectly or directly, from:

- an act of war, whether such war is declared or undeclared, and the insured is a member of the armed forces of a country or combination of countries; or

- any bodily injury occurring or disease first manifesting itself prior to the effective date of this rider.

However, we will not deny a claim for total disability commencing after two years from the effective date on the ground that the disease or impairment not excluded from coverage by name or specific description existed prior to the effective date of this rider.

WRITTEN NOTICE OF CLAIM. You must send any written notice of claim to our Variable Life Service Center during the lifetime of the insured, while the insured is totally disabled, and not later than 12 months after this rider terminates. Proof of claim must be sent to the Variable Life Service Center no later than 6 months after the written notice of claim. If you fail to give notice and proof of claim within the required time period, we will not void or reduce any claim if you can show that you gave notice and proof as soon as reasonably possible.

TERMINATION. This rider also will terminate on the first of the following to occur:

-    the Policy lapses or terminates;

- the day before the Policy Anniversary nearest age 65, except as provided in the benefit provision;

-    you fail to provide proof of total disability at our request; or

-    end of the Policy Month following a request for termination.

CHARGES. Charges for this rider are paid as a part of the monthly deduction charges due under the Policy. The monthly charge is the waiver charge shown in the cost of insurance charge table multiplied by the lesser of: (a) one-half of the waiver of payment benefit shown on the rider details pages; or (b) the maximum waiver of payment benefit amount shown on the maximum monthly waiver of payment benefit table.

AN INSURED HAS A TOTAL           -  Occupation means either
DISABILITY IF THE INSURED IS
UNABLE TO ENGAGE IN AN              -  attendance at school if the insured is
OCCUPATION AS A RESULT OF              not old enough to legally end his or her
DISEASE OR BODILY INJURY AS            formal education; or
FOLLOWS:
                                    -  otherwise during the first 60 months of
                                       disability, the occupation of the insured when such disability began; and thereafter, any occupation for which the insured is or becomes reasonably fitted by training, education

                                 - Total loss of the following as a result of disease or bodily injury shall be deemed total disability:

                                    -  hearing in both ears;

                                    -  the sight of both eyes;

                                    -  the use of both hands;

                                    -  the use of both feet; or

                                    -  the use of one hand and one foot.

CONDITIONS FOR ACCEPTING THE     -  The effective date of the rider or any
BENEFIT                             increase in benefit is the monthly
                                    processing date that we approve the benefit or increase in benefit The benefit will cease on the next monthly processing date following the end of a period of total disability.

                                 - If the insured's total disability occurs before the Policy Anniversary nearest age 60, the benefit will end when the total disability ends.

                                 - If the total disability occurs on or after the Policy Anniversary nearest age 60, the benefit will continue during total disability, but will not continue beyond the Policy Anniversary nearest age 65 or two years, whichever is longer.

                                 - You may change the amount of the benefit by written request if the insured is under age 60.

                                 - An increase in the benefit is subject to evidence of insurability satisfactory to us, payment of the amount needed to keep the Policy in force if the cash surrender value is less than the charges due under the Policy, and the benefits limits set forth in the maximum monthly waiver of payment benefit table in the rider.

                                 -  Any benefits that exceed the limits set
                                    forth in the table will be reduced.

GUARANTEED DEATH BENEFIT RIDER

If you elect the Guaranteed Death Benefit Rider and meet the conditions of the rider, we guarantee:

- that your Policy will not lapse, regardless of the investment performance of the Subaccounts; and

- that you will receive a minimum death benefit if the insured dies after the final payment date.

We will deduct from your Policy Value a one-time administrative charge of $25 when you elect the rider.

If your Policy Value is less than your monthly deduction, we will apply your entire Policy Value toward the monthly deduction.

This rider does not protect against lapse if the outstanding loan balance exceeds your Policy Value.

If the rider is in effect after the final payment date, the death benefit will be the greater of: (a) the face amount in effect on the final payment date minus any outstanding loan balance on the insured's date of death; or (b) the Policy Value on the insured's date of death minus any outstanding loan balance on the insured's date of death.

GUARANTEED DEATH BENEFIT MINIMUM PAYMENT TEST. On each Policy Anniversary, your Policy must meet the Guaranteed Death Benefit Minimum Payment Test or the rider will terminate. The Guaranteed Death Benefit Minimum Payment Test is met if (a) is greater than (b) where:

(a) is your total payments, less any withdrawals, partial withdrawal charges (excluding the transaction fee) and less any outstanding loan balance which is classified as a preferred loan; and

(b) is the sum of the minimum Guaranteed Death Benefit Minimum Payments in effect from the Policy Date to that Policy Anniversary. The Guaranteed Death Benefit Minimum Payment amount is shown on your latest Policy Details pages.

THE GUARANTEED DEATH BENEFIT     -  The cash surrender value, due to the
RIDER WILL TERMINATE IF:            outstanding loan balance, is insufficient to
                                    cover the monthly deduction due

                                 - You fail to meet the requirements of the Guaranteed Death Minimum Payment Test

                                 -  You make a Policy change that causes a
                                    negative guideline level premium

                                 -  You change from Death Benefit Option 2 to
                                    Death Benefit Option 1 within 5 years of the final payment date; and

                                 -  You request a partial withdrawal or
                                    preferred loan after the final payment date.

Certain transactions, including taking any preferred loans, taking partial withdrawals, underwriting reclassifications, changing the face amount or Target Death Benefit Schedule, and changing the death benefit option, can result in the termination of the rider.

You may cancel this rider at any time. If this rider is terminated, it cannot be reinstated.

The amount of payments necessary to keep the rider in effect can be immense and due over a long period of time. Termination or cancellation of the rider may put the Policy at risk of lapse. It is possible that the cash surrender value will not be sufficient to keep the Policy in force on the first monthly processing date following the date the rider terminates. You may be required to pay additional payment to keep the Policy in force. You will never have to pay more than the surrender charge plus three monthly deductions to keep the Policy from lapsing.

OTHER INSURED TERM INSURANCE RIDER

While the Other Insured Term Insurance Rider is in force, we will provide a term insurance benefit for up to five other insureds if the insured dies before his or her term insurance expiration date. You may add this rider at any time, subject to the then current underwriting standards and issue age constraints. This rider will terminate when the Policy lapses or you submit written notice that you want to cancel the rider. Term insurance for each other insured will terminate on that other insured's term expiration date or when insurance coverage begins for an other insured under the conversion provisions of the rider.

CHARGES. Charges for this rider are paid as part of the monthly cost of insurance charges under the Policy. The rates for this fee vary by sex, underwriting class, risk class, and rider amount. The maximum charges for each other insured are shown in each other insured's policy details pages. We may reset the fee for this rider annually.

INCREASE OR DECREASE OF TERM INSURANCE. You may increase or decrease the amount of term insurance of the other insureds under age 81 by written request during the lifetime of the other insured. You may not increase or decrease the amount of term insurance for less than our minimum limit in effect on the date of the request.

To increase the amount of term insurance, you and the other insured must provide us with a completed application, a $50 transaction charge, and the amount needed to keep the Policy in force, if necessary. The increased amount of term insurance will become effective on the first monthly processing date on or following the date all of the requirements are met.

To decrease the amount of term insurance, you must send in a written request. The decrease will become effective on or following the monthly processing date after we receive your written request. Term insurance will be decreased in the following order: first, the most recent increase; second, the next most recent increases successively; and last, the original amount of term insurance.

CONVERSION. You may convert the term insurance on the life of an other insured under age 71 while the other insured is still alive and this rider is in force. The new policy will be a flexible premium variable life insurance policy. The new policy will be issued on the life of the other insured only, for the same underwriting class that applies to the other insured under this rider, and at the other insured's age and for the cost of insurance rates in use on the date of issue of the new policy. Term insurance for the other insured ends when coverage under the new policy begins.

If the insured dies while the Policy and the rider are in force, you may convert any other insured within 90 days after the insured's death. Term insurance will continue on the life of each covered other insured during the conversion period. The term insurance will begin on the date of the insured's death and will end on the first to occur of the expiration of the conversion period or the date of issue of the conversion policy.

PAID-UP LIFE INSURANCE RIDER

If you elect this rider, once the insured has reached age 75 and the Policy has been in force for at least 15 years, the Policy will become paid-up life insurance provided certain conditions are met. Once the rider is automatically exercised, the Policy will never lapse and the beneficiary will receive a minimum death benefit. On the exercise date, the paid-up life insurance amount will be the value of (a) times (b) where:

(a) equals the Policy Value as of the exercise date minus the 3% rider charge (4% if you have selected Death Benefit Option 3), and

(b) equals the minimum death benefit factor for the insured's age as of the exercise date shown in your Policy Details Pages.

WHEN ALL OF THE FOLLOWING        -  The insured is at least age 75
OCCUR, THE PAID-UP LIFE
INSURANCE RIDER WILL BE          -  The outstanding loan balance is at least
EXERCISED AUTOMATICALLY ON OR       95% of the Policy Value
THE NEXT FOLLOWING MONTHLY
PROCESSING DATE:                 -  The outstanding loan balance equals or
                                    exceeds the face amount of the Policy

                                 -  The Policy has been in force for a least
                                    15 Policy Years; and

                                 -  The total amount of partial withdrawals
                                    equals or exceeds the total payments paid.

WHEN THE RIDER IS EXERCISED,     -  Any Policy Value invested in a Subaccount
THE FOLLOWING WILL OCCUR:           will be transferred to the Fixed Account

                                 - You will not longer be allowed to invest in, or transfer amounts, to the Subaccounts;

                                 - If Death Benefit Option 2 is in effect, we will convert your Policy to Death Benefit Option 1. You will not be allowed to make any further changes to the death benefit option.

                                 - You will no longer be allowed to make any loan payments.

                                 -  The outstanding loan balance remains in
                                    effect and we will continue to assess a loan interest charge on the balance.

                                 -  You may not take any more loans.

                                 -  No further monthly deductions will be
                                    made.

                                 - You may not make any payments or partial withdrawals.

                                 -  You may not make any Policy changes.

                                 -  All riders will be terminated.

                                 -  The death benefit will be the greater of:
                                    the paid-up life insurance amount minus the outstanding loan balance; or the Policy Value on the date of death multiplied by the minimum death benefit factor for the insured's age as of the insured's date of death.

                                 -  The remaining outstanding loan balance
                                    will be deducted from the death benefit.

TERMINATION. This rider will terminate on the earlier of the final payment date or the monthly processing date on or next following the date we receive your written request to terminate the rider. Once you cancel or terminate this rider, it may not be reinstated.

TAX RISKS. Anyone contemplating the purchase of the Policy with the Paid-Up Life Insurance Rider should be aware that the tax consequences of the rider have not been ruled on by the IRS or the courts and it is possible that any outstanding loan balance could be treated as a taxable distribution when the rider takes effect. YOU SHOULD CONSULT A TAX ADVISER AS TO THE TAX RISKS ASSOCIATED WITH THE PAID-UP LIFE INSURANCE RIDER.

PERFORMANCE DATA

HYPOTHETICAL ILLUSTRATIONS

In order to demonstrate how the actual investment performance of the Portfolios could have affected the death benefit, Policy Value, and cash surrender value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each Portfolio since its inception. THESE HYPOTHETICAL ILLUSTRATIONS ARE DESIGNED TO SHOW THE PERFORMANCE THAT COULD HAVE RESULTED IF THE POLICY HAD BEEN IN EXISTENCE DURING THE PERIOD ILLUSTRATED AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE.

YIELDS AND TOTAL RETURNS

From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance. Effective yields and total returns for a Subaccount are based on the investment performance of the corresponding Portfolio. A Portfolio's performance reflects the Portfolio's expenses. For more information concerning a Portfolio's performance and expenses, see the prospectuses for the Funds.

We may compare performance information in reports and promotional literature to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), the Dow Jones Industrial Average ("DJIA"), the Shearson Lehman Aggregate Bond Index, other unmanaged indices of unmanaged securities widely regarded by investors as representative of the securities markets, other groups of variable life separate accounts or other investment products tracked by Lipper Inc., other services, companies, publications, or persons such as Morningstar, Inc., who rank the investment products on performance or other criteria, and The Consumer Price Index. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administrative charges, separate account charges and fund management costs and expenses. In advertising, sales literature, publications or other materials, we may give information on various topics of interest to Policyowners and prospective Policyowners. These topics may include: the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, DCA, asset allocation and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical payment and investment scenarios, financial management and tax and retirement planning, investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policies and the characteristics of and market for the financial instruments.

At times, we may also show the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), and Standard & Poor's Insurance Rating Services ("S&P"). A.M. Best's and Moody's ratings reflect their current opinion of our relative financial strength and operating performance in comparison to the norms of the life/heath insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues but do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Portfolios.

MONEY MARKET SUBACCOUNT YIELDS

The current yield of the Fidelity VIP Money Market Subaccount refers to the annualized investment income generated by an investment in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment; it is calculated in a manner which does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the underlying Portfolio or on its Portfolio securities.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Policy having a balance of one accumulation unit in the Fidelity VIP Money Market Subaccount at the beginning of the period, dividing the net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient based on the number of days in a Policy Year. The net change in account value reflects: (1) net investment income of the Portfolio attributable to the hypothetical account; and (2) common charges and deductions (as explained below) imposed under the Policy which are attributable to the hypothetical account.

The effective yield of the Fidelity VIP Money Market Subaccount determined on a compounded basis for the same seven-day period may also be quoted. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The Fidelity VIP Money Market Subaccount's yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the underlying Portfolio, the types of quality of portfolio securities held by the underlying Portfolio, and the underlying Portfolio's operating expenses.

During extended periods of low interest rates, the yields of any Subaccount investing in a money market portfolio may also become extremely low and possibly negative. Yields on amounts held in the Fidelity VIP Money Market Subaccount may also be presented for periods other than a seven-day period.

TOTAL RETURNS

We may show average annual total return performance information based on the periods that the underlying Portfolios have been in existence, adjusted to reflect certain Policy fees and charges. The total return of a Subaccount refers to return quotations assuming an investment under a Policy has been held in the Subaccount for various periods of time. The results for any period prior to the Policies and interests in the Subaccounts being offered will be calculated as if the Policies and interests in the Subaccounts had been offered during that period of time, reflecting only those charges assumed to apply to all Policyowners. However, charges such as cost of insurance charges, monthly expense charges, and surrender charges, which are based on the insured's sex, age, and underwriting class and which therefore vary with each Policy, are not reflected in the rates of return. IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER. These rates of return are not estimates, projections or guarantees of future performance. In the future, we may show total return and average annual total return performance information based on the periods that the Subaccounts have been in existence.

We may also show average annual total return performance information based on the periods that the underlying Portfolios have been in existence, after deducting total underlying Portfolio expenses and all common charges except the payment expense charge. The payment expense charge equals 6.0% of each payment made under the Policy, and is composed of a 2.0% premium tax charge, a 1.0% deferred acquisition costs charge, and a 3.0% front-end sales load charge. The returns would have been lower if the payment expense charge was reflected.

THE COMPANY AND THE FIXED ACCOUNT

INFORMATION ABOUT THE COMPANY

We are a stock life insurance company incorporated under Michigan law on April 12, 1988, and subject to regulation by the Michigan Insurance Bureau. We are principally engaged in issuing and reinsuring annuity and life insurance policies. Our Variable Life Service Center is located at P.O. Box 105662, Atlanta. Georgia 30348-5662.

We are a wholly owned subsidiary of The Canada Life Assurance Company, a Canadian life insurance company headquartered in Toronto, Ontario, Canada. The Canada Life Assurance Company commenced insurance operations in 1847 and has been actively operating in the United States since 1889. It is one of the largest life insurance companies in North America with consolidated assets as of December 31, 2002 of approximately $38 billion (U.S. dollars).

We submit annual statements on our operations and finances to insurance officials in all states and jurisdictions in which we do business. We have filed the Policy with insurance officials in those jurisdictions in which the Policy is sold.

We intend to reinsure a portion of the risks assumed under the Policies.

PROPOSED MERGER. On May 5, 2003, Canada Life Financial Corporation ("CLFC"), the ultimate corporate parent of Canada Life Insurance Company of America, will submit to the registered holders of its Common Shares a proposal, which if adopted, will result in a change of control of CLFC. The CLFC Board of Directors has unanimously endorsed approval of the proposed transactions by the CLFC shareholders. Subject to all necessary approvals, including approval of various regulatory authorities, this transaction is expected to occur on July 10, 2003. For more information concerning this proposed transaction, see the Management Proxy Circular at www.canadalife.com.

INFORMATION ABOUT THE VARIABLE ACCOUNT

The Variable Account is a separate investment account established under Michigan law on July 22, 1988. We own the assets in the Variable Account and we are obligated to pay all benefits under the Policies. We may use the Variable Account to support other variable life insurance policies we issue. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, and qualifies as a "separate account" within the meaning of the Federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Variable Account by the SEC.

SAFEKEEPING OF ACCOUNT ASSETS

We hold the title to the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from our general account assets and from the assets in any other separate account we have.

We or our affiliates maintain records of all purchases and redemptions of Portfolio shares held by each of the Subaccounts.

Our officers and employees are covered by an insurance company blanket bond issued by America Home Assurance Company to The Canada Life Assurance Company, our parent Company, in the amount of $25 million. The bond insures against dishonest and fraudulent acts of officers and employees.

EXPERTS

Our financial statements at December 31, 2002 and 2001 and for each of the two years in the period ended December 31, 2002 for Canada Life Insurance Company of America, appearing in this Statement of Additional Information and Registration Statement as well as the financial statements of Canada Life of America Variable Life Account 1 as of December 31, 2002 and for the periods indicated therein appearing in this Statement of Additional Information and Registration Statement have been audited by Ernst & Young LLP, independent auditors, of Atlanta, Georgia, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such experts given on the authority of such firm as experts in accounting and auditing.

Actuarial matters included in the prospectus and/or SAI have been examined by Paul R. Myers, FSA, MAAA, Assistant Vice President, Individual Insurance Products, as stated in his opinion filed as an exhibit to the Registration Statement.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N.W., Washington, DC 20549.

FINANCIAL STATEMENTS

This SAI contains the audited statements of assets and liabilities of the Variable Account as of December 31, 2002 and the related statements of operations and statements of changes in net assets for each of the three years in the period then ended. Ernst & Young LLP, independent auditors, of 600 Peachtree Street NE, Suite 2800, Atlanta, GA 30308, serves as independent auditors for the Variable Account.

Our statements of financial condition as of December 31, 2002 and 2001 and the related statements of operations, equity, and cash flows for each of the two years in the period ended December 31, 2002, which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

ADDITIONAL INFORMATION

IMSA

We are a charter member of the Insurance Marketplace Standards Association ("IMSA"). IMSA members subscribe to a rigorous set of ethical standards involving the sales and service of individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness, and integrity in all customer contacts involving sales and service of individual life insurance and annuity products. As a member of IMSA, we may use the IMSA logo and language in advertisements.

POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS

Policies may be acquired in conjunction with employee benefit plans ("EBS Policies"), including the funding of qualified pension plans meeting the requirements of Section 401 of the Code. For EBS Policies, the maximum mortality rates used to determine the monthly cost of insurance charge are based on the Commissioners' 1980 Standard Ordinary Mortality Tables NB and SB. Under these tables, mortality rates are the same for male and female insureds of a particular attained age and underwriting class. Illustrations reflecting the payments and charges for EBS Policies will be provided upon request to purchasers of these Policies. There is no provision for misstatement of sex in the EBS Policies. Also, the rates used to determine the amount payable under a particular settlement option will be the same for male and female insureds.

RECORDS

We will maintain all records and accounts relating to the Variable Account at our Home Office. As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

SERVICES AND THIRD PARTY ADMINISTRATION AGREEMENTS

We have entered into a Master Remote Processing Agreement ("Services Agreement") with McCamish Systems, L.L.C., an insurance administrator organized and existing under the laws of Georgia. Under the Services Agreement, McCamish Systems, L.L.C. provides, at the Administrative Center, on our behalf, computer hardware and software on which the Policies are administered.

PRINCIPAL UNDERWRITER

Canada Life of America Financial Services, Inc. (CLAFS), a wholly owned subsidiary of Canada Life Insurance Company of America and an affiliate of the Company, is the principal underwriter of the Policies described herein. CLAFS is located at 6201 Powers Ferry Road, N.W., Atlanta, Georgia 30339. The offering of the Policies is continuous, and we do not anticipate discontinuing the offering of the Policies. However, we reserve the right to discontinue the offering of the Policies at any time.

During the three-year period ending in 2002, CLAFS received payments from the Variable Account totaling $947,292 in 2002, $857,025 in 2001, and $45,630 in
2000. CLAFS did not retain any payments in the last three fiscal years for its underwriting services.

LEGAL MATTERS

All matters relating to applicable state law pertaining to the Policies, including the validity of the Policies and our authority to issue the Policies, have been passed upon by Craig Edwards, Esq. Sutherland Asbill & Brennan LLP of Washington, DC has provided advice on certain matters relating to the Federal securities laws applicable to the issue and sale of the Policy.

APPENDIX A-MAXIMUM MONTHLY EXPENSE CHARGES

     TABLE 1: MAXIMUM MONTHLY EXPENSE CHARGES PER $1000 OF FACE AMOUNT FOR A
        FEMALE INSURED IN THE NON-TOBACCO UNDERWRITING CLASS WHO SELECTED
                           ACCOUNTING BENEFIT OPTION I

  ISSUE
   AGE                                                  POLICY YEAR
---------------------------------------------------------------------------------------------------------------
              1          2         3          4         5          6         7          8         9         10
---------------------------------------------------------------------------------------------------------------
    0        0.03      0.04       0.05      0.06       0.07      0.08       0.08      0.09       0.10      0.11
    1        0.03      0.04       0.05      0.06       0.07      0.08       0.08      0.09       0.10      0.11
    2        0.03      0.04       0.05      0.06       0.07      0.08       0.08      0.09       0.10      0.11
    3        0.03      0.04       0.05      0.06       0.07      0.08       0.08      0.09       0.10      0.11
    4        0.03      0.04       0.05      0.06       0.07      0.08       0.08      0.09       0.10      0.11
    5        0.03      0.04       0.05      0.06       0.07      0.08       0.08      0.09       0.10      0.11
    6        0.03      0.04       0.05      0.06       0.07      0.08       0.08      0.09       0.10      0.11
    7        0.03      0.04       0.05      0.06       0.07      0.08       0.08      0.09       0.10      0.11
    8        0.03      0.04       0.05      0.06       0.07      0.08       0.08      0.09       0.10      0.11
    9        0.04      0.05       0.06      0.08       0.09      0.10       0.11      0.12       0.14      0.15
    10       0.04      0.05       0.06      0.08       0.09      0.10       0.11      0.12       0.14      0.15
    11       0.04      0.05       0.06      0.08       0.09      0.10       0.11      0.12       0.14      0.15
    12       0.04      0.05       0.06      0.08       0.09      0.10       0.11      0.12       0.14      0.15
    13       0.04      0.05       0.06      0.08       0.09      0.10       0.11      0.12       0.14      0.15
    14       0.04      0.05       0.06      0.08       0.09      0.10       0.11      0.12       0.14      0.15
    15       0.04      0.05       0.06      0.08       0.09      0.10       0.11      0.12       0.14      0.15
    16       0.04      0.05       0.06      0.08       0.09      0.10       0.11      0.12       0.14      0.15
    17       0.04      0.05       0.06      0.08       0.09      0.10       0.11      0.12       0.14      0.15
    18       0.04      0.05       0.06      0.08       0.09      0.10       0.11      0.12       0.14      0.15
    19       0.04      0.05       0.06      0.08       0.09      0.10       0.11      0.12       0.14      0.15
    20       0.05      0.07       0.08      0.10       0.11      0.13       0.14      0.16       0.17      0.19
    21       0.05      0.07       0.08      0.10       0.11      0.13       0.14      0.16       0.17      0.19
    22       0.05      0.07       0.08      0.10       0.11      0.13       0.14      0.16       0.17      0.19
    23       0.05      0.07       0.08      0.10       0.11      0.13       0.14      0.16       0.17      0.19
    24       0.05      0.07       0.08      0.10       0.11      0.13       0.14      0.16       0.17      0.19
    25       0.05      0.07       0.08      0.10       0.11      0.13       0.14      0.16       0.17      0.19
    26       0.05      0.07       0.08      0.10       0.11      0.13       0.14      0.16       0.17      0.19
    27       0.05      0.07       0.08      0.10       0.11      0.13       0.14      0.16       0.17      0.19
    28       0.06      0.08       0.10      0.11       0.13      0.15       0.17      0.19       0.20      0.22
    29       0.06      0.08       0.10      0.11       0.13      0.15       0.17      0.19       0.20      0.22
    30       0.06      0.08       0.10      0.11       0.13      0.15       0.17      0.19       0.20      0.22
    31       0.06      0.08       0.10      0.11       0.13      0.15       0.17      0.19       0.20      0.22
    32       0.06      0.08       0.10      0.11       0.13      0.15       0.17      0.19       0.20      0.22
    33       0.06      0.08       0.10      0.11       0.13      0.15       0.17      0.19       0.20      0.22
    34       0.06      0.08       0.10      0.11       0.13      0.15       0.17      0.19       0.20      0.22
    35       0.06      0.08       0.10      0.11       0.13      0.15       0.17      0.19       0.20      0.22
    36       0.07      0.09       0.11      0.13       0.15      0.18       0.20      0.22       0.24      0.26
    37       0.08      0.10       0.13      0.15       0.18      0.20       0.22      0.25       0.27      0.30
    38       0.08      0.10       0.13      0.15       0.18      0.20       0.22      0.25       0.27      0.30
    39       0.09      0.12       0.14      0.17       0.20      0.23       0.25      0.28       0.31      0.33
    40       0.09      0.12       0.14      0.17       0.20      0.23       0.25      0.28       0.31      0.33
    41       0.10      0.13       0.16      0.19       0.22      0.25       0.28      0.31       0.34      0.37

     TABLE 1: MAXIMUM MONTHLY EXPENSE CHARGES PER $1000 OF FACE AMOUNT FOR A
        FEMALE INSURED IN THE NON-TOBACCO UNDERWRITING CLASS WHO SELECTED
                           ACCOUNTING BENEFIT OPTION I

  ISSUE
   AGE                                                  POLICY YEAR
---------------------------------------------------------------------------------------------------------------
              1          2         3          4         5          6         7          8         9         10
---------------------------------------------------------------------------------------------------------------
    42       0.10      0.13       0.16      0.19       0.22      0.25       0.28      0.31       0.34      0.37
    43       0.11      0.14       0.18      0.21       0.24      0.28       0.31      0.34       0.37      0.41
    44       0.11      0.14       0.18      0.21       0.24      0.28       0.31      0.34       0.37      0.41
    45       0.12      0.16       0.19      0.23       0.26      0.30       0.34      0.37       0.41      0.44
    46       0.13      0.17       0.21      0.25       0.29      0.33       0.36      0.40       0.44      0.48
    47       0.13      0.17       0.21      0.25       0.29      0.33       0.36      0.40       0.44      0.48
    48       0.14      0.18       0.22      0.27       0.31      0.35       0.39      0.43       0.48      0.52
    49       0.14      0.18       0.22      0.27       0.31      0.35       0.39      0.43       0.48      0.52
    50       0.15      0.20       0.24      0.29       0.33      0.38       0.42      0.47       0.51      0.56
    51       0.15      0.20       0.24      0.29       0.33      0.38       0.42      0.47       0.51      0.56
    52       0.16      0.21       0.26      0.30       0.35      0.40       0.45      0.50       0.54      0.59
    53       0.16      0.21       0.26      0.30       0.35      0.40       0.45      0.50       0.54      0.59
    54       0.17      0.22       0.27      0.32       0.37      0.43       0.48      0.53       0.58      0.63
    55       0.17      0.22       0.27      0.32       0.37      0.43       0.48      0.53       0.58      0.63
    56       0.18      0.23       0.29      0.34       0.40      0.45       0.50      0.56       0.61      0.67
    57       0.19      0.25       0.30      0.36       0.42      0.48       0.53      0.59       0.65      0.70
    58       0.20      0.26       0.32      0.38       0.44      0.50       0.56      0.62       0.68      0.74
    59       0.21      0.27       0.34      0.40       0.46      0.53       0.59      0.65       0.72      0.78
    60       0.22      0.29       0.35      0.42       0.48      0.55       0.62      0.68       0.75      0.82
    61       0.24      0.31       0.38      0.46       0.53      0.60       0.67      0.75       0.82      0.89
    62       0.25      0.33       0.40      0.48       0.55      0.63       0.70      0.78       0.85      0.93
    63       0.26      0.34       0.42      0.50       0.57      0.65       0.73      0.81       0.89      0.96
    64       0.27      0.35       0.43      0.51       0.59      0.68       0.76      0.84       0.92      1.00
    65       0.29      0.38       0.46      0.55       0.64      0.73       0.81      0.90       0.99      1.08
    66       0.28      0.36       0.45      0.53       0.62      0.70       0.79      0.87       0.95      1.04
    67       0.28      0.36       0.45      0.53       0.62      0.70       0.79      0.87       0.95      1.04
    68       0.28      0.36       0.45      0.53       0.62      0.70       0.79      0.87       0.95      1.04
    69       0.28      0.36       0.45      0.53       0.62      0.70       0.79      0.87       0.95      1.04
    70       0.28      0.36       0.45      0.53       0.62      0.70       0.79      0.87       0.95      1.04
    71       0.28      0.36       0.45      0.53       0.62      0.70       0.79      0.87       0.95      1.04
    72       0.28      0.36       0.45      0.53       0.62      0.70       0.79      0.87       0.95      1.04
    73       0.28      0.36       0.45      0.53       0.62      0.70       0.79      0.87       0.95      1.04
    74       0.28      0.36       0.45      0.53       0.62      0.70       0.79      0.87       0.95      1.04
    75       0.28      0.36       0.45      0.53       0.62      0.70       0.79      0.87       0.95      1.04
    76       0.28      0.36       0.45      0.53       0.62      0.70       0.79      0.87       0.95      1.04
    77       0.28      0.36       0.45      0.53       0.62      0.70       0.79      0.87       0.95      1.04
    78       0.28      0.36       0.45      0.53       0.62      0.70       0.79      0.87       0.95      1.04
    79       0.28      0.36       0.45      0.53       0.62      0.70       0.79      0.87       0.95      1.04
    80       0.28      0.36       0.45      0.53       0.62      0.70       0.79      0.87       0.95      1.04
    81       0.28      0.36       0.45      0.53       0.62      0.70       0.79      0.87       0.95      1.04
    82       0.28      0.36       0.45      0.53       0.62      0.70       0.79      0.87       0.95      1.04
    83       0.28      0.36       0.45      0.53       0.62      0.70       0.79      0.87       0.95      1.04
    84       0.28      0.36       0.45      0.53       0.62      0.70       0.79      0.87       0.95      1.04
    85       0.28      0.36       0.45      0.53       0.62      0.70       0.79      0.87       0.95      1.04

     TABLE 2: MAXIMUM MONTHLY EXPENSE CHARGES PER $1000 OF FACE AMOUNT FOR A
          FEMALE INSURED IN THE TOBACCO UNDERWRITING CLASS WHO SELECTED
                           ACCOUNTING BENEFIT OPTION I

  ISSUE
   AGE                                                  POLICY YEAR
---------------------------------------------------------------------------------------------------------------
              1          2         3          4         5          6         7          8         9         10
---------------------------------------------------------------------------------------------------------------
    0        0.03      0.04       0.05      0.06       0.07      0.08       0.08      0.09       0.10      0.11
    1        0.03      0.04       0.05      0.06       0.07      0.08       0.08      0.09       0.10      0.11
    2        0.03      0.04       0.05      0.06       0.07      0.08       0.08      0.09       0.10      0.11
    3        0.03      0.04       0.05      0.06       0.07      0.08       0.08      0.09       0.10      0.11
    4        0.03      0.04       0.05      0.06       0.07      0.08       0.08      0.09       0.10      0.11
    5        0.03      0.04       0.05      0.06       0.07      0.08       0.08      0.09       0.10      0.11
    6        0.04      0.05       0.06      0.08       0.09      0.10       0.11      0.12       0.14      0.15
    7        0.04      0.05       0.06      0.08       0.09      0.10       0.11      0.12       0.14      0.15
    8        0.04      0.05       0.06      0.08       0.09      0.10       0.11      0.12       0.14      0.15
    9        0.04      0.05       0.06      0.08       0.09      0.10       0.11      0.12       0.14      0.15
    10       0.04      0.05       0.06      0.08       0.09      0.10       0.11      0.12       0.14      0.15
    11       0.04      0.05       0.06      0.08       0.09      0.10       0.11      0.12       0.14      0.15
    12       0.04      0.05       0.06      0.08       0.09      0.10       0.11      0.12       0.14      0.15
    13       0.04      0.05       0.06      0.08       0.09      0.10       0.11      0.12       0.14      0.15
    14       0.04      0.05       0.06      0.08       0.09      0.10       0.11      0.12       0.14      0.15
    15       0.05      0.07       0.08      0.10       0.11      0.13       0.14      0.16       0.17      0.19
    16       0.05      0.07       0.08      0.10       0.11      0.13       0.14      0.16       0.17      0.19
    17       0.05      0.07       0.08      0.10       0.11      0.13       0.14      0.16       0.17      0.19
    18       0.05      0.07       0.08      0.10       0.11      0.13       0.14      0.16       0.17      0.19
    19       0.05      0.07       0.08      0.10       0.11      0.13       0.14      0.16       0.17      0.19
    20       0.05      0.07       0.08      0.10       0.11      0.13       0.14      0.16       0.17      0.19
    21       0.05      0.07       0.08      0.10       0.11      0.13       0.14      0.16       0.17      0.19
    22       0.06      0.08       0.10      0.11       0.13      0.15       0.17      0.19       0.20      0.22
    23       0.06      0.08       0.10      0.11       0.13      0.15       0.17      0.19       0.20      0.22
    24       0.06      0.08       0.10      0.11       0.13      0.15       0.17      0.19       0.20      0.22
    25       0.06      0.08       0.10      0.11       0.13      0.15       0.17      0.19       0.20      0.22
    26       0.06      0.08       0.10      0.11       0.13      0.15       0.17      0.19       0.20      0.22
    27       0.06      0.08       0.10      0.11       0.13      0.15       0.17      0.19       0.20      0.22
    28       0.07      0.09       0.11      0.13       0.15      0.18       0.20      0.22       0.24      0.26
    29       0.07      0.09       0.11      0.13       0.15      0.18       0.20      0.22       0.24      0.26
    30       0.07      0.09       0.11      0.13       0.15      0.18       0.20      0.22       0.24      0.26
    31       0.07      0.09       0.11      0.13       0.15      0.18       0.20      0.22       0.24      0.26
    32       0.07      0.09       0.11      0.13       0.15      0.18       0.20      0.22       0.24      0.26
    33       0.07      0.09       0.11      0.13       0.15      0.18       0.20      0.22       0.24      0.26
    34       0.08      0.10       0.13      0.15       0.18      0.20       0.22      0.25       0.27      0.30
    35       0.08      0.10       0.13      0.15       0.18      0.20       0.22      0.25       0.27      0.30
    36       0.08      0.10       0.13      0.15       0.18      0.20       0.22      0.25       0.27      0.30
    37       0.09      0.12       0.14      0.17       0.20      0.23       0.25      0.28       0.31      0.33
    38       0.10      0.13       0.16      0.19       0.22      0.25       0.28      0.31       0.34      0.37
    39       0.10      0.13       0.16      0.19       0.22      0.25       0.28      0.31       0.34      0.37
    40       0.11      0.14       0.18      0.21       0.24      0.28       0.31      0.34       0.37      0.41
    41       0.12      0.16       0.19      0.23       0.26      0.30       0.34      0.37       0.41      0.44
    42       0.12      0.16       0.19      0.23       0.26      0.30       0.34      0.37       0.41      0.44
    43       0.13      0.17       0.21      0.25       0.29      0.33       0.36      0.40       0.44      0.48

     TABLE 2: MAXIMUM MONTHLY EXPENSE CHARGES PER $1000 OF FACE AMOUNT FOR A
          FEMALE INSURED IN THE TOBACCO UNDERWRITING CLASS WHO SELECTED
                           ACCOUNTING BENEFIT OPTION I

  ISSUE
   AGE                                                  POLICY YEAR
---------------------------------------------------------------------------------------------------------------
              1          2         3          4         5          6         7          8         9         10
---------------------------------------------------------------------------------------------------------------
    44       0.13      0.17       0.21      0.25       0.29      0.33       0.36      0.40       0.44      0.48
    45       0.14      0.18       0.22      0.27       0.31      0.35       0.39      0.43       0.48      0.52
    46       0.15      0.20       0.24      0.29       0.33      0.38       0.42      0.47       0.51      0.56
    47       0.15      0.20       0.24      0.29       0.33      0.38       0.42      0.47       0.51      0.56
    48       0.16      0.21       0.26      0.30       0.35      0.40       0.45      0.50       0.54      0.59
    49       0.17      0.22       0.27      0.32       0.37      0.43       0.48      0.53       0.58      0.63
    50       0.17      0.22       0.27      0.32       0.37      0.43       0.48      0.53       0.58      0.63
    51       0.18      0.23       0.29      0.34       0.40      0.45       0.50      0.56       0.61      0.67
    52       0.18      0.23       0.29      0.34       0.40      0.45       0.50      0.56       0.61      0.67
    53       0.19      0.25       0.30      0.36       0.42      0.48       0.53      0.59       0.65      0.70
    54       0.19      0.25       0.30      0.36       0.42      0.48       0.53      0.59       0.65      0.70
    55       0.20      0.26       0.32      0.38       0.44      0.50       0.56      0.62       0.68      0.74
    56       0.21      0.27       0.34      0.40       0.46      0.53       0.59      0.65       0.72      0.78
    57       0.22      0.29       0.35      0.42       0.48      0.55       0.62      0.68       0.75      0.82
    58       0.24      0.31       0.38      0.46       0.53      0.60       0.67      0.75       0.82      0.89
    59       0.25      0.33       0.40      0.48       0.55      0.63       0.70      0.78       0.85      0.93
    60       0.26      0.34       0.42      0.50       0.57      0.65       0.73      0.81       0.89      0.96
    61       0.28      0.36       0.45      0.53       0.62      0.70       0.79      0.87       0.95      1.04
    62       0.29      0.38       0.46      0.55       0.64      0.73       0.81      0.90       0.99      1.08
    63       0.30      0.39       0.48      0.57       0.66      0.75       0.84      0.93       1.02      1.11
    64       0.32      0.42       0.51      0.61       0.70      0.80       0.90      0.99       1.09      1.19
    65       0.33      0.43       0.53      0.63       0.73      0.83       0.93      1.02       1.12      1.22
    66       0.33      0.43       0.53      0.63       0.73      0.83       0.93      1.02       1.12      1.22
    67       0.33      0.43       0.53      0.63       0.73      0.83       0.93      1.02       1.12      1.22
    68       0.33      0.43       0.53      0.63       0.73      0.83       0.93      1.02       1.12      1.22
    69       0.32      0.42       0.51      0.61       0.70      0.80       0.90      0.99       1.09      1.19
    70       0.32      0.42       0.51      0.61       0.70      0.80       0.90      0.99       1.09      1.19
    71       0.32      0.42       0.51      0.61       0.70      0.80       0.90      0.99       1.09      1.19
    72       0.32      0.42       0.51      0.61       0.70      0.80       0.90      0.99       1.09      1.19
    73       0.32      0.42       0.51      0.61       0.70      0.80       0.90      0.99       1.09      1.19
    74       0.32      0.42       0.51      0.61       0.70      0.80       0.90      0.99       1.09      1.19
    75       0.32      0.42       0.51      0.61       0.70      0.80       0.90      0.99       1.09      1.19
    76       0.32      0.42       0.51      0.61       0.70      0.80       0.90      0.99       1.09      1.19
    77       0.32      0.42       0.51      0.61       0.70      0.80       0.90      0.99       1.09      1.19
    78       0.32      0.42       0.51      0.61       0.70      0.80       0.90      0.99       1.09      1.19
    79       0.32      0.42       0.51      0.61       0.70      0.80       0.90      0.99       1.09      1.19
    80       0.32      0.42       0.51      0.61       0.70      0.80       0.90      0.99       1.09      1.19
    81       0.32      0.42       0.51      0.61       0.70      0.80       0.90      0.99       1.09      1.19
    82       0.32      0.42       0.51      0.61       0.70      0.80       0.90      0.99       1.09      1.19
    83       0.32      0.42       0.51      0.61       0.70      0.80       0.90      0.99       1.09      1.19
    84       0.32      0.42       0.51      0.61       0.70      0.80       0.90      0.99       1.09      1.19
    85       0.32      0.42       0.51      0.61       0.70      0.80       0.90      0.99       1.09      1.19

     TABLE 3: MAXIMUM MONTHLY EXPENSE CHARGES PER $1000 OF FACE AMOUNT FOR A
        UNISEX INSURED IN THE NON-TOBACCO UNDERWRITING CLASS WHO SELECTED
                           ACCOUNTING BENEFIT OPTION I

    ISSUE
     AGE                                                  POLICY YEAR
----------------------------------------------------------------------------------------------------------------
                 1          2         3         4         5         6         7          8         9         10
----------------------------------------------------------------------------------------------------------------
      0         0.03      0.04       0.05      0.06      0.07      0.08      0.08      0.09       0.10      0.11
      1         0.03      0.04       0.05      0.06      0.07      0.08      0.08      0.09       0.10      0.11
      2         0.03      0.04       0.05      0.06      0.07      0.08      0.08      0.09       0.10      0.11
      3         0.03      0.04       0.05      0.06      0.07      0.08      0.08      0.09       0.10      0.11
      4         0.03      0.04       0.05      0.06      0.07      0.08      0.08      0.09       0.10      0.11
      5         0.03      0.04       0.05      0.06      0.07      0.08      0.08      0.09       0.10      0.11
      6         0.03      0.04       0.05      0.06      0.07      0.08      0.08      0.09       0.10      0.11
      7         0.04      0.05       0.06      0.08      0.09      0.10      0.11      0.12       0.14      0.15
      8         0.04      0.05       0.06      0.08      0.09      0.10      0.11      0.12       0.14      0.15
      9         0.04      0.05       0.06      0.08      0.09      0.10      0.11      0.12       0.14      0.15
     10         0.04      0.05       0.06      0.08      0.09      0.10      0.11      0.12       0.14      0.15
     11         0.04      0.05       0.06      0.08      0.09      0.10      0.11      0.12       0.14      0.15
     12         0.04      0.05       0.06      0.08      0.09      0.10      0.11      0.12       0.14      0.15
     13         0.04      0.05       0.06      0.08      0.09      0.10      0.11      0.12       0.14      0.15
     14         0.04      0.05       0.06      0.08      0.09      0.10      0.11      0.12       0.14      0.15
     15         0.04      0.05       0.06      0.08      0.09      0.10      0.11      0.12       0.14      0.15
     16         0.05      0.07       0.08      0.10      0.11      0.13      0.14      0.16       0.17      0.19
     17         0.05      0.07       0.08      0.10      0.11      0.13      0.14      0.16       0.17      0.19
     18         0.05      0.07       0.08      0.10      0.11      0.13      0.14      0.16       0.17      0.19
     19         0.05      0.07       0.08      0.10      0.11      0.13      0.14      0.16       0.17      0.19
     20         0.05      0.07       0.08      0.10      0.11      0.13      0.14      0.16       0.17      0.19
     21         0.05      0.07       0.08      0.10      0.11      0.13      0.14      0.16       0.17      0.19
     22         0.05      0.07       0.08      0.10      0.11      0.13      0.14      0.16       0.17      0.19
     23         0.06      0.08       0.10      0.11      0.13      0.15      0.17      0.19       0.20      0.22
     24         0.06      0.08       0.10      0.11      0.13      0.15      0.17      0.19       0.20      0.22
     25         0.06      0.08       0.10      0.11      0.13      0.15      0.17      0.19       0.20      0.22
     26         0.06      0.08       0.10      0.11      0.13      0.15      0.17      0.19       0.20      0.22
     27         0.06      0.08       0.10      0.11      0.13      0.15      0.17      0.19       0.20      0.22
     28         0.06      0.08       0.10      0.11      0.13      0.15      0.17      0.19       0.20      0.22
     29         0.07      0.09       0.11      0.13      0.15      0.18      0.20      0.22       0.24      0.26
     30         0.07      0.09       0.11      0.13      0.15      0.18      0.20      0.22       0.24      0.26
     31         0.07      0.09       0.11      0.13      0.15      0.18      0.20      0.22       0.24      0.26
     32         0.07      0.09       0.11      0.13      0.15      0.18      0.20      0.22       0.24      0.26
     33         0.07      0.09       0.11      0.13      0.15      0.18      0.20      0.22       0.24      0.26
     34         0.07      0.09       0.11      0.13      0.15      0.18      0.20      0.22       0.24      0.26
     35         0.07      0.09       0.11      0.13      0.15      0.18      0.20      0.22       0.24      0.26
     36         0.08      0.10       0.13      0.15      0.18      0.20      0.22      0.25       0.27      0.30
     37         0.09      0.12       0.14      0.17      0.20      0.23      0.25      0.28       0.31      0.33
     38         0.09      0.12       0.14      0.17      0.20      0.23      0.25      0.28       0.31      0.33
     39         0.10      0.13       0.16      0.19      0.22      0.25      0.28      0.31       0.34      0.37
     40         0.11      0.14       0.18      0.21      0.24      0.28      0.31      0.34       0.37      0.41
     41         0.11      0.14       0.18      0.21      0.24      0.28      0.31      0.34       0.37      0.41
     42         0.12      0.16       0.19      0.23      0.26      0.30      0.34      0.37       0.41      0.44
     43         0.12      0.16       0.19      0.23      0.26      0.30      0.34      0.37       0.41      0.44

     TABLE 3: MAXIMUM MONTHLY EXPENSE CHARGES PER $1000 OF FACE AMOUNT FOR A
        UNISEX INSURED IN THE NON-TOBACCO UNDERWRITING CLASS WHO SELECTED
                           ACCOUNTING BENEFIT OPTION I

    ISSUE
     AGE                                                  POLICY YEAR
----------------------------------------------------------------------------------------------------------------
                 1          2         3         4         5         6         7          8         9         10
----------------------------------------------------------------------------------------------------------------
     44         0.13      0.17       0.21      0.25      0.29      0.33      0.36      0.40       0.44      0.48
     45         0.14      0.18       0.22      0.27      0.31      0.35      0.39      0.43       0.48      0.52
     46         0.14      0.18       0.22      0.27      0.31      0.35      0.39      0.43       0.48      0.52
     47         0.15      0.20       0.24      0.29      0.33      0.38      0.42      0.47       0.51      0.56
     48         0.16      0.21       0.26      0.30      0.35      0.40      0.45      0.50       0.54      0.59
     49         0.16      0.21       0.26      0.30      0.35      0.40      0.45      0.50       0.54      0.59
     50         0.17      0.22       0.27      0.32      0.37      0.43      0.48      0.53       0.58      0.63
     51         0.18      0.23       0.29      0.34      0.40      0.45      0.50      0.56       0.61      0.67
     52         0.18      0.23       0.29      0.34      0.40      0.45      0.50      0.56       0.61      0.67
     53         0.18      0.23       0.29      0.34      0.40      0.45      0.50      0.56       0.61      0.67
     54         0.19      0.25       0.30      0.36      0.42      0.48      0.53      0.59       0.65      0.70
     55         0.20      0.26       0.32      0.38      0.44      0.50      0.56      0.62       0.68      0.74
     56         0.21      0.27       0.34      0.40      0.46      0.53      0.59      0.65       0.72      0.78
     57         0.22      0.29       0.35      0.42      0.48      0.55      0.62      0.68       0.75      0.82
     58         0.23      0.30       0.37      0.44      0.51      0.58      0.65      0.71       0.78      0.85
     59         0.25      0.33       0.40      0.48      0.55      0.63      0.70      0.78       0.85      0.93
     60         0.26      0.34       0.42      0.50      0.57      0.65      0.73      0.81       0.89      0.96
     61         0.28      0.36       0.45      0.53      0.62      0.70      0.79      0.87       0.95      1.04
     62         0.29      0.38       0.46      0.55      0.64      0.73      0.81      0.90       0.99      1.08
     63         0.31      0.40       0.50      0.59      0.68      0.78      0.87      0.96       1.06      1.15
     64         0.32      0.42       0.51      0.61      0.70      0.80      0.90      0.99       1.09      1.19
     65         0.34      0.44       0.54      0.65      0.75      0.85      0.95      1.06       1.16      1.26
     66         0.34      0.44       0.54      0.65      0.75      0.85      0.95      1.06       1.16      1.26
     67         0.34      0.44       0.54      0.65      0.75      0.85      0.95      1.06       1.16      1.26
     68         0.34      0.44       0.54      0.65      0.75      0.85      0.95      1.06       1.16      1.26
     69         0.34      0.44       0.54      0.65      0.75      0.85      0.95      1.06       1.16      1.26
     70         0.34      0.44       0.54      0.65      0.75      0.85      0.95      1.06       1.16      1.26
     71         0.34      0.44       0.54      0.65      0.75      0.85      0.95      1.06       1.16      1.26
     72         0.34      0.44       0.54      0.65      0.75      0.85      0.95      1.06       1.16      1.26
     73         0.34      0.44       0.54      0.65      0.75      0.85      0.95      1.06       1.16      1.26
     74         0.34      0.44       0.54      0.65      0.75      0.85      0.95      1.06       1.16      1.26
     75         0.34      0.44       0.54      0.65      0.75      0.85      0.95      1.06       1.16      1.26
     76         0.34      0.44       0.54      0.65      0.75      0.85      0.95      1.06       1.16      1.26
     77         0.34      0.44       0.54      0.65      0.75      0.85      0.95      1.06       1.16      1.26
     78         0.34      0.44       0.54      0.65      0.75      0.85      0.95      1.06       1.16      1.26
     79         0.34      0.44       0.54      0.65      0.75      0.85      0.95      1.06       1.16      1.26
     80         0.34      0.44       0.54      0.65      0.75      0.85      0.95      1.06       1.16      1.26
     81         0.34      0.44       0.54      0.65      0.75      0.85      0.95      1.06       1.16      1.26
     82         0.34      0.44       0.54      0.65      0.75      0.85      0.95      1.06       1.16      1.26
     83         0.34      0.44       0.54      0.65      0.75      0.85      0.95      1.06       1.16      1.26
     84         0.34      0.44       0.54      0.65      0.75      0.85      0.95      1.06       1.16      1.26
     85         0.34      0.44       0.54      0.65      0.75      0.85      0.95      1.06       1.16      1.26

     TABLE 4: MAXIMUM MONTHLY EXPENSE CHARGES PER $1000 OF FACE AMOUNT FOR A
          UNISEX INSURED IN THE TOBACCO UNDERWRITING CLASS WHO SELECTED
                           ACCOUNTING BENEFIT OPTION I

    ISSUE
     AGE                                                  POLICY YEAR
----------------------------------------------------------------------------------------------------------------
                 1          2         3         4         5         6         7          8         9         10
----------------------------------------------------------------------------------------------------------------
      0         0.04      0.05       0.06      0.08      0.09      0.10      0.11      0.12       0.14      0.15
      1         0.04      0.05       0.06      0.08      0.09      0.10      0.11      0.12       0.14      0.15
      2         0.04      0.05       0.06      0.08      0.09      0.10      0.11      0.12       0.14      0.15
      3         0.04      0.05       0.06      0.08      0.09      0.10      0.11      0.12       0.14      0.15
      4         0.05      0.07       0.08      0.10      0.11      0.13      0.14      0.16       0.17      0.19
      5         0.05      0.07       0.08      0.10      0.11      0.13      0.14      0.16       0.17      0.19
      6         0.05      0.07       0.08      0.10      0.11      0.13      0.14      0.16       0.17      0.19
      7         0.05      0.07       0.08      0.10      0.11      0.13      0.14      0.16       0.17      0.19
      8         0.05      0.07       0.08      0.10      0.11      0.13      0.14      0.16       0.17      0.19
      9         0.05      0.07       0.08      0.10      0.11      0.13      0.14      0.16       0.17      0.19
     10         0.05      0.07       0.08      0.10      0.11      0.13      0.14      0.16       0.17      0.19
     11         0.05      0.07       0.08      0.10      0.11      0.13      0.14      0.16       0.17      0.19
     12         0.05      0.07       0.08      0.10      0.11      0.13      0.14      0.16       0.17      0.19
     13         0.06      0.08       0.10      0.11      0.13      0.15      0.17      0.19       0.20      0.22
     14         0.06      0.08       0.10      0.11      0.13      0.15      0.17      0.19       0.20      0.22
     15         0.06      0.08       0.10      0.11      0.13      0.15      0.17      0.19       0.20      0.22
     16         0.06      0.08       0.10      0.11      0.13      0.15      0.17      0.19       0.20      0.22
     17         0.06      0.08       0.10      0.11      0.13      0.15      0.17      0.19       0.20      0.22
     18         0.06      0.08       0.10      0.11      0.13      0.15      0.17      0.19       0.20      0.22
     19         0.06      0.08       0.10      0.11      0.13      0.15      0.17      0.19       0.20      0.22
     20         0.07      0.09       0.11      0.13      0.15      0.18      0.20      0.22       0.24      0.26
     21         0.07      0.09       0.11      0.13      0.15      0.18      0.20      0.22       0.24      0.26
     22         0.07      0.09       0.11      0.13      0.15      0.18      0.20      0.22       0.24      0.26
     23         0.07      0.09       0.11      0.13      0.15      0.18      0.20      0.22       0.24      0.26
     24         0.07      0.09       0.11      0.13      0.15      0.18      0.20      0.22       0.24      0.26
     25         0.07      0.09       0.11      0.13      0.15      0.18      0.20      0.22       0.24      0.26
     26         0.08      0.10       0.13      0.15      0.18      0.20      0.22      0.25       0.27      0.30
     27         0.08      0.10       0.13      0.15      0.18      0.20      0.22      0.25       0.27      0.30
     28         0.08      0.10       0.13      0.15      0.18      0.20      0.22      0.25       0.27      0.30
     29         0.08      0.10       0.13      0.15      0.18      0.20      0.22      0.25       0.27      0.30
     30         0.08      0.10       0.13      0.15      0.18      0.20      0.22      0.25       0.27      0.30
     31         0.08      0.10       0.13      0.15      0.18      0.20      0.22      0.25       0.27      0.30
     32         0.09      0.12       0.14      0.17      0.20      0.23      0.25      0.28       0.31      0.33
     33         0.09      0.12       0.14      0.17      0.20      0.23      0.25      0.28       0.31      0.33
     34         0.09      0.12       0.14      0.17      0.20      0.23      0.25      0.28       0.31      0.33
     35         0.09      0.12       0.14      0.17      0.20      0.23      0.25      0.28       0.31      0.33
     36         0.10      0.13       0.16      0.19      0.22      0.25      0.28      0.31       0.34      0.37
     37         0.11      0.14       0.18      0.21      0.24      0.28      0.31      0.34       0.37      0.41
     38         0.11      0.14       0.18      0.21      0.24      0.28      0.31      0.34       0.37      0.41
     39         0.12      0.16       0.19      0.23      0.26      0.30      0.34      0.37       0.41      0.44
     40         0.13      0.17       0.21      0.25      0.29      0.33      0.36      0.40       0.44      0.48
     41         0.14      0.18       0.22      0.27      0.31      0.35      0.39      0.43       0.48      0.52
     42         0.14      0.18       0.22      0.27      0.31      0.35      0.39      0.43       0.48      0.52
     43         0.15      0.20       0.24      0.29      0.33      0.38      0.42      0.47       0.51      0.56

     TABLE 4: MAXIMUM MONTHLY EXPENSE CHARGES PER $1000 OF FACE AMOUNT FOR A
          UNISEX INSURED IN THE TOBACCO UNDERWRITING CLASS WHO SELECTED
                           ACCOUNTING BENEFIT OPTION I

    ISSUE
     AGE                                                  POLICY YEAR
----------------------------------------------------------------------------------------------------------------
                 1          2         3         4         5         6         7          8         9         10
----------------------------------------------------------------------------------------------------------------
     44         0.16      0.21       0.26      0.30      0.35      0.40      0.45      0.50       0.54      0.59
     45         0.17      0.22       0.27      0.32      0.37      0.43      0.48      0.53       0.58      0.63
     46         0.18      0.23       0.29      0.34      0.40      0.45      0.50      0.56       0.61      0.67
     47         0.18      0.23       0.29      0.34      0.40      0.45      0.50      0.56       0.61      0.67
     48         0.19      0.25       0.30      0.36      0.42      0.48      0.53      0.59       0.65      0.70
     49         0.19      0.25       0.30      0.36      0.42      0.48      0.53      0.59       0.65      0.70
     50         0.20      0.26       0.32      0.38      0.44      0.50      0.56      0.62       0.68      0.74
     51         0.21      0.27       0.34      0.40      0.46      0.53      0.59      0.65       0.72      0.78
     52         0.22      0.29       0.35      0.42      0.48      0.55      0.62      0.68       0.75      0.82
     53         0.22      0.29       0.35      0.42      0.48      0.55      0.62      0.68       0.75      0.82
     54         0.23      0.30       0.37      0.44      0.51      0.58      0.65      0.71       0.78      0.85
     55         0.24      0.31       0.38      0.46      0.53      0.60      0.67      0.75       0.82      0.89
     56         0.25      0.33       0.40      0.48      0.55      0.63      0.70      0.78       0.85      0.93
     57         0.27      0.35       0.43      0.51      0.59      0.68      0.76      0.84       0.92      1.00
     58         0.28      0.36       0.45      0.53      0.62      0.70      0.79      0.87       0.95      1.04
     59         0.30      0.39       0.48      0.57      0.66      0.75      0.84      0.93       1.02      1.11
     60         0.32      0.42       0.51      0.61      0.70      0.80      0.90      0.99       1.09      1.19
     61         0.32      0.42       0.51      0.61      0.70      0.80      0.90      0.99       1.09      1.19
     62         0.33      0.43       0.53      0.63      0.73      0.83      0.93      1.02       1.12      1.22
     63         0.34      0.44       0.54      0.65      0.75      0.85      0.95      1.06       1.16      1.26
     64         0.35      0.46       0.56      0.67      0.77      0.88      0.98      1.09       1.19      1.30
     65         0.35      0.46       0.56      0.67      0.77      0.88      0.98      1.09       1.19      1.30
     66         0.35      0.46       0.56      0.67      0.77      0.88      0.98      1.09       1.19      1.30
     67         0.35      0.46       0.56      0.67      0.77      0.88      0.98      1.09       1.19      1.30
     68         0.35      0.46       0.56      0.67      0.77      0.88      0.98      1.09       1.19      1.30
     69         0.35      0.46       0.56      0.67      0.77      0.88      0.98      1.09       1.19      1.30
     70         0.35      0.46       0.56      0.67      0.77      0.88      0.98      1.09       1.19      1.30
     71         0.35      0.46       0.56      0.67      0.77      0.88      0.98      1.09       1.19      1.30
     72         0.35      0.46       0.56      0.67      0.77      0.88      0.98      1.09       1.19      1.30
     73         0.35      0.46       0.56      0.67      0.77      0.88      0.98      1.09       1.19      1.30
     74         0.35      0.46       0.56      0.67      0.77      0.88      0.98      1.09       1.19      1.30
     75         0.35      0.46       0.56      0.67      0.77      0.88      0.98      1.09       1.19      1.30
     76         0.35      0.46       0.56      0.67      0.77      0.88      0.98      1.09       1.19      1.30
     77         0.35      0.46       0.56      0.67      0.77      0.88      0.98      1.09       1.19      1.30
     78         0.35      0.46       0.56      0.67      0.77      0.88      0.98      1.09       1.19      1.30
     79         0.35      0.46       0.56      0.67      0.77      0.88      0.98      1.09       1.19      1.30
     80         0.35      0.46       0.56      0.67      0.77      0.88      0.98      1.09       1.19      1.30
     81         0.35      0.46       0.56      0.67      0.77      0.88      0.98      1.09       1.19      1.30
     82         0.35      0.46       0.56      0.67      0.77      0.88      0.98      1.09       1.19      1.30
     83         0.35      0.46       0.56      0.67      0.77      0.88      0.98      1.09       1.19      1.30
     84         0.35      0.46       0.56      0.67      0.77      0.88      0.98      1.09       1.19      1.30
     85         0.35      0.46       0.56      0.67      0.77      0.88      0.98      1.09       1.19      1.30

     TABLE 5: MAXIMUM MONTHLY EXPENSE CHARGES PER $1000 OF FACE AMOUNT FOR A
         MALE INSURED IN THE NON-TOBACCO UNDERWRITING CLASS WHO SELECTED
                          ACCOUNTING BENEFIT OPTION II

    ISSUE
     AGE                                                  POLICY YEAR
----------------------------------------------------------------------------------------------------------------
                 1          2         3         4         5         6         7          8         9         10
----------------------------------------------------------------------------------------------------------------
      0         0.05      0.05       0.06      0.06      0.06      0.06      0.07      0.07       0.07      0.08
      1         0.06      0.06       0.07      0.07      0.07      0.08      0.08      0.08       0.09      0.09
      2         0.06      0.06       0.07      0.07      0.07      0.08      0.08      0.08       0.09      0.09
      3         0.06      0.06       0.07      0.07      0.07      0.08      0.08      0.08       0.09      0.09
      4         0.06      0.06       0.07      0.07      0.07      0.08      0.08      0.08       0.09      0.09
      5         0.06      0.06       0.07      0.07      0.07      0.08      0.08      0.08       0.09      0.09
      6         0.07      0.07       0.08      0.08      0.09      0.09      0.09      0.10       0.10      0.11
      7         0.07      0.07       0.08      0.08      0.09      0.09      0.09      0.10       0.10      0.11
      8         0.07      0.07       0.08      0.08      0.09      0.09      0.09      0.10       0.10      0.11
      9         0.07      0.07       0.08      0.08      0.09      0.09      0.09      0.10       0.10      0.11
     10         0.07      0.07       0.08      0.08      0.09      0.09      0.09      0.10       0.10      0.11
     11         0.07      0.07       0.08      0.08      0.09      0.09      0.09      0.10       0.10      0.11
     12         0.07      0.07       0.08      0.08      0.09      0.09      0.09      0.10       0.10      0.11
     13         0.07      0.07       0.08      0.08      0.09      0.09      0.09      0.10       0.10      0.11
     14         0.07      0.07       0.08      0.08      0.09      0.09      0.09      0.10       0.10      0.11
     15         0.08      0.08       0.09      0.09      0.10      0.10      0.11      0.11       0.12      0.12
     16         0.08      0.08       0.09      0.09      0.10      0.10      0.11      0.11       0.12      0.12
     17         0.08      0.08       0.09      0.09      0.10      0.10      0.11      0.11       0.12      0.12
     18         0.08      0.08       0.09      0.09      0.10      0.10      0.11      0.11       0.12      0.12
     19         0.09      0.10       0.10      0.11      0.11      0.12      0.12      0.13       0.13      0.14
     20         0.09      0.10       0.10      0.11      0.11      0.12      0.12      0.13       0.13      0.14
     21         0.09      0.10       0.10      0.11      0.11      0.12      0.12      0.13       0.13      0.14
     22         0.10      0.11       0.11      0.12      0.12      0.13      0.14      0.14       0.15      0.15
     23         0.10      0.11       0.11      0.12      0.12      0.13      0.14      0.14       0.15      0.15
     24         0.10      0.11       0.11      0.12      0.12      0.13      0.14      0.14       0.15      0.15
     25         0.11      0.12       0.12      0.13      0.14      0.14      0.15      0.16       0.16      0.17
     26         0.11      0.12       0.12      0.13      0.14      0.14      0.15      0.16       0.16      0.17
     27         0.11      0.12       0.12      0.13      0.14      0.14      0.15      0.16       0.16      0.17
     28         0.12      0.13       0.13      0.14      0.15      0.16      0.16      0.17       0.18      0.18
     29         0.12      0.13       0.13      0.14      0.15      0.16      0.16      0.17       0.18      0.18
     30         0.12      0.13       0.13      0.14      0.15      0.16      0.16      0.17       0.18      0.18
     31         0.12      0.13       0.13      0.14      0.15      0.16      0.16      0.17       0.18      0.18
     32         0.12      0.13       0.13      0.14      0.15      0.16      0.16      0.17       0.18      0.18
     33         0.12      0.13       0.13      0.14      0.15      0.16      0.16      0.17       0.18      0.18
     34         0.13      0.14       0.15      0.15      0.16      0.17      0.18      0.18       0.19      0.20
     35         0.13      0.14       0.15      0.15      0.16      0.17      0.18      0.18       0.19      0.20
     36         0.14      0.15       0.16      0.16      0.17      0.18      0.19      0.20       0.21      0.21
     37         0.15      0.16       0.17      0.18      0.19      0.19      0.20      0.21       0.22      0.23
     38         0.17      0.18       0.19      0.20      0.21      0.22      0.23      0.24       0.25      0.26
     39         0.17      0.18       0.19      0.20      0.21      0.22      0.23      0.24       0.25      0.26
     40         0.18      0.19       0.20      0.21      0.22      0.23      0.24      0.25       0.26      0.28
     41         0.20      0.21       0.22      0.24      0.25      0.26      0.27      0.28       0.29      0.31
     42         0.21      0.22       0.23      0.25      0.26      0.27      0.28      0.30       0.31      0.32
     43         0.22      0.23       0.25      0.26      0.27      0.28      0.30      0.31       0.32      0.34

     TABLE 5: MAXIMUM MONTHLY EXPENSE CHARGES PER $1000 OF FACE AMOUNT FOR A
         MALE INSURED IN THE NON-TOBACCO UNDERWRITING CLASS WHO SELECTED
                          ACCOUNTING BENEFIT OPTION II

    ISSUE
     AGE                                                  POLICY YEAR
----------------------------------------------------------------------------------------------------------------
                 1          2         3         4         5         6         7          8         9         10
----------------------------------------------------------------------------------------------------------------
     44         0.22      0.23       0.25      0.26      0.27      0.28      0.30      0.31       0.32      0.34
     45         0.24      0.25       0.27      0.28      0.30      0.31      0.32      0.34       0.35      0.37
     46         0.25      0.26       0.28      0.29      0.31      0.32      0.34      0.35       0.37      0.38
     47         0.27      0.29       0.30      0.32      0.33      0.35      0.37      0.38       0.40      0.41
     48         0.27      0.29       0.30      0.32      0.33      0.35      0.37      0.38       0.40      0.41
     49         0.29      0.31       0.32      0.34      0.36      0.38      0.39      0.41       0.43      0.44
     50         0.30      0.32       0.34      0.35      0.37      0.39      0.41      0.42       0.44      0.46
     51         0.31      0.33       0.35      0.36      0.38      0.40      0.42      0.44       0.46      0.47
     52         0.31      0.33       0.35      0.36      0.38      0.40      0.42      0.44       0.46      0.47
     53         0.33      0.35       0.37      0.39      0.41      0.43      0.45      0.47       0.49      0.50
     54         0.34      0.36       0.38      0.40      0.42      0.44      0.46      0.48       0.50      0.52
     55         0.35      0.37       0.39      0.41      0.43      0.45      0.47      0.49       0.51      0.54
     56         0.37      0.39       0.41      0.44      0.46      0.48      0.50      0.52       0.54      0.57
     57         0.39      0.41       0.44      0.46      0.48      0.50      0.53      0.55       0.57      0.60
     58         0.41      0.43       0.46      0.48      0.51      0.53      0.55      0.58       0.60      0.63
     59         0.44      0.47       0.49      0.52      0.54      0.57      0.60      0.62       0.65      0.67
     60         0.46      0.49       0.51      0.54      0.57      0.60      0.62      0.65       0.68      0.70
     61         0.49      0.52       0.55      0.58      0.61      0.63      0.66      0.69       0.72      0.75
     62         0.51      0.54       0.57      0.60      0.63      0.66      0.69      0.72       0.75      0.78
     63         0.55      0.58       0.61      0.65      0.68      0.71      0.74      0.78       0.81      0.84
     64         0.57      0.60       0.64      0.67      0.70      0.74      0.77      0.80       0.84      0.87
     65         0.60      0.64       0.67      0.71      0.74      0.78      0.81      0.85       0.88      0.92
     66         0.60      0.64       0.67      0.71      0.74      0.78      0.81      0.85       0.88      0.92
     67         0.60      0.64       0.67      0.71      0.74      0.78      0.81      0.85       0.88      0.92
     68         0.60      0.64       0.67      0.71      0.74      0.78      0.81      0.85       0.88      0.92
     69         0.60      0.64       0.67      0.71      0.74      0.78      0.81      0.85       0.88      0.92
     70         0.59      0.62       0.66      0.69      0.73      0.76      0.80      0.83       0.87      0.90
     71         0.59      0.62       0.66      0.69      0.73      0.76      0.80      0.83       0.87      0.90
     72         0.59      0.62       0.66      0.69      0.73      0.76      0.80      0.83       0.87      0.90
     73         0.59      0.62       0.66      0.69      0.73      0.76      0.80      0.83       0.87      0.90
     74         0.59      0.62       0.66      0.69      0.73      0.76      0.80      0.83       0.87      0.90
     75         0.59      0.62       0.66      0.69      0.73      0.76      0.80      0.83       0.87      0.90
     76         0.59      0.62       0.66      0.69      0.73      0.76      0.80      0.83       0.87      0.90
     77         0.59      0.62       0.66      0.69      0.73      0.76      0.80      0.83       0.87      0.90
     78         0.59      0.62       0.66      0.69      0.73      0.76      0.80      0.83       0.87      0.90
     79         0.59      0.62       0.66      0.69      0.73      0.76      0.80      0.83       0.87      0.90
     80         0.59      0.62       0.66      0.69      0.73      0.76      0.80      0.83       0.87      0.90
     81         0.59      0.62       0.66      0.69      0.73      0.76      0.80      0.83       0.87      0.90
     82         0.59      0.62       0.66      0.69      0.73      0.76      0.80      0.83       0.87      0.90
     83         0.59      0.62       0.66      0.69      0.73      0.76      0.80      0.83       0.87      0.90
     84         0.59      0.62       0.66      0.69      0.73      0.76      0.80      0.83       0.87      0.90
     85         0.59      0.62       0.66      0.69      0.73      0.76      0.80      0.83       0.87      0.90

     TABLE 6: MAXIMUM MONTHLY EXPENSE CHARGES PER $1000 OF FACE AMOUNT FOR A
           MALE INSURED IN THE TOBACCO UNDERWRITING CLASS WHO SELECTED
                          ACCOUNTING BENEFIT OPTION II

    ISSUE
     AGE                                                  POLICY YEAR
----------------------------------------------------------------------------------------------------------------
                 1          2         3         4         5         6         7          8         9         10
----------------------------------------------------------------------------------------------------------------
      0         0.07      0.07       0.08      0.08      0.09      0.09      0.09      0.10       0.10      0.11
      1         0.08      0.08       0.09      0.09      0.10      0.10      0.11      0.11       0.12      0.12
      2         0.08      0.08       0.09      0.09      0.10      0.10      0.11      0.11       0.12      0.12
      3         0.08      0.08       0.09      0.09      0.10      0.10      0.11      0.11       0.12      0.12
      4         0.08      0.08       0.09      0.09      0.10      0.10      0.11      0.11       0.12      0.12
      5         0.08      0.08       0.09      0.09      0.10      0.10      0.11      0.11       0.12      0.12
      6         0.09      0.10       0.10      0.11      0.11      0.12      0.12      0.13       0.13      0.14
      7         0.09      0.10       0.10      0.11      0.11      0.12      0.12      0.13       0.13      0.14
      8         0.09      0.10       0.10      0.11      0.11      0.12      0.12      0.13       0.13      0.14
      9         0.09      0.10       0.10      0.11      0.11      0.12      0.12      0.13       0.13      0.14
     10         0.10      0.11       0.11      0.12      0.12      0.13      0.14      0.14       0.15      0.15
     11         0.10      0.11       0.11      0.12      0.12      0.13      0.14      0.14       0.15      0.15
     12         0.10      0.11       0.11      0.12      0.12      0.13      0.14      0.14       0.15      0.15
     13         0.10      0.11       0.11      0.12      0.12      0.13      0.14      0.14       0.15      0.15
     14         0.11      0.12       0.12      0.13      0.14      0.14      0.15      0.16       0.16      0.17
     15         0.11      0.12       0.12      0.13      0.14      0.14      0.15      0.16       0.16      0.17
     16         0.11      0.12       0.12      0.13      0.14      0.14      0.15      0.16       0.16      0.17
     17         0.11      0.12       0.12      0.13      0.14      0.14      0.15      0.16       0.16      0.17
     18         0.12      0.13       0.13      0.14      0.15      0.16      0.16      0.17       0.18      0.18
     19         0.12      0.13       0.13      0.14      0.15      0.16      0.16      0.17       0.18      0.18
     20         0.12      0.13       0.13      0.14      0.15      0.16      0.16      0.17       0.18      0.18
     21         0.12      0.13       0.13      0.14      0.15      0.16      0.16      0.17       0.18      0.18
     22         0.12      0.13       0.13      0.14      0.15      0.16      0.16      0.17       0.18      0.18
     23         0.12      0.13       0.13      0.14      0.15      0.16      0.16      0.17       0.18      0.18
     24         0.13      0.14       0.15      0.15      0.16      0.17      0.18      0.18       0.19      0.20
     25         0.13      0.14       0.15      0.15      0.16      0.17      0.18      0.18       0.19      0.20
     26         0.13      0.14       0.15      0.15      0.16      0.17      0.18      0.18       0.19      0.20
     27         0.14      0.15       0.16      0.16      0.17      0.18      0.19      0.20       0.21      0.21
     28         0.14      0.15       0.16      0.16      0.17      0.18      0.19      0.20       0.21      0.21
     29         0.14      0.15       0.16      0.16      0.17      0.18      0.19      0.20       0.21      0.21
     30         0.15      0.16       0.17      0.18      0.19      0.19      0.20      0.21       0.22      0.23
     31         0.15      0.16       0.17      0.18      0.19      0.19      0.20      0.21       0.22      0.23
     32         0.15      0.16       0.17      0.18      0.19      0.19      0.20      0.21       0.22      0.23
     33         0.16      0.17       0.18      0.19      0.20      0.21      0.22      0.23       0.24      0.24
     34         0.16      0.17       0.18      0.19      0.20      0.21      0.22      0.23       0.24      0.24
     35         0.16      0.17       0.18      0.19      0.20      0.21      0.22      0.23       0.24      0.24
     36         0.17      0.18       0.19      0.20      0.21      0.22      0.23      0.24       0.25      0.26
     37         0.19      0.20       0.21      0.22      0.23      0.25      0.26      0.27       0.28      0.29
     38         0.20      0.21       0.22      0.24      0.25      0.26      0.27      0.28       0.29      0.31
     39         0.22      0.23       0.25      0.26      0.27      0.28      0.30      0.31       0.32      0.34
     40         0.22      0.23       0.25      0.26      0.27      0.28      0.30      0.31       0.32      0.34
     41         0.24      0.25       0.27      0.28      0.30      0.31      0.32      0.34       0.35      0.37
     42         0.25      0.26       0.28      0.29      0.31      0.32      0.34      0.35       0.37      0.38
     43         0.27      0.29       0.30      0.32      0.33      0.35      0.37      0.38       0.40      0.41

     TABLE 6: MAXIMUM MONTHLY EXPENSE CHARGES PER $1000 OF FACE AMOUNT FOR A
           MALE INSURED IN THE TOBACCO UNDERWRITING CLASS WHO SELECTED
                          ACCOUNTING BENEFIT OPTION II

    ISSUE
     AGE                                                  POLICY YEAR
----------------------------------------------------------------------------------------------------------------
                 1          2         3         4         5         6         7          8         9         10
----------------------------------------------------------------------------------------------------------------
     44         0.28      0.30       0.31      0.33      0.35      0.36      0.38      0.40       0.41      0.43
     45         0.29      0.31       0.32      0.34      0.36      0.38      0.39      0.41       0.43      0.44
     46         0.31      0.33       0.35      0.36      0.38      0.40      0.42      0.44       0.46      0.47
     47         0.32      0.34       0.36      0.38      0.40      0.41      0.43      0.45       0.47      0.49
     48         0.33      0.35       0.37      0.39      0.41      0.43      0.45      0.47       0.49      0.50
     49         0.35      0.37       0.39      0.41      0.43      0.45      0.47      0.49       0.51      0.54
     50         0.36      0.38       0.40      0.42      0.44      0.47      0.49      0.51       0.53      0.55
     51         0.37      0.39       0.41      0.44      0.46      0.48      0.50      0.52       0.54      0.57
     52         0.39      0.41       0.44      0.46      0.48      0.50      0.53      0.55       0.57      0.60
     53         0.40      0.42       0.45      0.47      0.49      0.52      0.54      0.56       0.59      0.61
     54         0.41      0.43       0.46      0.48      0.51      0.53      0.55      0.58       0.60      0.63
     55         0.42      0.44       0.47      0.49      0.52      0.54      0.57      0.59       0.62      0.64
     56         0.45      0.48       0.50      0.53      0.56      0.58      0.61      0.64       0.66      0.69
     57         0.48      0.51       0.54      0.56      0.59      0.62      0.65      0.68       0.71      0.73
     58         0.51      0.54       0.57      0.60      0.63      0.66      0.69      0.72       0.75      0.78
     59         0.53      0.56       0.59      0.62      0.65      0.69      0.72      0.75       0.78      0.81
     60         0.56      0.59       0.63      0.66      0.69      0.72      0.76      0.79       0.82      0.86
     61         0.57      0.60       0.64      0.67      0.70      0.74      0.77      0.80       0.84      0.87
     62         0.58      0.61       0.65      0.68      0.72      0.75      0.78      0.82       0.85      0.89
     63         0.59      0.62       0.66      0.69      0.73      0.76      0.80      0.83       0.87      0.90
     64         0.60      0.64       0.67      0.71      0.74      0.78      0.81      0.85       0.88      0.92
     65         0.61      0.65       0.68      0.72      0.75      0.79      0.83      0.86       0.90      0.93
     66         0.61      0.65       0.68      0.72      0.75      0.79      0.83      0.86       0.90      0.93
     67         0.60      0.64       0.67      0.71      0.74      0.78      0.81      0.85       0.88      0.92
     68         0.60      0.64       0.67      0.71      0.74      0.78      0.81      0.85       0.88      0.92
     69         0.60      0.64       0.67      0.71      0.74      0.78      0.81      0.85       0.88      0.92
     70         0.60      0.64       0.67      0.71      0.74      0.78      0.81      0.85       0.88      0.92
     71         0.60      0.64       0.67      0.71      0.74      0.78      0.81      0.85       0.88      0.92
     72         0.60      0.64       0.67      0.71      0.74      0.78      0.81      0.85       0.88      0.92
     73         0.60      0.64       0.67      0.71      0.74      0.78      0.81      0.85       0.88      0.92
     74         0.60      0.64       0.67      0.71      0.74      0.78      0.81      0.85       0.88      0.92
     75         0.60      0.64       0.67      0.71      0.74      0.78      0.81      0.85       0.88      0.92
     76         0.60      0.64       0.67      0.71      0.74      0.78      0.81      0.85       0.88      0.92
     77         0.60      0.64       0.67      0.71      0.74      0.78      0.81      0.85       0.88      0.92
     78         0.60      0.64       0.67      0.71      0.74      0.78      0.81      0.85       0.88      0.92
     79         0.60      0.64       0.67      0.71      0.74      0.78      0.81      0.85       0.88      0.92
     80         0.60      0.64       0.67      0.71      0.74      0.78      0.81      0.85       0.88      0.92
     81         0.60      0.64       0.67      0.71      0.74      0.78      0.81      0.85       0.88      0.92
     82         0.60      0.64       0.67      0.71      0.74      0.78      0.81      0.85       0.88      0.92
     83         0.60      0.64       0.67      0.71      0.74      0.78      0.81      0.85       0.88      0.92
     84         0.60      0.64       0.67      0.71      0.74      0.78      0.81      0.85       0.88      0.92
     85         0.60      0.64       0.67      0.71      0.74      0.78      0.81      0.85       0.88      0.92

     TABLE 7: MAXIMUM MONTHLY EXPENSE CHARGES PER $1000 OF FACE AMOUNT FOR A
        FEMALE INSURED IN THE NON-TOBACCO UNDERWRITING CLASS WHO SELECTED
                          ACCOUNTING BENEFIT OPTION II

  ISSUE
   AGE                                                   POLICY YEAR
---------------------------------------------------------------------------------------------------------------
              1          2         3          4         5          6         7          8         9         10
---------------------------------------------------------------------------------------------------------------
    0        0.05      0.05       0.06      0.06       0.06      0.06       0.07      0.07       0.07      0.08
    1        0.05      0.05       0.06      0.06       0.06      0.06       0.07      0.07       0.07      0.08
    2        0.05      0.05       0.06      0.06       0.06      0.06       0.07      0.07       0.07      0.08
    3        0.06      0.06       0.07      0.07       0.07      0.08       0.08      0.08       0.09      0.09
    4        0.06      0.06       0.07      0.07       0.07      0.08       0.08      0.08       0.09      0.09
    5        0.06      0.06       0.07      0.07       0.07      0.08       0.08      0.08       0.09      0.09
    6        0.06      0.06       0.07      0.07       0.07      0.08       0.08      0.08       0.09      0.09
    7        0.06      0.06       0.07      0.07       0.07      0.08       0.08      0.08       0.09      0.09
    8        0.06      0.06       0.07      0.07       0.07      0.08       0.08      0.08       0.09      0.09
    9        0.07      0.07       0.08      0.08       0.09      0.09       0.09      0.10       0.10      0.11
    10       0.07      0.07       0.08      0.08       0.09      0.09       0.09      0.10       0.10      0.11
    11       0.07      0.07       0.08      0.08       0.09      0.09       0.09      0.10       0.10      0.11
    12       0.07      0.07       0.08      0.08       0.09      0.09       0.09      0.10       0.10      0.11
    13       0.07      0.07       0.08      0.08       0.09      0.09       0.09      0.10       0.10      0.11
    14       0.07      0.07       0.08      0.08       0.09      0.09       0.09      0.10       0.10      0.11
    15       0.07      0.07       0.08      0.08       0.09      0.09       0.09      0.10       0.10      0.11
    16       0.07      0.07       0.08      0.08       0.09      0.09       0.09      0.10       0.10      0.11
    17       0.07      0.07       0.08      0.08       0.09      0.09       0.09      0.10       0.10      0.11
    18       0.07      0.07       0.08      0.08       0.09      0.09       0.09      0.10       0.10      0.11
    19       0.07      0.07       0.08      0.08       0.09      0.09       0.09      0.10       0.10      0.11
    20       0.08      0.08       0.09      0.09       0.10      0.10       0.11      0.11       0.12      0.12
    21       0.08      0.08       0.09      0.09       0.10      0.10       0.11      0.11       0.12      0.12
    22       0.08      0.08       0.09      0.09       0.10      0.10       0.11      0.11       0.12      0.12
    23       0.08      0.08       0.09      0.09       0.10      0.10       0.11      0.11       0.12      0.12
    24       0.09      0.10       0.10      0.11       0.11      0.12       0.12      0.13       0.13      0.14
    25       0.09      0.10       0.10      0.11       0.11      0.12       0.12      0.13       0.13      0.14
    26       0.09      0.10       0.10      0.11       0.11      0.12       0.12      0.13       0.13      0.14
    27       0.09      0.10       0.10      0.11       0.11      0.12       0.12      0.13       0.13      0.14
    28       0.10      0.11       0.11      0.12       0.12      0.13       0.14      0.14       0.15      0.15
    29       0.10      0.11       0.11      0.12       0.12      0.13       0.14      0.14       0.15      0.15
    30       0.10      0.11       0.11      0.12       0.12      0.13       0.14      0.14       0.15      0.15
    31       0.10      0.11       0.11      0.12       0.12      0.13       0.14      0.14       0.15      0.15
    32       0.11      0.12       0.12      0.13       0.14      0.14       0.15      0.16       0.16      0.17
    33       0.11      0.12       0.12      0.13       0.14      0.14       0.15      0.16       0.16      0.17
    34       0.11      0.12       0.12      0.13       0.14      0.14       0.15      0.16       0.16      0.17
    35       0.11      0.12       0.12      0.13       0.14      0.14       0.15      0.16       0.16      0.17
    36       0.12      0.13       0.13      0.14       0.15      0.16       0.16      0.17       0.18      0.18
    37       0.13      0.14       0.15      0.15       0.16      0.17       0.18      0.18       0.19      0.20
    38       0.14      0.15       0.16      0.16       0.17      0.18       0.19      0.20       0.21      0.21
    39       0.15      0.16       0.17      0.18       0.19      0.19       0.20      0.21       0.22      0.23
    40       0.16      0.17       0.18      0.19       0.20      0.21       0.22      0.23       0.24      0.24
    41       0.17      0.18       0.19      0.20       0.21      0.22       0.23      0.24       0.25      0.26
    42       0.17      0.18       0.19      0.20       0.21      0.22       0.23      0.24       0.25      0.26
    43       0.18      0.19       0.20      0.21       0.22      0.23       0.24      0.25       0.26      0.28

     TABLE 7: MAXIMUM MONTHLY EXPENSE CHARGES PER $1000 OF FACE AMOUNT FOR A
        FEMALE INSURED IN THE NON-TOBACCO UNDERWRITING CLASS WHO SELECTED
                          ACCOUNTING BENEFIT OPTION II

  ISSUE
   AGE                                                   POLICY YEAR
---------------------------------------------------------------------------------------------------------------
              1          2         3          4         5          6         7          8         9         10
---------------------------------------------------------------------------------------------------------------
    44       0.19      0.20       0.21      0.22       0.23      0.25       0.26      0.27       0.28      0.29
    45       0.20      0.21       0.22      0.24       0.25      0.26       0.27      0.28       0.29      0.31
    46       0.22      0.23       0.25      0.26       0.27      0.28       0.30      0.31       0.32      0.34
    47       0.22      0.23       0.25      0.26       0.27      0.28       0.30      0.31       0.32      0.34
    48       0.23      0.24       0.26      0.27       0.28      0.30       0.31      0.32       0.34      0.35
    49       0.24      0.25       0.27      0.28       0.30      0.31       0.32      0.34       0.35      0.37
    50       0.25      0.26       0.28      0.29       0.31      0.32       0.34      0.35       0.37      0.38
    51       0.26      0.28       0.29      0.31       0.32      0.34       0.35      0.37       0.38      0.40
    52       0.27      0.29       0.30      0.32       0.33      0.35       0.37      0.38       0.40      0.41
    53       0.27      0.29       0.30      0.32       0.33      0.35       0.37      0.38       0.40      0.41
    54       0.28      0.30       0.31      0.33       0.35      0.36       0.38      0.40       0.41      0.43
    55       0.29      0.31       0.32      0.34       0.36      0.38       0.39      0.41       0.43      0.44
    56       0.31      0.33       0.35      0.36       0.38      0.40       0.42      0.44       0.46      0.47
    57       0.33      0.35       0.37      0.39       0.41      0.43       0.45      0.47       0.49      0.50
    58       0.35      0.37       0.39      0.41       0.43      0.45       0.47      0.49       0.51      0.54
    59       0.36      0.38       0.40      0.42       0.44      0.47       0.49      0.51       0.53      0.55
    60       0.38      0.40       0.42      0.45       0.47      0.49       0.51      0.54       0.56      0.58
    61       0.41      0.43       0.46      0.48       0.51      0.53       0.55      0.58       0.60      0.63
    62       0.42      0.44       0.47      0.49       0.52      0.54       0.57      0.59       0.62      0.64
    63       0.45      0.48       0.50      0.53       0.56      0.58       0.61      0.64       0.66      0.69
    64       0.46      0.49       0.51      0.54       0.57      0.60       0.62      0.65       0.68      0.70
    65       0.49      0.52       0.55      0.58       0.61      0.63       0.66      0.69       0.72      0.75
    66       0.48      0.51       0.54      0.56       0.59      0.62       0.65      0.68       0.71      0.73
    67       0.48      0.51       0.54      0.56       0.59      0.62       0.65      0.68       0.71      0.73
    68       0.48      0.51       0.54      0.56       0.59      0.62       0.65      0.68       0.71      0.73
    69       0.47      0.50       0.53      0.55       0.58      0.61       0.64      0.66       0.69      0.72
    70       0.47      0.50       0.53      0.55       0.58      0.61       0.64      0.66       0.69      0.72
    71       0.47      0.50       0.53      0.55       0.58      0.61       0.64      0.66       0.69      0.72
    72       0.47      0.50       0.53      0.55       0.58      0.61       0.64      0.66       0.69      0.72
    73       0.47      0.50       0.53      0.55       0.58      0.61       0.64      0.66       0.69      0.72
    74       0.47      0.50       0.53      0.55       0.58      0.61       0.64      0.66       0.69      0.72
    75       0.47      0.50       0.53      0.55       0.58      0.61       0.64      0.66       0.69      0.72
    76       0.47      0.50       0.53      0.55       0.58      0.61       0.64      0.66       0.69      0.72
    77       0.47      0.50       0.53      0.55       0.58      0.61       0.64      0.66       0.69      0.72
    78       0.47      0.50       0.53      0.55       0.58      0.61       0.64      0.66       0.69      0.72
    79       0.47      0.50       0.53      0.55       0.58      0.61       0.64      0.66       0.69      0.72
    80       0.47      0.50       0.53      0.55       0.58      0.61       0.64      0.66       0.69      0.72
    81       0.47      0.50       0.53      0.55       0.58      0.61       0.64      0.66       0.69      0.72
    82       0.47      0.50       0.53      0.55       0.58      0.61       0.64      0.66       0.69      0.72
    83       0.47      0.50       0.53      0.55       0.58      0.61       0.64      0.66       0.69      0.72
    84       0.47      0.50       0.53      0.55       0.58      0.61       0.64      0.66       0.69      0.72
    85       0.47      0.50       0.53      0.55       0.58      0.61       0.64      0.66       0.69      0.72

     TABLE 8: MAXIMUM MONTHLY EXPENSE CHARGES PER $1000 OF FACE AMOUNT FOR A
          FEMALE INSURED IN THE TOBACCO UNDERWRITING CLASS WHO SELECTED
                          ACCOUNTING BENEFIT OPTION II

  ISSUE
   AGE                                                   POLICY YEAR
---------------------------------------------------------------------------------------------------------------
              1          2         3          4         5          6         7          8         9         10
---------------------------------------------------------------------------------------------------------------
    0        0.05      0.05       0.06      0.06       0.06      0.06       0.07      0.07       0.07      0.08
    1        0.06      0.06       0.07      0.07       0.07      0.08       0.08      0.08       0.09      0.09
    2        0.06      0.06       0.07      0.07       0.07      0.08       0.08      0.08       0.09      0.09
    3        0.06      0.06       0.07      0.07       0.07      0.08       0.08      0.08       0.09      0.09
    4        0.06      0.06       0.07      0.07       0.07      0.08       0.08      0.08       0.09      0.09
    5        0.06      0.06       0.07      0.07       0.07      0.08       0.08      0.08       0.09      0.09
    6        0.07      0.07       0.08      0.08       0.09      0.09       0.09      0.10       0.10      0.11
    7        0.07      0.07       0.08      0.08       0.09      0.09       0.09      0.10       0.10      0.11
    8        0.07      0.07       0.08      0.08       0.09      0.09       0.09      0.10       0.10      0.11
    9        0.07      0.07       0.08      0.08       0.09      0.09       0.09      0.10       0.10      0.11
    10       0.07      0.07       0.08      0.08       0.09      0.09       0.09      0.10       0.10      0.11
    11       0.07      0.07       0.08      0.08       0.09      0.09       0.09      0.10       0.10      0.11
    12       0.07      0.07       0.08      0.08       0.09      0.09       0.09      0.10       0.10      0.11
    13       0.07      0.07       0.08      0.08       0.09      0.09       0.09      0.10       0.10      0.11
    14       0.07      0.07       0.08      0.08       0.09      0.09       0.09      0.10       0.10      0.11
    15       0.08      0.08       0.09      0.09       0.10      0.10       0.11      0.11       0.12      0.12
    16       0.08      0.08       0.09      0.09       0.10      0.10       0.11      0.11       0.12      0.12
    17       0.08      0.08       0.09      0.09       0.10      0.10       0.11      0.11       0.12      0.12
    18       0.08      0.08       0.09      0.09       0.10      0.10       0.11      0.11       0.12      0.12
    19       0.09      0.10       0.10      0.11       0.11      0.12       0.12      0.13       0.13      0.14
    20       0.09      0.10       0.10      0.11       0.11      0.12       0.12      0.13       0.13      0.14
    21       0.09      0.10       0.10      0.11       0.11      0.12       0.12      0.13       0.13      0.14
    22       0.10      0.11       0.11      0.12       0.12      0.13       0.14      0.14       0.15      0.15
    23       0.10      0.11       0.11      0.12       0.12      0.13       0.14      0.14       0.15      0.15
    24       0.10      0.11       0.11      0.12       0.12      0.13       0.14      0.14       0.15      0.15
    25       0.11      0.12       0.12      0.13       0.14      0.14       0.15      0.16       0.16      0.17
    26       0.11      0.12       0.12      0.13       0.14      0.14       0.15      0.16       0.16      0.17
    27       0.11      0.12       0.12      0.13       0.14      0.14       0.15      0.16       0.16      0.17
    28       0.12      0.13       0.13      0.14       0.15      0.16       0.16      0.17       0.18      0.18
    29       0.12      0.13       0.13      0.14       0.15      0.16       0.16      0.17       0.18      0.18
    30       0.12      0.13       0.13      0.14       0.15      0.16       0.16      0.17       0.18      0.18
    31       0.12      0.13       0.13      0.14       0.15      0.16       0.16      0.17       0.18      0.18
    32       0.12      0.13       0.13      0.14       0.15      0.16       0.16      0.17       0.18      0.18
    33       0.12      0.13       0.13      0.14       0.15      0.16       0.16      0.17       0.18      0.18
    34       0.13      0.14       0.15      0.15       0.16      0.17       0.18      0.18       0.19      0.20
    35       0.13      0.14       0.15      0.15       0.16      0.17       0.18      0.18       0.19      0.20
    36       0.14      0.15       0.16      0.16       0.17      0.18       0.19      0.20       0.21      0.21
    37       0.15      0.16       0.17      0.18       0.19      0.19       0.20      0.21       0.22      0.23
    38       0.17      0.18       0.19      0.20       0.21      0.22       0.23      0.24       0.25      0.26
    39       0.17      0.18       0.19      0.20       0.21      0.22       0.23      0.24       0.25      0.26
    40       0.18      0.19       0.20      0.21       0.22      0.23       0.24      0.25       0.26      0.28
    41       0.20      0.21       0.22      0.24       0.25      0.26       0.27      0.28       0.29      0.31
    42       0.21      0.22       0.23      0.25       0.26      0.27       0.28      0.30       0.31      0.32
    43       0.22      0.23       0.25      0.26       0.27      0.28       0.30      0.31       0.32      0.34

     TABLE 8: MAXIMUM MONTHLY EXPENSE CHARGES PER $1000 OF FACE AMOUNT FOR A
          FEMALE INSURED IN THE TOBACCO UNDERWRITING CLASS WHO SELECTED
                          ACCOUNTING BENEFIT OPTION II

  ISSUE
   AGE                                                   POLICY YEAR
---------------------------------------------------------------------------------------------------------------
              1          2         3          4         5          6         7          8         9         10
---------------------------------------------------------------------------------------------------------------
    44       0.22      0.23       0.25      0.26       0.27      0.28       0.30      0.31       0.32      0.34
    45       0.24      0.25       0.27      0.28       0.30      0.31       0.32      0.34       0.35      0.37
    46       0.25      0.26       0.28      0.29       0.31      0.32       0.34      0.35       0.37      0.38
    47       0.26      0.28       0.29      0.31       0.32      0.34       0.35      0.37       0.38      0.40
    48       0.27      0.29       0.30      0.32       0.33      0.35       0.37      0.38       0.40      0.41
    49       0.28      0.30       0.31      0.33       0.35      0.36       0.38      0.40       0.41      0.43
    50       0.29      0.31       0.32      0.34       0.36      0.38       0.39      0.41       0.43      0.44
    51       0.30      0.32       0.34      0.35       0.37      0.39       0.41      0.42       0.44      0.46
    52       0.31      0.33       0.35      0.36       0.38      0.40       0.42      0.44       0.46      0.47
    53       0.32      0.34       0.36      0.38       0.40      0.41       0.43      0.45       0.47      0.49
    54       0.33      0.35       0.37      0.39       0.41      0.43       0.45      0.47       0.49      0.50
    55       0.34      0.36       0.38      0.40       0.42      0.44       0.46      0.48       0.50      0.52
    56       0.36      0.38       0.40      0.42       0.44      0.47       0.49      0.51       0.53      0.55
    57       0.38      0.40       0.42      0.45       0.47      0.49       0.51      0.54       0.56      0.58
    58       0.41      0.43       0.46      0.48       0.51      0.53       0.55      0.58       0.60      0.63
    59       0.42      0.44       0.47      0.49       0.52      0.54       0.57      0.59       0.62      0.64
    60       0.45      0.48       0.50      0.53       0.56      0.58       0.61      0.64       0.66      0.69
    61       0.47      0.50       0.53      0.55       0.58      0.61       0.64      0.66       0.69      0.72
    62       0.49      0.52       0.55      0.58       0.61      0.63       0.66      0.69       0.72      0.75
    63       0.51      0.54       0.57      0.60       0.63      0.66       0.69      0.72       0.75      0.78
    64       0.54      0.57       0.60      0.64       0.67      0.70       0.73      0.76       0.79      0.83
    65       0.56      0.59       0.63      0.66       0.69      0.72       0.76      0.79       0.82      0.86
    66       0.56      0.59       0.63      0.66       0.69      0.72       0.76      0.79       0.82      0.86
    67       0.56      0.59       0.63      0.66       0.69      0.72       0.76      0.79       0.82      0.86
    68       0.56      0.59       0.63      0.66       0.69      0.72       0.76      0.79       0.82      0.86
    69       0.55      0.58       0.61      0.65       0.68      0.71       0.74      0.78       0.81      0.84
    70       0.55      0.58       0.61      0.65       0.68      0.71       0.74      0.78       0.81      0.84
    71       0.55      0.58       0.61      0.65       0.68      0.71       0.74      0.78       0.81      0.84
    72       0.55      0.58       0.61      0.65       0.68      0.71       0.74      0.78       0.81      0.84
    73       0.55      0.58       0.61      0.65       0.68      0.71       0.74      0.78       0.81      0.84
    74       0.55      0.58       0.61      0.65       0.68      0.71       0.74      0.78       0.81      0.84
    75       0.55      0.58       0.61      0.65       0.68      0.71       0.74      0.78       0.81      0.84
    76       0.55      0.58       0.61      0.65       0.68      0.71       0.74      0.78       0.81      0.84
    77       0.55      0.58       0.61      0.65       0.68      0.71       0.74      0.78       0.81      0.84
    78       0.55      0.58       0.61      0.65       0.68      0.71       0.74      0.78       0.81      0.84
    79       0.55      0.58       0.61      0.65       0.68      0.71       0.74      0.78       0.81      0.84
    80       0.55      0.58       0.61      0.65       0.68      0.71       0.74      0.78       0.81      0.84
    81       0.55      0.58       0.61      0.65       0.68      0.71       0.74      0.78       0.81      0.84
    82       0.55      0.58       0.61      0.65       0.68      0.71       0.74      0.78       0.81      0.84
    83       0.55      0.58       0.61      0.65       0.68      0.71       0.74      0.78       0.81      0.84
    84       0.55      0.58       0.61      0.65       0.68      0.71       0.74      0.78       0.81      0.84
    85       0.55      0.58       0.61      0.65       0.68      0.71       0.74      0.78       0.81      0.84

     TABLE 9: MAXIMUM MONTHLY EXPENSE CHARGES PER $1000 OF FACE AMOUNT FOR A
        UNISEX INSURED IN THE NON-TOBACCO UNDERWRITING CLASS WHO SELECTED
                          ACCOUNTING BENEFIT OPTION II

  ISSUE
   AGE                                                   POLICY YEAR
---------------------------------------------------------------------------------------------------------------
              1          2         3          4         5          6         7          8         9         10
---------------------------------------------------------------------------------------------------------------
    0        0.05      0.05       0.06      0.06       0.06      0.06       0.07      0.07       0.07      0.08
    1        0.06      0.06       0.07      0.07       0.07      0.08       0.08      0.08       0.09      0.09
    2        0.06      0.06       0.07      0.07       0.07      0.08       0.08      0.08       0.09      0.09
    3        0.06      0.06       0.07      0.07       0.07      0.08       0.08      0.08       0.09      0.09
    4        0.06      0.06       0.07      0.07       0.07      0.08       0.08      0.08       0.09      0.09
    5        0.06      0.06       0.07      0.07       0.07      0.08       0.08      0.08       0.09      0.09
    6        0.06      0.06       0.07      0.07       0.07      0.08       0.08      0.08       0.09      0.09
    7        0.07      0.07       0.08      0.08       0.09      0.09       0.09      0.10       0.10      0.11
    8        0.07      0.07       0.08      0.08       0.09      0.09       0.09      0.10       0.10      0.11
    9        0.07      0.07       0.08      0.08       0.09      0.09       0.09      0.10       0.10      0.11
    10       0.07      0.07       0.08      0.08       0.09      0.09       0.09      0.10       0.10      0.11
    11       0.07      0.07       0.08      0.08       0.09      0.09       0.09      0.10       0.10      0.11
    12       0.07      0.07       0.08      0.08       0.09      0.09       0.09      0.10       0.10      0.11
    13       0.07      0.07       0.08      0.08       0.09      0.09       0.09      0.10       0.10      0.11
    14       0.07      0.07       0.08      0.08       0.09      0.09       0.09      0.10       0.10      0.11
    15       0.07      0.07       0.08      0.08       0.09      0.09       0.09      0.10       0.10      0.11
    16       0.08      0.08       0.09      0.09       0.10      0.10       0.11      0.11       0.12      0.12
    17       0.08      0.08       0.09      0.09       0.10      0.10       0.11      0.11       0.12      0.12
    18       0.08      0.08       0.09      0.09       0.10      0.10       0.11      0.11       0.12      0.12
    19       0.08      0.08       0.09      0.09       0.10      0.10       0.11      0.11       0.12      0.12
    20       0.09      0.10       0.10      0.11       0.11      0.12       0.12      0.13       0.13      0.14
    21       0.09      0.10       0.10      0.11       0.11      0.12       0.12      0.13       0.13      0.14
    22       0.09      0.10       0.10      0.11       0.11      0.12       0.12      0.13       0.13      0.14
    23       0.10      0.11       0.11      0.12       0.12      0.13       0.14      0.14       0.15      0.15
    24       0.10      0.11       0.11      0.12       0.12      0.13       0.14      0.14       0.15      0.15
    25       0.10      0.11       0.11      0.12       0.12      0.13       0.14      0.14       0.15      0.15
    26       0.11      0.12       0.12      0.13       0.14      0.14       0.15      0.16       0.16      0.17
    27       0.11      0.12       0.12      0.13       0.14      0.14       0.15      0.16       0.16      0.17
    28       0.11      0.12       0.12      0.13       0.14      0.14       0.15      0.16       0.16      0.17
    29       0.12      0.13       0.13      0.14       0.15      0.16       0.16      0.17       0.18      0.18
    30       0.12      0.13       0.13      0.14       0.15      0.16       0.16      0.17       0.18      0.18
    31       0.12      0.13       0.13      0.14       0.15      0.16       0.16      0.17       0.18      0.18
    32       0.12      0.13       0.13      0.14       0.15      0.16       0.16      0.17       0.18      0.18
    33       0.12      0.13       0.13      0.14       0.15      0.16       0.16      0.17       0.18      0.18
    34       0.12      0.13       0.13      0.14       0.15      0.16       0.16      0.17       0.18      0.18
    35       0.12      0.13       0.13      0.14       0.15      0.16       0.16      0.17       0.18      0.18
    36       0.14      0.15       0.16      0.16       0.17      0.18       0.19      0.20       0.21      0.21
    37       0.15      0.16       0.17      0.18       0.19      0.19       0.20      0.21       0.22      0.23
    38       0.16      0.17       0.18      0.19       0.20      0.21       0.22      0.23       0.24      0.24
    39       0.17      0.18       0.19      0.20       0.21      0.22       0.23      0.24       0.25      0.26
    40       0.18      0.19       0.20      0.21       0.22      0.23       0.24      0.25       0.26      0.28
    41       0.19      0.20       0.21      0.22       0.23      0.25       0.26      0.27       0.28      0.29
    42       0.20      0.21       0.22      0.24       0.25      0.26       0.27      0.28       0.29      0.31
    43       0.21      0.22       0.23      0.25       0.26      0.27       0.28      0.30       0.31      0.32

     TABLE 9: MAXIMUM MONTHLY EXPENSE CHARGES PER $1000 OF FACE AMOUNT FOR A
        UNISEX INSURED IN THE NON-TOBACCO UNDERWRITING CLASS WHO SELECTED
                          ACCOUNTING BENEFIT OPTION II

  ISSUE
   AGE                                                   POLICY YEAR
---------------------------------------------------------------------------------------------------------------
              1          2         3          4         5          6         7          8         9         10
---------------------------------------------------------------------------------------------------------------
    44       0.22      0.23       0.25      0.26       0.27      0.28       0.30      0.31       0.32      0.34
    45       0.23      0.24       0.26      0.27       0.28      0.30       0.31      0.32       0.34      0.35
    46       0.24      0.25       0.27      0.28       0.30      0.31       0.32      0.34       0.35      0.37
    47       0.26      0.28       0.29      0.31       0.32      0.34       0.35      0.37       0.38      0.40
    48       0.27      0.29       0.30      0.32       0.33      0.35       0.37      0.38       0.40      0.41
    49       0.27      0.29       0.30      0.32       0.33      0.35       0.37      0.38       0.40      0.41
    50       0.29      0.31       0.32      0.34       0.36      0.38       0.39      0.41       0.43      0.44
    51       0.30      0.32       0.34      0.35       0.37      0.39       0.41      0.42       0.44      0.46
    52       0.31      0.33       0.35      0.36       0.38      0.40       0.42      0.44       0.46      0.47
    53       0.31      0.33       0.35      0.36       0.38      0.40       0.42      0.44       0.46      0.47
    54       0.33      0.35       0.37      0.39       0.41      0.43       0.45      0.47       0.49      0.50
    55       0.34      0.36       0.38      0.40       0.42      0.44       0.46      0.48       0.50      0.52
    56       0.36      0.38       0.40      0.42       0.44      0.47       0.49      0.51       0.53      0.55
    57       0.38      0.40       0.42      0.45       0.47      0.49       0.51      0.54       0.56      0.58
    58       0.40      0.42       0.45      0.47       0.49      0.52       0.54      0.56       0.59      0.61
    59       0.42      0.44       0.47      0.49       0.52      0.54       0.57      0.59       0.62      0.64
    60       0.45      0.48       0.50      0.53       0.56      0.58       0.61      0.64       0.66      0.69
    61       0.47      0.50       0.53      0.55       0.58      0.61       0.64      0.66       0.69      0.72
    62       0.50      0.53       0.56      0.59       0.62      0.65       0.68      0.71       0.74      0.76
    63       0.52      0.55       0.58      0.61       0.64      0.67       0.70      0.73       0.76      0.80
    64       0.55      0.58       0.61      0.65       0.68      0.71       0.74      0.78       0.81      0.84
    65       0.58      0.61       0.65      0.68       0.72      0.75       0.78      0.82       0.85      0.89
    66       0.57      0.60       0.64      0.67       0.70      0.74       0.77      0.80       0.84      0.87
    67       0.57      0.60       0.64      0.67       0.70      0.74       0.77      0.80       0.84      0.87
    68       0.57      0.60       0.64      0.67       0.70      0.74       0.77      0.80       0.84      0.87
    69       0.57      0.60       0.64      0.67       0.70      0.74       0.77      0.80       0.84      0.87
    70       0.57      0.60       0.64      0.67       0.70      0.74       0.77      0.80       0.84      0.87
    71       0.57      0.60       0.64      0.67       0.70      0.74       0.77      0.80       0.84      0.87
    72       0.57      0.60       0.64      0.67       0.70      0.74       0.77      0.80       0.84      0.87
    73       0.57      0.60       0.64      0.67       0.70      0.74       0.77      0.80       0.84      0.87
    74       0.57      0.60       0.64      0.67       0.70      0.74       0.77      0.80       0.84      0.87
    75       0.57      0.60       0.64      0.67       0.70      0.74       0.77      0.80       0.84      0.87
    76       0.57      0.60       0.64      0.67       0.70      0.74       0.77      0.80       0.84      0.87
    77       0.57      0.60       0.64      0.67       0.70      0.74       0.77      0.80       0.84      0.87
    78       0.57      0.60       0.64      0.67       0.70      0.74       0.77      0.80       0.84      0.87
    79       0.57      0.60       0.64      0.67       0.70      0.74       0.77      0.80       0.84      0.87
    80       0.57      0.60       0.64      0.67       0.70      0.74       0.77      0.80       0.84      0.87
    81       0.57      0.60       0.64      0.67       0.70      0.74       0.77      0.80       0.84      0.87
    82       0.57      0.60       0.64      0.67       0.70      0.74       0.77      0.80       0.84      0.87
    83       0.57      0.60       0.64      0.67       0.70      0.74       0.77      0.80       0.84      0.87
    84       0.57      0.60       0.64      0.67       0.70      0.74       0.77      0.80       0.84      0.87
    85       0.57      0.60       0.64      0.67       0.70      0.74       0.77      0.80       0.84      0.87

    TABLE 10: MAXIMUM MONTHLY EXPENSE CHARGES PER $1000 OF FACE AMOUNT FOR A
          UNISEX INSURED IN THE TOBACCO UNDERWRITING CLASS WHO SELECTED
                          ACCOUNTING BENEFIT OPTION II

  ISSUE
   AGE                                                   POLICY YEAR
---------------------------------------------------------------------------------------------------------------
              1          2         3          4         5          6         7          8         9         10
---------------------------------------------------------------------------------------------------------------
    0        0.07      0.07       0.08      0.08       0.09      0.09       0.09      0.10       0.10      0.11
    1        0.07      0.07       0.08      0.08       0.09      0.09       0.09      0.10       0.10      0.11
    2        0.07      0.07       0.08      0.08       0.09      0.09       0.09      0.10       0.10      0.11
    3        0.07      0.07       0.08      0.08       0.09      0.09       0.09      0.10       0.10      0.11
    4        0.08      0.08       0.09      0.09       0.10      0.10       0.11      0.11       0.12      0.12
    5        0.08      0.08       0.09      0.09       0.10      0.10       0.11      0.11       0.12      0.12
    6        0.08      0.08       0.09      0.09       0.10      0.10       0.11      0.11       0.12      0.12
    7        0.08      0.08       0.09      0.09       0.10      0.10       0.11      0.11       0.12      0.12
    8        0.08      0.08       0.09      0.09       0.10      0.10       0.11      0.11       0.12      0.12
    9        0.09      0.10       0.10      0.11       0.11      0.12       0.12      0.13       0.13      0.14
    10       0.09      0.10       0.10      0.11       0.11      0.12       0.12      0.13       0.13      0.14
    11       0.09      0.10       0.10      0.11       0.11      0.12       0.12      0.13       0.13      0.14
    12       0.09      0.10       0.10      0.11       0.11      0.12       0.12      0.13       0.13      0.14
    13       0.10      0.11       0.11      0.12       0.12      0.13       0.14      0.14       0.15      0.15
    14       0.10      0.11       0.11      0.12       0.12      0.13       0.14      0.14       0.15      0.15
    15       0.10      0.11       0.11      0.12       0.12      0.13       0.14      0.14       0.15      0.15
    16       0.11      0.12       0.12      0.13       0.14      0.14       0.15      0.16       0.16      0.17
    17       0.11      0.12       0.12      0.13       0.14      0.14       0.15      0.16       0.16      0.17
    18       0.11      0.12       0.12      0.13       0.14      0.14       0.15      0.16       0.16      0.17
    19       0.11      0.12       0.12      0.13       0.14      0.14       0.15      0.16       0.16      0.17
    20       0.12      0.13       0.13      0.14       0.15      0.16       0.16      0.17       0.18      0.18
    21       0.12      0.13       0.13      0.14       0.15      0.16       0.16      0.17       0.18      0.18
    22       0.12      0.13       0.13      0.14       0.15      0.16       0.16      0.17       0.18      0.18
    23       0.12      0.13       0.13      0.14       0.15      0.16       0.16      0.17       0.18      0.18
    24       0.12      0.13       0.13      0.14       0.15      0.16       0.16      0.17       0.18      0.18
    25       0.12      0.13       0.13      0.14       0.15      0.16       0.16      0.17       0.18      0.18
    26       0.13      0.14       0.15      0.15       0.16      0.17       0.18      0.18       0.19      0.20
    27       0.13      0.14       0.15      0.15       0.16      0.17       0.18      0.18       0.19      0.20
    28       0.13      0.14       0.15      0.15       0.16      0.17       0.18      0.18       0.19      0.20
    29       0.14      0.15       0.16      0.16       0.17      0.18       0.19      0.20       0.21      0.21
    30       0.14      0.15       0.16      0.16       0.17      0.18       0.19      0.20       0.21      0.21
    31       0.14      0.15       0.16      0.16       0.17      0.18       0.19      0.20       0.21      0.21
    32       0.15      0.16       0.17      0.18       0.19      0.19       0.20      0.21       0.22      0.23
    33       0.15      0.16       0.17      0.18       0.19      0.19       0.20      0.21       0.22      0.23
    34       0.15      0.16       0.17      0.18       0.19      0.19       0.20      0.21       0.22      0.23
    35       0.16      0.17       0.18      0.19       0.20      0.21       0.22      0.23       0.24      0.24
    36       0.17      0.18       0.19      0.20       0.21      0.22       0.23      0.24       0.25      0.26
    37       0.18      0.19       0.20      0.21       0.22      0.23       0.24      0.25       0.26      0.28
    38       0.19      0.20       0.21      0.22       0.23      0.25       0.26      0.27       0.28      0.29
    39       0.21      0.22       0.23      0.25       0.26      0.27       0.28      0.30       0.31      0.32
    40       0.22      0.23       0.25      0.26       0.27      0.28       0.30      0.31       0.32      0.34
    41       0.23      0.24       0.26      0.27       0.28      0.30       0.31      0.32       0.34      0.35
    42       0.24      0.25       0.27      0.28       0.30      0.31       0.32      0.34       0.35      0.37
    43       0.26      0.28       0.29      0.31       0.32      0.34       0.35      0.37       0.38      0.40

    TABLE 10: MAXIMUM MONTHLY EXPENSE CHARGES PER $1000 OF FACE AMOUNT FOR A
          UNISEX INSURED IN THE TOBACCO UNDERWRITING CLASS WHO SELECTED
                          ACCOUNTING BENEFIT OPTION II

  ISSUE
   AGE                                                   POLICY YEAR
---------------------------------------------------------------------------------------------------------------
              1          2         3          4         5          6         7          8         9         10
---------------------------------------------------------------------------------------------------------------
    44       0.27      0.29       0.30      0.32       0.33      0.35       0.37      0.38       0.40      0.41
    45       0.28      0.30       0.31      0.33       0.35      0.36       0.38      0.40       0.41      0.43
    46       0.30      0.32       0.34      0.35       0.37      0.39       0.41      0.42       0.44      0.46
    47       0.31      0.33       0.35      0.36       0.38      0.40       0.42      0.44       0.46      0.47
    48       0.32      0.34       0.36      0.38       0.40      0.41       0.43      0.45       0.47      0.49
    49       0.33      0.35       0.37      0.39       0.41      0.43       0.45      0.47       0.49      0.50
    50       0.35      0.37       0.39      0.41       0.43      0.45       0.47      0.49       0.51      0.54
    51       0.36      0.38       0.40      0.42       0.44      0.47       0.49      0.51       0.53      0.55
    52       0.37      0.39       0.41      0.44       0.46      0.48       0.50      0.52       0.54      0.57
    53       0.38      0.40       0.42      0.45       0.47      0.49       0.51      0.54       0.56      0.58
    54       0.40      0.42       0.45      0.47       0.49      0.52       0.54      0.56       0.59      0.61
    55       0.41      0.43       0.46      0.48       0.51      0.53       0.55      0.58       0.60      0.63
    56       0.43      0.46       0.48      0.51       0.53      0.56       0.58      0.61       0.63      0.66
    57       0.46      0.49       0.51      0.54       0.57      0.60       0.62      0.65       0.68      0.70
    58       0.48      0.51       0.54      0.56       0.59      0.62       0.65      0.68       0.71      0.73
    59       0.51      0.54       0.57      0.60       0.63      0.66       0.69      0.72       0.75      0.78
    60       0.54      0.57       0.60      0.64       0.67      0.70       0.73      0.76       0.79      0.83
    61       0.55      0.58       0.61      0.65       0.68      0.71       0.74      0.78       0.81      0.84
    62       0.56      0.59       0.63      0.66       0.69      0.72       0.76      0.79       0.82      0.86
    63       0.57      0.60       0.64      0.67       0.70      0.74       0.77      0.80       0.84      0.87
    64       0.59      0.62       0.66      0.69       0.73      0.76       0.80      0.83       0.87      0.90
    65       0.60      0.64       0.67      0.71       0.74      0.78       0.81      0.85       0.88      0.92
    66       0.60      0.64       0.67      0.71       0.74      0.78       0.81      0.85       0.88      0.92
    67       0.60      0.64       0.67      0.71       0.74      0.78       0.81      0.85       0.88      0.92
    68       0.60      0.64       0.67      0.71       0.74      0.78       0.81      0.85       0.88      0.92
    69       0.59      0.62       0.66      0.69       0.73      0.76       0.80      0.83       0.87      0.90
    70       0.59      0.62       0.66      0.69       0.73      0.76       0.80      0.83       0.87      0.90
    71       0.59      0.62       0.66      0.69       0.73      0.76       0.80      0.83       0.87      0.90
    72       0.59      0.62       0.66      0.69       0.73      0.76       0.80      0.83       0.87      0.90
    73       0.59      0.62       0.66      0.69       0.73      0.76       0.80      0.83       0.87      0.90
    74       0.59      0.62       0.66      0.69       0.73      0.76       0.80      0.83       0.87      0.90
    75       0.59      0.62       0.66      0.69       0.73      0.76       0.80      0.83       0.87      0.90
    76       0.59      0.62       0.66      0.69       0.73      0.76       0.80      0.83       0.87      0.90
    77       0.59      0.62       0.66      0.69       0.73      0.76       0.80      0.83       0.87      0.90
    78       0.59      0.62       0.66      0.69       0.73      0.76       0.80      0.83       0.87      0.90
    79       0.59      0.62       0.66      0.69       0.73      0.76       0.80      0.83       0.87      0.90
    80       0.59      0.62       0.66      0.69       0.73      0.76       0.80      0.83       0.87      0.90
    81       0.59      0.62       0.66      0.69       0.73      0.76       0.80      0.83       0.87      0.90
    82       0.59      0.62       0.66      0.69       0.73      0.76       0.80      0.83       0.87      0.90
    83       0.59      0.62       0.66      0.69       0.73      0.76       0.80      0.83       0.87      0.90
    84       0.59      0.62       0.66      0.69       0.73      0.76       0.80      0.83       0.87      0.90
    85       0.59      0.62       0.66      0.69       0.73      0.76       0.80      0.83       0.87      0.90

APPENDIX B-MAXIMUM SURRENDER CHARGES

               INITIAL SURRENDER CHARGES PER $1000 OF FACE AMOUNT
                           ACCOUNTING BENEFIT OPTION I

-------------------------------------------------------------------------------------------------------
               Male        Male        Male                 Female       Female     Female
            Preferred-  Preferred   Standard-             Preferred-   Preferred   Standard-
            Plus Non-      Non-        Non-       Male     Plus Non-       Non-       Non-     Female
Issue Age    Tobacco     Tobacco     Tobacco    Tobacco     Tobacco      Tobacco    Tobacco    Tobacco
-------------------------------------------------------------------------------------------------------
    0          3.36        3.36        3.37       3.57        3.23        3.23        3.23       3.35
    1          3.39        3.39        3.39       3.59        3.25        3.25        3.25       3.37
    2          3.41        3.42        3.42       3.62        3.27        3.27        3.28       3.40
    3          3.45        3.45        3.45       3.67        3.30        3.30        3.30       3.43
    4          3.48        3.48        3.48       3.71        3.33        3.33        3.33       3.46
    5          3.52        3.52        3.52       3.76        3.36        3.36        3.36       3.50
    6          3.55        3.55        3.56       3.81        3.39        3.39        3.39       3.53
    7          3.59        3.59        3.60       3.86        3.42        3.42        3.43       3.57
    8          3.63        3.64        3.64       3.92        3.46        3.46        3.46       3.61
    9          3.68        3.68        3.68       3.98        3.49        3.50        3.50       3.66
   10          3.72        3.72        3.72       4.04        3.53        3.53        3.54       3.70
   11          3.76        3.76        3.77       4.10        3.57        3.57        3.57       3.75
   12          3.81        3.81        3.82       4.16        3.61        3.61        3.62       3.80
   13          3.86        3.86        3.86       4.23        3.65        3.65        3.66       3.85
   14          3.90        3.91        3.91       4.30        3.70        3.70        3.70       3.90
   15          3.95        3.96        3.97       4.37        3.74        3.74        3.75       3.95
   16          4.01        4.01        4.02       4.44        3.79        3.79        3.79       4.01
   17          4.06        4.06        4.07       4.51        3.84        3.84        3.84       4.07
   18          4.11        4.12        4.13       4.58        3.89        3.89        3.90       4.13
   19          4.17        4.17        4.18       4.65        3.94        3.95        3.95       4.19
   20          4.23        4.23        4.24       4.73        4.00        4.00        4.01       4.26
   21          4.29        4.30        4.31       4.81        4.06        4.06        4.06       4.33
   22          4.36        4.36        4.37       4.89        4.12        4.12        4.13       4.40
   23          4.43        4.44        4.44       4.99        4.19        4.19        4.19       4.47
   24          4.51        4.51        4.52       5.09        4.26        4.26        4.26       4.55
   25          4.59        4.60        4.60       5.20        4.33        4.33        4.33       4.64
   26          4.68        4.68        4.69       5.32        4.40        4.40        4.41       4.73
   27          4.77        4.77        4.78       5.44        4.48        4.48        4.49       4.82
   28          4.87        4.87        4.88       5.56        4.56        4.57        4.57       4.92
   29          4.97        4.97        4.98       5.70        4.65        4.65        4.66       5.02
   30          5.08        5.08        5.09       5.84        4.74        4.75        4.75       5.13
   31          5.19        5.19        5.20       5.99        4.84        4.84        4.85       5.24
   32          5.31        5.31        5.32       6.15        4.94        4.94        4.95       5.36
   33          5.43        5.44        5.45       6.32        5.05        5.05        5.06       5.49
   34          5.57        5.57        5.58       6.49        5.16        5.16        5.17       5.62
   35          5.70        5.71        5.72       6.68        5.27        5.28        5.28       5.75
   36          5.84        5.84        5.85       6.85        5.38        5.38        5.39       5.88
   37          5.97        5.98        5.99       7.03        5.49        5.50        5.51       6.01
   38          6.12        6.13        6.14       7.23        5.61        5.62        5.63       6.15
   39          6.28        6.28        6.29       7.43        5.74        5.74        5.75       6.29
   40          6.44        6.45        6.46       7.64        5.87        5.88        5.89       6.45
   41          6.61        6.62        6.63       7.86        6.01        6.02        6.03       6.61


----------------------------------------------------------
               Unisex      Unisex      Unisex
             Preferred-   Preferred   Standard-
              Plus Non-      Non-        Non-      Unisex
Issue Age      Tobacco     Tobacco     Tobacco     Tobacco
----------------------------------------------------------
    0            3.34        3.34        3.34       3.53
    1            3.36        3.36        3.36       3.55
    2            3.39        3.39        3.39       3.58
    3            3.42        3.42        3.42       3.62
    4            3.45        3.45        3.45       3.67
    5            3.49        3.49        3.49       3.71
    6            3.52        3.52        3.53       3.76
    7            3.56        3.56        3.56       3.81
    8            3.60        3.60        3.60       3.86
    9            3.64        3.64        3.65       3.92
   10            3.68        3.69        3.69       3.98
   11            3.73        3.73        3.73       4.04
   12            3.77        3.77        3.78       4.10
   13            3.82        3.82        3.83       4.16
   14            3.86        3.87        3.87       4.23
   15            3.91        3.92        3.93       4.29
   16            3.97        3.97        3.98       4.36
   17            4.02        4.02        4.03       4.43
   18            4.07        4.08        4.08       4.50
   19            4.13        4.13        4.14       4.57
   20            4.19        4.19        4.20       4.65
   21            4.25        4.25        4.26       4.72
   22            4.32        4.32        4.33       4.81
   23            4.39        4.39        4.40       4.90
   24            4.46        4.47        4.47       5.00
   25            4.54        4.55        4.55       5.10
   26            4.63        4.63        4.64       5.21
   27            4.72        4.72        4.73       5.33
   28            4.81        4.81        4.82       5.45
   29            4.91        4.91        4.92       5.58
   30            5.02        5.02        5.03       5.71
   31            5.13        5.13        5.14       5.86
   32            5.24        5.24        5.25       6.01
   33            5.36        5.37        5.37       6.17
   34            5.49        5.49        5.50       6.34
   35            5.62        5.63        5.64       6.51
   36            5.75        5.76        5.77       6.68
   37            5.89        5.89        5.90       6.85
   38            6.03        6.03        6.04       7.03
   39            6.18        6.18        6.19       7.22
   40            6.33        6.34        6.35       7.42
   41            6.50        6.51        6.52       7.64

               INITIAL SURRENDER CHARGES PER $1000 OF FACE AMOUNT
                          ACCOUNTING BENEFIT OPTION I

--------------------------------------------------------------------------------------------------------------
               Male         Male         Male                   Female        Female      Female
            Preferred-   Preferred    Standard-               Preferred-    Preferred    Standard-
            Plus Non-       Non-         Non-        Male      Plus Non-       Non-        Non-        Female
Issue Age    Tobacco      Tobacco      Tobacco     Tobacco      Tobacco      Tobacco     Tobacco       Tobacco
--------------------------------------------------------------------------------------------------------------
   42          6.80         6.80         6.82        8.10         6.16         6.17         6.18         6.78
   43          6.99         7.00         7.02        8.35         6.31         6.32         6.33         6.95
   44          7.20         7.20         7.22        8.61         6.48         6.48         6.50         7.13
   45          7.41         7.42         7.45        8.89         6.65         6.65         6.67         7.32
   46          7.64         7.65         7.67        9.18         6.83         6.83         6.85         7.52
   47          7.88         7.89         7.92        9.48         7.02         7.02         7.04         7.73
   48          8.13         8.14         8.17        9.79         7.22         7.22         7.24         7.95
   49          8.39         8.41         8.44       10.11         7.42         7.43         7.45         8.18
   50          8.67         8.68         8.72       10.45         7.65         7.65         7.68         8.42
   51          8.97         8.98         9.02       10.80         7.88         7.89         7.91         8.67
   52          9.28         9.29         9.33       11.16         8.13         8.14         8.16         8.94
   53          9.61         9.63         9.67       11.56         8.39         8.40         8.43         9.22
   54          9.96         9.98        10.03       11.97         8.67         8.68         8.71         9.52
   55         10.33        10.35        10.40       12.41         8.97         8.98         9.01         9.84
   56         10.70        10.72        10.78       12.84         9.27         9.28         9.31        10.16
   57         11.09        11.11        11.17       13.29         9.58         9.60         9.63        10.50
   58         11.49        11.52        11.59       13.49         9.92         9.94         9.98        10.86
   59         11.92        11.95        12.03       13.42        10.28        10.30        10.34        11.24
   60         12.37        12.41        12.49       13.35        10.66        10.68        10.72        11.64
   61         12.83        12.87        12.96       13.30        11.05        11.07        11.12        12.06
   62         13.31        13.35        13.45       13.25        11.46        11.49        11.54        12.49
   63         13.39        13.39        13.40       13.21        11.90        11.92        11.98        12.94
   64         13.31        13.32        13.32       13.16        12.36        12.39        12.45        13.42
   65         13.23        13.24        13.24       13.11        12.85        12.88        12.95        13.37
   66         13.21        13.21        13.21       13.09        13.42        13.45        13.52        13.35
   67         13.18        13.18        13.18       13.06        13.50        13.50        13.50        13.33
   68         13.15        13.15        13.15       13.03        13.47        13.47        13.47        13.30
   69         13.12        13.12        13.12       13.01        13.44        13.44        13.45        13.28
   70         13.09        13.09        13.09       12.98        13.41        13.42        13.42        13.25
   71         13.05        13.05        13.06       12.95        13.38        13.38        13.38        13.22
   72         13.02        13.02        13.02       12.92        13.34        13.34        13.35        13.19
   73         12.98        12.98        12.98       12.88        13.30        13.31        13.31        13.15
   74         12.94        12.94        12.95       12.85        13.26        13.27        13.27        13.11
   75         12.90        12.90        12.91       12.82        13.22        13.23        13.23        13.07
   76         12.86        12.86        12.87       12.78        13.18        13.18        13.19        13.03
   77         12.82        12.82        12.83       12.75        13.14        13.14        13.14        12.99
   78         12.78        12.78        12.78       12.71        13.09        13.09        13.10        12.95
   79         12.74        12.74        12.74       12.68        13.04        13.05        13.05        12.91
   80         12.70        12.70        12.70       12.64        13.00        13.00        13.01        12.87
   81         12.65        12.66        12.67       12.62        12.95        12.96        12.95        12.81
   82         12.61        12.62        12.64       12.60        12.91        12.91        12.90        12.77
   83         12.57        12.58        12.61       12.58        12.86        12.87        12.85        12.73
   84         12.53        12.54        12.58       12.55        12.81        12.82        12.80        12.69
   85         12.49        12.49        12.54       12.52        12.77        12.77        12.75        12.62


------------------------------------------------------------
               Unisex      Unisex      Unisex
             Preferred-   Preferred   Standard-
              Plus Non-      Non-        Non-        Unisex
Issue Age      Tobacco     Tobacco     Tobacco       Tobacco
------------------------------------------------------------
   42            6.68        6.69         6.70         7.86
   43            6.86        6.87         6.89         8.09
   44            7.06        7.07         7.09         8.34
   45            7.27        7.28         7.30         8.60
   46            7.49        7.50         7.52         8.87
   47            7.72        7.73         7.75         9.16
   48            7.96        7.97         8.00         9.45
   49            8.21        8.22         8.25         9.76
   50            8.48        8.49         8.52        10.07
   51            8.76        8.78         8.81        10.41
   52            9.06        9.08         9.11        10.75
   53            9.38        9.40         9.43        11.13
   54            9.72        9.74         9.78        11.52
   55           10.07       10.09        10.14        11.93
   56           10.43       10.45        10.50        12.34
   57           10.80       10.83        10.88        12.77
   58           11.19       11.22        11.28        13.21
   59           11.61       11.64        11.71        13.49
   60           12.04       12.08        12.15        13.42
   61           12.49       12.52        12.60        13.37
   62           12.95       13.00        13.08        13.31
   63           13.45       13.45        13.45        13.26
   64           13.37       13.37        13.38        13.21
   65           13.30       13.30        13.30        13.16
   66           13.27       13.27        13.27        13.14
   67           13.24       13.24        13.24        13.11
   68           13.21       13.21        13.22        13.09
   69           13.18       13.18        13.19        13.06
   70           13.15       13.15        13.16        13.03
   71           13.12       13.12        13.12        13.00
   72           13.08       13.08        13.08        12.97
   73           13.04       13.04        13.05        12.94
   74           13.00       13.01        13.01        12.90
   75           12.97       12.97        12.97        12.87
   76           12.92       12.93        12.93        12.83
   77           12.88       12.89        12.89        12.80
   78           12.84       12.84        12.85        12.76
   79           12.80       12.80        12.80        12.72
   80           12.76       12.76        12.76        12.69
   81           12.71       12.72        12.73        12.66
   82           12.67       12.67        12.69        12.64
   83           12.63       12.63        12.66        12.61
   84           12.59       12.59        12.63        12.58
   85           12.55       12.55        12.58        12.54

               INITIAL SURRENDER CHARGES PER $1000 OF FACE AMOUNT
                          ACCOUNTING BENEFIT OPTION II

-----------------------------------------------------------------------------------------------------------------------
               Male           Male          Male                     Female         Female         Female
            Preferred-     Preferred     Standard-                 Preferred-     Preferred      Standard-
            Plus Non-         Non-          Non-          Male      Plus Non-        Non-           Non-        Female
Issue Age    Tobacco        Tobacco       Tobacco       Tobacco      Tobacco       Tobacco        Tobacco       Tobacco
-----------------------------------------------------------------------------------------------------------------------
    0           10.09         10.09         10.11         10.70         9.68           9.68          9.69        10.04
    1           10.16         10.16         10.17         10.77         9.74           9.75          9.75        10.10
    2           10.24         10.25         10.25         10.87         9.82           9.82          9.83        10.19
    3           10.34         10.34         10.35         11.00         9.90           9.90          9.91        10.28
    4           10.44         10.44         10.45         11.13         9.98           9.99          9.99        10.38
    5           10.55         10.55         10.56         11.28        10.07          10.08         10.08        10.49
    6           10.66         10.66         10.67         11.43        10.17          10.17         10.18        10.60
    7           10.78         10.78         10.79         11.59        10.27          10.27         10.28        10.72
    8           10.90         10.91         10.91         11.76        10.37          10.38         10.38        10.84
    9           11.03         11.03         11.04         11.93        10.48          10.49         10.49        10.97
   10           11.16         11.16         11.17         12.12        10.60          10.60         10.61        11.11
   11           11.29         11.29         11.31         12.30        10.71          10.72         10.72        11.25
   12           11.43         11.43         11.45         12.49        10.83          10.84         10.85        11.40
   13           11.57         11.57         11.59         12.69        10.96          10.96         10.97        11.55
   14           11.71         11.72         11.74         12.90        11.09          11.10         11.11        11.70
   15           11.86         11.87         11.90         13.11        11.23          11.23         11.24        11.86
   16           12.02         12.03         12.06         13.32        11.37          11.37         11.38        12.03
   17           12.18         12.19         12.22         13.54        11.52          11.52         11.53        12.20
   18           12.34         12.35         12.38         13.75        11.67          11.68         11.69        12.38
   19           12.51         12.52         12.55         13.96        11.83          11.84         11.85        12.57
   20           12.69         12.70         12.73         14.19        12.00          12.01         12.02        12.77
   21           12.88         12.89         12.92         14.43        12.18          12.18         12.19        12.98
   22           13.08         13.09         13.11         14.68        12.37          12.37         12.38        13.19
   23           13.30         13.31         13.33         14.97        12.56          12.57         12.58        13.42
   24           13.54         13.54         13.57         15.28        12.77          12.77         12.78        13.66
   25           13.78         13.79         13.81         15.61        12.98          12.99         13.00        13.91
   26           14.04         14.05         14.07         15.95        13.21          13.21         13.22        14.18
   27           14.31         14.32         14.34         16.31        13.44          13.45         13.46        14.46
   28           14.60         14.61         14.63         16.69        13.69          13.70         13.71        14.75
   29           14.91         14.92         14.94         17.10        13.96          13.96         13.97        15.06
   30           15.23         15.24         15.26         17.53        14.23          14.24         14.25        15.38
   31           15.57         15.58         15.60         17.98        14.52          14.53         14.54        15.73
   32           15.93         15.94         15.96         18.46        14.82          14.83         14.85        16.09
   33           16.30         16.31         16.34         18.96        15.14          15.15         15.17        16.46
   34           16.70         16.71         16.73         19.48        15.47          15.48         15.50        16.85
   35           17.11         17.13         17.15         20.03        15.82          15.83         15.85        17.25
   36           17.51         17.52         17.55         20.55        16.14          16.15         16.17        17.63
   37           17.92         17.94         17.97         21.10        16.48          16.49         16.52        18.03
   38           18.36         18.38         18.41         21.68        16.84          16.85         16.88        18.45
   39           18.83         18.84         18.88         22.28        17.22          17.23         17.26        18.88
   40           19.32         19.34         19.38         22.92        17.62          17.63         17.66        19.34
   41           19.84         19.86         19.90         23.59        18.04          18.05         18.09        19.82
   42           20.39         20.41         20.46         24.30        18.48          18.50         18.53        20.33
   43           20.97         21.00         21.05         25.05        18.94          18.96         19.00        20.85
   44           21.59         21.61         21.67         25.83        19.43          19.45         19.49        21.40
   45           22.24         22.27         22.34         26.66        19.94          19.96         20.01        21.97

----------------------------------------------------------------
               Unisex        Unisex         Unisex
             Preferred-     Preferred     Standard-
              Plus Non-        Non-          Non-        Unisex
Issue Age      Tobacco       Tobacco       Tobacco       Tobacco
----------------------------------------------------------------
    0            10.01         10.02         10.03        10.58
    1            10.08         10.08         10.09        10.65
    2            10.16         10.17         10.17        10.75
    3            10.25         10.26         10.26        10.87
    4            10.35         10.36         10.36        11.00
    5            10.46         10.46         10.47        11.13
    6            10.57         10.57         10.58        11.28
    7            10.68         10.69         10.69        11.43
    8            10.80         10.81         10.81        11.59
    9            10.93         10.93         10.94        11.76
   10            11.05         11.06         11.06        11.93
   11            11.18         11.19         11.20        12.11
   12            11.31         11.32         11.33        12.29
   13            11.45         11.46         11.48        12.48
   14            11.59         11.60         11.62        12.68
   15            11.74         11.75         11.78        12.88
   16            11.90         11.91         11.93        13.09
   17            12.05         12.07         12.09        13.30
   18            12.21         12.23         12.25        13.50
   19            12.38         12.40         12.42        13.71
   20            12.56         12.57         12.60        13.94
   21            12.75         12.76         12.78        14.17
   22            12.95         12.96         12.98        14.42
   23            13.17         13.17         13.19        14.70
   24            13.39         13.40         13.42        14.99
   25            13.63         13.64         13.66        15.30
   26            13.89         13.90         13.91        15.63
   27            14.15         14.16         14.18        15.98
   28            14.44         14.44         14.46        16.35
   29            14.73         14.74         14.76        16.73
   30            15.05         15.06         15.08        17.14
   31            15.38         15.39         15.41        17.58
   32            15.72         15.73         15.76        18.03
   33            16.09         16.10         16.12        18.51
   34            16.47         16.48         16.51        19.01
   35            16.87         16.89         16.91        19.53
   36            17.26         17.27         17.30        20.03
   37            17.66         17.67         17.70        20.55
   38            18.08         18.10         18.13        21.09
   39            18.53         18.55         18.58        21.67
   40            19.00         19.02         19.06        22.27
   41            19.50         19.52         19.57        22.91
   42            20.03         20.06         20.10        23.58
   43            20.59         20.62         20.67        24.28
   44            21.19         21.21         21.27        25.02
   45            21.81         21.84         21.90        25.80

               INITIAL SURRENDER CHARGES PER $1000 OF FACE AMOUNT
                          ACCOUNTING BENEFIT OPTION II



-----------------------------------------------------------------------------------------------------------------------
               Male           Male          Male                     Female         Female         Female
            Preferred-     Preferred     Standard-                 Preferred-     Preferred      Standard-
            Plus Non-         Non-          Non-          Male      Plus Non-        Non-           Non-        Female
Issue Age    Tobacco        Tobacco       Tobacco       Tobacco      Tobacco       Tobacco        Tobacco       Tobacco
-----------------------------------------------------------------------------------------------------------------------
   46           22.92         22.95         23.02         27.53        20.48          20.50         20.55        22.56
   47           23.63         23.67         23.75         28.44        21.05          21.07         21.12        23.19
   48           24.38         24.42         24.51         29.37        21.65          21.67         21.73        23.84
   49           25.17         25.22         25.31         30.34        22.27          22.30         22.36        24.53
   50           26.01         26.05         26.15         31.35        22.94          22.96         23.03        25.25
   51           26.90         26.94         27.05         32.40        23.64          23.67         23.74        26.01
   52           27.83         27.88         27.99         33.49        24.39          24.42         24.49        26.81
   53           28.83         28.89         29.01         34.68        25.18          25.21         25.29        27.66
   54           29.88         29.94         30.08         35.92        26.02          26.05         26.14        28.56
   55           30.99         31.06         31.21         37.22        26.91          26.95         27.04        29.52
   56           32.09         32.17         32.33         38.51        27.80          27.85         27.94        30.48
   57           33.26         33.34         33.52         39.86        28.75          28.80         28.90        31.49
   58           34.48         34.57         34.77         40.48        29.77          29.82         29.93        32.58
   59           35.76         35.86         36.08         40.26        30.84          30.90         31.02        33.73
   60           37.10         37.22         37.46         40.04        31.97          32.03         32.16        34.93
   61           38.48         38.60         38.87         39.90        33.14          33.21         33.36        36.17
   62           39.92         40.06         40.35         39.76        34.38          34.46         34.62        37.47
   63           40.18         40.18         40.19         39.62        35.69          35.77         35.94        38.82
   64           39.94         39.95         39.95         39.48        37.08          37.16         37.35        40.26
   65           39.70         39.71         39.72         39.33        38.56          38.65         38.85        40.10
   66           39.62         39.62         39.63         39.26        40.26          40.36         40.57        40.04
   67           39.53         39.54         39.55         39.18        40.49          40.49         40.50        39.98
   68           39.44         39.45         39.46         39.10        40.41          40.41         40.42        39.91
   69           39.35         39.36         39.37         39.02        40.33          40.33         40.34        39.84
   70           39.26         39.26         39.27         38.94        40.24          40.25         40.26        39.76
   71           39.15         39.16         39.17         38.85        40.14          40.14         40.15        39.66
   72           39.05         39.05         39.06         38.75        40.03          40.03         40.04        39.56
   73           38.94         38.94         38.95         38.65        39.91          39.92         39.93        39.45
   74           38.82         38.83         38.84         38.55        39.79          39.80         39.81        39.34
   75           38.71         38.71         38.72         38.45        39.67          39.68         39.69        39.22
   76           38.59         38.59         38.60         38.35        39.54          39.55         39.56        39.10
   77           38.46         38.47         38.48         38.24        39.41          39.41         39.43        38.98
   78           38.34         38.34         38.35         38.14        39.27          39.28         39.29        38.86
   79           38.22         38.22         38.23         38.03        39.13          39.14         39.15        38.73
   80           38.09         38.10         38.11         37.93        38.99          39.00         39.02        38.60
   81           37.96         37.97         38.01         37.87        38.86          38.87         38.85        38.44
   82           37.84         37.85         37.92         37.80        38.72          38.73         38.71        38.32
   83           37.72         37.73         37.84         37.74        38.58          38.60         38.56        38.19
   84           37.60         37.61         37.75         37.66        38.44          38.46         38.41        38.06
   85           37.48         37.48         37.63         37.56        38.30          38.32         38.24        37.85


----------------------------------------------------------------
               Unisex        Unisex         Unisex
             Preferred-     Preferred     Standard-
              Plus Non-        Non-          Non-        Unisex
Issue Age      Tobacco       Tobacco       Tobacco       Tobacco
----------------------------------------------------------------
   46            22.46         22.49         22.56        26.62
   47            23.15         23.18         23.26        27.48
   48            23.87         23.91         23.99        28.36
   49            24.63         24.67         24.75        29.27
   50            25.43         25.47         25.56        30.22
   51            26.28         26.33         26.42        31.22
   52            27.18         27.23         27.33        32.26
   53            28.14         28.19         28.30        33.38
   54            29.15         29.21         29.33        34.55
   55            30.22         30.28         30.42        35.79
   56            31.28         31.35         31.50        37.01
   57            32.40         32.48         32.64        38.30
   58            33.58         33.67         33.85        39.64
   59            34.82         34.92         35.12        40.46
   60            36.13         36.23         36.45        40.25
   61            37.46         37.57         37.81        40.10
   62            38.86         38.99         39.25        39.94
   63            40.34         40.34         40.35        39.79
   64            40.11         40.12         40.13        39.64
   65            39.89         39.89         39.90        39.48
   66            39.81         39.81         39.82        39.41
   67            39.72         39.73         39.73        39.33
   68            39.63         39.64         39.65        39.26
   69            39.54         39.55         39.56        39.18
   70            39.45         39.46         39.47        39.10
   71            39.35         39.35         39.36        39.00
   72            39.24         39.24         39.25        38.91
   73            39.13         39.13         39.14        38.81
   74            39.01         39.02         39.03        38.70
   75            38.90         38.90         38.91        38.60
   76            38.77         38.78         38.79        38.49
   77            38.65         38.66         38.67        38.39
   78            38.52         38.53         38.54        38.28
   79            38.40         38.40         38.41        38.17
   80            38.27         38.28         38.29        38.07
   81            38.14         38.15         38.18        37.98
   82            38.02         38.02         38.08        37.91
   83            37.89         37.90         37.98        37.83
   84            37.77         37.77         37.88        37.75
   85            37.64         37.65         37.75        37.63

INDEX TO FINANCIAL STATEMENTS

Canada Life of America Variable Life Variable Account 1
     Report of Independent Accountants
     Statements of Assets and Liabilities, December 31, 2002
     Statements of Operations for the Years Ended December 31, 2002, 2001 and
     2000
     Statements of Changes in Net Assets for the Years Ended December 31, 2002, 2001, and 2000
     Notes to Financial Statements

Canada Life Insurance Company of America
     Report of Independent Accountants
     Statutory Balance Sheets, December 31, 2002 and 2001
     Statutory Statements of Operations for the Years Ended December 31, 2002 and 2001
     Statutory Statements of Capital and Surplus for the Years Ended
     December 31, 2002 and 2001
     Statutory Statements of Cash Flows for the Years Ended December 31, 2002 and 2001
     Notes to Statutory Financial Statements

                              FINANCIAL STATEMENTS

                             CANADA LIFE OF AMERICA
                             VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002

                       WITH REPORT OF INDEPENDENT AUDITORS

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2002

                                    CONTENTS

Report of Independent Auditors...........................................    1


Audited Financial Statements

Statements of Assets and Liabilities....................................     2
Statements of Operation.................................................    13
Statements of Changes in Net Assets.....................................    25
Notes to Financial Statements...........................................    42

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors of Canada Life Insurance Company of America and Contract Owners of Canada Life of America Variable Life Account 1


We have audited the accompanying statements of assets and liabilities of CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1 (the "Variable Account") (comprising, the Alger American Small Capitalization, Growth, MidCap Growth, Leveraged AllCap; Berger IPT International, IPT Small Company Growth; Dreyfus Growth and Income, Appreciation, Socially Responsible Growth; Fidelity VIP Growth, VIP Money Market, VIP High Income, VIP Overseas, Fidelity VIP II Asset Manager, VIP II Contrafund, VIP II Index 500, VIP II Investment Grade Bond, Fidelity VIP III Growth Opportunities; Goldman Sachs VIT Capital Growth, VIT Core U.S. Equity, VIT Global Income, VIT Growth & Income; Montgomery Emerging Markets, Growth; Seligman Communications and Information, Frontier, Global Technology, Small-Cap Value; ProFunds VP Ultra Small-Cap, VP Money Market, VP Bull Plus, VP Bear, VP Ultra Mid-Cap, and VP Short Small-Cap Sub-accounts), as of December 31, 2002, and the related statements of operations, statements of changes in net assets for the periods disclosed in the financial statements. These financial statements and financial highlights are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts constituting the Canada Life of America Variable Life Account 1 as of December 31, 2002, and the results of their operations, changes in their net assets for the periods disclosed in the financial statements, in conformity with accounting principles generally accepted in the United States of America.


                                                           /s/ Ernst & Young LLP

Atlanta, Georgia
January 27, 2003

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                      STATEMENTS OF ASSETS AND LIABILITIES

                                DECEMBER 31, 2002

                                                                          THE ALGER AMERICAN FUND
                                                                          ------------------------

                                                       SMALL                                 MIDCAP           LEVERAGED
                                                  CAPITALIZATION         GROWTH              GROWTH            ALLCAP
                                                    SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT
                                                --------------------------------------------------------------------------
ASSETS:
Investment in Alger American at market value          $   34,400       $   172,255        $   448,257        $   226,512
                                                 --------------------------------------------------------------------------

TOTAL ASSETS                                              34,400           172,255            448,257            226,512
                                                 --------------------------------------------------------------------------
NET ASSETS                                            $   34,400       $   172,255        $   448,257        $   226,512
                                                 ==========================================================================
NET ASSETS:

Accumulation units                                    $   34,400       $   172,255        $   448,257        $   226,512
                                                 --------------------------------------------------------------------------

TOTAL NET ASSETS:                                     $   34,400       $   172,255        $   448,257        $   226,512
                                                 ==========================================================================

UNITS OUTSTANDING                                          1,087             3,518             14,358              8,291
                                                 ==========================================================================

UNIT VALUE (ACCUMULATION)                             $    31.64       $     48.96        $     31.22        $     27.32
                                                 ==========================================================================



SUPPLEMENTAL INFORMATION:
Number of shares outstanding                               2,817             6,994             36,005             10,864

Cost of shares outstanding                            $   38,242       $   243,054        $   609,853        $   322,392



See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002

                                                      BERGER INSTITUTIONAL PRODUCTS TRUST
                                                     -----------------------------------
                                                         IPT             IPT SMALL COMPANY
                                                   INTERNATIONAL              GROWTH
                                                    SUB-ACCOUNT             SUB-ACCOUNT
                                               ---------------------------------------------
ASSETS:
Investment in Berger at market value               $   267,993             $   32,780
                                               ---------------------------------------------

TOTAL ASSETS                                           267,993                 32,780
                                               ---------------------------------------------
NET ASSETS                                         $   267,993             $   32,780
                                               =============================================

NET ASSETS:
Accumulation units                                 $   267,993             $   32,780
                                               ---------------------------------------------

TOTAL NET ASSETS:                                  $   267,993             $   32,780
                                               =============================================

UNITS OUTSTANDING                                       31,870                  4,418
                                               =============================================

UNIT VALUE (ACCUMULATION)                          $      8.41             $     7.42
                                               =============================================

SUPPLEMENTAL INFORMATION:
Number of shares outstanding                            36,964                  4,540

Cost of shares outstanding                         $   345,354             $   46,906


See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002

                                                                      DREYFUS VARIABLE INVESTMENT FUND
                                                                      ---------------------------------

                                                                                                     SOCIALLY
                                                                 GROWTH                             RESPONSIBLE
                                                                AND INCOME       APPRECIATION         GROWTH
                                                               SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT
                                                            -------------------------------------------------------
ASSETS:
Investment in Dreyfus at market value                           $   235,216        $   72,717         $   21,385
                                                            -------------------------------------------------------

TOTAL ASSETS                                                        235,216            72,717             21,385
                                                            -------------------------------------------------------
NET ASSETS                                                      $   235,216        $   72,717         $   21,385
                                                            =======================================================
NET ASSETS:
Accumulation units                                              $   235,216        $   72,717         $   21,385
                                                            -------------------------------------------------------

TOTAL NET ASSETS                                                $   235,216        $   72,717         $   21,385
                                                            =======================================================

UNITS OUTSTANDING                                                    10,119             2,265                931
                                                            =======================================================

UNIT VALUE (ACCUMULATION)                                        $    23.24        $    32.10         $    22.97
                                                            =======================================================

SUPPLEMENTAL INFORMATION:
Number of shares outstanding                                         14,646             2,527              1,131

Cost of shares outstanding                                      $   293,690        $   88,197         $   28,339

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002

                                                               FIDELITY VARIABLE INSURANCE PRODUCTS FUND

                                                      VIP                 VIP
                                                    GROWTH            MONEY MARKET      VIP HIGH INCOME     VIP OVERSEAS
                                                  SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT
                                              -----------------------------------------------------------------------------
ASSETS:
Investment in Fidelity at market value            $   135,824          $   591,422          $   14,473         $   88,341
                                              -----------------------------------------------------------------------------

TOTAL ASSETS                                          135,824              591,422              14,473             88,341
                                              -----------------------------------------------------------------------------
NET ASSETS                                        $   135,824          $   591,422          $   14,473         $   88,341
                                              =============================================================================
NET ASSETS:
Accumulation units                                $   135,824          $   591,422          $   14,473         $   88,341
                                              -----------------------------------------------------------------------------

TOTAL NET ASSETS:                                 $   135,824          $   591,422          $   14,473         $   88,341
                                              =============================================================================

UNITS OUTSTANDING                                       2,876              165,574                 489              4,573
                                              =============================================================================

UNIT VALUE (ACCUMULATION)                         $     47.23          $      3.57          $    29.60         $    19.32
                                              =============================================================================


SUPPLEMENTAL INFORMATION:
Number of shares outstanding                            5,795              591,422               2,441              8,046

Cost of shares outstanding                        $   185,851          $   591,364          $   14,845         $  105,975


See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002

                                                              FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
                                                              ---------------------------------------------

                                                                                                              VIP II
                                                    VIP II               VIP II             VIP II           INVESTMENT
                                                 ASSET MANAGER         CONTRAFUND          INDEX 500         GRADE BOND
                                                  SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT
                                              -----------------------------------------------------------------------------
ASSETS:
Investment in Fidelity at market value            $   251,343           $   88,887         $   724,929        $   415,363
                                              -----------------------------------------------------------------------------

TOTAL ASSETS                                          251,343               88,887             724,929            415,363
                                              -----------------------------------------------------------------------------
NET ASSETS                                        $   251,343           $   88,887         $   724,929        $   415,363
                                              =============================================================================
NET ASSETS:
Accumulation units                                $   251,343           $   88,887         $   724,929        $   415,363
                                              -----------------------------------------------------------------------------

TOTAL NET ASSETS:                                 $   251,343           $   88,887         $   724,929        $   415,363
                                              =============================================================================

UNITS OUTSTANDING                                       8,731                3,533               6,032             14,063
                                              =============================================================================

UNIT VALUE (ACCUMULATION)                         $     28.79           $    25.16         $   120.18         $     29.54
                                              =============================================================================


SUPPLEMENTAL INFORMATION:
Number of shares outstanding                           19,713                4,911               7,255             30,318

Cost of shares outstanding                        $   279,555            $  96,026         $   860,229        $   389,758


See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002

                                                       FIDELITY VARIABLE
                                                          INSURANCE
                                                       PRODUCTS FUND III
                                                     -------------------

                                                           VIP III
                                                           GROWTH
                                                       OPPORTUNITIES
                                                        SUB-ACCOUNT
                                                     -------------------
ASSETS:
Investment in Fidelity at market value                  $   27,625
                                                     -------------------

TOTAL ASSETS                                                27,625
                                                     -------------------
NET ASSETS                                              $   27,625
                                                     ===================
NET ASSETS:
Accumulation units                                      $   27,625
                                                     -------------------

TOTAL NET ASSETS:                                       $   27,625
                                                     ===================

UNITS OUTSTANDING                                            1,882
                                                     ===================

UNIT VALUE (ACCUMULATION)                                $   14.68
                                                     ===================


SUPPLEMENTAL INFORMATION:
Number of shares outstanding                                 2,359

Cost of shares outstanding                              $   30,597


See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002

                                                                 GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                                                 --------------------------------------

                                                      VIT                 VIT                 VIT           VIT GROWTH &
                                                CAPITAL GROWTH      CORE U.S. EQUITY     GLOBAL INCOME         INCOME
                                                  SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT
                                              -----------------------------------------------------------------------------
ASSETS:
Investment in Goldman Sachs at market value       $   13,015          $   270,607          $         -        $   67,458
                                              -----------------------------------------------------------------------------

TOTAL ASSETS                                           13,015              270,607                   -             67,458
                                              -----------------------------------------------------------------------------
NET ASSETS                                         $   13,015          $   270,607         $         -         $   67,458
                                              =============================================================================
NET ASSETS:
Accumulation units                                 $   13,015          $   270,607         $         -         $   67,458
                                              -----------------------------------------------------------------------------

TOTAL NET ASSETS:                                  $   13,015          $   270,607         $         -         $   67,458
                                              =============================================================================

UNITS OUTSTANDING                                       1,517               30,550                   -              7,923
                                              =============================================================================

UNIT VALUE (ACCUMULATION)                          $     8.58          $      8.86         $         -         $     8.51
                                              =============================================================================


SUPPLEMENTAL INFORMATION:
Number of shares outstanding                            1,675               31,874                   -              8,287

Cost of shares outstanding                         $   14,896           $  346,446         $         -         $   73,579


See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002

                                                          THE MONTGOMERY FUNDS III
                                                          ------------------------
                                                        EMERGING
                                                        MARKETS               GROWTH
                                                      SUB-ACCOUNT           SUB-ACCOUNT
                                                  -------------------------------------------
ASSETS:
Investment in Montgomery at market value                $   29,414            $         -
                                                  -------------------------------------------

TOTAL ASSETS                                               29,414             $        -
                                                  -------------------------------------------
NET ASSETS                                             $   29,414             $        -
                                                  ===========================================
NET ASSETS:
Accumulation units                                     $   29,414             $        -
                                                  -------------------------------------------

TOTAL NET ASSETS:                                      $   29,414             $        -
                                                  ===========================================

UNITS OUTSTANDING                                           4,482                      -
                                                  ===========================================

UNIT VALUE (ACCUMULATION)                              $     6.56             $        -
                                                  ===========================================


SUPPLEMENTAL INFORMATION:
Number of shares outstanding                                4,518                      -

Cost of shares outstanding                             $   31,822             $        -

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002

                                                                       SELIGMAN PORTFOLIOS, INC.
                                                                       --------------------------

                                              COMMUNICATIONS &                              GLOBAL            SMALL-CAP
                                                 INFORMATION            FRONTIER          TECHNOLOGY            VALUE
                                                 SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
                                            ---------------------- ------------------- ------------------ -------------------
ASSETS:
Investment in Seligman at market value
                                                $   279,392              $   9,931           $   1,612        $   270,560
                                            ---------------------------------------------------------------------------------

TOTAL ASSETS                                        279,392                  9,931               1,612            270,560
                                            ---------------------------------------------------------------------------------
NET ASSETS                                      $   279,392              $   9,931           $   1,612        $   270,560
                                            ==================================================================================
NET ASSETS:

Accumulation units                              $   279,392              $   9,931           $   1,612        $   270,560
                                            ---------------------------------------------------------------------------------

TOTAL NET ASSETS:                               $   279,392              $   9,931           $   1,612        $   270,560
                                            =================================================================================

UNITS OUTSTANDING                                    13,722                    746                 145             24,507
                                            =================================================================================

UNIT VALUE (ACCUMULATION)                       $     20.36              $   13.31           $   11.12        $     11.04
                                            =================================================================================


SUPPLEMENTAL INFORMATION:
Number of shares outstanding                         34,707                  1,030                 183             24,936

Cost of shares outstanding                      $   424,824             $   12,173           $   1,985        $   311,965


See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002

                                                                                PROFUNDS
                                                                                --------

                                                  VP ULTRA             VP MONEY
                                                  SMALL-CAP              MARKET          VP BULL PLUS          VP BEAR
                                                 SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
                                            ---------------------------------------------------------------------------------
ASSETS:
Investment in ProFunds at market value          $        -         $   1,196,695         $   103,900         $         -
                                            ---------------------------------------------------------------------------------

TOTAL ASSETS                                              -            1,196,695             103,900                   -
                                            ---------------------------------------------------------------------------------
NET ASSETS                                      $         -        $   1,196,695         $   103,900         $         -
                                            =================================================================================
NET ASSETS:
Accumulation units                              $          -       $   1,196,695         $   103,900         $         -
                                            ---------------------------------------------------------------------------------

TOTAL NET ASSETS:                               $          -       $   1,196,695         $   103,900         $         -
                                            =================================================================================

UNITS OUTSTANDING                                          -           1,193,218               7,161                   -
                                            =================================================================================

UNIT VALUE (ACCUMULATION)                       $     14.87        $        1.00       $       14.51         $     42.37
                                            =================================================================================


SUPPLEMENTAL INFORMATION:
Number of shares outstanding                               -           1,196,695               7,161                   -

Cost of shares outstanding                      $          -       $   1,196,695         $   103,767         $         -


See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002

                                                             PROFUNDS (CONTINUED)
                                                             --------------------

                                                       VP ULTRA              VP SHORT
                                                        MID-CAP              SMALL-CAP
                                                      SUB-ACCOUNT           SUB-ACCOUNT
                                                  -------------------------------------------
ASSETS:
Investment in ProFunds at market value                 $   89,059            $        -
                                                  -------------------------------------------

TOTAL ASSETS                                               89,059                     -
                                                  -------------------------------------------
NET ASSETS                                             $   89,059            $        -
                                                  ===========================================
NET ASSETS:
Accumulation units                                     $   89,059            $        -
                                                  -------------------------------------------

TOTAL NET ASSETS:                                      $   89,059            $        -
                                                  ===========================================

UNITS OUTSTANDING                                          15,425                     -
                                                  ===========================================

UNIT VALUE (ACCUMULATION)                              $     5.77            $     28.74
                                                  ===========================================


SUPPLEMENTAL INFORMATION:
Number of shares outstanding                                5,142                     -

Cost of shares outstanding                             $   88,590            $        -

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                            STATEMENTS OF OPERATIONS

THE ALGER AMERICAN FUND - SMALL CAPITALIZATION SUB-ACCOUNT
-----------------------------------------------------------

                                                                                       PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           ----------------------------------------------
INCOME:
   Dividends and capital gain distributions                                 $         -     $       2      $        -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                     (502)          (27)              -
   Change in unrealized appreciation (depreciation) during the
   year                                                                          (3,895)            53              -
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       $    (4,397)    $       28     $        -
-------------------------------------------------------------------------------------------------------------------------



THE ALGER AMERICAN FUND - GROWTH SUB-ACCOUNT:
----------------------------------------------

                                                                                          PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           ----------------------------------------------
INCOME:
   Dividends and capital gain distributions                                 $        66     $    7,059     $         -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                   (7,195)        (9,785)              -
   Change in unrealized appreciation (depreciation) during the
   year                                                                         (61,429)        (9,371)            (6)
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       $   (68,558)   $   (12,097)    $       (6)
-------------------------------------------------------------------------------------------------------------------------


THE ALGER AMERICAN FUND - MIDCAP GROWTH SUB-ACCOUNT:
----------------------------------------------------

                                                                                       PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           ----------------------------------------------
INCOME:
   Dividends and capital gain distributions                                 $          -    $    24,953    $        -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                   (11,849)        (3,947)
   Change in unrealized appreciation (depreciation) during the
   year                                                                         (141,104)        (20,493)         327
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       $  (152,953)    $       513    $      327
-------------------------------------------------------------------------------------------------------------------------


See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

THE ALGER AMERICAN FUND - LEVERAGED ALLCAP SUB-ACCOUNT:
-------------------------------------------------------

                                                                                          PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           ----------------------------------------------
INCOME:
   Dividends and capital gain distributions                                 $        17      $     913     $        -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                   (6,040)        (8,554)             -
   Change in unrealized appreciation (depreciation) during the
   year                                                                         (92,091)        (3,790)           (36)
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       $   (98,114)    $  (11,431)    $      (36)
-------------------------------------------------------------------------------------------------------------------------

BERGER INSTITUTIONAL PRODUCTS TRUST - IPT INTERNATIONAL SUB-ACCOUNT:
--------------------------------------------------------------------

                                                                                          PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           ----------------------------------------------
INCOME:
   Dividends and capital gain distributions                                 $   10,366      $      682     $        1
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                  (2,381)           (316)             -
   Change in unrealized appreciation (depreciation) during the
   year                                                                        (77,370)              8             60
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       $  (69,385)     $     374      $       61
-------------------------------------------------------------------------------------------------------------------------


BERGER INSTITUTIONAL PRODUCTS TRUST - IPT SMALL COMPANY GROWTH SUB-ACCOUNT:
---------------------------------------------------------------------------

                                                                                         PERIODS ENDED DECEMBER 31
                                                                           -------------- --------------- ---------------

                                                                               2002            2001            2000
                                                                           -------------- --------------- ---------------
INCOME:
   Dividends and capital gain distributions                                 $         -     $       127    $        2
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                  (2,481)            (442)            -

   Change in unrealized appreciation (depreciation) during the
   year                                                                        (12,669)         (1,492)            58
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       $  (15,150)     $   (1,807)    $       60
-------------------------------------------------------------------------------------------------------------------------


See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

DREYFUS VARIABLE INVESTMENT FUND - GROWTH & INCOME SUB-ACCOUNT:
----------------------------------------------------------------

                                                                                      PERIODS ENDED DECEMBER 31
                                                                           -------------- --------------- ---------------

                                                                               2002            2001            2000
                                                                           ----------------------------------------------
INCOME:
   Dividends and capital gain distributions                                 $     1,508     $     1,448    $       69
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                  (6,890)            (229)            -
   Change in unrealized appreciation (depreciation) during the
   year                                                                        (60,514)           2,068           (27)
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       $  (65,896)     $     3,287    $       42
-------------------------------------------------------------------------------------------------------------------------


DREYFUS VARIABLE INVESTMENT FUND - APPRECIATION SUB-ACCOUNT:
-------------------------------------------------------------

                                                                                         PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           ----------------------------------------------
INCOME:
   Dividends and capital gain distributions                                  $      896     $       617    $       -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                   (1,416)          (203)            -
   Change in unrealized appreciation (depreciation) during the
   year                                                                         (13,993)        (1,488)            -
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                        $  (14,513)    $   (1,074)     $      -
-------------------------------------------------------------------------------------------------------------------------


DREYFUS VARIABLE INVESTMENT FUND - SOCIALLY RESPONSIBLE GROWTH SUB-ACCOUNT:
----------------------------------------------------------------------------

                                                                                        PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           ----------------------------------------------
INCOME:
   Dividends and capital gain distributions                                 $         55    $        41     $        -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                   (17,985)          (526)             -
   Change in unrealized appreciation (depreciation) during the
   year                                                                           (3,867)        (3,088)             -
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       $    (21,797)    $   (3,573)    $        -
-------------------------------------------------------------------------------------------------------------------------

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

FIDELITY VARIABLE INSURANCE PRODUCTS FUND - VIP GROWTH SUB-ACCOUNT:
-------------------------------------------------------------------

                                                                                          PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           ----------------------------------------------
INCOME:
   Dividends and capital gain distributions                                 $       229    $     1,917    $         -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                   (9,528)        (1,144)             -
   Change in unrealized appreciation (depreciation) during the
   year                                                                         (41,302)        (8,725)           (21)
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       $   (50,601)   $    (7,952)   $       (21)
-------------------------------------------------------------------------------------------------------------------------


FIDELITY VARIABLE INSURANCE PRODUCTS FUND - VIP MONEY MARKET SUB-ACCOUNT:
-------------------------------------------------------------------------

                                                                                      PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           ----------------------------------------------
INCOME:
   Dividends and capital gain distributions                                $      4,636   $        3,527  $        150
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                        -              -               -
   Change in unrealized appreciation (depreciation) during the
   year                                                                               4              -               -
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      $      4,640   $        3,527  $        150
-------------------------------------------------------------------------------------------------------------------------


FIDELITY VARIABLE INSURANCE PRODUCTS FUND - VIP HIGH INCOME SUB-ACCOUNT:
------------------------------------------------------------------------

                                                                                    PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           ----------------------------------------------
INCOME:
   Dividends and capital gain distributions                                $        726        $     -      $        -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                     (431)           (35)              -
   Change in unrealized appreciation (depreciation) during the
   year                                                                             221           (593)              -
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      $        516        $   628)     $        -
-------------------------------------------------------------------------------------------------------------------------


See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

FIDELITY VARIABLE INSURANCE PRODUCTS FUND - VIP OVERSEAS SUB-ACCOUNT:
----------------------------------------------------------------------

                                                                                        PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           ----------------------------------------------
INCOME:
   Dividends and capital gain distributions                                $       271      $       -     $         -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                  (1,672)            (76)              -
   Change in unrealized appreciation (depreciation) during the
   year                                                                        (16,129)         (1,505)              -
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      $   (17,530)      $  (1,581)    $         -
-------------------------------------------------------------------------------------------------------------------------

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II - VIP II ASSET MANAGER SUB-ACCOUNT:-
-------------------------------------------------------------------------------

                                                                                        PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           ----------------------------------------------
INCOME:
   Dividends and capital gain distributions                                $     9,068      $     173     $          -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                  (3,679)          (160)              23
   Change in unrealized appreciation (depreciation) during the
   year                                                                        (28,805)           593              (11)
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      $   (23,416)     $     606      $        12
-------------------------------------------------------------------------------------------------------------------------

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II - VIP II CONTRAFUND SUB-ACCOUNT:
-----------------------------------------------------------------------------

                                                                                       PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           ----------------------------------------------
INCOME:
   Dividends and capital gain distributions                                $        142   $          77    $         -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                   (1.359)           (100)             -
   Change in unrealized appreciation (depreciation) during the
   year                                                                          (6,779)           (359)             -
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      $     (7,996)  $        (382)   $         -
-------------------------------------------------------------------------------------------------------------------------


See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II - VIP II INDEX 500 SUB-ACCOUNT:
----------------------------------------------------------------------------

                                                                                       PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           ----------------------------------------------
INCOME:
   Dividends and capital gain distributions                                $      4,586   $          101   $         -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                  (40,811)            (878)            -
   Change in unrealized appreciation (depreciation) during the
   year                                                                        (119,168)         (16,132)            7
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      $   (155,393)  $      (16,909)  $         7
-------------------------------------------------------------------------------------------------------------------------


FIDELITY VARIABLE INSURANCE PRODUCTS FUND II - VIP II INVESTMENT GRADE BOND SUB-ACCOUNT:
----------------------------------------------------------------------------------------

                                                                                       PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           ----------------------------------------------
INCOME:
   Dividends and capital gain distributions                                $     16,619    $     7,229    $          -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                      521          2,013               -
   Change in unrealized appreciation (depreciation) during the
   year                                                                          22,593          3,013               -
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      $     39,733    $    12,255    $          -
-------------------------------------------------------------------------------------------------------------------------

FIDELITY VARIABLE INSURANCE PRODUCTS FUND III - VIP III GROWTH OPPORTUNITIES SUB-ACCOUNT:
-----------------------------------------------------------------------------------------

                                                                                          PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           ----------------------------------------------
INCOME:
   Dividends and capital gain distributions                                $        190   $          -      $         -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                     (362)            26                -
   Change in unrealized appreciation (depreciation) during the
   year                                                                          (4,600)         1,629                -
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      $     (4,772)    $    1,655      $         -
-------------------------------------------------------------------------- ----------------------------------------------


See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

GOLDMAN SACHS VARIABLE INSURANCE TRUST - VIT CAPITAL GROWTH SUB-ACCOUNT:
------------------------------------------------------------------------

                                                                                         PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           ----------------------------------------------
INCOME:
   Dividends and capital gain distributions                                $         28   $         28     $         -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                     (537)            (4)              -
   Change in unrealized appreciation (depreciation) during the
   year                                                                          (1,678)          (203)              -

-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      $     (2,187)     $    (179)    $         -
-------------------------------------------------------------------------------------------------------------------------


GOLDMAN SACHS VARIABLE INSURANCE TRUST - VIT CORE U.S. EQUITY SUB-ACCOUNT:
--------------------------------------------------------------------------

                                                                                          PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           -------------- --------------- ---------------
INCOME:
   Dividends and capital gain distributions                                $      1,757    $         106    $         -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                   (3,432)              22              -
   Change in unrealized appreciation (depreciation) during the
   year                                                                         (74.602)          (1,236)             -
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      $    (76,277)   $      (1,108)   $         -
-------------------------------------------------------------------------------------------------------------------------


GOLDMAN SACHS VARIABLE INSURANCE TRUST - VIT GLOBAL INCOME SUB-ACCOUNT:
-----------------------------------------------------------------------

                                                                                          PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           ----------------------------------------------
INCOME:
   Dividends and capital gain distributions                                 $         -   $           42  $           -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                       (7)               6              -
   Change in unrealized appreciation (depreciation) during the
   year                                                                              20              (20)             -
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      $         13   $           28  $           -
-------------------------------------------------------------------------------------------------------------------------


See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

GOLDMAN SACHS VARIABLE INSURANCE TRUST - VIT GROWTH & INCOME SUB-ACCOUNT:
-------------------------------------------------------------------------

                                                                                          PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           ----------------------------------------------
INCOME:
   Dividends and capital gain distributions                                $      1,093   $         315   $           -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                     (506)             80               -
   Change in unrealized appreciation (depreciation) during the
   year                                                                          (9,331)          3,211               -
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      $     (8,744)  $       3,606   $           -
-------------------------------------------------------------------------------------------------------------------------


THE MONTGOMERY FUNDS III - EMERGING MARKETS SUB-ACCOUNT:
--------------------------------------------------------

                                                                                          PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           ----------------------------------------------
INCOME:
   Dividends and capital gain distributions                                $         49   $          -    $           -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                     (131)            (8)               -
   Change in unrealized appreciation (depreciation) during the
   year                                                                          (3,040)           632                -
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      $     (3,122)  $        624    $           -
-------------------------------------------------------------------------------------------------------------------------


THE MONTGOMERY FUNDS III - GROWTH SUB-ACCOUNT:
----------------------------------------------

                                                                                          PERIODS ENDED DECEMBER 31
                                                                          ----------------------------------------------

                                                                               2002            2001            2000
                                                                           ----------------------------------------------
INCOME:
   Dividends and capital gain distributions                                $          -   $        254    $          -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                   (1,307)           (12)              -
   Change in unrealized appreciation (depreciation) during the
   year                                                                             460           (460)              -
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      $       (847)  $       (218)   $          -
-------------------------------------------------------------------------------------------------------------------------


See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

SELIGMAN PORTFOLIOS, INC. - COMMUNICATION & INFORMATION SUB-ACCOUNT:
--------------------------------------------------------------------

                                                                                       PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           ----------------------------------------------
INCOME:
   Dividends and capital gain distributions                                $          -    $     30,067   $           4
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                   (23,589)          (206)             (5)
   Change in unrealized appreciation (depreciation) during the
   year                                                                         (122,945)       (22,487)           (130)
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      $    (146,534)  $      7,374   $        (131)
-------------------------------------------------------------------------------------------------------------------------


SELIGMAN PORTFOLIOS, INC. - FRONTIER SUB-ACCOUNT:
--------------------------------------------------

                                                                                        PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           ----------------------------------------------
INCOME:
   Dividends and capital gain distributions                                $          -   $       118     $          -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                     (147)           (2)               -
   Change in unrealized appreciation (depreciation) during the
   year                                                                          (2,204)          (38)               -
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      $     (2,351)  $        78     $          -
-------------------------------------------------------------------------------------------------------------------------


SELIGMAN PORTFOLIOS, INC. - GLOBAL TECHNOLOGY SUB-ACCOUNT:
----------------------------------------------------------

                                                                                        PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           ----------------------------------------------
INCOME:
   Dividends and capital gain distributions                                $          -   $        1,811  $           -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                   (1,253)            (401)             -
   Change in unrealized appreciation (depreciation) during the
   year                                                                             579             (952)             -
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      $       (674)  $          458  $            -
-------------------------------------------------------------------------------------------------------------------------


See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

SELIGMAN PORTFOLIOS, INC. - SMALL-CAP VALUE SUB-ACCOUNT:
--------------------------------------------------------

                                                                                        PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           ----------------------------------------------
INCOME:
   Dividends and capital gain distributions                                $      4,776   $         70    $           -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                   (9,885)        (2,099)               -
   Change in unrealized appreciation (depreciation) during the
   year                                                                         (46,818)         5,412                -
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      $    (51,927)  $      3,383    $            -
-------------------------------------------------------------------------------------------------------------------------


PROFUNDS - VP ULTRA SMALL-CAP SUB-ACCOUNT:
------------------------------------------

                                                                                        PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           ----------------------------------------------
INCOME:
   Dividends and capital gain distributions                                $          -   $           -   $           -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                   (1,819)              -               -
   Change in unrealized appreciation (depreciation) during the
   year                                                                               -                -               -
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      $     (1,819)  $            -  $            -
-------------------------------------------------------------------------------------------------------------------------


PROFUNDS - VP MONEY MARKET  SUB-ACCOUNT:
----------------------------------------

                                                                                        PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           ----------------------------------------------
INCOME:
   Dividends and capital gain distributions                                $        600   $            -  $           -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                        -                -              -
   Change in unrealized appreciation (depreciation) during the
   year                                                                               -                -              -
-------------------------------------------------------------------------- -------------- --------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      $          600 $            -  $           -
-------------------------------------------------------------------------- -------------- --------------- ---------------

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

PROFUNDS - VP BULL PLUS SUB-ACCOUNT:
------------------------------------

                                                                                        PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           ----------------------------------------------
INCOME:
   Dividends and capital gain distributions                                $          -   $            -  $           -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                   (9,742)               -              -
   Change in unrealized appreciation (depreciation) during the
   year                                                                             133                -              -
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      $     (9,609)  $            -  $           -
-------------------------------------------------------------------------------------------------------------------------


PROFUNDS - VP BEAR SUB-ACCOUNT:
-------------------------------

                                                                                        PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           ----------------------------------------------
INCOME:
   Dividends and capital gain distributions                                $        500   $            -  $           -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                  (21,017)               -              -
   Change in unrealized appreciation (depreciation) during the
   year                                                                               -                -              -
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      $    (20,517)  $            -  $           -
-------------------------------------------------------------------------------------------------------------------------


See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

PROFUNDS - VP ULTRA MID-CAP SUB-ACCOUNT:
----------------------------------------

                                                                                        PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           ----------------------------------------------
INCOME:
   Dividends and capital gain distributions                                $          -   $            -  $            -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                   (6,413)               -               -
   Change in unrealized appreciation (depreciation) during the
   year                                                                             469                -               -
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      $     (5,944)  $            -  $            -
-------------------------------------------------------------------------------------------------------------------------


PROFUNDS - VP SHORT SMALL-CAP SUB-ACCOUNT:
------------------------------------------

                                                                                        PERIODS ENDED DECEMBER 31
                                                                           ----------------------------------------------

                                                                               2002            2001            2000
                                                                           ----------------------------------------------
INCOME:
   Dividends and capital gain distributions                                $          -   $            -  $            -
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares                                    2,763                -               -
   Change in unrealized appreciation (depreciation) during the
   year                                                                               -                -               -
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      $      2,763   $            -  $            -
-------------------------------------------------------------------------------------------------------------------------


See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                       STATEMENTS OF CHANGES IN NET ASSETS

THE ALGER AMERICAN FUND - SMALL CAPITALIZATION SUB-ACCOUNT:
-----------------------------------------------------------

                                                                                       PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          -----------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $      -       $          2     $          -
   Realized gains (losses)                                                    (502)               (27)               -
   Unrealized appreciation (depreciation) during the year                   (3,895)                53                -
                                                                          -----------------------------------------------
   Net increase (decrease) in net assets from operations                    (4,397)                28                -
                                                                          -----------------------------------------------
CONTRACT TRANSACTIONS:
   Payments received from contract owners                                   10,937              1,536                -
   Transfers between sub-accounts (including fixed assets), net             20,201             10,633                -
   Transfers for contract benefits and terminations                           (187)                -                 -
   Contract maintenance charges                                             (3,683)              (668)               -
                                                                          -----------------------------------------------
   Net increase in net assets from contract transactions                    27,268             11,501                -
                                                                          -----------------------------------------------

TOTAL INCREASE IN NET ASSETS                                                22,871             11,529                -

NET ASSETS AT BEGINNING OF PERIOD                                           11,529                  -                -
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                               $ 34,400       $     11,529     $          -
-------------------------------------------------------------------------------------------------------------------------


THE ALGER AMERICAN FUND - GROWTH SUB-ACCOUNT:
---------------------------------------------

                                                                                        PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          -----------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $          66    $     7,059    $            -
   Realized gains (losses)                                                      (7,195)         (9,785)                -
   Unrealized appreciation (depreciation) during the year                      (61,429)         (9,371)               (6)
                                                                          -----------------------------------------------
   Net increase (decrease) in net assets from operations                       (68,558)        (12,097)               (6)
                                                                          -----------------------------------------------
CONTRACT TRANSACTIONS:
   Payments received from contract owners                                       71,082         138,562            10,043
   Transfers between sub-accounts (including fixed assets), net                 28,566          46,876             3,079
   Transfers for contract benefits and terminations                               (750)              -                 -
   Contract maintenance charges                                                (27,462)        (16,866)             (214)
                                                                          -----------------------------------------------
   Net increase in net assets from contract transactions                        71,436         168,572            12,908
                                                                          -----------------------------------------------

TOTAL INCREASE IN NET ASSETS                                                     2,878         156,475            12,902

NET ASSETS AT BEGINNING OF PERIOD                                              169,377          12,902                 -
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                               $    172,255     $   169,377     $      12,902
-------------------------------------------------------------------------------------------------------------------------


See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

THE ALGER AMERICAN FUND - MIDCAP GROWTH SUB-ACCOUNT:
-----------------------------------------------------

                                                                                       PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          -----------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $          -    $     24,953    $            -
   Realized gains (losses)                                                     (11,849)         (3,947)                -
   Unrealized appreciation (depreciation) during the year                     (141,104)        (20,493)              327
                                                                          -----------------------------------------------
   Net increase (decrease) in net assets from operations                      (152,953)            513               327
                                                                          -----------------------------------------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                      261,450         286,262             8,581
   Transfers between sub-accounts (including fixed assets), net                 35,830          59,198               185
   Transfers for contract benefits and terminations                                  -               -                 -
   Contract maintenance charges                                                (38,858)        (12,134)             (144)
                                                                          -----------------------------------------------
   Net increase in net assets from contract transactions                       258,422         333,326             8,622
                                                                          -----------------------------------------------

TOTAL INCREASE IN NET ASSETS                                                   105,469         333,839             8,949

NET ASSETS AT BEGINNING OF PERIOD                                              342,788           8,949                 -
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                               $    448,257      $  342,788    $        8,949
-------------------------------------------------------------------------------------------------------------------------


THE ALGER AMERICAN FUND - LEVERAGED ALLCAP SUB-ACCOUNT:
-------------------------------------------------------

                                                                                       PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          -----------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $         17    $        913    $            -
   Realized gains (losses)                                                      (6,040)         (8,554)                -
   Unrealized appreciation (depreciation) during the year                      (92,091)         (3,790)              (36)
                                                                          -----------------------------------------------
   Net increase (decrease) in net assets from operations                       (98,114)        (11,431)              (36)
                                                                          -----------------------------------------------

CONTRACT TRANSACTIONS:

   Payments received from contract owners                                       98,124         240,629             8,113
   Transfers between sub-accounts (including fixed assets), net                 40,099         (23,405)              150
   Transfers for contract benefits and terminations                                  -               -                 -
   Contract maintenance charges                                                (16,854)        (10,647)             (116)
                                                                          -----------------------------------------------
   Net increase in net assets from contract transactions                       121,369         206,577             8,147
                                                                          -----------------------------------------------

TOTAL INCREASE IN NET ASSETS                                                    23,255         195,146             8,111

NET ASSETS AT BEGINNING OF PERIOD                                              203,257           8,111                 -

-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                                $   226,512     $   203,257    $        8,111
-------------------------------------------------------------------------------------------------------------------------

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

BERGER INSTITUTIONAL PRODUCTS TRUST - INTERNATIONAL SUB-ACCOUNT:
----------------------------------------------------------------

                                                                                       PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          --------------- --------------- ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $     10,366      $      682    $            1
   Realized gains (losses)                                                      (2,381)           (316)                -
   Unrealized appreciation (depreciation) during the year                      (77,370)              8                60
                                                                          -----------------------------------------------
   Net increase (decrease) in net assets from operations                       (69,385)            374                61
                                                                          -----------------------------------------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                       93,272         238,034             2,600
   Transfers between sub-accounts (including fixed assets), net                 16,925           5,510               187
   Transfers for contract benefits and terminations                             (3,038)              -                 -
   Contract maintenance charges                                                (14,391)         (2,156)                -
                                                                          -----------------------------------------------
   Net increase in net assets from contract transactions                        92,768         241,388             2,787
                                                                          -----------------------------------------------

TOTAL INCREASE IN NET ASSETS                                                    23,383         241,762             2,848

NET ASSETS AT BEGINNING OF PERIOD                                              244,610           2,848                 -
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                                 $  267,993      $  244,610    $        2,848
-------------------------------------------------------------------------------------------------------------------------


BERGER INSTITUTIONAL PRODUCTS TRUST - SMALL COMPANY GROWTH SUB-ACCOUNT:
-----------------------------------------------------------------------

                                                                                      PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          -----------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $          -    $        127    $            2
   Realized gains (losses)                                                      (2,481)           (442)                -
   Unrealized appreciation (depreciation) during the year                      (12,669)         (1,492)               58
                                                                          -----------------------------------------------
   Net increase (decrease) in net assets from operations                       (15,150)         (1,807)               60
                                                                          -----------------------------------------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                       24,887           3,674             1,727
   Transfers between sub-accounts (including fixed assets), net                 16,448          11,551               167
   Transfers for contract benefits and terminations                                  -               -                 -
   Contract maintenance charges                                                 (5,776)         (3,001)                -
                                                                          -----------------------------------------------
   Net increase in net assets from contract transactions                        35,559          12,224             1,894
                                                                          -----------------------------------------------

TOTAL INCREASE IN NET ASSETS                                                    20,409          10,417             1,954

NET ASSETS AT BEGINNING OF PERIOD                                               12,371           1,954                 -
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                                  $  32,780      $   12,371        $    1,954
-------------------------------------------------------------------------------------------------------------------------

See accompanying Notes

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

DREYFUS VARIABLE INVESTMENT FUND - GROWTH & INCOME SUB-ACCOUNT:
---------------------------------------------------------------

                                                                                       PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          -----------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $      1,508    $      1,448    $           69
   Realized gains (losses)                                                      (6,890)           (229)                -
   Unrealized appreciation (depreciation) during the year                      (60,514)          2,068               (27)
                                                                          -----------------------------------------------
   Net increase (decrease) in net assets from operations                       (65,896)          3,287                42
                                                                          -----------------------------------------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                       87,578          91,202             3,464
   Transfers between sub-accounts (including fixed assets), net                 53,345         116,794               292
   Transfers for contract benefits and terminations                             (1,093)              -                 -
   Contract maintenance charges                                                (41,232)        (12,567)                -
                                                                          -----------------------------------------------
   Net increase in net assets from contract transactions                        98,598         195,429             3,756
                                                                          -----------------------------------------------

TOTAL INCREASE IN NET ASSETS                                                    32,702         198,716             3,798

NET ASSETS AT BEGINNING OF PERIOD                                              202,514           3,798                 -
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                                 $  235,216      $  202,514    $        3,798
-------------------------------------------------------------------------------------------------------------------------


DREYFUS VARIABLE INVESTMENT FUND - APPRECIATION SUB-ACCOUNT:
------------------------------------------------------------

                                                                                        PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          -----------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $        896    $        617    $            -
   Realized gains (losses)                                                      (1,416)           (203)                -
   Unrealized appreciation (depreciation) during the year                      (13,993)         (1,488)                -
                                                                          -----------------------------------------------
   Net increase (decrease) in net assets from operations                       (14,513)         (1,074)                -
                                                                          -----------------------------------------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                       25,326          69,965                 -
   Transfers between sub-accounts (including fixed assets), net                  1,705          11,302                 -
   Transfers for contract benefits and terminations                                  -               -                 -
   Contract maintenance charges                                                (12,126)         (7,868)                -
                                                                          -----------------------------------------------
   Net increase in net assets from contract transactions                        14,905          73,399                 -
                                                                          -----------------------------------------------

TOTAL INCREASE IN NET ASSETS                                                       392          72,325                 -

NET ASSETS AT BEGINNING OF PERIOD                                               72,325               -                 -
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                                 $   72,717      $   72,325    $            -
-------------------------------------------------------------------------------------------------------------------------

See accompanying Notes

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

DREYFUS VARIABLE INVESTMENT FUND - SOCIALLY RESPONSIBLE GROWTH SUB-ACCOUNT:
---------------------------------------------------------------------------

                                                                                        PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          -----------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $         55       $      41    $            -
   Realized gains (losses)                                                     (17,985)           (526)                -
   Unrealized appreciation (depreciation) during the year                       (3,867)         (3,088)                -
                                                                          -----------------------------------------------
   Net increase (decrease) in net assets from operations                       (21,797)         (3,573)                -
                                                                          -----------------------------------------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                       12,743          51,665                 -
   Transfers between sub-accounts (including fixed assets), net                (26,674)         25,460                43
   Transfers for contract benefits and terminations                                  -               -                 -
   Contract maintenance charges                                                (10,091)         (6,391)                -
                                                                          -----------------------------------------------
   Net increase (decrease) in net assets from contract transactions            (24,022)         70,734                43
                                                                          -----------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (45,819)         67,161                43

NET ASSETS AT BEGINNING OF PERIOD                                               67,204              43                 -
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                               $      21,385      $  67,204       $        43
-------------------------------------------------------------------------------------------------------------------------


FIDELITY VARIABLE INSURANCE PRODUCTS FUND - VIP GROWTH SUB-ACCOUNT:
-------------------------------------------------------------------

                                                                                        PERIODS ENDED DECEMBER 31

                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          -----------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                            $       229    $      1,917    $            -
   Realized gains (losses)                                                      (9,528)         (1,144)                -
   Unrealized appreciation (depreciation) during the year                      (41,302)         (8,725)              (21)
                                                                          -----------------------------------------------
   Net increase (decrease) in net assets from operations                       (50,601)         (7,952)              (21)
                                                                          -----------------------------------------------

CONTRACT TRANSACTIONS:

   Payments received from contract owners                                       94,713          88,117             6,586
   Transfers between sub-accounts (including fixed assets), net                 11,870          36,176                43
   Transfers for contract benefits and terminations                                  -               -                 -
   Contract maintenance charges                                                (30,343)        (12,649)             (115)
                                                                          -----------------------------------------------
   Net increase in net assets from contract transactions                        76,240         111,644             6,514
                                                                          -----------------------------------------------

TOTAL INCREASE IN NET ASSETS                                                    25,639         103,692             6,493

NET ASSETS AT BEGINNING OF PERIOD                                              110,185           6,493                 -
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                                 $  135,824      $  110,185    $        6,493
-------------------------------------------------------------------------------------------------------------------------

See accompanying Notes

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

FIDELITY VARIABLE INSURANCE PRODUCTS FUND - VIP MONEY MARKET SUB-ACCOUNT:
-------------------------------------------------------------------------

                                                                                        PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          -----------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                            $     4,636     $     3,527    $          150
   Realized gains (losses)                                                           -               -                 -
   Unrealized appreciation (depreciation) during the year                            4               -                 -
                                                                          -----------------------------------------------
   Net increase (decrease) in net assets from operations                         4,640           3,527               150
                                                                          -----------------------------------------------
CONTRACT TRANSACTIONS:
   Payments received from contract owners                                      798,267       1,071,056            93,168
   Transfers between sub-accounts (including fixed assets), net               (401,290)       (893,768)           (4,462)
   Transfer for contract benefits and terminations                                   -               -                 -
   Contract maintenance charges                                                (51,980)        (26,096)           (1,790)
                                                                          -----------------------------------------------
   Net increase in net assets from contract transactions                       344,997         151,192            86,916
                                                                          -----------------------------------------------

TOTAL INCREASE IN NET ASSETS                                                   349,637         154,719            87,066

NET ASSETS AT BEGINNING OF PERIOD                                              241,785          87,066                 -
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                                $   591,422     $   241,785    $       87,066
-------------------------------------------------------------------------------------------------------------------------


FIDELITY VARIABLE INSURANCE PRODUCTS FUND - VIP HIGH INCOME SUB-ACCOUNT:
------------------------------------------------------------------------

                                                                                        PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          -----------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $        726    $          -     $           -
   Realized gains (losses)                                                        (431)            (35)                -
   Unrealized appreciation (depreciation) during the year                          221            (593)                -
                                                                          -----------------------------------------------
   Net increase (decrease) in net assets from operations                           516            (628)                -
                                                                          -----------------------------------------------

CONTRACT TRANSACTIONS:

   Payments received from contract owners                                        4,704           1,677                 -
   Transfers between sub-accounts (including fixed assets), net                  5,746           8,482                 -
   Transfers for contract benefits and terminations                             (3,113)              -                 -
   Contract maintenance charges                                                 (2,304)           (607)                -
                                                                          -----------------------------------------------
   Net increase in net assets from contract transactions                         5,033           9,552                 -
                                                                          -----------------------------------------------

TOTAL INCREASE IN NET ASSETS                                                     5,549           8,924                 -

NET ASSETS AT BEGINNING OF PERIOD                                                8,924               -                 -
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                               $     14,473    $      8,924     $           -
-------------------------------------------------------------------------------------------------------------------------

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

FIDELITY VARIABLE INSURANCE PRODUCT FUND - VIP OVERSEAS SUB-ACCOUNT:
--------------------------------------------------------------------

                                                                                       PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          -----------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $        271    $          -    $            -
   Realized gains (losses)                                                      (1,672)            (76)                -
   Unrealized appreciation (depreciation) during the year                      (16,129)         (1,505)                -
                                                                          -----------------------------------------------
   Net increase (decrease) in net assets from operations                       (17,530)         (1,581)                -
                                                                          -----------------------------------------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                       56,598           2,652                 -
   Transfers between sub-accounts (including fixed assets), net                 20,011          35,893                 -
   Transfers for contract benefits and terminations                               (736)              -                 -
   Contract maintenance charges                                                 (5,680)         (1,286)                -
                                                                          -----------------------------------------------
   Net increase in net assets from contract transactions                        70,193          37,259                 -
                                                                          -----------------------------------------------

TOTAL INCREASE IN NET ASSETS                                                    52,663          35,678                 -

NET ASSETS AT BEGINNING OF PERIOD                                               35,678               -                 -
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                               $      88,341   $     35,678    $            -
-------------------------------------------------------------------------------------------------------------------------


FIDELITY VARIABLE INSURANCE PRODUCTS FUND II - VIP II ASSET MANAGER SUB-ACCOUNT:
--------------------------------------------------------------------------------

                                                                                        PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          -----------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $      9,068     $       173    $            -
   Realized gains (losses)                                                      (3,679)           (160)               23
   Unrealized appreciation (depreciation) during the year                      (28,805)            593               (11)
                                                                          -----------------------------------------------
   Net increase (decrease) in net assets from operations                       (23,416)            606                12
                                                                          -----------------------------------------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                       91,538         192,024             1,549
   Transfers between sub-accounts (including fixed assets), net                  7,051           8,765                 -
   Transfers for contract benefits and terminations                                  -               -                 -
   Contract maintenance charges                                                (19,699)         (6,644)             (443)
                                                                          -----------------------------------------------
   Net increase in net assets from contract transactions                        78,890         194,145             1,106
                                                                          -----------------------------------------------

TOTAL INCREASE IN NET ASSETS                                                    55,474         194,751             1,118

NET ASSETS AT BEGINNING OF PERIOD                                              195,869           1,118                 -
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                                $   251,343     $   195,869        $    1,118
-------------------------------------------------------------------------------------------------------------------------

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

FIDELITY VARIABLE INSURANCE PRODUCT FUND II - VIP II CONTRAFUND SUB-ACCOUNT:
----------------------------------------------------------------------------

                                                                                       PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          -----------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $        142    $         77    $            -
   Realized gains (losses)                                                      (1,359)           (100)                -
   Unrealized appreciation (depreciation) during the year                       (6,779)           (359)                -
                                                                          -----------------------------------------------
   Net increase (decrease) in net assets from operations                        (7,996)           (382)                -
                                                                          -----------------------------------------------
CONTRACT TRANSACTIONS:
   Payments received from contract owners                                       59,421           3,637                 -
   Transfers between sub-accounts (including fixed assets), net                 32,953          13,722                43
   Transfers for contract benefits and terminations                                  -               -                 -
   Contract maintenance charges                                                (10,672)         (1,839)                -
                                                                          -----------------------------------------------
   Net increase in net assets from contract transactions                        81,702          15,520                43
                                                                          -----------------------------------------------

TOTAL INCREASE IN NET ASSETS                                                    73,706          15,138                43

NET ASSETS AT BEGINNING OF PERIOD                                               15,181              43                 -
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                               $      88,887   $     15,181    $           43
-------------------------------------------------------------------------------------------------------------------------



FIDELITY VARIABLE INSURANCE PRODUCTS FUND II - VIP II INDEX 500 SUB-ACCOUNT:
----------------------------------------------------------------------------

                                                                                       PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          -----------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $      4,586    $        101      $          -
   Realized gains (losses)                                                     (40,811)           (878)                -
   Unrealized appreciation (depreciation) during the year                     (119,168)        (16,132)                7
                                                                          -----------------------------------------------
   Net increase (decrease) in net assets from operations                      (155,393)        (16,909)                7
                                                                          -----------------------------------------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                      400,633         112,397             1,731
   Transfers between sub-accounts (including fixed assets), net                326,527         284,571               167
   Transfers for contract benefits and terminations                           (107,008)              -                 -
   Contract maintenance charges                                                (97,829)        (23,965)                -
                                                                          -----------------------------------------------
   Net increase in net assets from contract transactions                       522,323         373,003             1,898
                                                                          -----------------------------------------------

TOTAL INCREASE IN NET ASSETS                                                   366,930         356,094             1,905

NET ASSETS AT BEGINNING OF PERIOD                                              357,999           1,905                 -
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                                 $  724,929     $   357,999      $      1,905
-------------------------------------------------------------------------------------------------------------------------

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1


FIDELITY VARIABLE INSURANCE PRODUCTS FUND II - VIP II INVESTMENT GRADE SUB-ACCOUNT:
-----------------------------------------------------------------------------------

                                                                                       PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          -----------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $     16,619     $     7,229     $           -
   Realized gains (losses)                                                         521           2,013                 -
   Unrealized appreciation (depreciation) during the year                       22,593           3,013                 -
                                                                          -----------------------------------------------
   Net increase (decrease) in net assets from operations                        39,733          12,255                 -
                                                                          -----------------------------------------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                       93,402         294,588                 -
   Transfers between sub-accounts (including fixed assets), net                (18,865)         27,201                 -
   Transfers for contract benefits and terminations                               (654)              -                 -
   Contract maintenance charges                                                (23,788)         (8,509)                -
                                                                          -----------------------------------------------
   Net increase in net assets from contract transactions                        50,095         313,280                 -
                                                                          -----------------------------------------------

TOTAL INCREASE IN NET ASSETS                                                    89,828         325,535                 -

NET ASSETS AT BEGINNING OF PERIOD                                              325,535               -                 -
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                               $    415,363     $   325,535     $           -
-------------------------------------------------------------------------------------------------------------------------

FIDELITY VARIABLE INSURANCE PRODUCTS FUND III - VIP III GROWTH OPPORTUNITIES SUB-ACCOUNT:
-----------------------------------------------------------------------------------------

                                                                                       PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          -----------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $        190    $          -    $            -
   Realized gains (losses)                                                        (362)             26                 -
   Unrealized appreciation (depreciation) during the year                       (4,600)          1,629                 -
                                                                          -----------------------------------------------
   Net increase (decrease) in net assets from operations                        (4,772)          1,655                 -
                                                                          -----------------------------------------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                       14,774          16,635                 -
   Transfers between sub-accounts (including fixed assets), net                    (76)          3,654                 -
   Transfers for contract benefits and terminations                                  -               -                 -
   Contract maintenance charges                                                 (3,136)         (1,109)                -
                                                                          -----------------------------------------------
   Net increase in net assets from contract transactions                        11,562          19,180                 -
                                                                          -----------------------------------------------

TOTAL INCREASE IN NET ASSETS                                                     6,790          20,835                 -

NET ASSETS AT BEGINNING OF PERIOD                                               20,835               -                 -
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                                $    27,625     $    20,835    $            -
-------------------------------------------------------------------------------------------------------------------------

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

GOLDMAN SACHS VARIABLE INSURANCE TRUST - VIT CAPITAL GROWTH SUB-ACCOUNT:
------------------------------------------------------------------------

                                                                                          PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          -----------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                            $        28    $         28    $            -
   Realized gains (losses)                                                        (537)             (4)                -
   Unrealized appreciation (depreciation) during the year                       (1,678)           (203)                -
                                                                          -----------------------------------------------
   Net increase (decrease) in net assets from operations                        (2,187)           (179)                -
                                                                          -----------------------------------------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                        4,733           1,025                 -
   Transfers between sub-accounts (including fixed assets), net                  6,153           5,586                 -
   Transfers for contract benefits and terminations                                  -               -                 -
   Contract maintenance charges                                                 (1,606)           (510)                -
                                                                          -----------------------------------------------
   Net increase in net assets from contract transactions                         9,280           6,101                 -
                                                                          -----------------------------------------------

TOTAL INCREASE IN NET ASSETS                                                     7,093           5,922                 -

NET ASSETS AT BEGINNING OF PERIOD                                                5,922               -                 -
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                                $    13,015    $      5,922    $            -
-------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS VARIABLE INSURANCE TRUST - VIT CORE U.S. EQUITY SUB-ACCOUNT:
--------------------------------------------------------------------------

                                                                                        PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          -----------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $      1,757   $         106    $            -
   Realized gains (losses)                                                      (3,432)             22                 -
   Unrealized appreciation (depreciation) during the year                      (74,602)         (1,236)                -
                                                                          -----------------------------------------------
   Net increase (decrease) in net assets from operations                       (76,277)         (1,108)                -
                                                                          -----------------------------------------------
CONTRACT TRANSACTIONS:
   Payments received from contract owners                                       82,628         250,584                 -
   Transfers between sub-accounts (including fixed assets), net                 20,727           8,934                 -
   Transfers for contract benefits and terminations                                  -               -                 -
   Contract maintenance charges                                                (12,696)         (2,185)                -
                                                                          -----------------------------------------------
   Net increase in net assets from contract transactions                        90,659         257,333                 -
                                                                          -----------------------------------------------

TOTAL INCREASE IN NET ASSETS                                                    14,382         256,225                 -

NET ASSETS AT BEGINNING OF PERIOD                                              256,225               -                 -
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                               $    270,607   $     256,225    $            -
-------------------------------------------------------------------------------------------------------------------------

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

GOLDMAN SACHS VARIABLE INSURANCE TRUST - VIT GLOBAL INCOME SUB-ACCOUNT:
-----------------------------------------------------------------------

                                                                                        PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          -----------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $               $         42    $            -
   Realized gains (losses)                                                          (7)              6                 -
   Unrealized appreciation (depreciation) during the year                           20             (20)                -
                                                                          -----------------------------------------------
   Net increase (decrease) in net assets from operations                            13              28                 -
                                                                          -----------------------------------------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                        1,976              99                 -
   Transfers between sub-accounts (including fixed assets), net                 (2,903)          1,380                 -
   Transfers for contract benefits and terminations                                  -               -                 -
   Contract maintenance charges                                                   (229)           (364)                -
                                                                          -----------------------------------------------
   Net increase (decrease) in net assets from contract transactions              (1,156)          1,115                 -
                                                                          -----------------------------------------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS                                        (1,143)          1,143                 -

NET ASSETS AT BEGINNING OF PERIOD                                                1,143               -                 -
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                               $               $      1,143    $            -
-------------------------------------------------------------------------------------------------------------------------


GOLDMAN SACHS VARIABLE INSURANCE TRUST - VIT GROWTH & INCOME SUB-ACCOUNT:
-------------------------------------------------------------------------

                                                                                          PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          -----------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $      1,093     $       315    $            -
   Realized gains (losses)                                                        (506)             80                 -
   Unrealized appreciation (depreciation) during the year                       (9,331)          3,211                 -
                                                                          -----------------------------------------------
   Net increase (decrease) in net assets from operations                        (8,744)          3,606                 -
                                                                          -----------------------------------------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                       17,145           8,896                 -
   Transfers between sub-accounts (including fixed assets), net                  2,586          56,183                 -
   Transfers for contract benefits and terminations                                  -               -                 -
   Contract maintenance charges                                                 (9,907)         (2,307)                -
                                                                          -----------------------------------------------
   Net increase in net assets from contract transactions                         9,824          62,772                 -
                                                                          -----------------------------------------------

TOTAL INCREASE IN NET ASSETS                                                     1,080          66,378                 -

NET ASSETS AT BEGINNING OF PERIOD                                               66,378               -                 -
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                               $     67,458     $    66,378    $            -
-------------------------------------------------------------------------------------------------------------------------

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

THE MONTGOMERY FUNDS III - EMERGING MARKETS SUB-ACCOUNT:
---------------------------------------------------------

                                                                                      PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          -----------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $         49    $          -    $            -
   Realized gains (losses)                                                        (131)             (8)                -
   Unrealized appreciation (depreciation) during the year                       (3,040)            632                 -
                                                                          -----------------------------------------------
   Net increase (decrease) in net assets from operations                        (3,122)            624                 -
                                                                          -----------------------------------------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                        5,535           5,402                 -
   Transfers between sub-accounts (including fixed assets), net                 19,037           4,953                 -
   Transfers for contract benefits and terminations                                  -               -                 -
   Contract maintenance charges                                                 (2,548)           (467)                -
                                                                          -----------------------------------------------
   Net increase in net assets from contract transactions                        22,024           9,888                 -
                                                                          -----------------------------------------------

TOTAL INCREASE IN NET ASSETS                                                    18,902          10,512                 -

NET ASSETS AT BEGINNING OF PERIOD                                               10,512               -                 -
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                               $     29,414    $     10,512    $            -
-------------------------------------------------------------------------------------------------------------------------


THE MONTGOMERY FUNDS III - GROWTH SUB-ACCOUNT:
----------------------------------------------

                                                                                          PERIODS ENDED DECEMBER 31
                                                                            ---------------------------------------------
                                                                                2002           2001            2000
                                                                            ---------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                             $          -    $      254    $            -
   Realized gains (losses)                                                        (1,307)          (12)                -
   Unrealized appreciation (depreciation) during the year                            460          (460)                -
                                                                            ---------------------------------------------
   Net increase (decrease) in net assets from operations                            (847)         (218)                -
                                                                            ---------------------------------------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                            724           432                 -
   Transfers between sub-accounts (including fixed assets), net                   (1,623)        2,328                 -
   Transfers for contract benefits and terminations                                    -             -                 -
   Contract maintenance charges                                                     (498)         (298)                -
                                                                            ---------------------------------------------
   Net increase (decrease) in net assets from contract transactions               (1,397)        2,462                 -
                                                                            ---------------------------------------------

TOTAL INCREASE IN NET ASSETS                                                      (2,244)        2,244                 -

NET ASSETS AT BEGINNING OF PERIOD                                                  2,244             -                 -
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                                 $          -    $    2,244    $            -
-------------------------------------------------------------------------------------------------------------------------

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

SELIGMAN PORTFOLIOS, INC. - COMMUNICATION & INFORMATION SUB-ACCOUNT:
--------------------------------------------------------------------

                                                                                      PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          -----------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $          -    $     30,067     $           4
   Realized gains (losses)                                                     (23,589)           (206)               (5)
   Unrealized appreciation (depreciation) during the year                     (122,945)        (22,487)             (130)
                                                                          -----------------------------------------------
   Net increase (decrease) in net assets from operations                      (146,534)          7,374              (131)
                                                                          -----------------------------------------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                      150,036         200,708             7,515
   Transfers between sub-accounts (including fixed assets), net                (11,641)        112,234               106
   Transfers for contract benefits and terminations                             (3,686)              -                 -
   Contract maintenance charges                                                (25,212)        (11,234)             (143)
                                                                          -----------------------------------------------
   Net increase in net assets from contract transactions                       109,497         301,708             7,478
                                                                          -----------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (37,037)        309,082             7,347

NET ASSETS AT BEGINNING OF PERIOD                                              316,429           7,347                 -
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                                $   279,392     $   316,429        $    7,347
-------------------------------------------------------------------------------------------------------------------------


SELIGMAN PORTFOLIOS, INC. - FRONTIER SUB-ACCOUNT:
-------------------------------------------------

                                                                                       PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          -----------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $          -      $      118      $          -
   Realized gains (losses)                                                        (147)             (2)                -
   Unrealized appreciation (depreciation) during the year                       (2,204)            (38)                -
                                                                          -----------------------------------------------
   Net increase (decrease) in net assets from operations                        (2,351)             78                 -
                                                                          -----------------------------------------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                        6,089           2,391                 -
   Transfers between sub-accounts (including fixed assets), net                  4,700              58                 -
   Transfers for contract benefits and terminations                                  -               -                 -
   Contract maintenance charges                                                   (941)            (93)                -
                                                                          -----------------------------------------------
   Net increase in net assets from contract transactions                         9,848           2,356                 -
                                                                          -----------------------------------------------

TOTAL INCREASE IN NET ASSETS                                                     7,497           2,434                 -

NET ASSETS AT BEGINNING OF PERIOD                                                2,434               -                 -
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                               $      9,931      $    2,434      $          -
-------------------------------------------------------------------------------------------------------------------------

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

SELIGMAN PORTFOLIOS, INC. - GLOBAL TECHNOLOGY SUB-ACCOUNT:
-----------------------------------------------------------

                                                                                       PERIODS ENDED DECEMBER 31
                                                                            ---------------------------------------------
                                                                                2002           2001            2000
                                                                            ---------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                             $          -  $       1,811   $            -
   Realized gains (losses)                                                        (1,253)         (401)                -
   Unrealized appreciation (depreciation) during the year                            579          (952)                -
                                                                            ---------------------------------------------
   Net increase (decrease) in net assets from operations                            (674)          458                 -
                                                                            ---------------------------------------------
CONTRACT TRANSACTIONS:
   Payments received from contract owners                                          1,811            10                 -
   Transfers between sub-accounts (including fixed assets), net                   (9,505)        9,995                 -
   Transfers for contract benefits and terminations                                    -             -                 -
   Contract maintenance charges                                                     (405)          (78)                -
                                                                            ---------------------------------------------
   Net increase (decrease) in net assets from contract transactions               (8,099)        9,927                 -
                                                                            ---------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                           (8,773)       10,385                 -

NET ASSETS AT BEGINNING OF PERIOD                                                 10,385             -                 -
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                                 $      1,612  $     10,385    $            -
-------------------------------------------------------------------------------------------------------------------------

SELIGMAN PORTFOLIOS, INC. - SMALL-CAP VALUE SUB-ACCOUNT:
--------------------------------------------------------

                                                                                       PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          -----------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $      4,776     $        70     $           -
   Realized gains (losses)                                                      (9,885)         (2,099)                -
   Unrealized appreciation (depreciation) during the year                      (46,818)          5,412                 -
                                                                          -----------------------------------------------
   Net increase (decrease) in net assets from operations                       (51,927)          3,383                 -
                                                                          -----------------------------------------------
CONTRACT TRANSACTIONS:
   Payments received from contract owners                                       91,637         236,514                 -
   Transfers between sub-accounts (including fixed assets), net                (27,738)         30,653                 -
   Transfers for contract benefits and terminations                                  -               -                 -
   Contract maintenance charges                                                (10,979)           (983)                -
                                                                          -----------------------------------------------
   Net increase in net assets from contract transactions                        52,920         266,184                 -
                                                                          -----------------------------------------------

TOTAL INCREASE IN NET ASSETS                                                       993         269,567                 -

NET ASSETS AT BEGINNING OF PERIOD                                              269,567               -                 -
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                                $   270,560     $   269,567     $           -
-------------------------------------------------------------------------------------------------------------------------

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

PROFUNDS - VP ULTRA SMALL-CAP SUB-ACCOUNT:
------------------------------------------

                                                                                       PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          -----------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $            -  $            -  $            -
   Realized gains (losses)                                                        (1,819)              -               -
   Unrealized appreciation (depreciation) during the year                              -               -               -
                                                                          -----------------------------------------------
   Net increase (decrease) in net assets from operations                          (1,819)              -               -
                                                                          -----------------------------------------------
CONTRACT TRANSACTIONS:
   Payments received from contract owners                                              -               -               -
   Transfers between sub-accounts (including fixed assets), net                    1,819               -               -
   Transfers for contract benefits and terminations                                    -               -               -
   Contract maintenance charges                                                        -               -               -
                                                                          -----------------------------------------------
   Net increase in net assets from contract transactions                           1,819               -               -
                                                                          -----------------------------------------------

TOTAL INCREASE IN NET ASSETS                                                           -               -               -

NET ASSETS AT BEGINNING OF PERIOD                                                      -               -               -
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                               $            -  $            -  $            -
-------------------------------------------------------------------------------------------------------------------------


PROFUNDS - VP MONEY MARKET SUB-ACCOUNT:
---------------------------------------

                                                                                       PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          -----------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $          600  $           -   $            -
   Realized gains (losses)                                                             -               -               -
   Unrealized appreciation (depreciation) during the year                              -               -               -
                                                                          -----------------------------------------------
   Net increase (decrease) in net assets from operations                             600               -               -
                                                                          -----------------------------------------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                      1,547,589               -               -
   Transfers between sub-accounts (including fixed assets), net                 (346,913)              -               -
   Transfers for contract benefits and terminations                                    -               -               -
   Contract maintenance charges                                                   (4,581)              -               -
                                                                          -----------------------------------------------
   Net increase in net assets from contract transactions                       1,196,095               -               -
                                                                          -----------------------------------------------

TOTAL INCREASE IN NET ASSETS                                                   1,196,695               -               -

NET ASSETS AT BEGINNING OF PERIOD                                                      -               -               -
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                                  $ 1,196,695  $            -  $            -
-------------------------------------------------------------------------------------------------------------------------

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

PROFUNDS - VP BULL PLUS SUB-ACCOUNT:
------------------------------------

                                                                                       PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          -----------------------------------------------
 INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $            -  $            -  $            -
   Realized gains (losses)                                                        (9,742)              -               -
   Unrealized appreciation (depreciation) during the year                            133               -               -
                                                                          -----------------------------------------------
   Net increase (decrease) in net assets from operations                          (9,609)              -               -
                                                                          -----------------------------------------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                          1,105               -               -
   Transfers between sub-accounts (including fixed assets), net                  112,424               -               -
   Transfers for contract benefits and terminations                                    -               -               -
   Contract maintenance charges                                                      (20)              -               -
                                                                          -----------------------------------------------
   Net increase in net assets from contract transactions                         113,509               -               -
                                                                          -----------------------------------------------

TOTAL INCREASE IN NET ASSETS                                                     103,900               -               -

NET ASSETS AT BEGINNING OF PERIOD                                                      -               -               -
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                                 $    103,900  $            -  $            -
-------------------------------------------------------------------------------------------------------------------------


PROFUNDS - VP BEAR SUB-ACCOUNT:
-------------------------------

                                                                                       PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          -----------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $          500  $            -  $            -
   Realized gains (losses)                                                       (21,017)              -               -
   Unrealized appreciation (depreciation) during the year                              -               -               -
                                                                          -----------------------------------------------
   Net increase (decrease) in net assets from operations                         (20,517)              -               -
                                                                          -----------------------------------------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                          1,197               -               -
   Transfers between sub-accounts (including fixed assets), net                   19,512               -               -
   Transfers for contract benefits and terminations                                    -               -               -
   Contract maintenance charges                                                     (192)              -               -
                                                                          -----------------------------------------------
   Net increase in net assets from contract transactions                          20,517               -               -
                                                                          -----------------------------------------------

TOTAL INCREASE IN NET ASSETS                                                           -               -               -

NET ASSETS AT BEGINNING OF PERIOD                                                      -               -               -
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                               $               $               $            -
-------------------------------------------------------------------------------------------------------------------------

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

PROFUNDS - VP ULTRA MID-CAP SUB-ACCOUNT:
-----------------------------------------

                                                                                        PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          -----------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $            -  $            -  $            -
   Realized gains (losses)                                                        (6,413)              -               -
   Unrealized appreciation (depreciation) during the year                            469               -               -
                                                                          -----------------------------------------------
   Net increase (decrease) in net assets from operations                          (5,944)              -               -
                                                                          -----------------------------------------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                              2               -               -
   Transfers between sub-accounts (including fixed assets), net                   95,039               -               -
   Transfers for contract benefits and terminations                                    -               -               -
   Contract maintenance charges                                                      (38)              -               -
                                                                          -----------------------------------------------
   Net increase in net assets from contract transactions                          95,003               -               -
                                                                          -----------------------------------------------

TOTAL INCREASE IN NET ASSETS                                                      89,059               -               -

NET ASSETS AT BEGINNING OF PERIOD                                                      -               -               -
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                                $      89,059  $            -  $            -
-------------------------------------------------------------------------------------------------------------------------

PROFUNDS - VP SHORT SMALL-CAP SUB-ACCOUNT:
------------------------------------------

                                                                                        PERIODS ENDED DECEMBER 31
                                                                          -----------------------------------------------
                                                                               2002            2001            2000
                                                                          -----------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
   Net investment income (loss)                                           $            -  $            -  $            -
   Realized gains (losses)                                                         2,763               -               -
   Unrealized appreciation (depreciation) during the year                              -               -               -
                                                                          -----------------------------------------------
   Net increase (decrease) in net assets from operations                           2,763               -               -
                                                                          -----------------------------------------------

CONTRACT TRANSACTIONS:
   Payments received from contract owners                                              -               -               -
   Transfers between sub-accounts (including fixed assets), net                   (2,763)              -               -
   Transfers for contract benefits and terminations                                    -               -               -
   Contract maintenance charges                                                        -               -               -
                                                                          -----------------------------------------------
   Net increase in net assets from contract transactions                          (2,763)              -               -
                                                                          -----------------------------------------------

TOTAL INCREASE IN NET ASSETS                                                           -               -               -

NET ASSETS AT BEGINNING OF PERIOD                                                      -               -               -
------------------------------------------------------------------------- --------------- --------------- ---------------
NET ASSETS AT END OF PERIOD                                               $            -  $            -  $            -
------------------------------------------------------------------------- --------------- --------------- ---------------

See accompanying Notes.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2002


1.  ORGANIZATION

Canada Life of America Variable Life Account 1 ("the Variable Account") was initially established on July 22, 1988 as a Separate Account of Canada Life Insurance Company of America ("CLICA" or the "Company"). The Variable Account became operational during 2000 and supports the Canada Life Prestige Series Variable Universal Life ("Prestige VUL") policies issued by CLICA. The Variable Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended.

The assets of the Variable Account are the property of CLICA. The portion of the Variable Account assets applicable to the policies will not be charged with liabilities arising out of any other business CLICA may conduct.

As of December 31, 2002 the Variable Account consisted of thirty-two investment sub-accounts available to the policyholders each of which invests in an independently managed mutual fund portfolio ("fund"). The funds and the dates of initial investment (inception) and termination, if applicable, are as follows:


THE ALGER AMERICAN FUND:
     Small Capitalization (initial investment - February 2001)
     Growth (initial investment - December 2000)
     MidCap Growth (initial investment - December 2000)
     Leveraged AllCap (initial investment - December 2000)

BERGER INSTITUTIONAL PRODUCTS TRUST:
     IPT International (initial investment - December 2000)
     IPT Small Company Growth (initial investment - December 2000)

DREYFUS VARIABLE INVESTMENT FUND:
     Growth & Income (initial investment - December 2000)
     Appreciation (initial investment - January 2001)
     Socially Responsible Growth (initial investment - December 2000)

FIDELITY VARIABLE INSURANCE PRODUCTS FUND:
     VIP Growth (initial investment - December 2000)
     VIP Money Market (initial investment - November 2000)
     VIP High Income (initial investment - April 2001)
     VIP Overseas (initial investment - January 2001)

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002


1.  ORGANIZATION (CONTINUED)

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II:
     VIP II Asset Manager (initial investment - November 2000)
     VIP II Contrafund (initial investment - December 2000)
     VIP II Index 500 (initial investment - December 2000)
     VIP II Investment Grade Bond (initial investment - January 2001)

FIDELITY VARIABLE INSURANCE PRODUCTS FUND III:
     VIP III Growth Opportunities (initial investment - March 2001)

GOLDMAN SACHS VARIABLE INSURANCE TRUST:
     VIT Capital Growth (initial investment - March 2001)
     VIT Core U.S. Equity (initial investment - March 2001)
     VIT Global Income (initial investment - April 2001; investment terminated - October 2002)
     VIT Growth & Income (initial investment - March 2001)

THE MONTGOMERY FUNDS III:
     Emerging Markets (initial investment - March 2001)
     Growth (initial investment - March 2001; investment terminated - April
     2002)

SELIGMAN PORTFOLIOS, INC.:
     Communications and Information (initial investment - December 2000) Frontier (initial investment - May 2001)
     Global Technology (initial investment - October 2001)
     Small-Cap Value (initial investment - May 2001)

PROFUNDS:
     VP Ultra Small-Cap (initial investment - September 2002) VP Money Market (initial investment - September 2002)
     VP Bull Plus (initial investment - \September 2002)
     VP Bear (initial investment - September 2002)
     VP Ultra Mid-Cap (initial investment - September 2002) VP Short Small-Cap (initial investment - December 2002)

The Prestige VUL policies allow the policyholders to specify the allocation of their net premiums to the various funds. They can also transfer their account values among the funds. The Prestige VUL product also provides the policyholders the option to allocate their net premiums, or to transfer their account values to a Fixed Account in the Company's General Account, which guarantees principal and a rate of interest to the policyholder.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002


2.  SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

Investments in shares of the funds are valued at the reported net asset values of the respective portfolios. Realized gains and losses are computed on the basis of average cost. The difference between cost and current market value of investments owned is recorded as an unrealized gain or loss on investments.

DIVIDENDS

Dividends and capital gain distributions are recorded on the ex-dividend date and reflect the dividends declared by the funds from their accumulated net investment income and net realized investment gains. Dividends in the Fidelity VIP Money Market and ProFund VP Money Market sub-accounts are declared daily and paid monthly. Dividends in all other Sub-accounts are declared and paid annually. Dividends paid to the Variable Account are reinvested in additional shares of the respective Sub-accounts at the net asset value per share.

POLICY DEDUCTIONS

The Prestige VUL policies provide for certain deductions for sales and tax loads from premium payments received from the policyholders. These deductions are taken by the Company prior to the purchase of fund shares. In addition, surrender charges and taxes are deducted from amounts paid to policyholders. Such deductions are taken after the redemption of sub-account units in the Separate Account.

POLICY LOANS

The Prestige VUL policies allow the policyholders to borrow against their policies by using them as collateral for a loan. At the time of borrowing against the policies, an amount equal to the loan amount is transferred from the Variable Account sub-accounts to the Fixed Account in the Company's General Account to secure the loan. As payments are made on the policy loan, amounts are transferred back from the Fixed Account to the Variable Account. Interest is credited to the balance in the Fixed Account at a fixed rate. The Fixed Account is not variable in nature and is not included in these Separate Account statements.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002


2.       SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FEDERAL INCOME TAXES

The Variable Account is not taxed separately because the operations of the Variable Account will be included in the federal income tax return of the Company, which is taxed as a "life insurance company" under the provisions of the Internal Revenue Code.

OTHER

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002


3.       PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2002, were as follows:

                                                                  PURCHASES                SALES
                                                            ---------------------- ----------------------
THE ALGER AMERICAN FUND
Small Capitalization                                        $       32,371         $        5,605
Growth                                                             101,204                 36,897
MidCap Growth                                                      304,127                 57,554
Leveraged AllCap                                                   143,972                 28,626
BERGER INSTITUTIONAL PRODUCTS TRUST
IPT International                                                  127,045                 26,292
IPT Small Company Growth                                            42,664                  9,621
DREYFUS VARIABLE INVESTMENT FUND
Growth & Income                                                    140,359                 47,143
Appreciation                                                        29,094                 14,709
Socially Responsible Growth                                         18,339                 60,292
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
VIP Growth                                                         109,737                 42,797
VIP Money Market                                                 1,280,520                930,941
VIP High Income                                                     11,237                  5,909
VIP Overseas                                                        82,323                 13,531
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
VIP II Asset Manager                                               122,676                 38,397
VIP II Contrafund                                                   98,682                 18,196
VIP II Index 500                                                   760,998                274,900
VIP II Investment Grade Bond                                       191,264                124,029
FIDELITY VARIABLE INSURANCE PRODUCTS FUND III
VIP III Growth Opportunities                                        17,167                  5,777
GOLDMAN SACHS VARIABLE INSURANCE TRUST
VIT Capital Growth                                                  13,250                  4,479
VIT Core U.S. Equity                                               112,413                 23,429
VIT Global Income                                                    1,963                  3,126
VIT Growth & Income                                                 27,238                 16,826
THE MONTGOMERY FUNDS III
Emerging Markets                                                    34,645                 12,703
Growth                                                               6,712                  9,417
SELIGMAN PORTFOLIOS, INC.
Communications & Information                                       205,713                119,805
Frontier                                                            10,985                  1,284
Global Technology                                                    2,044                 11,396
Small-Cap Value                                                    253,446                205,635

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002


3.       PURCHASES AND SALES OF INVESTMENTS (CONTINUED)




                                                                  PURCHASES                SALES
                                                            ---------------------- ----------------------
PROFUNDS
VP Ultra Small-Cap                                          $        155,523       $         155,523
VP Money Market                                                    5,184,678               3,987,983
VP Bull Plus                                                       1,178,863               1,075,097
VP Bear                                                            3,615,017               3,615,017
VP Ultra Mid-Cap                                                     551,463                 462,873
VP Short Small-Cap                                                   179,348                 179,348
                                                            ----------------       -----------------
                                                            $     15,147,080       $      11,625,157
                                                            ================       =================



4.  EXPENSES AND RELATED PARTY TRANSACTIONS

CLICA assumes mortality and expense risks related to the operations of the Variable Account and deducts a charge at each monthly processing date equal to an annual rate of .35% of the net asset value of each sub-account for the first 10 policy years and .10% thereafter. A cost of insurance charge based on the age and underwriting class of each policyholder is deducted at each monthly processing date to cover the cost of insurance protection under the policy. In addition, expense charges and administration fees are deducted at each monthly processing date to reimburse CLICA for underwriting, acquisition and policy maintenance costs. These items are collectively referred to as "contract maintenance charges" in the accompanying statements of changes in net assets.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002

5. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the periods ended December 31, 2002 and 2001 were as follows:

                                                         THE ALGER AMERICAN FUND
                            Small Capitalization                 Growth                     MidCap Growth
                                 Sub-Account                   Sub-Account                   Sub-Account
                                 -----------                   -----------                   -----------
                             2002          2001            2002          2001            2002          2001
                             ----          ----            ----          ----            ----          ----
Units Issued                      933          284            1,721        2,393            7,752        7,834
Units Redeemed                   (115)         (15)            (521)        (230)          (1,130)        (286)
                         ----------------------------  ----------------------------  ----------------------------

Net Increase                      818          269            1,200        2,163            6,622        7,548
                         ============================  ============================  ============================

                           THE ALGER AMERICAN FUND
                                 (CONTINUED)                      BERGER INSTITUTIONAL PRODUCTS TRUST
                         Leveraged AllCap                  IPT International          IPT Small Company Growth
                                                                            -                           ------
                                 Sub-Account                   Sub-Account                   Sub-Account
                                 -----------                   -----------                   -----------
                             2002          2001            2002          2001            2002          2001
                             ----          ----            ----          ----            ----          ----
Units Issued                    4,005        5,874           10,812       22,879            4,339          956
Units Redeemed                   (631)      (1,122)          (1,834)        (200)            (767)        (199)
                         ----------------------------  ----------------------------  ----------------------------

Net Increase                    3,374        4,752            8,978       22,679            3,572          757
                         ============================  ============================  ============================

                                                    DREYFUS VARIABLE INVESTMENT FUND
                               Growth & Income                Appreciation              Socially Responsible
                                 Sub-Account                   Sub-Account               Growth Sub-Account
                                 -----------                   -----------               ------------------
                             2002          2001            2002          2001            2002          2001
                             ----          ----            ----          ----            ----          ----
Units Issued                    5,318        6,804              734        2,081              535        2,274
Units Redeemed                 (1,705)        (414)            (345)        (205)          (1,682)        (196)
                         ----------------------------  ----------------------------  ----------------------------

Net Increase (Decrease)         3,613        6,390              389        1,876           (1,147)       2,078
                         ============================  ============================  ============================

                                                FIDELITY VARIABLE INSURANCE PRODUCTS FUND
                                 VIP Growth                 VIP Money Market               VIP High Income
                                 Sub-Account                   Sub-Account                   Sub-Account
                                 -----------                   -----------                   -----------
                             2002          2001            2002          2001            2002          2001
                             ----          ----            ----          ----            ----          ----
Units Issued                    1,852        1,738          248,236      312,585              368          333
Units Redeemed                   (607)        (187)        (151,498)    (269,565)            (191)         (21)
                         ----------------------------  ----------------------------  ----------------------------

Net Increase                    1,245        1,551           96,738       43,020              177          312
                         ============================  ============================  ============================

                                VIP Overseas
                                 Sub-Account
                             2002          2001
                             ----          ----
Units Issued                    3,409        1,523
Units Redeemed                   (308)         (51)
                         ----------------------------

Net Increase                    3,101        1,472
                         ============================


                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002


5. CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                              FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
                            VIP II Asset Manager            VIP II Contrafund             VIP II Index 500
                                 Sub-Account                   Sub-Account                   Sub-Account
                                 -----------                   -----------                   -----------
                             2002          2001            2002          2001            2002          2001
                             ----          ----            ----          ----            ----          ----
Units Issued                    3,195        6,390            3,392          613            5,190        2,461
Units Redeemed                   (674)        (214)            (406)         (67)          (1,474)        (155)
                         ----------------------------  ----------------------------  ----------------------------

Net Increase                    2,521        6,176            2,986          546            3,716        2,306
                         ============================  ============================  ============================

                         FIDELITY  VARIABLE   INSURANCE                            FIDELITY VARIABLE INSURANCE
                         PRODUCTS FUND II (CONTINUED)                                   PRODUCTS FUND III
                         VIP II Investment Grade                                           VIP III Growth
                              Bond Sub-Account                                        Opportunities Sub-Account
                              ----------------                                        -------------------------
                             2002          2001                                          2002          2001
                             ----          ----                                          ----          ----
Units Issued                    3,449       12,488                                          1,070        1,171
Units Redeemed                 (1,548)        (327)                                          (297)         (62)
                         ----------------------------                                ----------------------------

Net Increase                    1,901       12,161                                            773        1,109
                         ============================                                ============================

                                                 GOLDMAN SACHS VARIABLE INSURANCE TRUST
                             VIT Capital Growth           VIT Core U.S. Equity            VIT Global Income
                                 Sub-Account                   Sub-Account                   Sub-Account
                                 -----------                   -----------                   -----------
                             2002          2001            2002          2001            2002          2001
                             ----          ----            ----          ----            ----          ----
Units Issued                    1,331          567            9,277       22,789              162          123
Units Redeemed                   (336)         (45)          (1,320)        (196)            (255)         (30)
                         ----------------------------  ----------------------------  ----------------------------

Net Increase (Decrease)           995          522            7,957       22,593              (93)          93
                         ============================  ============================  ============================

                             GOLDMAN SACHS VARIABLE
                          INSURANCE TRUST (CONTINUED)                  THE MONTGOMERY FUNDS III
                             VIT Growth & Income            Emerging Markets                   Growth
                                 Sub-Account                   Sub-Account                   Sub-Account
                                 -----------                   -----------                   -----------
                             2002          2001            2002          2001            2002          2001
                             ----          ----            ----          ----            ----          ----
Units Issued                    2,308        7,158            3,642        1,515               64          172
Units Redeemed                 (1,297)        (246)            (607)         (68)            (216)         (20)
                         ----------------------------  ----------------------------  ----------------------------

Net Increase (Decrease)         1,011        6,912            3,035        1,447             (152)         152
                         ============================  ============================  ============================

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002


5.  CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                        SELIGMAN PORTFOLIOS, INC.
                              Communications &                  Frontier                  Global Technology
                           Information Sub-Account             Sub-Account                   Sub-Account
                           -----------------------             -----------                   -----------
                             2002          2001            2002          2001            2002          2001
                             ----          ----            ----          ----            ----          ----
Units Issued                    5,196       10,064              675          139              137          643
Units Redeemed                 (1,411)        (370)             (63)          (5)            (630)         (5)
                         ----------------------------  ----------------------------  ----------------------------

Net Increase (Decrease)         3,785        9,694              612          134             (493)        638
                         ============================  ============================  ============================



                               Small-Cap Value
                                 Sub-Account
                             2002          2001
                             ----          ----
Units Issued                    6,968       20,705
Units Redeemed                 (3,088)         (78)
                         ----------------------------

Net Increase                    3,880       20,627
                         ============================


                                                                PROFUNDS
                            VP Ultra Small- Cap              VP Money Market                VP Bull Plus
                                Sub-Account                    Sub-Account                   Sub-Account
                                -----------                    -----------                   -----------
                             2002          2001            2002          2001            2002          2001
                             ----          ----            ----          ----            ----          ----
Units Issued                  10,225        -                4,504,812      -              66,295       -
Units Redeemed               (10,225)       -                3,311,594      -             (59,134)      -
                        -----------------------------  ----------------------------  ----------------------------

Net Increase                  -             -                1,193,218      -               7,161       -
                        =============================  ============================  ============================


                                  VP Bear                   VP Ultra Mid-Cap             VP Short Small-Cap
                                Sub-Account                    Sub-Account                   Sub-Account
                                -----------                    -----------                   -----------
                             2002          2001            2002          2001            2002          2001
                             ----          ----            ----          ----            ----          ----
Units Issued                  69,838        -                93,977       -                 6,199       -
Units Redeemed               (69,838)       -               (78,552)      -                (6,199)      -
                        -----------------------------  ----------------------------  ----------------------------

Net Increase                  -             -                15,425       -                -            -
                        =============================  ============================  ============================

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002
6. UNIT VALUES

A summary of unit values and units outstanding for variable annuity contracts and the expense ratios, excluding expenses of the underlying funds, for each of the periods ended December 31, 2002, 2001 and 2000, follows:


                                                           Net Assets
                                               ------------------------------------
                                 Units                                                   Total
                              Outstanding            Unit Value       (000s)            Return
                              -----------            ----------    -----------          -------
THE ALGER AMERICAN FUND
Small Capitalization
--------------------
2002                              1,087               $  31.64     $        34          -26.18%
2001*                               269                  42.86              12          -25.16%

Growth
------
2002                              3,518               $  48.96      $      172          -33.00%
2001                              2,318                  73.07             169          -11.80%
2000*                               156                  82.85              13            0.40%

MidCap Growth
-------------
2002                             14,358               $  31.22       $     448          -29.54%
2001                              7,736                  44.31             343           -6.52%
2000*                               189                  47.40               9            6.72%

Leveraged AllCap
----------------
2002                              8,291               $  27.32       $     227          -33.91%
2001                              4,917                  41.34             203          -15.92%
2000*                               165                  49.17               8           -0.87%

BERGER INSTITUTIONAL PRODUCTS TRUST
IPT International
-----------------
2002                             31,870               $   8.41       $     268          -21.33%
2001                             22,892                  10.69             245          -20.22%
2000*                               213                  13.40               3            2.49%

IPT Small Company Growth
------------------------
2002                              4,418               $   7.42        $     33          -49.25%
2001                                846                  14.62              12          -33.48%
2000*                                89                  21.98               2            5.33%



* The initial investment in this sub-account occurred during this period. Results not annualized.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002

6. UNIT VALUES (CONTINUED)

                                                           Net Assets
                                               ------------------------------------
                                 Units                                                   Total
                              Outstanding            Unit Value       (000s)            Return
                              -----------            ----------    -----------          -------
DREYFUS VARIABLE INVESTMENT FUND
Growth & Income
---------------
2002                             10,119               $  23.24       $     235          -25.35%
2001                              6,505                  31.13             203           -5.84%
2000*                               115                  33.06               4            3.55%

Appreciation
------------
2002                              2,265               $  32.10       $      73          -16.73%
2001*                             1,876                  38.55              72           -7.31%

Socially Responsible Growth
---------------------------
2002                                931               $  22.97       $      21          -28.95%
2001                              2,079                  32.33              67          -22.58%
2000*                                 1                  41.76               -           -0.35%

FIDELITY VARIABLE INSURANCE PRODUCTS FUND
VIP Growth
----------
2002                              2,876               $  47.23       $     136          -30.13%
2001                              1,630                  67.60             110          -17.62%
2000*                                79                  82.06               6           -0.32%

VIP Money Market
----------------
2002                            165,574               $   3.57       $     591            1.71%
2001                             68,836                   3.51             242            4.15%
2000*                            25,816                   3.37              87            0.98%

VIP High Income
---------------
2002                                489               $  29.60       $      14            3.50%
2001*                               312                  28.60               9          -11.70%

VIP Overseas
------------
2002                              4,573               $  19.32       $      88          -20.30%
2001*                             1,472                  24.24              36          -22.23%


* The initial investment in this sub-account occurred during this period. Results not annualized.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002

6. UNIT VALUES (CONTINUED)

                                                           Net Assets
                                               ------------------------------------
                                 Units                                                   Total
                              Outstanding            Unit Value       (000s)            Return
                              -----------            ----------    -----------          -------
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
VIP  II Asset Manager
---------------------
2002                              8,731               $  28.79       $     251           -8.72%
2001                              6,210                  31.54             196           -4.08%
2000*                                34                  32.88               1           -2.45%

VIP  II Contrafund
------------------
2002                              3,533               $  25.16       $      89           -9.33%
2001                                547                  27.75              15          -12.24%
2000*                                 1                  31.62               -            3.11%

VIP  II Index 500
-----------------
2002                              6,032              $  120.18       $     725          -22.25%
2001                              2,316                 154.58             358          -12.10%
2000*                                11                 175.86               2            0.47%

VIP  II Investment Grade Bond
-----------------------------
2002                             14,063               $  29.54       $     415           10.35%
2001*                            12,161                  26.77             326            7.94%

FIDELITY VARIABLE INSURANCE PRODUCTS FUND III
VIP III Growth Opportunities
----------------------------
2002                              1,882               $  14.68       $      28          -21.87%
2001*                             1,109                  18.79              21           -5.67%

GOLDMAN SACHS VARIABLE
INSURANCE TRUST
VIT Capital Growth
------------------
2002                              1,517               $   8.58       $      13          -24.34%
2001*                               522                  11.34               6           -8.60%


* The initial investment in this sub-account occurred during this period. Results not annualized.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002

6. UNIT VALUES (CONTINUED)

                                                           Net Assets
                                               ------------------------------------
                                 Units                                                   Total
                              Outstanding            Unit Value       (000s)            Return
                              -----------            ----------    -----------          -------
GOLDMAN SACHS VARIABLE INSURANCE TRUST
(CONTINUED)
VIT Core U.S. Equity
--------------------
2002                             30,550               $   8.86       $     271            -21.87%
2001*                            22,593                  11.34             256             -6.24%

VIT Global Income
-----------------
2002                                  -               $      -       $       -           -100.00%
2001*                                93                  12.29               1             -2.04%

VIT Growth & Income
-------------------
2002                              7,923               $   8.51       $      67            -11.35%
2001*                             6,912                   9.60              66             -3.71%

THE MONTGOMERY FUNDS III
Emerging Markets
----------------
2002                              4,482               $   6.56       $      29             -9.64%
2001*                             1,447                   7.26              11             -7.87%

Growth
------
2002                                  -               $      -       $       -           -100.00%
2001*                               152                  14.76               2            -11.66%

SELIGMAN PORTFOLIOS, INC.
Communications & Information
----------------------------
2002                             13,722               $  20.36       $     279            -36.06%
2001                              9,937                  31.84             316              5.33%
2000*                               243                  30.23               7             -0.94%

Frontier
--------
2002                                746               $  13.31       $      10            -26.71%
2001*                               134                  18.16               2              1.18%

Global Technology
-----------------
2002                                145               $  11.12       $       2            -31.70%
2001*                               638                  16.28              10             11.71%

Small-Cap Value
---------------
2002                             24,507               $  11.04       $     271            -15.53%
2001*                            20,627                  13.07             270             11.90%

* The initial investment in this sub-account occurred during this period. Results not annualized.

                 CANADA LIFE OF AMERICA VARIABLE LIFE ACCOUNT 1

                                DECEMBER 31, 2002

6. UNIT VALUES (CONTINUED)

                                                           Net Assets
                                               ------------------------------------
                                 Units                                                   Total
                              Outstanding            Unit Value       (000s)            Return
                              -----------            ----------    -----------          -------
PROFUNDS
VP Ultra Small-Cap
------------------
2002*                                 -               $  14.87       $        -             3.55%

VP Money Market
---------------
2002*                         1,193,218               $   1.00       $    1,197             0.00%

VP Bull Plus
------------
2002*                             7,161               $  14.51       $      104             2.98%

VP Bear
-------
2002*                                 -               $  42.37       $        -            -5.17%

VP Ultra Mid-Cap
----------------
2002*                            15,425               $   5.77       $       89             0.17%

VP Short Small-Cap
------------------
2002*                                 -               $  28.74       $        -             0.38%



* The initial investment in this sub-account occurred during this period. Results not annualized.

AUDITED FINANCIAL STATEMENTS - STATUTORY BASIS
Canada Life Insurance Company of America
For the Years Ended December 31, 2002 and 2001 with Report of Independent Auditors

                    CANADA LIFE INSURANCE COMPANY OF AMERICA

                         STATUTORY FINANCIAL STATEMENTS

                                DECEMBER 31, 2002





                                    CONTENTS



Report of Independent Auditors ............................................... 1
Statutory Balance Sheets...................................................... 2
Statutory Statements of Operations ........................................... 3
Statutory Statements of Capital and Surplus................................... 4
Statutory Statements of Cash Flows............................................ 5
Notes to Statutory Financial Statements....................................... 6

                         REPORT OF INDEPENDENT AUDITORS


Board of Directors
Canada Life Insurance Company of America


We have audited the accompanying statutory balance sheets of CANADA LIFE INSURANCE COMPANY OF AMERICA as of December 31, 2002 and 2001, and the related statutory statements of operations, capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note B to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Michigan Insurance Department, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States are described in Note B. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.


In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Canada Life Insurance Company of America at December 31, 2002 and 2001, or the results of its operations or its cash flows for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Canada Life Insurance Company of America at December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Michigan Insurance Department.


As discussed in Note B to the financial statements, in 2001, Canada Life Insurance Company of America changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Michigan Insurance Department.



                                                /s/ Ernst & Young LLP


Atlanta, Georgia
March 21, 2003

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                            STATUTORY BALANCE SHEETS
                   [in thousands of dollars except share data]



AT DECEMBER 31                                                                               2002              2001
----------------------------------------------------------------------------------------------------------------------
ADMITTED ASSETS
INVESTMENTS [note C]
  Bonds                                                                                    $1,461,630       $1,465,356
  Mortgage loans                                                                              901,917          919,350
  Common and preferred stocks, including subsidiaries                                          11,607           15,202
  Real estate                                                                                   1,600            1,600
  Short-term investments                                                                       20,695            5,800
  Policy loans                                                                                    342              289
  Cash                                                                                            523            1,390
  Receivable for securities                                                                       668              397
  Other invested assets                                                                         5,939            6,447
----------------------------------------------------------------------------------------------------------------------
TOTAL CASH AND INVESTMENTS                                                                  2,404,921        2,415,831
  Investment income due and accrued                                                            30,412           30,917
  Reinsurance balances  [note F]                                                                  180               --
  Federal income tax recoverable and interest thereon (including $1,078 and
  $1,711 net deferred tax assets at December 31, 2002 and 2001
   respectively) [note E]                                                                       5,723            1,711
  Assets held in Separate Accounts [note H]                                                   432,935          503,097
----------------------------------------------------------------------------------------------------------------------
TOTAL ADMITTED ASSETS                                                                      $2,874,171       $2,951,556
======================================================================================================================


LIABILITIES AND CAPITAL AND SURPLUS
LIABILITIES
POLICY LIABILITIES
  Life and annuity reserves  [note I]                                                      $1,747,055       $1,751,072
  Liability for deposit-type contracts  [note I]                                              501,631          484,988
  Other policy and contract liabilities                                                         1,270              610
----------------------------------------------------------------------------------------------------------------------
TOTAL POLICY LIABILITIES                                                                    2,249,956        2,236,670
  Interest maintenance reserve                                                                 25,092           23,349
  Amounts owing to parent and affiliates [note G]                                               4,854            3,999
  Reinsurance balances [note F]                                                                 2,814           10,309
  Miscellaneous liabilities                                                                     5,707            7,720
  Asset valuation reserve                                                                      27,025           20,456
  Transfers to Separate Accounts due or accrued (net) [note H]                                (11,081)         (11,311)
  Liabilities from Separate Accounts  [note H]                                                432,935          503,097
----------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                           2,737,302        2,794,289
----------------------------------------------------------------------------------------------------------------------
CAPITAL AND SURPLUS [note J]
  Common stock - $10.00 par value, authorized - 25,000,000
    Shares; issued and outstanding - 500,000 shares                                             5,000            5,000
  Redeemable preferred stock - $10.00 par value, authorized -
     25,000,000 shares; issued and outstanding -  0 shares in 2002 and 2,720,000 in
    2001                                                                                           --           27,200
  Paid-in surplus                                                                              76,000           76,000
  Accumulated surplus                                                                          55,869           49,067
----------------------------------------------------------------------------------------------------------------------
TOTAL CAPITAL AND SURPLUS                                                                     136,869          157,267
----------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND CAPITAL AND SURPLUS                                                  $2,874,171       $2,951,556
======================================================================================================================



See accompanying Notes.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                       STATUTORY STATEMENTS OF OPERATIONS
                            [in thousands of dollars]



YEARS ENDED DECEMBER 31                                                         2002           2001
--------------------------------------------------------------------------------------------------------
REVENUES
   Premiums for insurance and annuity considerations [note F]                   $302,242        $342,895
   Net investment income [note C]                                                197,300         188,908
   Other income                                                                    9,288           7,513
--------------------------------------------------------------------------------------------------------
TOTAL REVENUES                                                                   508,830         539,316
--------------------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES
BENEFITS PAID OR PROVIDED TO POLICYHOLDERS
   Annuity                                                                       391,490         289,676
   Life                                                                               20              --
   Interest and adjustments on policy or deposit-type contract funds              27,646          31,589
   (Decrease) increase in actuarial reserves                                      (4,017)        163,068
--------------------------------------------------------------------------------------------------------
TOTAL BENEFITS PAID OR PROVIDED TO POLICYHOLDERS                                 415,139         484,333
   Commissions and expense allowances on reinsurance assumed                      13,607          13,673
   Commissions                                                                     5,332           5,241
   General insurance expenses                                                     12,625          11,641
   Taxes, licenses and fees                                                          657             457
   Other expense                                                                     878           1,370
   Transfers to (from) Separate Accounts  [note H]                                40,587          (1,209)
--------------------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                                      488,825         515,506
--------------------------------------------------------------------------------------------------------

   Gain from operations before federal income taxes and
     net realized capital losses                                                  20,005          23,810
   Federal income taxes (excluding capital gains tax) [note E]                     2,812           8,464
--------------------------------------------------------------------------------------------------------

   Gain from operations before
     net realized capital losses                                                  17,193          15,346
   Net realized capital losses [note C]                                          (11,641)         (4,915)
--------------------------------------------------------------------------------------------------------

NET INCOME                                                                      $  5,552        $ 10,431
========================================================================================================


See accompanying Notes.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                   STATUTORY STATEMENTS OF CAPITAL AND SURPLUS
                            [in thousands of dollars]




YEARS ENDED DECEMBER 31                                                        2002            2001
---------------------------------------------------------------------------------------------------

COMMON STOCK AT BEGINNING AND END OF YEAR                                    $  5,000      $  5,000

REDEEMABLE PREFERRED STOCK AT BEGINNING  OF YEAR                               27,200        41,000
   Redemption of preferred stock                                              (27,200)      (13,800)
                                                                             ----------------------
REDEEMABLE PREFERRED STOCK AT END OF YEAR                                          --        27,200
                                                                             ----------------------

PAID-IN SURPLUS AT BEGINNING AND END OF YEAR                                   76,000        76,000

ACCUMULATED SURPLUS AT BEGINNING OF YEAR                                       49,067        24,392
   Net income                                                                   5,552        10,431
   Change in surplus on account of:
    Net unrealized capital gains (losses)                                       5,791        (8,831)
    Actuarial valuation basis                                                      --        11,100
    Asset valuation reserve                                                    (6,569)        7,726
    Adjustment for loss in currency exchange                                       --            (6)
    Net deferred tax                                                           (2,627)        3,244
    Cumulative effect of changes in accounting principles                          --         4,001
    Nonadmitted assets                                                          4,655        (2,990)
---------------------------------------------------------------------------------------------------
ACCUMULATED SURPLUS AT END OF YEAR                                             55,869        49,067
---------------------------------------------------------------------------------------------------

TOTAL CAPITAL AND SURPLUS                                                    $ 136,869     $157,267
===================================================================================================

See accompanying Notes.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                       STATUTORY STATEMENTS OF CASH FLOWS
                            [in thousands of dollars]




YEARS ENDED DECEMBER 31                                                         2002           2001
------------------------------------------------------------------------------------------------------

OPERATING ACTIVITIES
   Premiums, policy proceeds, and other considerations                        $ 302,242      $ 342,895
   Net investment income received                                               187,068        177,817
   Benefits paid                                                               (402,034)      (289,314)
   Insurance expenses paid                                                      (32,454)       (30,361)
   Federal income taxes paid                                                    (10,675)        (6,292)
   Other income                                                                   9,288          7,513
   Other disbursements                                                             (878)        (3,210)
   Net transfers from Separate Accounts                                         (40,357)         1,551
------------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATIONS                                                  12,200        200,599

INVESTING  ACTIVITIES
   Proceeds from sales, maturities, or
     repayments of investments:
    Bonds                                                                       418,777        384,704
    Mortgage loans and real estate                                               91,939         81,826
    Equity and other investments                                                    397            913
   Cost of investments acquired:
    Bonds                                                                      (403,462)      (526,918)
    Mortgage loans and real estate                                              (73,219)      (113,211)
    Equity and other investments                                                 (1,018)        (1,060)
   Change in policy loans                                                           (53)          (289)
   Taxes paid on capital gains and losses                                         2,153            247
------------------------------------------------------------------------------------------------------
NET CASH PROVIDED (USED) BY INVESTMENTS                                          35,514       (173,788)

FINANCING  AND MISCELLANEOUS ACTIVITIES
   Redemption of redeemable preferred stock                                     (27,200)       (13,800)
   Other uses                                                                    (6,486)       (27,665)
------------------------------------------------------------------------------------------------------
NET CASH USED BY FINANCING AND MISCELLANEOUS                                    (33,686)       (41,465)

------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH  AND SHORT-TERM INVESTMENTS                      14,028        (14,654)

CASH AND SHORT-TERM INVESTMENTS - BEGINNING OF YEAR                               7,190         21,844
------------------------------------------------------------------------------------------------------
CASH AND SHORT-TERM INVESTMENTS - END OF YEAR                                 $  21,218      $   7,190
======================================================================================================


See accompanying Notes.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                DECEMBER 31, 2002


NOTE A

Nature of Operations. Canada Life Insurance Company of America (CLICA or the Company) was incorporated on April 12, 1988 in the State of Michigan and is a wholly-owned subsidiary of The Canada Life Assurance Company (CLA), a stock life and accident and health insurance company. The Company's business consists primarily of group and individual annuity policies assumed from CLA. The Company's direct business consists of individual variable annuity and institutional investment products. The Company is licensed to sell its products in 49 states and the District of Columbia; however, its primary markets are California, Illinois, Arkansas, Missouri and Georgia. The Company's variable annuity products are sold by agents who are licensed and registered representatives of the Company's subsidiary, Canada Life of America Financial Services, Inc. as well as other independent agents.

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

NOTE B

Accounting Practices and Basis of Presentation. The accompanying financial statements have been prepared in accordance with accounting practices prescribed or permitted by the Office of Financial and Insurance Services for the State of Michigan, which practices differ from generally accepted accounting principles.

Effective January 1, 2001, the State of Michigan required that insurance companies domiciled in the State of Michigan prepare their statutory basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual - Version effective January 1, 2001 subject to any deviations prescribed or permitted by the State of Michigan Insurance Commissioner.

Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual - Version effective January 1, 2001 are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods.

As a result of these changes, the Company reported a change of accounting principle, as an increase to unassigned surplus, of $4,001,000 as of January 1, 2001. Included in this total adjustment is an increase in unassigned surplus of $1,715,000 related to deferred tax assets, a decrease in unassigned surplus of $1,068,000 related to bond impairments and an increase in unassigned surplus of $3,354,000 related to interest rate swaps.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                DECEMBER 31, 2002


NOTE B
Accounting Practices and Basis of Presentation (continued).

The statutory accounting practices (SAP) followed by the Company differ from accounting principles generally accepted in the United States (GAAP) primarily as follows:

- Investments: For SAP, all fixed maturities are reported at amortized cost less write-downs for certain temporary and other-than-temporary impairments. For SAP, the fair values of bonds and stocks are based on values specified by the NAIC versus a quoted or estimated fair value as required for GAAP.

     For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a component of shareholder's equity for those designated as available-for-sale.

     Credit tenant loans are classified as bonds for SAP and would be considered mortgage loans for GAAP.

     Changes between cost and admitted asset amounts of investment real estate are credited or charged directly to unassigned surplus rather than to income as would be the case for GAAP.

     Realized gains and losses on investments for SAP are reported in income, net of tax. Under GAAP, realized capital gains and losses would be reported in the income statement on a pre tax basis in the period the asset is sold.

     An interest maintenance reserve (IMR) is established under SAP and serves to defer the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. The deferred gains and losses are amortized into investment income over the remaining period to maturity based on groupings of individual investments sold in one to ten-year time periods. Under GAAP, realized capital gains and losses would be reported in the income statement on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

     Under SAP, an asset valuation reserve (AVR) is established and represents a provision for market and credit based fluctuations in the statement value of invested assets. It is determined by an NAIC prescribed formula and is reported as a liability rather than as a reduction in the cost basis of the investment. The change in the AVR flows directly through unassigned surplus. Under GAAP the cost basis of the investments would be reduced when there has been a decline in value deemed other-than-temporary, in which case the decline would be charged to earnings.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

NOTE B
Accounting Practices and Basis of Presentation (continued).


     Valuation allowances, if necessary, are established for mortgage loans based on (1) the difference between the unpaid loan balance and the estimated fair value of the underlying real estate when such loans are determined to be in default as to scheduled payments and (2) a reduction to a maximum percentage of 75% of the most recently appraised value of the underlying real estate, exclusive of insured, guaranteed or purchase money mortgages. Under GAAP, valuation allowances would be established when the Company determines it is probable that it will be unable to collect all amounts due (both principal and interest) according to the contractual terms of the loan agreement. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus for SAP, rather than being included as a component of earnings as would be required for GAAP.

- Policy Acquisition Costs: For SAP, the cost of acquiring and renewing business are expensed when incurred. Under GAAP, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

- Nonadmitted Assets: Certain assets designated as "nonadmitted", principally software development costs, past due agents' balances and deferred tax assets that will not be realized within one year of the balance sheet date, would be included in GAAP assets but are excluded from the SAP balance sheets with changes therein credited or charged directly to unassigned surplus.

- Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

- Recognition of Premiums: For SAP, revenues for annuity policies with mortality or morbidity risk consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and credited directly to the liability for policy reserves without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

- Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

                   CANADA LIFE INSURANCE COMPANY OF AMERICA
                   NOTES TO STATUTORY FINANCIAL STATEMENTS
                              DECEMBER 31, 2002


NOTE B
Accounting Practices and Basis of Presentation (continued).


- Reinsurance: Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. For SAP, commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

- Deferred Income Taxes: Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Deferred taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.

- Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as required for GAAP.

- Statements of Cash Flows: Cash and short term investments in the statement of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory financial statements have not been determined, but are presumed to be material.

Other significant accounting practices are as follows:

- Investments: Bonds, mortgage loans, common stocks, preferred stocks, real estate, policy loans, short-term investments and derivative instruments are stated at values prescribed by the NAIC, as follows:

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

NOTE B
Accounting Practices and Basis of Presentation (continued).

     Bonds not backed by other loans, loan-backed bonds and structured securities are stated at amortized cost using the constant yield method except those with an NAIC designation of 6, which are stated at the lower of amortized cost or fair value. These securities are revalued for significant changes in the prepayment assumptions using the retrospective method.

     Canada Life of America Financial Services, Inc. and CL Capital Management, Inc. are wholly-owned subsidiaries. The Company values its subsidiaries in accordance with Part 8, Section 3 (b) of the Purposes and Procedures manual of the Securities Valuation Office of the NAIC.

     Mortgage loans on real estate are stated at amortized cost using the straight-line method.

     Common stocks are stated at market value, except that investments in the stocks of uncombined subsidiaries and affiliates in which the Company has an interest of 20% or more are carried on the equity basis.

     Preferred stocks are carried at actual cost.

     Investments in real estate or property acquired in satisfaction of debt are carried at depreciated cost less encumbrances.

     Policy loans are carried at the aggregate unpaid principal balance.

     Short-term investments include investments with maturities of less than one year at the date of acquisition. The carrying values reported in the balance sheet are at amortized cost which approximates fair value.

     All derivatives are stated at fair value with the change in fair value recognized in the Statements of Operations.

- Premiums and Annuity Considerations: Premium revenues are recognized when due for other than annuities, which are recognized when received.

- Separate Accounts: Separate Accounts are maintained to receive and invest premium payments under individual variable annuity and variable universal life policies issued by the Company. The assets and liabilities of the Separate Account are clearly identifiable and distinguishable from other assets and liabilities of the Company. The contractholder bears the investment risk. Separate Account assets are reported at fair value. The operations of the Separate Account are not included in the accompanying financial statements.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                DECEMBER 31, 2002


NOTE B
Accounting Practices and Basis of Presentation (continued).


- Life Insurance and Annuity Reserves: All policies, except variable universal life and variable annuity products, were acquired through coinsurance reinsurance agreements with CLA. The reserves established meet the requirements of the Insurance Law and Regulations of the State of Michigan and are consistent with the reserving practices of CLA.

     Some policies promise a surrender value in excess of the reserve as legally computed. This excess is calculated on a policy by policy basis.

     Policies issued at premiums corresponding to ages higher than the true ages are valued at the rated-up ages. For policies issued with, or subsequently subject to, an extra premium payable annually, an extra reserve is held. The extra premium reserve is 45% of the gross extra premium payable during the year if the policies are rated for reasons other than medical impairments. For medical impairments, the extra premium reserve is calculated at the excess of the reserve based on rated mortality over that of standard mortality.

     At the end of 2002 and 2001, the Company had no insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the State of Michigan. The tabular interest and tabular cost have been determined from the basic data for the calculation of policy reserves. The tabular less actual reserve released and the tabular interest on funds not involving life contingencies have been determined by formula. Other increases are insignificant and relate to the Company valuing the deferred acquisition costs and/or back-end charges in connection with the variable annuity.

     All sub-standard annuities other than structured settlements are valued at their true ages, while structured settlements are valued using constant addition to the mortality rate at their true ages.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                DECEMBER 31, 2002


NOTE B
Accounting Practices and Basis of Presentation (continued).

     The Company has sold variable annuity contracts containing a dollar-for-dollar withdrawal provision, which provides for a reduction in the guaranteed minimum death benefit (GMDB) on a dollar-for-dollar basis when a partial withdrawal occurs. Currently there is ambiguity as to the correct interpretation of Actuarial Guideline XXXIII, "Determining CARVM Reserves for Annuity Contracts with Elective Benefits" (AG XXXIII) and Actuarial Guideline XXXIV, "Variable Annuity Minimum Guaranteed Death Benefit Reserves" (AG XXXIV) as to the appropriate application of these guidelines in determining the reserves for these products. In calculating the policy liability reserves for these variable annuity contracts, the Company does not consider the benefit streams where all policyholders take the maximum partial withdrawal under these policies while maintaining the GMDB.

     At the time of issuance of these financial statements, the Michigan Insurance Department, which is ultimately responsible for determining the appropriate reserving methods for the statutory financial statements of Michigan domiciled insurance companies, has acknowledged the inherent ambiguity and controversy as to the correct interpretation of AG XXXIII and AG XXXIV with respect to GMDB benefit reserves required for variable annuity contracts containing dollar-for-dollar withdrawal provisions. As a result, the Michigan Insurance Department has allowed the Company to continue to follow its current method of reserving for these variable annuity contracts until such time that guidance is issued that clarifies the ambiguity between AG XXXIII and AG XXXIV. If the Company had provided additional reserves through the use of the maximum partial withdrawal scenarios of AG XXXIII as of December 31, 2002, assuming no change to the opening reserve balance, policy liability reserves would have increased by approximately $30 million and surplus would have decreased by approximately $30 million.

- Federal Income Tax: Federal income taxes are provided based on an estimate of the amount currently payable which may not bear a normal relationship to pretax income because of timing and other differences in the calculation of taxable income.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

NOTE C
Investments.

The fair value for fixed maturities is based on values specified by the NAIC. In cases where NAIC prices are not available, fair values are based on estimates using values obtained from independent pricing services, or, in the case of private placements, by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The NAIC does not specify fair values for mortgage/asset-backed bonds, therefore carrying value approximates fair value. The carrying value and the fair value of investments in bonds are summarized as follows (in thousands of dollars):

                                                             DECEMBER 31, 2002
                                           ---------------------------------------------------------
                                                              GROSS         GROSS
                                             CARRYING      UNREALIZED     UNREALIZED        FAIR
                                              VALUE           GAINS        LOSSES           VALUE
----------------------------------------------------------------------------------------------------

U. S. GOVERNMENT OBLIGATIONS               $  155,781       $37,193       $     --        $  192,974
ALL OTHER CORPORATE BONDS                     802,422        36,707        (13,462)          825,667
PUBLIC UTILITIES                               80,959         2,891            (91)           83,759
MORTGAGE/ASSET-BACKED SECURITIES              178,010           518             --           178,528
FOREIGN SECURITIES                            244,458        15,176            (16)          259,618
----------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                     $1,461,630       $92,485       $(13,569)       $1,540,546
====================================================================================================

                                                             DECEMBER 31, 2001
                                           ---------------------------------------------------------
                                                              GROSS         GROSS
                                             CARRYING      UNREALIZED     UNREALIZED        FAIR
                                              VALUE           GAINS        LOSSES           VALUE
----------------------------------------------------------------------------------------------------

U. S. government obligations               $  143,946       $23,301       $   (362)       $  166,885
All other corporate bonds                     822,221        15,062        (11,155)          826,128
Public utilities                               66,629           870           (279)           67,220
Mortgage/Asset-backed
  Securities                                  193,845            --             --           193,845
Foreign securities                            238,715         7,159           (329)          245,545
----------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                     $1,465,356       $46,392       $(12,125)       $1,499,623
====================================================================================================

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                DECEMBER 31, 2002


NOTE C
Investments (continued).

The carrying value and fair value of fixed maturity investments at December 31, 2002 by contractual maturity are shown below (in thousands of dollars). Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. In addition, Company requirements may result in sales before maturity.

                                                   CARRYING VALUE    FAIR VALUE
-------------------------------------------------------------------------------

IN 2003                                             $   65,981       $   66,393
IN 2004 - 2007                                         259,503          265,207
IN 2008 - 2012                                         186,195          186,442
2013 AND AFTER                                         771,941          843,976
MORTGAGE/ASSET-BACKED SECURITIES                       178,010          178,528
-------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                              $1,461,630       $1,540,546
===============================================================================

At December 31, 2002, and 2001, bonds with an admitted asset value of $4,635,000 and $4,671,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

Proceeds from the sales and maturities of investments in debt securities during 2002 and 2001 were $418,777,000 and $384,704,000; gross gains of $13,499,000 and
$6,210,000, and gross losses of $9,235,000 and $7,271,000 were realized on those sales, respectively.

Information on mortgage loans at December 31 is as follows (in thousands of dollars):

                                                      2002               2001
--------------------------------------------------------------------------------

Impaired loans                                      $  3,306           $  1,898
Non-impaired loans                                   898,611            917,452
--------------------------------------------------------------------------------
Total mortgage loans                                $901,917           $919,350
================================================================================

There was no income accrued or received on impaired loans in 2002 or 2001.

The maximum and minimum lending rates for commercial mortgage loans in 2002 were 10.25% and 5.65%, respectively. Fire insurance is required on all properties covered by mortgage loans at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings. During 2002, the Company did not reduce interest rates on any outstanding mortgage loan. Mortgages held by the Company on which interest was more than 180 days overdue were $1,883,000 and $1,898,000 at December 31, 2002 and 2001,
respectively.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

NOTE C
Investments (continued).

The mortgage loans are typically collateralized by the related properties and the loan-to-value ratios at the date of loan origination generally do not exceed 75%. The Company's exposure to credit loss in the event of non-performance by the borrowers, assuming that the associated collateral proved to be of no value, is represented by the outstanding principal and accrued interest balances of the respective loans. Non-admitted mortgage loans decreased $1,350,000 in 2002 and increased $1,369,000 in 2001. At December 31, 2002 and 2001 the Company held no mortgages with prior outstanding liens.

The Company reported no accumulated depreciation on investment real estate as of December 31, 2002.

Major categories of CLICA's net investment income for years ended December 31 are summarized as follows (in thousands of dollars):

                                                            2002          2001
-------------------------------------------------------------------------------
Income:
  Fixed maturities                                       $110,516      $105,834
  Equity securities                                           212           216
  Mortgage loans                                           84,760        82,865
  Real estate                                                  77            73
  Short-term investments                                      317         1,195
  Derivatives                                               2,566           994
  Policy loans                                                 20             1
  Amortization of IMR                                       1,053           416
  Other income                                                282           258
-------------------------------------------------------------------------------
Total investment income                                   199,803       191,852
  Less: investment expenses                                 2,509         2,918
        bank deposit - interest expense                        (6)           26
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                    $197,300      $188,908
================================================================================

The Company's policy is to exclude due and accrued income from investment income on mortgage loans in foreclosure or delinquent more than ninety days and on bonds where the collection of income is uncertain. The total amount excluded as of December 31, 2002 and 2001 was $0 and $1,934,000, respectively.

CLICA uses the grouped method of computing the IMR amortization for interest-related gains and losses arising from the sale of fixed income investments. The method is unchanged from prior years.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                DECEMBER 31, 2002


NOTE C
Investments (continued).

Realized capital gains (losses) for years ended December 31 are reported net of federal income taxes and amounts transferred to the IMR and are summarized as follows (in thousands of dollars):

                                                           2002        2001
-----------------------------------------------------------------------------
Fixed maturities:
  Gross gains                                           $ 13,499     $  6,210
  Gross losses                                           (16,034)     (11,508)
                                                        ---------------------
    Total fixed maturities                                (2,535)      (5,298)
Equity securities:
  Gross gains                                                  4          118
  Gross losses                                            (6,140)        (278)
                                                        ---------------------
    Total equity securities                               (6,136)        (160)
Mortgage loans                                                --         (725)
Derivative instruments                                      (457)      (1,751)
                                                        ---------------------
                                                          (9,128)      (7,934)
Income tax benefit                                           283          681
Transfer to IMR                                           (2,796)       2,338
-----------------------------------------------------------------------------
NET REALIZED CAPITAL LOSSES                             $(11,641)    $ (4,915)
=============================================================================

Realized capital losses include $12,108,000 and $4,237,000 related to securities that have experienced other-than-temporary decline in value in 2002 and 2001, respectively.

Unrealized capital gains and losses for equity securities are recorded directly to surplus. The change in the unrealized gains and losses on equity securities was $2,198,000 and $(2,605,000) for the years ended December 31, 2002 and 2001, respectively. The accumulated gross unrealized gains and losses on unaffiliated equity securities at December 31 are as follows (in thousands of dollars):

                                                            2002         2001
------------------------------------------------------------------------------
Accumulated gross unrealized gains                         $ 6,176     $ 1,833
Accumulated gross unrealized losses                         (6,680)     (4,535)
------------------------------------------------------------------------------
Net unrealized losses                                      $  (504)    $(2,702)
==============================================================================

Market Risk: The Company confines its use of derivative products to the following derivative products: currency forwards, futures, options, swaps, caps and floors. The Company transacted only in futures and swaps during the current year, and these are the only derivative instruments that are open at December 31 of the current year.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                DECEMBER 31, 2002


NOTE C
Investments (continued).

Futures: Financial futures are exchange-traded contracts that settle at a future date and are used by the Company as a tool to manage interest rate risk. The price volatility of these contracts is based on sensitivity to interest rate changes over time. The use of futures exposes the Company to minimal credit risk because trades are effected through a regulated exchange and positions are marked to market on a daily basis. The Company is required to put up collateral for any futures contracts that are entered. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently utilizes US Treasury bills to satisfy this collateral requirement.

Strategies that the Company is engaging in or has employed in the past are:

-    Purchase of futures to hedge new business annuity commitments

- Sale of futures where the Company commits to final asset pricing without a liability commitment

- Purchase or sale of futures to move the Company's asset duration and convexity in line with its liabilities

- Purchase or sale of futures as a cost-efficient alternative to a cash transaction involving conventional fixed income investments for reasons of market liquidity, or in circumstances where a conventional transaction would force the realization of large capital gains or losses.

The Company recognized no gains or losses during 2002 resulting from derivatives that no longer qualify for hedge accounting.

Futures are marked-to-market daily, and gains and losses are recognized in current earnings. The notional value at December 31, 2002 for all open futures was $206,639,000.

Swaps: Swaps are over-the-counter contracts that arrange for the exchange of cash flows at specified intervals. The Company uses swaps to hedge currency risk and interest rate risk of its bonds and mortgages. The Company is exposed to credit risk by the potential for a swap counterparty to fail to meet its obligations under the contract. The Company mitigates credit risk by limiting its acceptable counterparties to those with a minimum credit rating of AA-, as defined by Standard & Poor's.

Strategies that the Company is engaging in or has employed in the past are:

- Currency swap transactions whereby cash flows of foreign paying securities are exchanged for US currency equivalents

- Interest rate swap transactions, generally exchanging the difference between fixed-rate and floating-rate interest amounts, in order to reduce market risks from changes in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                DECEMBER 31, 2002


NOTE C
Investments (continued).

Swaps are carried at fair value, with the change in fair value recognized in current earnings. The notional value at December 31, 2002 for all open swaps was $15,000,000.

NOTE D

Concentration of Credit Risk. At December 31, 2002, CLICA held unrated or less-than-investment grade corporate bonds with a carrying value of $156,383,000 and an aggregate fair value of $142,629,000. These holdings amounted to 10.7% of the bond portfolio and 5.2% of CLICA's total admitted assets. The portfolio is well diversified by industry.

CLICA's mortgage portfolio is well diversified by region and property type with 16.0% in California (book value - $144,174,000), 12.0% in New York (book value - $108,339,000), 11.6% in Ohio (book value - $104,248,000), 10.4% in Michigan
(book value - $93,335,000) and with investments in the remainder of the states less than 10%. The investments consist of first mortgage liens. Significant outstanding balances on individual properties include $16,052,000 on an apartment property in Pennsylvania and $11,505,000 on an apartment property in New York. All other mortgage loans have outstanding principal of less than $10,000,000.

NOTE E
Federal Income Taxes.

The main components of the deferred tax balance are as follows (in thousands of dollars):




DEFERRED TAX ASSETS                                           2002      2001
                                                            -------    -------

    Life & A&H Reserves, and Deposit Fund Liabilities       $14,893     21,923
    Invested Assets                                           6,028      4,171
    Deferred Acquisition Costs                                1,771        748
    Other Expenses                                               95        241
                                                            -------    -------
        Total deferred tax assets                            22,787     27,083
    Less: non-admitted deferred tax assets                   20,251     25,368
                                                            -------    -------
        Admitted deferred tax assets                          2,536      1,715
                                                            -------    -------
DEFERRED TAX LIABILITIES

    Derivatives                                               1,452         --
    Accrued Dividends - common stock                              4          4
    Other                                                         2         --
                                                            -------    -------
       Total deferred tax liabilities                         1,458          4
------------------------------------------------------------------------------
    Net admitted deferred tax asset                         $ 1,078    $ 1,711
==============================================================================


During 2002 the non-admitted deferred tax asset decreased by $5,117,000 to $20,251,000.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                DECEMBER 31, 2002


NOTE E
Federal Income Taxes (continued)

The changes in the main components of DTAs and DTLs are as follows (in thousands of dollars):

                                           DEC 31, 2002   DEC 31, 2001      CHANGE
                                           ----------------------------------------

Total deferred tax assets                    $22,787          27,083       $(4,296)
Total deferred tax liabilities                 1,458               4         1,454
                                           ---------------------------------------
Net deferred tax asset (liability)           $21,329        $ 27,079        (5,750)
                                           =========================
Change in tax effect of unrealized
  Gains (losses)                                                             3,123
                                                                           -------
Change in net deferred income tax                                          $(2,627)
                                                                           =======

The Company's income tax expense and change in deferred taxes differs from the amount obtained by applying the federal statutory rate of 35% to net gain from operations. The significant differences are as follows (in thousands of dollars):

                                                      ---------------------------
                                                       YEAR ENDED     YEAR ENDED
                                                      DEC 31, 2002   DEC 31, 2001
                                                      ---------------------------

Provision computed at statutory rate of 35% on
  Operating income and capital gains                    $ 3,807        $ 5,557
Amortization of IMR                                        (369)          (146)
Dividend Received Deductions                                 (3)           (11)
Deferred Tax related True-up Items                        1,738          2,096
Other                                                       (17)          (437)
                                                        -------        -------
   Total incurred taxes                                 $ 5,156        $ 7,059
                                                        =======        =======

Federal income taxes incurred on operating income       $ 2,812        $ 8,464
Federal income tax benefit on capital losses               (283)          (681)
Change in net deferred income taxes                       2,627           (724)
                                                        -------        -------
   Total incurred taxes                                 $ 5,156        $ 7,059
                                                        =======        =======

At December 31, 2002 and 2001, current federal income taxes receivable (payable) were $4,645,000 and $(1,351,000), respectively.

At December 31, 2002 the Company had $0 of operating loss carry forwards.

Income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses are $5,821,000, $6,864,000 and $12,634,000 for 2002, 2001 and 2000, respectively.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                DECEMBER 31, 2002


NOTE F
Reinsurance. Various reinsurance agreements exist between the Company and CLA. The effect of the agreements is to have the Company assume certain existing and future insurance and annuity business of CLA. Except for variable universal life policies, variable annuity contracts and institutional investment products issued, all premiums for insurance and annuity considerations and benefit expenses recorded for the years ended December 31, 2002 and 2001 were the result of the coinsurance agreements. Additionally, the Company maintains a funds withheld coinsurance treaty under which certain annuity risks are ceded to Crown Life Insurance Company of Canada, a modified coinsurance treaty whereby certain variable universal life insurance risks are ceded to First Allmerica Financial Life Insurance Company and yearly renewable term treaties with several reinsurers.

At December 31, 2002 and 2001 the payable to reinsurers under these agreements, is as follows (in thousands of dollars):

                                                            2002        2001
-----------------------------------------------------------------------------

CLA                                                        $3,040     $10,102
First Allmerica Financial Life Insurance Company             (226)        207
                                                           ------------------
Total reinsurance balances                                 $2,814     $10,309
                                                           ==================

The effect of reinsurance on premiums and annuity considerations earned for years ended December 31 follow (in thousands of dollars):

                                                        2002           2001
--------------------------------------------------------------------------------
Direct premiums                                         $ 169,376       $ 71,861
Premiums assumed from CLA                                 133,993        273,829
Premiums ceded                                             (1,127)       (2,795)
--------------------------------------------------------------------------------
Net premiums and annuity considerations                 $ 302,242      $ 342,895
================================================================================

NOTE G
Related Party Transactions. In addition to the coinsurance agreements mentioned above, CLA has a cost allocation arrangement based on generally accepted accounting principles with CLICA. For the years ended December 31, 2002 and 2001, these allocated costs amounted to $14,068,000 and $12,662,000, respectively.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                DECEMBER 31, 2002


NOTE G
Related Party Transactions (continued).

At December 31, 2002 and 2001, the amounts receivable and payable to CLA and affiliates, which include outstanding administrative expenses, are as follows (in thousands of dollars):

                                                          2002         2001
============================================================================

Total Receivable                                        $   307      $    43
Total Payable                                            (5,161)      (4,042)
----------------------------------------------------------------------------
Net Payable                                             $(4,854)     $(3,999)
============================================================================

NOTE H
Separate Accounts. The Company's non-guaranteed separate accounts represent funds invested in variable annuity and variable universal life policies issued by the Company. The assets of these funds are invested in shares of nine unaffiliated management investment companies.

Premiums or deposits for years ended December 31, 2002 and 2001 were $158,772,000 and $60,864,000, respectively. Total reserves were $421,653,000 and
$491,717,000 at December 31, 2002 and 2001, respectively. All reserves were subject to discretionary withdrawal, at fair value, with a surrender charge of up to 6%.

A reconciliation of the amounts transferred to and from the Separate Accounts for years ended December 31 is presented below (in thousands of dollars):

                                                                         2002          2001
-------------------------------------------------------------------------------------------
Transfers as reported in the Summary of Operations of the
  Separate Accounts statement:
   Transfers to Separate Accounts                                   $ 158,772      $ 60,864
   Transfers from Separate Accounts                                  (117,874)      (64,083)
-------------------------------------------------------------------------------------------
Net transfers to (from) Separate Accounts                              40,898        (3,219)
Reconciling adjustments:
   Net policyholder transactions                                         (311)        2,010
-------------------------------------------------------------------------------------------
Transfers as reported in the Statements of Operations               $  40,587      $ (1,209)
===========================================================================================

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                     NOTES TO STATUTORY FINANCIAL STATEMENTS
                                DECEMBER 31, 2002


NOTE I
Annuity Reserves and Deposit Fund Liabilities. CLICA's withdrawal characteristics for annuity reserves and deposit fund liabilities at December 31 are summarized as follows (in thousands of dollars):

                                                     AMOUNT                   PERCENT OF TOTAL
                                            -------------------------       --------------------
                                                 2002           2001          2002         2001
------------------------------------------------------------------------------------------------
Subject to discretionary withdrawal:
  With market value adjustment                $173,638      $ 231,026         7.7%        10.3%
  At book value less surrender charge of
    5% or more                                 162,770        157,100         7.2%         7.0%
------------------------------------------------------------------------------------------------
Subtotal                                       336,408        388,126        14.9%        17.3%
Subject to discretionary withdrawal
  without adjustment at book value
  (minimal or no charge or adjustment)         105,566        118,592         4.7%         5.3%
Not subject to discretionary withdrawal      1,480,095      1,496,367        65.7%        66.8%
Structured settlement                          330,434        235,862        14.7%        10.6%
------------------------------------------------------------------------------------------------
Total (gross)                                2,252,503      2,238,947       100.0%       100.0%
Less: reinsurance ceded                          3,308          2,800
                                            -------------------------
Net annuity reserves and deposit fund
  liabilities                               $2,249,195     $2,236,147
                                            =========================


A reconciliation to the Life & Accident & Health Annual Statement net annuity reserves and deposit fund liabilities at December 31, 2002 is as follows (in thousands of dollars):

Exhibit 5, Section B, Total (net)                                       $ 1,707,491
Exhibit 5, Section C, Total (net)                                            19,086
Exhibit 5, Section G, Total Lines 070001,070002 and 070004
                                                                             19,917
Exhibit 7, Column 1, Line 14                                                501,631
Exhibit 8, Part 1, Column 4, Line 3.4                                         1,070
                                                                        ------------
Total                                                                   $ 2,249,195
                                                                        ============

NOTE J
Capital and Surplus. The Company has two classes of capital stock: redeemable preferred stock ($10.00 par value) and common stock ($10.00 par value), ranked in order of liquidation preference. The preferred shares have no interest rate assigned and are non-voting. During 2002, the Company redeemed all remaining issued preferred shares at a redemption price of $10.00 per share.

Under applicable Michigan insurance law, the Company is required to maintain unimpaired capital and surplus of $7,000,000 and additional unimpaired surplus of $500,000. At December 31, 2002, unimpaired capital and surplus was $136,869,000.

                    CANADA LIFE INSURANCE COMPANY OF AMERICA
                    NOTES TO STATUTORY FINANCIAL STATEMENTS
                               DECEMBER 31, 2002


NOTE J
Capital and Surplus (continued).

The maximum amount of dividends which can be paid, by insurance companies domiciled in the State of Michigan, to shareholders without prior approval of the Insurance Commissioner is limited to an amount which (together with any other dividends or distributions made within the preceding 12 months) does not exceed the lesser of: (i) the insurer's earned surplus (excluding surplus arising from unrealized capital gains); or (ii) the greater of (a) 10% of the insurer's surplus or (b) its net gain from operations for the preceding year ended December 31. Statutory surplus at December 31, 2002 was $131,869,000. The maximum dividend payout which may be made without prior approval in 2003 is $0. Dividends are non-cumulative.

At December 31, 2002, the Company's capital and surplus exceeded the NAIC's "Risk Based Capital" requirements for life and health companies.

NOTE K
Fair Value of Financial Instruments. The fair value of certain financial instruments along with their corresponding carrying values at December 31 follow (in thousands of dollars). As the fair value of all the Company's assets and liabilities is not presented, this information in the aggregate does not represent the underlying value of the Company.

                                              2002                           2001
                                     ---------------------------   ----------------------------
                                        FAIR         CARRYING           FAIR         CARRYING      VALUATION
                                        VALUE          VALUE           VALUE           VALUE         METHOD
------------------------------------------------------------------------------------------------------------

Financial Assets
----------------
   Bonds                             $1,540,546     $1,461,630       $1,499,622     $1,465,356          1
   Common & preferred stocks
      excluding investment in
      subsidiaries
                                         11,496         11,496           15,093         15,093          2
   Mortgage loans                     1,056,868        901,917        1,015,493        919,350          3
   Interest rate swaps                    5,016          5,016            3,647          3,647          4
   Futures                                  877            877            2,759          2,759          4

Financial Liabilities
---------------------
   Investment -type
      Insurance contracts               456,560        429,450          504,969        495,195          5


1. The fair value for fixed maturities is based on values specified by the NAIC. In cases where NAIC prices are not available, fair values are based on estimates using values obtained from independent pricing services, or, in the case of private placements, by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.

                   CANADA LIFE INSURANCE COMPANY OF AMERICA
                   NOTES TO STATUTORY FINANCIAL STATEMENTS
                              DECEMBER 31, 2002


NOTE K
Fair Value of Financial Instruments (continued).


2. Fair values are based on publicly quoted market prices at the close of trading on the last business day of the year.

3. Fair values are estimated using discounted cash flow analysis based on interest rates currently being offered for similar credit ratings.

4. Fair values for future contracts and interest rate swaps that have not settled are based on current settlement values.

5. Fair values for liabilities under investment-type insurance contracts are estimated using discounted liability calculations, adjusted to approximate the effect of current market interest rates for the assets supporting the liabilities.

NOTE L
Transfer and Servicing of Financial Assets.

The Company lends its own securities to increase portfolio returns. Lending activities are covered by the Company's Investment Policy: borrowers must be approved by the Company, standards for collateral must be met, and aggregate collateral value must be maintained at a minimum of 102% of the fair value of the securities loaned. Securities on loan at December 31, 2002, amounted to $135,983,000 aggregated as follows (in thousands of dollars):


           Securities Description                                  FAIR VALUE
           ----------------------                                  ----------

      US treasury bills                                             $  6,600
      US treasury bond strips                                         20,709
      US treasury bonds                                               17,369
      US treasury notes                                               33,499
      Other than US Treasury Securities                               57,806
                                                                    --------
      Grand Total                                                   $135,983
                                                                    ========


The Company has no servicing assets or liabilities.

NOTE M
Contingencies. The Company has been named in various pending legal proceedings considered to be ordinary routine litigation incidental to the business of the Company. The Company believes contingent liabilities arising from litigation, income taxes and other matters will not have a material adverse effect on the Company's future results of operations or financial position.

                   CANADA LIFE INSURANCE COMPANY OF AMERICA
                   NOTES TO STATUTORY FINANCIAL STATEMENTS
                              DECEMBER 31, 2002


NOTE N

Events Subsequent. On February 17, 2003, the Board of Directors of the Company's ultimate parent, Canada Life Financial Corporation, issued a recommendation to its common shareholders to accept an offer for $7.1 billion (Canadian dollars) made on February 17, 2003 by Great-West Lifeco Inc. to acquire all the outstanding common shares of Canada Life Financial Corporation. It is not possible to project the outcome of the offer nor the impact on the Company's future results.